UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21673

THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2011

Date of reporting period: February 28, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

2

SEMI-ANNUAL REPORT

AllianceBernstein Pooling Portfolios

U.S. Value

U.S. Large Cap Growth

International Value

International Growth

Short Duration Bond

Intermediate Duration Bond

Bond Inflation Protection

High-Yield

Small-Mid Cap Value

Small-Mid Cap Growth

Multi-Asset Real Return

(formerly Global Real Estate Investment)

Volatility Management

February 28, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

April 25, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for the AllianceBernstein Pooling Portfolios (collectively, the “Portfolios”; individually, the “Portfolio”) for the semi-annual reporting period ended February 28, 2011.

The tables on pages 30-32 show each Portfolio’s performance for the six- and 12-month periods ended February 28, 2011, compared to their respective benchmarks. Additional performance can be found on pages 33-36. Each Portfolio’s benchmark is as follows: U.S. Value Portfolio—Russell 1000 Value Index; U.S. Large Cap Growth Portfolio—Russell 1000 Growth Index; International Value Portfolio—Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; International Growth Portfolio—MSCI EAFE Index and MSCI EAFE Growth Index; Short Duration Bond Portfolio—Bank of America Merrill Lynch (BofAML) 1-3 Year Treasury Index; Intermediate Duration Bond Portfolio—Barclays Capital U.S. Aggregate Bond Index; Bond Inflation Protection Portfolio—Barclays Capital 1-10 Year Inflation Protected Securities (TIPS) Index; High-Yield Portfolio—Barclays Capital U.S. High Yield 2% Issuer Cap Index; Small-Mid Cap Value Portfolio—Russell 2500 Value Index; Small-Mid Cap Growth Portfolio—Russell 2500 Growth Index; Multi-Asset Real Return Portfolio—MSCI All Country (AC) World Commodity Producers Index and Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts

(NAREIT); Volatility Management—Standard & Poor’s (S&P) S&P 500 Stock Index.

U.S. Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, emphasizing investments in companies that AllianceBernstein (the “Adviser”) believes are undervalued. The Portfolio uses the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). This fundamental value approach seeks to identify investments that are considered to be undervalued because they are attractively priced relative to future earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental analysis and research of Bernstein’s large internal research staff in making investment decisions for the Portfolio. Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of U.S. companies.

Investment Results

During the six-month period ended February 28, 2011, the Portfolio outperformed its benchmark, the Russell 1000 Value Index. The primary contributor was security selection, while sector selection modestly offset some of these gains. Security selection in consumer growth, consumer cyclicals and consumer staples were the main drivers of relative performance. The sector overweights to consumer cyclicals and consumer staples detracted from returns.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	1

During the 12-month period ended February 28, 2011, the Portfolio underperformed its benchmark. Security selection was the main detractor, led by selection in financials, technology and energy. Sector selection was neutral; an underweight in utilities detracted from returns while an underweight in financials contributed.

The Portfolio did not utilize derivatives during the six- and 12-month reporting periods.

Market Review and Investment Strategy

Cyclical sectors led for the six- and 12-month periods ended February 28, 2011. Defensive sectors and financials lagged, although the latter rebounded at the end of the reporting period. The Portfolio’s underperformance from the 12-month reporting period was due to its financial and technology holdings. In financials, the biggest detractors were big banks hurt by fears about regulatory reform and mortgage-securitization putbacks. Reflecting new research, positions were reduced in firms with the most exposure to these issues, while names were added with relatively less exposure, such as JPMorgan Chase, Wells Fargo and Capital One. This repositioning added to returns for the six-month reporting period. In technology, the market’s focus on headline-grabbing trends in tablet and cloud computing drove outperformance of high-growth tech firms at the expense of the more attractively valued names the Portfolio favors. The shortfall for the 12-month reporting period was partially offset by gains in media and consumer related holdings.

U.S. Large Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. The Adviser tends to focus on companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For these purposes, “large capitalization U.S. companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. The Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase. Normally, about 50-70 companies will be represented in the Portfolio’s portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio’s net assets. The Portfolio thus differs from more typical equity mutual funds by focusing on a relatively small number of intensively researched companies. The Portfolio also may invest in non-U.S. securities.

Investment Results

For the six-month period ended February 28, 2011, the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, driven by

2	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

positive stock selection with additional support from sector allocation. Cyclicality was a common thread among top contributors which included energy company Schlumberger, alternative asset manager Blackstone and technology firm Nvidia. An underweight in the consumer staples sector, where, in general, the Portfolio sees modest growth opportunities, was the largest contribution from a sector allocation perspective. Stock selection in the materials, information technology, consumer discretionary, industrials and financials bolstered performance, while selection in the health care sector detracted for the six-month period. Investor disappointment over the final terms of Alcon’s acquisition by Novartis resulted in Alcon being the top detractor. Teva Pharmaceuticals and Goldman Sachs rounded out the top detractors for the six-month period.

For the 12-month period ended February 28, 2011, the Portfolio underperformed its benchmark. Negative stock selection in the health care and financials sectors, two industries shrouded in uncertainty by U.S. government reform efforts, drove the majority of underperformance. The largest individual detractors, Gilead Sciences and Goldman Sachs, reflected these themes. Although financials moved from negative returns in the beginning of the year to positive returns in the second half of the year, they continued to lag the benchmark. Health care holdings Alcon and Teva Pharmaceuticals rounded out the top detractors. On the positive side, technology stocks were the largest contributors, led by Apple and Nvidia and an underweight in Microsoft. An underweight in the consumer staples sector also added to performance followed by stock selection in the materials and energy sectors.

The Portfolio did not utilize derivatives during the six- and 12-month reporting periods.

Market Review and Investment Strategy

2010 started off well, with economic growth and financial markets exceeding expectations. But pockets of turbulence in the second and third quarters left investors leery and anxious about the future—and focused on preserving rather than growing assets. By the fourth quarter, increasingly positive indicators put to rest the overriding fear in the market—that the economy would take a “double-dip” back into recession—and risk aversion subsided. Investor optimism about the direction of economic growth continued to strengthen into the beginning of 2011.

It is heartening to see investors starting to once again discriminate among companies based on fundamentals. This is what the Portfolio seeks to capture through research-based stock selection, so it remains positioned to benefit as more typical behavior gains momentum. The Portfolio continues to lean into the opportunity by investing in leading growth franchises at historically low valuations relative to their peers. The Portfolio has been constructed to have positive exposure to the economic recovery. While some of the established cyclically exposed

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	3

positions are starting to play out as expected, the research continues finding new examples of what is considered to be under-recognized growth potential.

International Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal market conditions, in companies in at least three countries other than the United States.

The Portfolio invests in companies that Bernstein determines are undervalued, using a fundamental value approach. In selecting securities for the Portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Investment Results

For the six-month period ended February 28, 2011, the Portfolio outperformed its benchmark, the MSCI EAFE Index. Both sector selection and security selection were positive. Stock selection in finance, consumer staples and energy added to returns. An overweight in the energy and industrial commodities sectors, as well as an underweight in the consumer staples sectors was beneficial to returns. Gains were slightly offset by negative security selection in technology.

For the 12-month period ended February 28, 2011, the Portfolio underperformed its benchmark. Security selection in the technology/electronics, consumer cyclicals and telecommunications sectors drove the underperformance. This was slightly offset by the positive impact of overweight positions in the industrial commodities sector, along with an underweight in consumer staples.

During both reporting periods, the Portfolio held forward currency and futures to implement active currency management, which was positive to performance.

International Growth Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of companies selected by the Adviser whose growth potential appears likely to outpace market expectations. The Adviser’s growth analysts use proprietary research to seek to identify companies that grow while creating a significant amount of “economic value”-These companies typically exhibit solid, durable growth; strong, sustainable competitive advantages; high return on invested capital (ROIC) and robust

4	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

free cash flow. Under normal circumstances, the Portfolio invests in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio may also invest in synthetic foreign equity securities, which are types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Advisor expects that normally the Portfolio’s portfolio will tend to emphasize investments in larger capitalization companies. The Portfolio normally invests in 70-160 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The Portfolio underperformed its benchmark, the MSCI EAFE Index, for both the six- and 12-month periods ended February 28, 2011. For the six-month period, sector selection detracted. While the overweight in the energy sector was beneficial, the overweight in financials, specifically the property companies, detracted. Security selection was negative, particularly within industrials, financials and consumer discretionary sectors. Over the six-month period, the Portfolio suffered from a downdraft in risk appetite in general and for emerging markets in particular. Key detractors included Asian property developers, notably CapitaLand, Swedish fashion retailer Hennes & Mauritz (H&M) and U.K.-based Serco, an industrial services company. Contributors included some of the Portfolio’s exposures to strong agricultural trends, including fertilizer manufacturer K+S Group. The rapid rise in oil pricing buoyed the Portfolio’s energy-complex shares such as oil & gas exploration company Afren, while consolidation among global exchanges boosted Hong Kong Exchanges and Clearing Limited.

Over the 12-month period ended February 28, 2011, the Portfolio’s underperformance was largely the result of negative security selection within the industrials, information technology and consumer discretionary sectors. This was partially offset by strong stock selection across the materials and consumer staples sectors. Sector selection was also negative, particularly the overweight in financials and the underweight in the consumer

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	5

discretionary sector. CapitaLand, business process outsourcing company Capita and H&M detracted. Two agricultural commodity players, PotashCorp and K+S Group, were the strongest contributors as fundamentals for fertilizers improved. Hong Kong-based outsourcing company Li & Fung contributed positively helped by over a year of strong revenue growth.

During both reporting periods, the Portfolio utilized currency forwards and futures for hedging and non-hedging purposes, which contributed positively to performance.

International Market Review and Investment Strategy

Overall, international equity markets, as measured by the benchmark, posted solid returns during the six- and 12-month periods ended February 28, 2011, although markets were volatile. Markets were strong in March as investors shrugged off macroeconomic concerns. Risk aversion returned in May and June, due to uncertainties in the financial sector including mounting sovereign debt risks in Europe, discussions of stricter regulation of banks globally, and moderating growth expectations in China. Markets received some relief in July, moving sharply higher following positive earnings and a positive sentiment shift after BP stanched the flow of oil into the Gulf of Mexico. However, lackluster macroeconomic data led to equity markets underperforming again in August. Markets regained strength in September and October as the U.S. Federal Reserve’s second round of quantitative easing injected liquidity

into global capital markets and ended the calendar year on a strong note, broadly speaking, as corporates delivered profit growth. While the benchmark overall rose in January and February 2011, emerging markets’ equities performance diverged from developed markets’ as inflationary pressures from rising commodities prices prompted rate hikes in Brazil and across Asia.

The International Value Pooling Portfolio emphasizes companies with strong free cash flow generation that are selling at attractive valuations. These opportunities are available across a wide range of sectors.

The International Growth Portfolio was significantly repositioned during the reporting period. The Portfolio’s stock selection process focuses on quality growth companies with high returns, good reinvestment opportunities, and strong competitive positions. The stocks in the Portfolio, in aggregate, have higher growth and profitability characteristics than the benchmark. The Portfolio’s management team, the International Growth Group (the “Team”) has concentrated into fewer names by adding to positions in its highest-conviction stocks and the Team believes this will increase the Portfolio’s outperformance potential. The Team is emphasizing emerging markets exposure both in its country allocation and stock selection, as it believes companies which can capitalize on satisfying burgeoning demand in rapidly growing regions can outperform.

6	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of fixed-income securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio may invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero coupon and interest-only or principal-only securities.

Investment Results

The Portfolio outperformed its benchmark, the Bank of America Merrill Lynch (BofAML) 1-3 Year Treasury Index, for both the six- and 12-month reporting periods ended February 28, 2011. For both periods, the Portfolio’s exposure to spread products, which significantly outperformed Treasury securities, was the primary positive driver of relative performance. Allocations to agency and non-agency mortgages, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and investment-grade corporates all contributed positively for both reporting periods. The Portfolio utilized derivative instruments including Treasury future positions to manage interest rate exposure, which had no material impact on performance.

Intermediate Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate to high rate of income that is subject to taxes. The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively longer duration of three to six years under normal market conditions. The Portfolio may invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities. The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero coupon and interest-only or principal-only securities.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	7

Investment Results

The Portfolio outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for both the six- and 12-month reporting periods ended February 28, 2011. For both reporting periods, the Portfolio’s sector allocation and security selection were the primary positive drivers of relative returns. Overweight allocations to CMBS and investment-grade corporate securities, as well as an underweight allocation to Treasuries and mortgage-backed securities, contributed positively. Security selection within the Portfolio’s corporate and mortgage holdings were positive while security selection within the CMBS allocation detracted.

During both reporting periods, the Portfolio utilized derivative instruments including Treasury futures and interest rate swaps in order to manage its duration and yield curve positioning. Overall yield curve positioning detracted for the six-month period, while duration positioning had no material impact. For the 12-month period, both yield curve and duration positioning contributed positively. The Portfolio also utilized currency forwards for hedging purposes, resulting in no currency impact.

Bond Inflation Protection Portfolio

Investment Objective and Policies

The Portfolio seeks to maximize real return without assuming what the Adviser considers to be undue risk. The Portfolio pursues its objective by investing principally in Treasury Inflation Protected Securities (“TIPS”) directly or by gaining indirect exposure to TIPS through derivatives transactions such as total return swaps linked to TIPS. The Portfolio may invest in other fixed-income investments such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Portfolio invests at least of 80% of its net assets in fixed-income securities. While the Portfolio invests principally in investment grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B, or the equivalent by at least one national ratings agency (or deemed by the Adviser to be of comparable credit quality) which are not investment grade (“junk bonds”). The Portfolio may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities, such as options, futures, forwards, or swap agreements. The Portfolio may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Portfolio may invest in fixed-income securities of any maturity and duration.

Investment Results

The Portfolio outperformed its benchmark, the Barclays Capital 1-10 Year TIPS Index, for both the six- and 12-month periods ended February 28, 2011. The Portfolio’s overweight in credit and CMBS contributed positively to relative performance for both periods. During both reporting

8	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

periods, the Portfolio utilized Treasury futures and interest rate swaps in order to manage duration and yield curve positioning. The Portfolio’s longer duration positioning detracted for the six-month period as interest rates rose, but contributed positively during the 12-month period as rates declined earlier in 2010. Yield curve positioning was positive for both periods.

The Portfolio also sold protection on several credit derivatives as a substitute for buying individual corporate bonds. During the six- and 12-month periods, spreads on these positions did not tighten as much as the spreads on the underlying corporate bonds; therefore, the Portfolio would have been better off owning the corporate bonds. The Portfolio also utilized currency forwards in order to hedge unwanted currency exposure or to create the desired currency exposure in the Portfolio. For the six-month period, currency positioning contributed positively, but detracted for the 12-month period. In order to combine the inflation protection offered by TIPS with the return potential of a multi-sector portfolio of bonds, the Portfolio used reverse repurchase agreements to create the necessary leverage.

High-Yield Portfolio

Investment Objective and Policies

The Portfolio seeks a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its net assets in high yield debt securities. The Portfolio invests in a diversified mix of high yield, below-investment grade debt securities, known as “junk bonds.” The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Portfolio may invest in debt securities with a range of maturities from short- to long-term. The Portfolio may also invest in U.S. Dollar-denominated and non-U.S. Dollar-denominated foreign fixed-income securities, as well as mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities and preferred stocks. The Portfolio may use leverage for investment purposes by entering into transactions such as repurchase agreements and dollar rolls. The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero coupon and interest-only or principal-only securities.

Investment Results

The Portfolio outperformed its benchmark, the Barclays U.S. High Yield 2% Issuer Cap Index, for both the six- and 12-month periods ended February 28, 2011. The Portfolio’s overweight in subordinated financial (banks and insurance) holdings within the capital structure contributed positively to relative performance for both periods. Overall security selection and an overweight position in the CCC-rated quality tier were also positive contributors for both periods. The Portfolio’s higher-volatility positioning earlier in 2010 contributed positively for the 12-month period. Within the Portfolio’s derivative positions, credit default swaps for hedging and non-hedging purposes contributed positively for

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	9

both periods, while interest rate swaps and currencies, for hedging purposes, and purchase options for non-hedging purposes, had no meaningful impact on performance for either period.

Fixed Income Market Review and Investment Strategy

The global economic recovery continued to strengthen and broaden during the reporting period, bolstering investors’ demand for risk assets. Global manufacturing, particularly in G7 countries, was especially strong as demand in emerging market economies continued to drive a robust export cycle. Equity markets rebounded, and interest rates rose globally. In the U.S., consumer sentiment improved, while the beleaguered job market began to show gains in private hiring and the unemployment rate receded from record levels. Some concerns emerged late in the reporting period, which investors eventually shrugged off. A spike in commodity prices, as well as unrest in the Middle East and North Africa temporarily unsettled markets. Peripheral European sovereign debt concerns, while remaining, eased somewhat as the European Union worked to stabilize the crisis. Fixed income sectors posted mixed results during the reporting period as higher interest rates began to weigh on fixed income markets. Nongovernment securities, particularly CMBS and corporate securities, significantly outperformed Treasuries. Treasury securities posted the weakest returns, as the safe haven premium government securities enjoyed during the fiscal crisis unwound as investors became less risk averse. U.S. Treasury yields rose significantly during the period, and the yield curve steepened. The high yield market, as represented by the benchmark, provided strong returns for the reporting period. Rising equity markets, improving corporate fundamentals and strong investor demand for yield in a low rate environment generated a positive environment for high yield. Lower quality bonds outperformed, with defaults continuing to be a non-story. All high yield industries posted positive returns with technology and financial sectors (banks and insurance) providing the strongest returns. Noncyclical sectors, capital goods and transportation underperformed, but still provided strong absolute returns.

Small-Mid Cap Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60-125 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- to mid-cap companies. The Portfolio may invest in securities issued by non-U.S. companies and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

Investment Results

The Portfolio outperformed its benchmark, the Russell 2500 Value Index, for the six- and 12-month periods ended February 28, 2011. The

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premium versus the benchmark was larger during the six-month period, chiefly because of strong stock selection; sector selection modestly contributed. In the 12-month period ended February 28, 2011, positive sector selection was nearly offset by negative stock selection. Broadly speaking, the Portfolio’s holdings benefited from company-specific restructuring programs and from a recovery in the broader economy.

In both periods, the Portfolio’s underweight in lagging financial stocks helped. During the six-month period, stock selection was broadly positive, most notably in procyclical sectors, such as industrial resources, capital equipment and consumer staples and cyclicals. It was weakest in energy, as the Portfolio did not hold some of the top performing companies. For the 12-month period, underperformance from consumer-related, financial and housing-related holdings outweighed strength in capital equipment and utilities holdings.

The Portfolio did not utilize derivatives during the six- and 12-month reporting periods.

Market Review and Investment Strategy

During the six- and 12-month periods ended February 28, 2011, smaller-cap stocks outpaced U.S. large-cap and global equities as many smaller-cap companies exhibited stronger earnings leverage to the improvement in economic conditions following extensive cost cuts during the recent recession. The benchmark trailed the Russell

2500 Index in both periods, as it had a larger weight in the lagging financial and utilities sectors, and a smaller weight in outperforming technology stocks. The Portfolio’s Small/Mid Cap Value Senior Investment Management Team (the “Team”) remains focused on identifying company-specific controversies that have been mispriced, in its view. As macroeconomic concerns continued to dominate investor sentiment regarding equities, the Team took the opportunity to add attractively valued high-quality companies with strong free cash flows. The Portfolio’s holdings span diverse sectors and its sector exposures have become more balanced, reflecting the breadth of the value opportunity. The Portfolio maintains a slight bias toward larger companies within the small- and mid-capitalization spectrum.

Small-Mid Cap Growth Portfolio

Investment Objective and Policies

The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of small- and mid-cap U.S. companies.

The Portfolio may invest in any company and industry and any type of equity security with potential for capital appreciation. It invests in well-known and established companies and new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	11

results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

The Portfolio invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may also invest in reverse repurchase agreements and up to 20% of its total assets in rights and warrants.

Investment Results

The Portfolio outperformed its benchmark, the Russell 2500 Growth Index, for both the six- and 12-month periods ended February 28, 2011. Against a backdrop of sizeable gains for small- and mid-cap growth stocks, the Portfolio generated strong absolute and relative returns for the semi-annual and annual reporting periods. During both periods—albeit somewhat intermittently—investors rewarded companies that delivered stronger-than-expected fundamental results. As such, relative returns benefited from the Portfolio’s Small/Mid- Cap Group Investment Team’s (the “Team’s”) success in identifying such companies.

For both periods, stock selection was the key driver of outperformance. Over the six-month period, stock selection was broad based, but strongest within the technology sector. Over the 12-month period, the contribution from stock selection was broad based as well, with all sectors contributing positively to relative returns with the exception of financials. Sector allocation very modestly aided relative returns despite the

Fund’s small cash holdings which created a modest drag on relative performance during both the six- and 12-month periods, given the exceptionally strong market backdrop.

The Portfolio did not utilize derivatives during the six- and 12-month reporting periods.

Market Review and Investment Strategy

Bolstered by increased confidence in the sustainability of the economic recovery that began in the middle of 2009, U.S. equities, as represented by the S&P 500 Stock Index, posted their second consecutive year of solid double-digit gains in 2010. Small-cap growth stocks, which tend to be disproportionately sensitive to movements in the economy, as well as the increase in risk appetites that emerged during the second half of 2010, were by far the strongest performers, almost doubling the gains of the broader market, as represented by the S&P 500 Stock Index. Within the smaller-cap growth universe, as measured by the benchmark, more economically-sensitive sectors, such as technology, energy and industrials, posted the biggest gains; less cyclically-sensitive sectors of the market, such as consumer staples and health care, were notable laggards.

Driven by the Team’s bottom-up stock selection process, sector allocations changed modestly over the 12-month reporting period. Increases in the Portfolio’s active exposure to health care, consumer/commercial services and technology, were offset by a reduction in the relative weight of

12	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

industrials and energy. At the end of the reporting period, the Portfolio was overweight in consumer/commercial services, technology and health care while underweight in financials and industrials and equal weight the energy sector. Of note, the technology overweight skews toward companies with significant exposure to enterprise spending, whereas the Portfolio’s health care exposure is dominated by an emphasis in health care services holdings that more than offsets underweights in biotech and medical devices. Consistent with the Team’s discipline, investments throughout the reporting period emphasized companies expected to deliver surprisingly strong earnings growth and favorable earnings estimate revisions.

Multi-Asset Real Return

(formerly Global Real Estate Investment)

Investment Objective and Policies

Effective December 31, 2010, the Portfolio changed its name from Global Real Estate Investment Portfolio to Multi-Asset Real Return Portfolio and eliminated its policy of investing at least 80% of its net assets in equity securities of real estate investment trusts, and other real estate industry companies, such as real estate operating companies. The Portfolio’s new investment objective is to maximize real return over inflation.

The Portfolio pursues an aggressive investment strategy involving a variety of asset classes. The Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Portfolio invests its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-protected fixed-income securities, such as TIPS, and similar bonds issued by governments outside of the U.S., commodities, equity securities such as commodity-related stocks, real estate securities, utility securities, infrastructure related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate) and currencies. The Portfolio seeks inflation protection from global investments, both in developed and emerging market countries. The Portfolio invests in both U.S. and non-U.S. Dollar-denominated equity or fixed-income securities.

The Portfolio may invest in currencies for hedging or investment purposes, both in the spot market and through long- or short-positions in currency-related derivatives. The Portfolio may invest in derivatives such as options, futures, forwards, swap agreements or structured notes. The Portfolio may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments including commodity index-linked notes.

The Portfolio’s benchmark was changed from the FTSE EPRA/NAREIT Developed Real Estate Index to the MSCI AC World Commodity Producers Index, because the new index more closely resembles its investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	13

Investment Results

The Portfolio underperformed its new benchmark, the MSCI AC World Commodity Producers Index, for the six-month period ended February 28, 2011, and outperformed its old benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index. Based on the Portfolio’s new investment objective, exposure to commodity-related equities was increased during the reporting period. All of the Portfolio’s main underlying components (commodity stocks, commodity futures and real estate stocks) had positive absolute performance; in particular, the commodity futures sector tallied strong performance relative to a passive commodity futures strategy, with value added by curve positioning of the futures contracts held and collateral management. However, relative to the pure commodity stock index, the Portfolio’s exposure to real estate and commodity futures brought down returns.

The Portfolio outperformed both its new and old benchmarks for the 12-month period ended February 28, 2011. Performance was helped by increased exposure to commodity-related equities. Performance due to the old mandate was negatively influenced by investments that carried either some execution risk (such as real estate developers with a regional or global scope), or where ongoing balance sheet improvement was deemed to be at risk due to a more uncertain environment.

For both reporting periods, the Portfolio utilized derivative instruments including total return swaps, futures and currencies for hedging and non-hedging purposes, which had a positive impact on performance.

Market Review and Investment Strategy

Financial markets, as measured by the S&P 500 Stock Index and the benchmarks, rallied over the 12-month period ended February 28, 2011, despite a sharp downturn during the second quarter of 2010. Heightened investor anxiety about the European sovereign debt crisis, fears of a double-dip recession in the U.S. and the prospect of deflation in key developed economies resulted in a steep decline in global equity markets and other risk assets in the second quarter of 2010. Actions taken by policy makers in the third quarter, notably the European Central Bank’s deal with Greece in July, and U.S. Federal Reserve Chairman Ben Bernanke’s announcement of plans to inject liquidity into the financial markets in August, boosted investors’ risk appetites. This continued through the rest of 2010 and the first two months of 2011, aided by the market response in December to the U.S. tax package and encouraging economic data. These factors, coupled with fact that inflation in emerging economies is indeed evident, led to strong performance of equities and real assets.

Two years after the market collapse, global financial markets have recovered much of their losses, and fears of economic calamity have receded. However, considering that inflationary pressures exist in many regions of the world, opportunities to protect investors and for market participants to profit

14	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

from these conditions still remain. The Portfolio is well-positioned to invest opportunistically across a range of asset classes and market circumstances. The Real Asset Strategy Team (the “Team”) has taken decisive action to position the Portfolio to capture the upside that the Team believes real assets can deliver in the present environment. The Portfolio remains overweight in commodity futures relative to commodity stocks, while maintaining a neutral to slightly overweight stance in real estate equities.

Volatility Management Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital and income. The Portfolio is designed to reduce the overall portfolio volatility and the effects of adverse equity market conditions for a blended style investor (the “Investing Fund”). The Portfolio will not pursue its investment objective of long-term growth of capital and income in isolation, but always with the goal of reducing an Investing Fund’s overall equity exposure when appropriate to mitigate equity risk. In other words, in making investment decisions for the Portfolio, the Adviser will consider the blended investing style of the investing fund and not necessarily the goal of achieving the Portfolio’s investment objective. The Portfolio will have the ability to invest in a wide array of asset classes, including U.S., non-U.S. and emerging market equity and fixed-income securities, commodities, Real Estate Investment Trusts (“REITs”) and other real estate-related securities, currencies, and inflation-protected securities. The Portfolio will invest directly in equity securities, but it will also be able to invest without limit in derivative instruments, including futures, forwards, options, swaps and other financially linked investments.

To effectuate the Portfolio’s dynamic, opportunistic asset allocation approach, the Adviser may invest in derivatives rather than investing directly in equity securities. The Portfolio may use index futures, for example, to gain broad exposure to a particular segment of the market, while buying representative equity securities to achieve exposure to another. The Adviser will choose in each case based on concerns of cost and efficiency of access. The Portfolio’s holdings may be frequently adjusted to reflect the Adviser’s assessment of changing risks. The Adviser believes that these adjustments can also frequently be made efficiently and economically through the use of derivatives strategies. Similarly, when the Adviser decides to reduce (or eliminate) the Portfolio’s exposure to the equity markets, the Adviser may choose to gain this alternative exposure directly through securities purchases or indirectly through derivatives transactions. The asset classes selected may or may not be represented by the holdings of other of the Pooling Portfolios, because investment decisions for the Portfolio will be driven by risk mitigation concerns that may be best facilitated through exposure to asset classes not represented elsewhere in the Investing Fund’s overall exposure.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	15

The Portfolio has the risk that it may not accomplish its purpose if the Adviser does not correctly assess the risk in equity markets and, consequently, its performance could be affected adversely.

Investment Results

The Portfolio underperformed its benchmark, the S&P 500 Stock Index, during the six-month period ended February 28, 2011, and outperformed since its inception, April 16, 2010, through February 28, 2011. The Portfolio delivered solid absolute performance during both time periods.

The Portfolio’s objective is to moderate risk. The reduction in risk was achieved through a decision to decrease exposure to equities below the Portfolio’s neutral target of 100% stocks and increase bonds in early May; the change in exposure was primarily implemented through the use of stock index and bond futures. The decision was taken in response to a sharp rise in market risk related to the European sovereign debt crisis.

Portfolio returns benefited from this decision as equity markets fell in May and June. The Portfolio began to increase its allocation to equities in July, reaching near neutral allocations by mid-October, as market risks began to subside, interest rates fell and equities became more attractive. Again, these changes were largely achieved through trades in stock index and bond futures. Over the course of the third quarter 2010, the Portfolio underperformed its neutral target, given its initial underweight to equi-

ties, but the impact on returns since inception remained positive. At the end of the reporting period, the Portfolio was invested at its neutral target and therefore performance and volatility were in line with that of the long-term strategic allocation.

Market Review and Investment Strategy

Equity market volatility rose sharply in April, 2010, on concerns of a potential debt default by Greece and the possible impact that would have on the world financial system and economic recovery. In reaction to this increase in risk, the Portfolio’s management team, the AllianceBernstein Dynamic Allocation Portfolio Team (“ADAPT”), sought to protect the Portfolio by reducing its exposure to equities and increasing its allocation to bonds. Volatility remained high into the summer, as investors were concerned about the European sovereign debt crisis and a possible double-dip recession. Beginning in July, however, ADAPT began to increase the Portfolio’s allocation to equities, as risks began to subside, interest rates fell, and equity valuations became more attractive.

Improving economic conditions set the stage for a strong equity market rally during the six-month period ending February 28, 2011. Financial conditions remained highly accommodative across the major developed economies, and low short-term interest rates and very steep yield curves encouraged risk-taking. The U.S. Federal Reserve announced additional stimulus through the purchase of bonds, or quantitative easing,

16	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

commonly referred to as “QEII”. In response, ADAPT continued to increase the allocation to equities during the period, reaching a full allocation in October. Economic indicators exhibited strong momentum in many parts of the world over the remaining period, as capital spending rose, and surveys of manufacturing and services were strong.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	17

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our website at www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The AllianceBernstein Pooling Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Pooling Portfolios. For additional information regarding other retail share classes and their sales charges and fees, please visit www.alliancebernstein.com. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosures

None of the indices listed below reflect fees and expenses associated with the active management of a mutual fund portfolio.

The unmanaged Russell 1000® Value Index represents the performance of 1000 large-cap value companies within the U.S.

The unmanaged Russell 1000® Growth Index represents the performance of 1000 large-cap growth companies within the U.S.

The unmanaged MSCI EAFE Index (Europe, Australasia, Far East) (free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. & Canada.

The unmanaged MSCI EAFE Growth Index (Europe, Australasia, Far East) (free float-adjusted market capitalization weighted) represents the growth equity market performance of developed markets, excluding the U.S. & Canada.

The unmanaged Bank of America Merrill Lynch® 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1-3 years.

The unmanaged Barclays Capital U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities.

The unmanaged Barclays Capital 1-10 Year TIPS Index represents the performance of Inflation-Protection securities issued by the U.S. Treasury.

The unmanaged Barclays Capital U.S High Yield 2% Issuer Cap Index is the 2% Issuer Cap component of the U.S. Corporate High Yield Index, which represents the

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18	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

The unmanaged Russell 2500™ Value Index represents the performance of 2500 small- to mid-cap value companies within the U.S.

The unmanaged Russell 2500™ Growth Index represents the performance of 2500 small- to mid-cap growth companies within the U.S.

The unmanaged Russell 2500™ Index represents the performance of 2500 small to mid-cap companies within the U.S.

The MSCI AC World Commodity Producers Index is an equity-based index designed to reflect the performance related to commodity producers stocks. The Index is a free float-adjusted market capitalization-weighted index comprised of commodity producer companies based on the Global Industry Classification Standard.

The unmanaged Financial Times Stock Exchange® (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Developed Real Estate (RE) Index is designed to track the performance of listed real estate companies and REITs worldwide.

The unmanaged Standard & Poor’s (S&P®) 500 Stock Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market.

An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI.

A Word About Risk

U.S. Value Portfolio

•

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may be underperforming the market generally.

•

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

U.S. Large Cap Growth Portfolio

•

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

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ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	19

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

•

Focused Portfolio Risk: This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value.

•

Foreign (Non-U.S.) Risk: Investments in securities on non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

International Value Portfolio

•

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may be underperforming the market generally.

•

Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.
•

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

International Growth Portfolio

•

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

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Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

•

Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.
•

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

Short Duration Bond Portfolio

•

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

•	Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate

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ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	21

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HISTORICAL PERFORMANCE

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more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.
•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.
•

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

Intermediate Duration Bond Portfolio

•

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

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Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

•

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

Bond Inflation Protection Portfolio

•

Market Risk: The value of the Portfolio’s assets will fluctuate as the bond market fluctuates. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Portfolio invests principally in inflation-protected investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

•

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

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ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	23

Historical Performance

HISTORICAL PERFORMANCE

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•	Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Portfolio’s investments or reduce its returns.
•

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

High-Yield Portfolio

•

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio’s assets can decline as

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HISTORICAL PERFORMANCE

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can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.
•

Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.
•

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward contracts or dollar rolls, or by borrowing money.

•

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Small-Mid Cap Value Portfolio

•

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may underperform the market generally.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.
•

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	25

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Small-Mid Cap Growth Portfolio

•

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

Multi-Asset Real Return Portfolio

•

Market Risk: The value of the Portfolio’s assets will fluctuate as the equity, commodity and bond markets fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

(Historical Performance continued on next page)

26	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

•

Commodity Risk: Investments in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•

Derivatives Risk: The Portfolio’s investments in derivatives such as options, futures, forwards, and swaps may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

•

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio invests in derivatives and securities involving substantial market and credit risk, which tend to involve greater liquidity risk.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Portfolio’s investments or reduce its returns.
•

Subsidiary Risk: By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments, including its investments in commodities. There is no guarantee that the investment objective of the Subsidiary will be achieved.

•

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

•

Diversification Risk: The Portfolio may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

•	Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	27

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

Volatility Management Portfolio

•

Market Risk: The value of the Portfolio’s assets will fluctuate as the equity, commodity and bond markets fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Portfolio’s investments or reduce its returns.
•

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Commodity Risk: Investments in commodities and commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

(Historical Performance continued on next page)

28	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

•

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	29

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS

PERIODS ENDED FEBRUARY 28, 2011

U.S. VALUE PORTFOLIO	Returns
	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio	28.17%	19.69%

Russell 1000 Value Index	26.30%	22.16%

U.S. LARGE CAP GROWTH PORTFOLIO	Returns
	6 Months	12 Months
AllianceBernstein U.S. Large Cap Growth Portfolio*	34.44%	21.61%

Russell 1000 Growth Index	31.04%	24.94%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance by 0.01% for the 12-month period ended February 28, 2011.

INTERNATIONAL VALUE PORTFOLIO	Returns
	6 Months	12 Months
AllianceBernstein International Value Portfolio	26.51%	18.79%

MSCI EAFE Index	23.77%	20.00%

INTERNATIONAL GROWTH PORTFOLIO	Returns
	6 Months	12 Months
AllianceBernstein International Growth Portfolio	14.04%	11.48%

MSCI EAFE Index	23.77%	20.00%

MSCI EAFE Growth Index	23.49%	21.33%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 18-29.

(Historical Performance continued on next page)

30	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS

PERIODS ENDED FEBRUARY 28, 2011

SHORT DURATION BOND PORTFOLIO	Returns
	6 Months	12 Months
AllianceBernstein Short Duration Bond Portfolio	1.20%	3.54%

BofAML 1-3 Year Treasury Index	0.09%	1.46%

	Returns
INTERMEDIATE DURATION BOND PORTFOLIO	6 Months	12 Months
AllianceBernstein Intermediate Duration Bond Portfolio	0.36%	7.19%

Barclays Capital U.S. Aggregate Bond Index	-0.83%	4.93%

	Returns
BOND INFLATION PROTECTION PORTFOLIO	6 Months	12 Months
AllianceBernstein Bond Inflation Protection Portfolio	4.12%	8.17%

Barclays Capital 1-10 Year TIPS Index	2.62%	5.91%

	Returns
HIGH-YIELD PORTFOLIO	6 Months	12 Months
AllianceBernstein High-Yield Portfolio	10.35%	18.15%

Barclays Capital U.S. High Yield 2% Issuer Cap Index	10.05%	17.34%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 18-29.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	31

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS

PERIODS ENDED FEBRUARY 28, 2011

SMALL-MID CAP VALUE PORTFOLIO	Returns
	6 Months	12 Months
AllianceBernstein Small-Mid Cap Value Portfolio	36.03%	29.68%

Russell 2500 Value Index	32.49%	29.55%

SMALL-MID CAP GROWTH PORTFOLIO	Returns
	6 Months	12 Months
AllianceBernstein Small-Mid Cap Growth Portfolio*	49.48%	54.04%

Russell 2500 Growth Index	40.13%	36.42%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance by 0.01% and 0.01% for the six- and 12-month periods ended February 28, 2011.

MULTI-ASSET REAL RETURN PORTFOLIO	Returns
	6 Months	12 Months
AllianceBernstein Multi Asset Real Return Portfolio	22.37%	30.62%

MSCI AC World Commodity Producers Index	36.08%	29.26%

FTSE EPRA/NAREIT Developed Real Estate Index	20.26%	29.26%

	Returns
VOLATILITY MANAGEMENT PORTFOLIO	6 Months	Since Inception
AllianceBernstein Volatility Management Portfolio	24.50%	15.91%

S&P 500 Stock Index	27.73%	11.50%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 18-29.

(Historical Performance continued on next page)

32	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2011
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	19.69%
5 Year	0.10%
Since Inception*	1.90%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	21.61%
5 Year	1.83%
Since Inception*	4.88%

AllianceBernstein International Value Portfolio
1 Year	18.79%
5 Year	0.00%
Since Inception*	4.87%

AllianceBernstein International Growth Portfolio
1 Year	11.48%
5 Year	-0.85%
Since Inception*	2.82%

AllianceBernstein Short Duration Bond Portfolio
1 Year	3.54%
5 Year	3.42%
Since Inception*	3.26%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	7.19%
5 Year	6.51%
Since Inception*	6.00%

*	Inception date: 5/20/05.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns.

See Historical Performance and Benchmark disclosures on pages 18-29.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	33

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2011
NAV/SEC Returns†

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	8.17%
5 Year	6.29%
Since Inception*	5.54%

AllianceBernstein High-Yield Portfolio
1 Year	18.15%
5 Year	9.71%
Since Inception*	9.47%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	29.68%
5 Year	7.30%
Since Inception*	8.54%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	54.04%
5 Year	9.53%
Since Inception*	12.80%

AllianceBernstein Multi-Asset Return Portfolio
1 Year	30.62%
5 Year	3.73%
Since Inception*	6.86%

AllianceBernstein Volatility Management Portfolio
6 Month	24.50%
Since Inception**	15.91%

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns.

See Historical Performance and Benchmark disclosures on pages 18-29.

(Historical Performance continued on next page)

34	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2011)
SEC Returns

AllianceBernstein U.S. Value Portfolio
1 Year	12.12%
5 Year	-0.09%
Since Inception*	1.88%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	14.62%
5 Year	1.83%
Since Inception*	4.78%

AllianceBernstein International Value Portfolio
1 Year	4.94%
5 Year	-1.79%
Since Inception*	3.95%

AllianceBernstein International Growth Portfolio
1 Year	4.77%
5 Year	-1.57%
Since Inception*	2.84%

AllianceBernstein Short Duration Bond Portfolio
1 Year	3.45%
5 Year	3.40%
Since Inception*	3.22%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	6.90%
5 Year	6.72%
Since Inception*	5.92%

*	Inception date: 5/20/05.

See Historical Performance and Benchmark disclosures on pages 18-29.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	35

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2011)
SEC Returns

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	9.17%
5 Year	6.66%
Since Inception*	5.60%

AllianceBernstein High-Yield Portfolio
1 Year	14.04%
5 Year	9.76%
Since Inception*	9.38%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	21.00%
5 Year	7.10%
Since Inception*	8.71%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	49.32%
5 Year	9.54%
Since Inception*	13.47%

AllianceBernstein Multi-Asset Return Portfolio
1 Year	23.49%
5 Year	3.05%
Since Inception*	6.87%

AllianceBernstein Volatility Management Portfolio
6 Months	14.96%
Since Inception**	15.07%

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

See Historical Performance and Benchmark disclosures on pages 18-29.

(Historical Performance continued on next page)

36	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
U.S. Value Portfolio
Actual	$1,000	$1,281.67	$0.06	0.01%
Hypothetical**	$1,000	$1,024.74	$0.05	0.01%
U.S. Large Cap Growth Portfolio
Actual	$1,000	$1,344.36	$0.12	0.02%
Hypothetical**	$1,000	$1,024.70	$0.10	0.02%
Multi-Asset Real Return
Actual	$1,000	$1,223.68	$0.22	0.04%
Hypothetical**	$1,000	$1,024.60	$0.20	0.04%
International Value Portfolio
Actual	$1,000	$1,265.13	$0.17	0.03%
Hypothetical**	$1,000	$1,024.65	$0.15	0.03%

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	37

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period*	Annualized Expense Ratio*
International Growth Portfolio
Actual	$1,000	$1,140.35	$0.21	0.04%
Hypothetical**	$1,000	$1,024.60	$0.20	0.04%
Small-Mid Cap Value Portfolio
Actual	$1,000	$1,360.26	$0.18	0.03%
Hypothetical**	$1,000	$1,024.65	$0.15	0.03%
Small-Mid Cap Growth Portfolio
Actual	$1,000	$1,494.79	$0.25	0.04%
Hypothetical**	$1,000	$1,024.60	$0.20	0.04%
Short Duration Bond Portfolio
Actual	$1,000	$1,012.00	$0.25	0.05%
Hypothetical**	$1,000	$1,024.55	$0.25	0.05%
Intermediate Duration Bond Portfolio
Actual	$1,000	$1,003.56	$0.20	0.04%
Hypothetical**	$1,000	$1,024.60	$0.20	0.04%
Bond Inflation Protection Portfolio
Actual	$1,000	$1,041.24	$0.66	0.13%
Hypothetical**	$1,000	$1,024.15	$0.65	0.13%
High-Yield Portfolio
Actual	$1,000	$1,103.51	$0.26	0.05%
Hypothetical**	$1,000	$1,024.55	$0.25	0.05%
Volatility Management Portfolio
Actual	$1,000	$1,245.04	$0.83	0.15%
Hypothetical**	$1,000	$1,024.05	$0.75	0.15%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

38	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Fund Expenses

U.S. VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,334.0

*	All data are as of February 28, 2011. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	39

Portfolio Summary

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,324.3

*	All data are as of February 28, 2011. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

40	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,213.2

*	All data are as of February 28, 2011. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.6% or less in the following countries: Austria, China, Denmark, Hong Kong, India, New Zealand, Norway, Portugal, Singapore, South Africa, Taiwan and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	41

Portfolio Summary

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,154.8

*	All data are as of February 28, 2011. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.0% or less in the following countries: Australia, Canada, China, Denmark, Indonesia, Italy, South Africa and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

42	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

SHORT DURATION BOND PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,318.4

*	All data are as of February 28, 2011. The Portfolio’s security breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	43

Portfolio Summary

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,405.1

*	All data are as of February 28, 2011. The Portfolio’s security breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

44	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $725.0

*	All data are as of February 28, 2011. The Portfolio’s security breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	45

Portfolio Summary

HIGH-YIELD PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $533.6

*	All data are as of February 28, 2011. The Portfolio’s security breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

46	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $617.8

*	All data are as of February 28, 2011. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	47

Portfolio Summary

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $620.2

*	All data are as of February 28, 2011. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

48	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,047.6

*	All data are as of February 28, 2011. The Portfolio’s security and country breakdowns are expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.4% or less in the following countries: Finland, Germany, India, Israel, Luxembourg, Mongolia, Norway, Poland, South Africa, South Korea and Sweden.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	49

Portfolio Summary

VOLATILITY MANAGEMENT

PORTFOLIO SUMMARY

February 28, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $346.8

*	All data are as of February 28, 2011. The Portfolio’s security breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

50	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Consumer Discretionary – 20.2%
Auto Components – 1.6%
Lear Corp.(a)	152,900	$16,176,820
TRW Automotive Holdings Corp.(a)	382,500	21,726,000

		37,902,820

Automobiles – 0.9%
Ford Motor Co.(a)	1,010,000	15,200,500
General Motors Co.(a)	163,600	5,485,508

		20,686,008

Hotels, Restaurants & Leisure – 0.5%
Royal Caribbean Cruises Ltd.(a)	246,200	10,781,098

Household Durables – 1.9%
Fortune Brands, Inc.	178,400	11,035,824
Garmin Ltd.	525,700	17,847,515
NVR, Inc.(a)	21,100	15,357,846

		44,241,185

Media – 9.2%
Cablevision Systems Corp.	80,400	2,962,740
Comcast Corp. – Class A	1,931,000	49,742,560
DIRECTV(a)	553,000	25,421,410
Gannett Co., Inc.	874,400	14,436,344
Interpublic Group of Cos., Inc. (The)(a)	791,100	10,442,520
News Corp. – Class A	1,800,400	31,272,948
Time Warner Cable, Inc. – Class A	495,800	35,786,844
Time Warner, Inc.	658,900	25,169,980
Viacom, Inc. – Class B	453,700	20,262,242

		215,497,588

Multiline Retail – 1.5%
Kohl’s Corp.(a)	348,700	18,791,443
Macy’s, Inc.	637,600	15,238,640

		34,030,083

Specialty Retail – 4.6%
Foot Locker, Inc.	783,900	15,576,093
Gap, Inc. (The)	857,500	19,319,475
Limited Brands, Inc.	362,300	11,600,846
Lowe’s Cos., Inc.	793,400	20,763,278
Office Depot, Inc.(a)	1,962,100	10,418,751
Ross Stores, Inc.	269,300	19,400,372
TJX Cos., Inc.	223,700	11,155,919

		108,234,734

		471,373,516

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	51

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 16.5%
Capital Markets – 2.1%
Goldman Sachs Group, Inc. (The)	135,500	$22,192,190
Morgan Stanley	927,500	27,528,200

		49,720,390

Commercial Banks – 4.8%
BB&T Corp.	631,200	17,421,120
Comerica, Inc.	325,300	12,654,170
Fifth Third Bancorp	753,600	11,002,560
Wells Fargo & Co.	2,203,100	71,072,006

		112,149,856

Consumer Finance – 0.8%
Capital One Financial Corp.	369,300	18,380,061

Diversified Financial Services – 5.5%
Bank of America Corp.	770,900	11,016,161
Citigroup, Inc.(a)	4,849,800	22,697,064
JPMorgan Chase & Co.	2,000,700	93,412,683

		127,125,908

Insurance – 3.3%
ACE Ltd.	284,400	17,988,300
Allstate Corp. (The)	189,300	6,015,954
Berkshire Hathaway, Inc.(a)	184,400	16,094,432
Chubb Corp.	116,800	7,087,424
Travelers Cos., Inc. (The)	499,500	29,935,035

		77,121,145

		384,497,360

Energy – 15.3%
Energy Equipment & Services – 2.2%
Ensco PLC (Sponsored ADR)	426,900	23,949,090
McDermott International, Inc.(a)	532,000	12,209,400
Nabors Industries Ltd.(a)	477,200	13,585,884

		49,744,374

Oil, Gas & Consumable Fuels – 13.1%
Chevron Corp.	514,400	53,369,000
ConocoPhillips	490,900	38,226,383
Devon Energy Corp.	553,400	50,602,896
Forest Oil Corp.(a)	519,300	18,429,957
Hess Corp.	326,400	28,406,592
Marathon Oil Corp.	803,700	39,863,520
Newfield Exploration Co.(a)	341,300	24,843,227
Nexen, Inc. (New York)	1,013,600	27,681,416
Occidental Petroleum Corp.	43,000	4,384,710
Southern Union Co.	478,800	13,655,376

52	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tesoro Corp.(a)	292,900	$6,965,162

		306,428,239

		356,172,613

Health Care – 11.1%
Biotechnology – 1.7%
Amgen, Inc.(a)	344,100	17,662,653
Gilead Sciences, Inc.(a)	565,800	22,054,884

		39,717,537

Health Care Providers & Services – 1.1%
Health Net, Inc.(a)	305,800	8,996,636
UnitedHealth Group, Inc.	406,400	17,304,512

		26,301,148

Pharmaceuticals – 8.3%
AstraZeneca PLC (Sponsored ADR)	734,300	36,105,531
Forest Laboratories, Inc.(a)	98,700	3,197,880
Johnson & Johnson	1,175,500	72,222,720
Merck & Co., Inc.	81,900	2,667,483
Pfizer, Inc.	4,153,500	79,913,340

		194,106,954

		260,125,639

Industrials – 8.5%
Aerospace & Defense – 2.4%
Northrop Grumman Corp.	626,000	41,741,680
Raytheon Co.	255,600	13,089,276

		54,830,956

Airlines – 0.9%
Delta Air Lines, Inc.(a)	1,967,800	22,118,072

Industrial Conglomerates – 2.0%
General Electric Co.	2,245,500	46,975,860

Machinery – 3.2%
Eaton Corp.	167,122	18,513,775
Ingersoll-Rand PLC	523,700	23,723,610
Parker Hannifin Corp.	295,600	26,361,608
SPX Corp.	47,400	3,780,624
Terex Corp.(a)	77,550	2,617,313

		74,996,930

		198,921,818

Consumer Staples – 7.7%
Beverages – 0.8%
Constellation Brands, Inc. – Class A(a)	952,000	19,344,640

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	53

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Food & Staples Retailing – 0.7%
Kroger Co. (The)	518,600	$11,875,940
Safeway, Inc.	250,350	5,462,637

		17,338,577

Food Products – 3.0%
Archer-Daniels-Midland Co.	537,400	19,980,532
Bunge Ltd.	335,600	24,220,252
ConAgra Foods, Inc.	346,500	8,024,940
Sara Lee Corp.	273,525	4,682,748
Smithfield Foods, Inc.(a)	512,500	11,864,375

		68,772,847

Household Products – 2.5%
Kimberly-Clark Corp.	303,400	19,994,060
Procter & Gamble Co. (The)	622,700	39,261,235

		59,255,295

Tobacco – 0.7%
Altria Group, Inc.	607,000	15,399,590

		180,110,949

Telecommunication Services – 4.9%
Diversified Telecommunication Services – 3.9%
AT&T, Inc.	1,672,800	47,474,064
CenturyLink, Inc.	447,200	18,415,696
Verizon Communications, Inc.	676,900	24,991,148

		90,880,908

Wireless Telecommunication Services – 1.0%
Vodafone Group PLC (Sponsored ADR)	818,200	23,416,884

		114,297,792

Utilities – 4.8%
Electric Utilities – 1.2%
Edison International	420,800	15,620,096
NV Energy, Inc.	865,500	12,714,195

		28,334,291

Gas Utilities – 1.1%
Atmos Energy Corp.	396,300	13,402,866
UGI Corp.	378,917	12,083,663

		25,486,529

Independent Power Producers & Energy Traders – 0.7%
Constellation Energy Group, Inc.	540,500	16,793,335

54	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 1.8%
Ameren Corp.	273,500	$7,647,060
CenterPoint Energy, Inc.	383,800	6,087,068
CMS Energy Corp.	666,800	12,842,568
NiSource, Inc.	731,600	14,017,456

		40,594,152

		111,208,307

Materials – 4.2%
Chemicals – 2.2%
Dow Chemical Co. (The)	888,900	33,031,524
EI du Pont de Nemours & Co.	149,800	8,219,526
LyondellBasell Industries NV(a)	277,700	10,574,816

		51,825,866

Metals & Mining – 2.0%
Alcoa, Inc.	1,517,700	25,573,245
Commercial Metals Co.	423,200	7,054,744
Reliance Steel & Aluminum Co.	133,000	7,358,890
Steel Dynamics, Inc.	396,800	7,324,928

		47,311,807

		99,137,673

Information Technology – 4.0%
Communications Equipment – 0.2%
Motorola Solutions, Inc.(a)	117,228	4,529,690

Computers & Peripherals – 2.8%
Dell, Inc.(a)	2,580,400	40,847,732
Hewlett-Packard Co.	541,200	23,612,556

		64,460,288

Electronic Equipment, Instruments & Components – 0.5%
Tyco Electronics Ltd.	309,400	11,150,776

Semiconductors & Semiconductor Equipment – 0.5%
Advanced Semiconductor Engineering, Inc. (ADR)	38,100	217,932
Intel Corp.	580,600	12,465,482

		12,683,414

		92,824,168

Total Common Stocks (cost $1,863,722,167)		2,268,669,835

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	55

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.17%(b) (cost $36,476,008)	36,476,008	$36,476,008

Total Investments – 98.8% (cost $1,900,198,175)		2,305,145,843
Other assets less liabilities – 1.2%		28,806,198

Net Assets – 100.0%		$2,333,952,041

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

56	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.3%
Information Technology – 30.4%
Communications Equipment – 4.0%
Cisco Systems, Inc.(a)	928,200	$17,227,392
Juniper Networks, Inc.(a)	549,500	24,178,000
QUALCOMM, Inc.	511,300	30,463,254
Riverbed Technology, Inc.(a)	536,500	22,152,085

		94,020,731

Computers & Peripherals – 9.8%
Apple, Inc.(a)	462,000	163,183,020
EMC Corp.(a)	2,351,407	63,981,784

		227,164,804

Internet Software & Services – 4.6%
Google, Inc. – Class A(a)	174,050	106,762,270

IT Services – 1.5%
Accenture PLC	705,581	36,323,310

Semiconductors & Semiconductor Equipment – 3.4%
Broadcom Corp. – Class A	964,857	39,771,406
Intel Corp.	782,696	16,804,483
Marvell Technology Group Ltd.(a)	1,207,400	22,071,272

		78,647,161

Software – 7.1%
Citrix Systems, Inc.(a)	579,300	40,643,688
Intuit, Inc.(a)	572,900	30,123,082
Oracle Corp.	2,082,100	68,501,090
Rovi Corp.(a)	461,500	25,576,330

		164,844,190

		707,762,466

Consumer Discretionary – 15.8%
Auto Components – 3.0%
BorgWarner, Inc.(a)	256,900	19,938,009
Johnson Controls, Inc.	1,193,300	48,686,640

		68,624,649

Automobiles – 0.6%
Ford Motor Co.(a)	992,100	14,931,105

Hotels, Restaurants & Leisure – 2.4%
Carnival Corp.	533,300	22,755,911
Starbucks Corp.	983,500	32,435,830

		55,191,741

Household Durables – 0.7%
Stanley Black & Decker, Inc.	217,800	16,515,774

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	57

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – 1.4%
Amazon.com, Inc.(a)	186,040	$32,238,872

Media – 4.0%
Comcast Corp. – Class A	566,200	14,585,312
News Corp. – Class A	2,040,600	35,445,222
Walt Disney Co. (The)	997,200	43,617,528

		93,648,062

Multiline Retail – 1.0%
Kohl’s Corp.(a)	423,300	22,811,637

Specialty Retail – 2.7%
Limited Brands, Inc.	1,115,100	35,705,502
Lowe’s Cos., Inc.	1,033,800	27,054,546

		62,760,048

		366,721,888

Financials – 13.7%
Capital Markets – 6.0%
Blackstone Group LP	2,077,300	36,975,940
Goldman Sachs Group, Inc. (The)	625,595	102,459,949

		139,435,889

Commercial Banks – 0.4%
Wells Fargo & Co.	278,800	8,994,088

Diversified Financial Services – 6.2%
CME Group, Inc. – Class A	68,575	21,346,026
JPMorgan Chase & Co.	2,654,300	123,929,267

		145,275,293

Insurance – 1.1%
AON Corp.	491,300	25,862,032

		319,567,302

Industrials – 12.9%
Aerospace & Defense – 2.3%
Goodrich Corp.	346,200	29,852,826
Honeywell International, Inc.	416,100	24,096,351

		53,949,177

Air Freight & Logistics – 2.7%
United Parcel Service, Inc. – Class B	858,370	63,347,706

Electrical Equipment – 4.2%
Cooper Industries PLC	659,300	42,425,955
Emerson Electric Co.	574,411	34,269,360
Rockwell Automation, Inc.	240,700	21,116,611

		97,811,926

58	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 3.5%
Danaher Corp.	1,097,300	$55,523,380
Deere & Co.	37,520	3,382,428
Flowserve Corp.	167,065	20,878,113

		79,783,921

Professional Services – 0.2%
Nielsen Holdings NV(a)	167,347	4,449,757

		299,342,487

Energy – 12.8%
Energy Equipment & Services – 6.1%
Cameron International Corp.(a)	519,100	30,694,383
Schlumberger Ltd.	1,185,095	110,711,575

		141,405,958

Oil, Gas & Consumable Fuels – 6.7%
EOG Resources, Inc.	368,255	41,358,719
Noble Energy, Inc.	626,400	58,042,224
Occidental Petroleum Corp.	254,900	25,992,153
Southwestern Energy Co.(a)	413,800	16,336,824
Suncor Energy, Inc. (New York)	281,600	13,240,832

		154,970,752

		296,376,710

Health Care – 8.1%
Biotechnology – 2.2%
Celgene Corp.(a)	568,458	30,185,120
Gilead Sciences, Inc.(a)	528,620	20,605,608

		50,790,728

Health Care Equipment & Supplies – 0.9%
Alcon, Inc.	123,305	20,398,346

Health Care Providers & Services – 2.1%
Express Scripts, Inc. – Class A(a)	626,815	35,239,539
McKesson Corp.	175,200	13,889,856

		49,129,395

Pharmaceuticals – 2.9%
Allergan, Inc.	509,000	37,752,530
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	583,000	29,208,300

		66,960,830

		187,279,299

Materials – 5.1%
Chemicals – 5.1%
Dow Chemical Co. (The)	1,444,300	53,670,188
Monsanto Co.	601,661	43,253,409

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	59

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Potash Corp. of Saskatchewan, Inc.	336,600	$20,734,560

		117,658,157

Consumer Staples – 0.5%
Food & Staples Retailing – 0.5%
Costco Wholesale Corp.	170,400	12,744,216

Total Common Stocks (cost $1,757,909,012)		2,307,452,525

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.17%(b) (cost $20,738,048)	20,738,048	20,738,048

Total Investments – 100.2% (cost $1,778,647,060)		2,328,190,573
Other assets less liabilities – (0.2)%		(3,888,994)

Net Assets – 100.0%		$2,324,301,579

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

60	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.0%
Financials – 23.7%
Capital Markets – 0.3%
Macquarie Group Ltd.	77,900	$3,028,077

Commercial Banks – 15.1%
Australia & New Zealand Banking Group Ltd.	372,300	9,201,518
Banco do Brasil SA	486,200	8,693,623
Bank of China Ltd.	5,987,000	3,159,140
Barclays PLC	3,189,800	16,553,872
BNP Paribas	153,465	11,977,201
Danske Bank A/S(a)	165,247	3,873,596
DnB NOR ASA	457,000	7,073,110
Hana Financial Group, Inc.	217,460	8,711,133
KB Financial Group, Inc.	155,362	7,612,994
KBC Groep NV(a)	275,400	11,517,184
Lloyds Banking Group PLC(a)	5,447,800	5,501,548
National Australia Bank Ltd.	898,400	23,752,681
National Bank of Canada	90,400	6,965,513
Societe Generale	310,470	21,830,911
Sumitomo Mitsui Financial Group, Inc.	382,900	14,489,586
Turkiye Garanti Bankasi AS	490,400	2,173,130
Turkiye Is Bankasi – Class C	1,849,600	5,764,457
UniCredit SpA	5,670,100	14,588,076

		183,439,273

Diversified Financial Services – 2.0%
ING Groep NV(a)	1,130,900	14,186,598
ORIX Corp.	84,240	9,487,250

		23,673,848

Insurance – 5.0%
Aegon NV(a)	1,156,227	8,899,904
Allianz SE	181,600	26,224,870
Aviva PLC	1,824,600	13,849,521
Muenchener Rueckversicherungs AG	73,000	12,205,309

		61,179,604

Real Estate Management & Development – 1.3%
Evergrande Real Estate Group Ltd.	6,165,000	2,921,500
Mitsui Fudosan Co., Ltd.	283,000	6,048,145
New World Development Ltd.	3,805,224	6,914,630

		15,884,275

		287,205,077

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	61

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 13.7%
Auto Components – 2.6%
Bridgestone Corp.	159,300	$3,275,607
Faurecia(a)	6,842	266,432
GKN PLC	2,965,900	10,116,882
Magna International, Inc. – Class A	139,200	6,855,766
NGK Spark Plug Co., Ltd.	503,000	7,535,952
Sumitomo Rubber Industries Ltd.	272,400	2,953,595

		31,004,234

Automobiles – 4.3%
Nissan Motor Co., Ltd.	1,702,400	17,492,327
Renault SA(a)	259,400	15,907,064
Toyota Motor Corp.	399,500	18,667,585

		52,066,976

Hotels, Restaurants & Leisure – 0.3%
Thomas Cook Group PLC	974,200	2,995,823

Household Durables – 2.4%
LG Electronics, Inc.	65,790	6,494,648
Sharp Corp.	915,000	9,968,612
Sony Corp.	353,300	13,008,012

		29,471,272

Media – 2.7%
Informa PLC	1,155,300	8,163,083
Lagardere SCA	137,957	6,209,441
Vivendi SA	638,860	18,208,047

		32,580,571

Multiline Retail – 0.4%
Marks & Spencer Group PLC	96,793	544,995
PPR	31,200	4,733,544

		5,278,539

Specialty Retail – 0.7%
Esprit Holdings Ltd.	1,820,500	8,960,195

Textiles, Apparel & Luxury Goods – 0.3%
Yue Yuen Industrial Holdings Ltd.	1,049,000	3,309,568

		165,667,178

Energy – 11.5%
Oil, Gas & Consumable Fuels – 11.5%
BP PLC	3,490,800	28,141,634
China Petroleum & Chemical Corp. – Class H	3,398,000	3,448,706
ENI SpA	493,300	12,027,921
Gazprom OAO (Sponsored ADR)	436,300	12,792,316
JX Holdings, Inc.	928,000	6,537,269

62	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

LUKOIL OAO (London) (Sponsored ADR)	98,750	$7,030,012
Nexen, Inc. (Toronto)	521,520	14,230,349
OMV AG	201,100	8,545,740
Penn West Petroleum Ltd.	356,314	10,301,951
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	808,086	29,090,813
Suncor Energy, Inc. (Toronto)	152,248	7,155,209

		139,301,920

Materials – 10.3%
Chemicals – 2.7%
Agrium, Inc. (Toronto)	118,800	11,264,326
Air Water, Inc.	165,000	2,189,654
Clariant AG(a)	200,500	3,309,488
DIC Corp.	1,557,000	4,152,483
Incitec Pivot Ltd.	699,700	3,156,984
Koninklijke DSM NV	138,706	8,148,051

		32,220,986

Metals & Mining – 7.6%
Dowa Holdings Co., Ltd.	488,000	3,449,095
Hindalco Industries Ltd.	385,000	1,726,236
JFE Holdings, Inc.	334,200	10,583,892
Rio Tinto PLC	353,000	24,857,056
Tata Steel Ltd.	573,100	7,740,689
ThyssenKrupp AG	276,500	11,539,110
Vale SA (Sponsored ADR) (Local Preference Shares)	747,900	22,414,563
Xstrata PLC	431,480	9,868,416

		92,179,057

		124,400,043

Industrials – 9.7%
Aerospace & Defense – 0.9%
BAE Systems PLC	2,110,300	11,285,228

Building Products – 1.7%
Asahi Glass Co., Ltd.	980,000	13,702,626
Cie de St-Gobain	107,000	6,390,990

		20,093,616

Construction & Engineering – 1.8%
Bouygues SA	479,200	22,135,068

Electrical Equipment – 1.9%
Furukawa Electric Co., Ltd.	1,048,000	4,475,607
Mitsubishi Electric Corp.	553,000	6,571,002
Sumitomo Electric Industries Ltd.	795,800	11,678,123

		22,724,732

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	63

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.8%
Bidvest Group Ltd.	245,253	$5,495,857
SembCorp Industries Ltd.	1,130,000	4,249,434

		9,745,291

Road & Rail – 0.7%
East Japan Railway Co.	61,400	4,281,385
Firstgroup PLC	700,200	4,154,992

		8,436,377

Trading Companies & Distributors – 1.9%
Mitsubishi Corp.	548,400	15,257,724
Mitsui & Co., Ltd.	460,800	8,423,402

		23,681,126

		118,101,438

Telecommunication Services – 7.5%
Diversified Telecommunication Services – 5.3%
France Telecom SA	640,800	14,180,137
Nippon Telegraph & Telephone Corp.	351,000	17,170,174
Telecom Corp. of New Zealand Ltd.	2,460,332	3,870,055
Telecom Italia SpA (ordinary shares)	9,707,700	15,155,870
Telecom Italia SpA (savings shares)	4,931,400	6,526,981
Telenor ASA	441,800	7,329,709

		64,232,926

Wireless Telecommunication Services – 2.2%
Vodafone Group PLC	9,552,537	27,120,543

		91,353,469

Health Care – 6.5%
Pharmaceuticals – 6.5%
AstraZeneca PLC	654,700	32,035,962
Novartis AG	375,110	21,079,912
Roche Holding AG	103,700	15,642,352
Sanofi-Aventis SA	154,919	10,712,325

		79,470,551

Information Technology – 6.0%
Computers & Peripherals – 1.6%
Fujitsu Ltd.	1,372,000	9,303,828
Lite-On Technology Corp.	1,232,000	1,545,387
Pegatron Corp.(a)	2,027,000	2,413,747
Toshiba Corp.	993,000	6,525,056

		19,788,018

64	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 1.0%
AU Optronics Corp.(a)	13,470,790	$12,178,250

IT Services – 1.3%
Cap Gemini SA	265,900	15,545,998

Office Electronics – 0.4%
Konica Minolta Holdings, Inc.	527,500	4,887,160

Semiconductors & Semiconductor Equipment – 1.7%
Powertech Technology, Inc.	708,000	2,483,900
Samsung Electronics Co., Ltd.	22,330	18,313,942

		20,797,842

		73,197,268

Consumer Staples – 5.2%
Beverages – 0.4%
Asahi Breweries Ltd.	261,300	5,051,171

Food & Staples Retailing – 1.7%
Delhaize Group SA	156,300	12,073,276
Koninklijke Ahold NV	640,300	8,600,332

		20,673,608

Tobacco – 3.1%
Imperial Tobacco Group PLC	492,200	15,794,833
Japan Tobacco, Inc.	5,361	22,176,309

		37,971,142

		63,695,921

Utilities – 3.9%
Electric Utilities – 3.9%
E.ON AG	730,600	23,996,404
EDP – Energias de Portugal SA	2,210,300	8,385,194
Tokyo Electric Power Co., Inc. (The)	566,000	14,650,834

		47,032,432

Total Common Stocks (cost $1,046,995,767)		1,189,425,297

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	65

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.17%(b) (cost $8,099,845)	8,099,845	$8,099,845

Total Investments – 98.7% (cost $1,055,095,612)		1,197,525,142
Other assets less liabilities – 1.3%		15,718,082

Net Assets – 100.0%		$1,213,243,224

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	51	March 2011	$2,004,970	$2,120,473	$115,503
Topix Index Futures	50	March 2011	5,369,916	5,812,603	442,687

					$558,190

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Bank of America NA:
Swedish Krona settling 5/16/11	234,489	$36,402,856	$36,883,341	$480,485
Credit Suisse London Branch (GFX):
Great British Pound settling 5/16/11	3,801	6,101,555	6,174,424	72,869
Norwegian Krone settling 5/16/11	32,371	5,610,517	5,757,141	146,624
Deutsche Bank AG London:
Norwegian Krone settling 5/16/11	298,812	50,661,901	53,143,331	2,481,430
Swedish Krona settling 5/16/11	155,331	23,092,396	24,432,388	1,339,992
Swiss Franc settling 5/16/11	46,191	47,958,760	49,749,186	1,790,426
Swiss Franc settling 5/16/11	45,578	47,625,915	49,088,966	1,463,051
HSBC BankUSA:
Great British Pound settling 5/16/11	29,001	45,979,055	47,109,836	1,130,781
UBS AG:
Euro settling 5/16/11	77,512	105,290,750	106,860,503	1,569,753
Westpac Banking Corp.:
Australian Dollar settling 5/16/11	27,136	27,183,488	27,371,862	188,374

66	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Barclays Bank PLC Wholesale:
Japanese Yen settling 5/16/11	4,235,551	$51,662,512	$51,803,995	$(141,483)
BNP Paribas SA:
Australian Dollar settling 5/16/11	27,136	27,001,107	27,371,861	(370,754)
Canadian Dollar settling 5/16/11	41,436	41,796,706	42,577,241	(780,535)
Citibank NA:
Canadian Dollar settling 5/16/11	8,806	8,843,647	9,048,537	(204,890)
Great British Pound settling 5/16/11	3,016	4,891,430	4,899,254	(7,824)
Deutsche Bank AG London:
Euro settling 5/16/11	118,588	158,222,481	163,489,180	(5,266,699)
Euro settling 5/16/11	22,163	30,272,552	30,554,615	(282,063)
State Street Bank and Trust Co.:
Great British Pound settling 5/16/11	8,753	14,121,653	14,218,558	(96,905)
UBS AG:
Swiss Franc settling 5/16/11	46,493	48,925,580	50,074,450	(1,148,870)

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	67

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Financials – 19.6%
Capital Markets – 2.7%
GP Investments Ltd. (BDR)(a)	1,442,500	$5,722,142
Man Group PLC	2,882,052	13,466,524
UBS AG(a)	593,662	11,779,901

		30,968,567

Commercial Banks – 6.6%
Banco Santander Brasil SA (ADR)	370,500	4,512,690
Bank Rakyat Indonesia Persero TBK PT	5,269,000	2,823,961
BNP Paribas	146,900	11,464,834
HDFC Bank Ltd.	144,800	6,567,083
HSBC Holdings PLC	1,473,200	16,224,568
Itau Unibanco Holding SA (ADR)	517,780	11,505,072
Standard Chartered PLC	860,742	22,765,595

		75,863,803

Consumer Finance – 0.2%
Shriram Transport Finance Co., Ltd.	176,300	2,891,189

Diversified Financial Services – 0.9%
BM&F Bovespa SA	239,100	1,625,328
IG Group Holdings PLC	1,280,052	9,324,535

		10,949,863

Insurance – 3.0%
Admiral Group PLC	632,053	17,351,513
AIA Group Ltd.(a)	3,111,000	9,087,731
Prudential PLC	732,900	8,477,954

		34,917,198

Real Estate Management & Development – 5.8%
CapitaLand Ltd.	6,066,000	15,612,328
CapitaMalls Asia Ltd.	3,345,000	4,543,004
China Overseas Land & Investment Ltd.	2,994,000	5,004,420
Hang Lung Group Ltd.	787,800	4,836,271
Hang Lung Properties Ltd.	7,209,000	30,883,924
Mitsubishi Estate Co., Ltd.	291,000	5,966,377

		66,846,324

Thrifts & Mortgage Finance – 0.4%
Housing Development Finance Corp.	316,000	4,420,135

		226,857,079

Consumer Staples – 15.7%
Beverages – 2.7%
Anheuser-Busch InBev NV	565,437	31,578,384

68	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Food & Staples Retailing – 4.2%
Olam International Ltd.	9,956,000	$21,840,010
Sugi Holdings Co., Ltd.	20,500	492,550
Tesco PLC	4,017,680	26,389,128

		48,721,688

Food Products – 0.4%
China Green Holdings Ltd.	5,622,000	4,419,931

Household Products – 1.4%
Reckitt Benckiser Group PLC	311,517	16,060,506

Personal Products – 0.5%
Hypermarcas SA(a)	507,300	5,793,184

Tobacco – 6.5%
British American Tobacco PLC	649,104	26,005,688
Imperial Tobacco Group PLC	734,700	23,576,725
Japan Tobacco, Inc.	6,075	25,129,841

		74,712,254

		181,285,947

Materials – 15.5%
Chemicals – 8.3%
Huabao International Holdings Ltd.	3,312,000	4,180,400
Israel Chemicals Ltd.	2,353,700	39,194,849
K&S AG	528,500	40,854,721
Potash Corp. of Saskatchewan, Inc.	186,900	11,513,040

		95,743,010

Metals & Mining – 7.2%
Agnico-Eagle Mines Ltd.	81,600	5,740,560
Centamin Egypt Ltd.(a)	1,091,700	2,105,092
Newcrest Mining Ltd.	150,900	5,832,320
Rio Tinto PLC	457,200	32,194,465
Vale SA (Sponsored ADR) – Class B	669,200	22,906,716
Xstrata PLC	620,720	14,196,541

		82,975,694

		178,718,704

Industrials – 14.2%
Air Freight & Logistics – 0.7%
Kuehne & Nagel International AG	55,707	7,492,779

Commercial Services & Supplies – 3.5%
Aggreko PLC	410,600	9,661,903
G4S PLC	796,014	3,416,264
Serco Group PLC	3,119,730	27,622,953

		40,701,120

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	69

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction & Engineering – 0.4%
Larsen & Toubro Ltd.	95,700	$3,233,556
Larsen & Toubro Ltd. (GDR)	33,600	1,139,712

		4,373,268

Electrical Equipment – 1.1%
Bharat Heavy Electricals Ltd.	116,700	5,196,304
Vestas Wind Systems A/S(a)	209,917	7,209,702

		12,406,006

Machinery – 2.9%
Fanuc Corp.	143,100	22,353,527
Jain Irrigation Systems Ltd.	2,105,612	8,530,768
Komatsu Ltd.	95,300	2,923,677

		33,807,972

Professional Services – 4.2%
Capita Group PLC (The)	3,006,400	35,456,981
Experian PLC	680,200	8,626,055
Intertek Group PLC	160,550	4,707,089

		48,790,125

Road & Rail – 0.4%
DSV A/S	210,847	4,870,318

Transportation Infrastructure – 1.0%
China Merchants Holdings International Co., Ltd.	2,600,000	11,033,676

		163,475,264

Consumer Discretionary – 12.8%
Distributors – 3.6%
Li & Fung Ltd.	6,916,000	42,078,243

Diversified Consumer Services – 0.5%
Anhanguera Educacional Participacoes SA	239,400	5,352,615

Hotels, Restaurants & Leisure – 0.4%
Ajisen China Holdings Ltd.	1,226,800	1,880,118
Shangri-La Asia Ltd.	1,174,333	2,768,288

		4,648,406

Household Durables – 0.4%
MRV Engenharia e Participacoes SA	564,800	4,484,318

Multiline Retail – 0.3%
Don Quijote Co., Ltd.	98,400	3,440,476

Specialty Retail – 7.1%
Fast Retailing Co., Ltd.	66,500	10,440,813
Hennes & Mauritz AB – Class B	1,015,950	33,195,459
Inditex SA	372,230	26,975,235

70	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Yamada Denki Co., Ltd.	154,340	$11,789,818

		82,401,325

Textiles, Apparel & Luxury Goods – 0.5%
Cie Financiere Richemont SA	98,200	5,619,394

		148,024,777

Energy – 11.4%
Energy Equipment & Services – 8.0%
AMEC PLC	1,532,021	28,992,906
Petrofac Ltd.	1,288,000	29,163,076
Saipem SpA	337,000	17,024,679
Technip SA	177,100	17,502,672

		92,683,333

Oil, Gas & Consumable Fuels – 3.4%
Afren PLC(a)	4,514,400	11,753,715
Petroleo Brasileiro SA (ADR)	676,900	26,960,927

		38,714,642

		131,397,975

Information Technology – 7.9%
Communications Equipment – 0.5%
HTC Corp.	171,000	6,176,617

Computers & Peripherals – 2.3%
Logitech International SA(a)	1,422,061	27,028,806

Internet Software & Services – 1.0%
Yahoo! Japan Corp.	30,919	11,656,654

Semiconductors & Semiconductor Equipment – 0.5%
Trina Solar Ltd. (Sponsored ADR)(a)	195,200	5,387,520

Software – 3.6%
Aveva Group PLC	256,960	6,662,279
SAP AG	388,500	23,476,535
Temenos Group AG(a)	297,370	11,277,485

		41,416,299

		91,665,896

Health Care – 1.2%
Pharmaceuticals – 1.2%
Aspen Pharmacare Holdings Ltd.(a)	1,193,544	13,972,575

Total Common Stocks (cost $1,009,539,757)		1,135,398,217

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	71

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.17%(b) (cost $8,460,708)	8,460,708	$8,460,708

Total Investments – 99.0% (cost $1,018,000,465)		1,143,858,925
Other assets less liabilities – 1.0%		10,980,076

Net Assets – 100.0%		$1,154,839,001

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Bank of America NA:
Japanese Yen settling 3/15/11	1,573,425	$18,864,424	$19,235,354	$370,930
Barclays Bank PLC:
Japanese Yen settling 3/15/11	6,628,198	78,854,550	81,030,704	2,176,154
Japanese Yen settling 3/15/11	2,704,239	32,486,864	33,059,723	572,859
Citibank NA:
Canadian Dollar settling 3/15/11	2,285	2,251,963	2,351,245	99,282
Deutsche Bank AG London:
Canadian Dollar settling 3/15/11	2,160	2,181,598	2,222,621	41,023
Euro settling 3/15/11	117,419	155,427,530	162,005,962	6,578,432
Swedish Krona settling 3/15/11	84,503	12,594,530	13,333,682	739,152
Swedish Krona settling 3/15/11	80,310	11,969,595	12,672,071	702,476
Swiss Franc settling 3/15/11	9,046	9,386,252	9,737,378	351,126
HSBC BankUSA:
Great British Pound settling 3/15/11	14,910	23,654,864	24,235,898	581,034
Hong Kong Dollar settling 3/15/11	29,074	3,740,359	3,733,632	(6,727)
JP Morgan Chase Bank NA:
Canadian Dollar settling 3/15/11	3,834	3,844,110	3,945,153	101,043
Morgan Stanley and Co.:
Australian Dollar settling 3/15/11	76,620	74,317,569	77,885,955	3,568,386
Royal Bank of Canada:
Swedish Krona settling 6/15/11	222,244	34,174,035	34,896,387	722,352
UBS AG:
Hong Kong Dollar settling 3/15/11	761,885	98,040,250	97,839,947	(200,303)
Swedish Krona settling 3/15/11	48,910	7,558,816	7,717,482	158,666
Westpac Banking Corp.:
Canadian Dollar settling 3/15/11	2,721	2,728,840	2,799,886	71,046

72	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Bank of America NA:
Australian Dollar settling 3/15/11	76,620	$75,309,032	$77,885,955	$(2,576,923)
BNP Paribas SA:
Japanese Yen settling 3/15/11	1,403,887	17,048,636	17,162,727	(114,091)
Calyon:
Canadian Dollar settling 3/15/11	12,221	12,091,620	12,575,303	(483,683)
Citibank NA:
Canadian Dollar settling 3/15/11	2,647	2,616,603	2,723,740	(107,137)
Credit Suisse London Branch (GFX):
Great British Pound settling 3/15/11	7,295	11,499,838	11,857,872	(358,034)
Japanese Yen settling 3/15/11	3,364,589	40,676,891	41,132,600	(455,709)
Swedish Krona settling 3/15/11	44,678	6,478,171	7,049,718	(571,547)
Deutsche Bank AG London:
Euro settling 3/15/11	36,320	48,487,200	50,111,622	(1,624,422)
Hong Kong Dollar settling 3/15/11	56,040	7,218,998	7,196,559	22,439
Hong Kong Dollar settling 3/15/11	44,370	5,718,917	5,697,918	20,999
Swedish Krona settling 3/15/11	39,825	5,764,220	6,283,965	(519,745)
HSBC BankUSA:
Canadian Dollar settling 6/15/11	10,965	11,076,541	11,257,964	(181,423)
Great British Pound settling 6/15/11	4,744	7,585,229	7,702,533	(117,304)
Hong Kong Dollar settling 3/15/11	33,752	4,350,163	4,334,373	15,790
Hong Kong Dollar settling 3/15/11	635,662	81,853,500	81,630,609	222,891
Morgan Stanley and Co.:
Great British Pound settling 3/15/11	132,124	208,523,382	214,764,843	(6,241,461)
Swiss Franc settling 3/15/11	9,046	9,157,029	9,737,377	(580,348)
Royal Bank of Canada:
Euro settling 3/15/11	10,588	14,266,377	14,608,531	(342,154)
Societe Generale:
Great British Pound settling 3/15/11	1,795	2,833,767	2,917,736	(83,969)
Standard Chartered Bank:
Hong Kong Dollar settling 3/15/11	21,135	2,727,765	2,714,120	13,645

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt
BDR	– Brazilian Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	73

International Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2011 (unaudited)

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 44.2%
United States – 44.2%
U.S. Treasury Notes 0.375%, 10/31/12	$31,285	$31,199,467
0.625%, 2/28/13	73,405	73,313,243
0.75%, 11/30/11-5/31/12	141,000	141,693,720
1.375%, 11/15/12-1/15/13	240,773	244,069,833
1.75%, 8/15/12	91,037	92,775,989

Total Governments - Treasuries (cost $580,149,509)		583,052,252

ASSET-BACKED SECURITIES – 15.1%
Autos - Fixed Rate – 6.1%
Ally Auto Receivables Trust Series 2011-1, Class A2 0.81%, 10/15/13	4,618	4,604,312
Bank of America Auto Trust Series 2009-2A, Class A4 3.03%, 10/15/16(a)	8,610	8,913,897
Series 2009-3A, Class A4 2.67%, 12/15/16(a)	12,380	12,759,260
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16	5,013	5,082,918
Ford Credit Auto Owner Trust Series 2011-A, Class A3 0.97%, 1/15/15	6,545	6,452,783
Harley-Davidson Motorcycle Trust Series 2010-1, Class A2 0.83%, 11/15/13	2,905	2,905,640
Mercedes-Benz Auto Lease Trust Series 2011-1A, Class A2 0.79%, 4/15/13(a)	6,540	6,523,042
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16	7,560	7,750,430
Nissan Auto Lease Trust Series 2009-B, Class A4 2.65%, 1/15/15	10,555	10,696,536
Series 2010-B, Class A2 0.90%, 5/15/13	4,475	4,477,562
Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14	3,628	3,614,251
Volkswagen Auto Lease Trust Series 2010-A, Class A2 0.77%, 1/22/13	6,225	6,234,582

		80,015,213

74	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Autos - Floating Rate – 3.8%
BMW Floorplan Master Owner Trust Series 2009-1A, Class A 1.416%, 9/15/14(a)(b)	$4,360	$4,404,121
CNH Wholesale Master Note Trust Series 2009-1A, Class A 1.966%, 7/15/15(a)(b)+	14,000	14,135,117
Ford Credit Floorplan Master Owner Trust Series 2010-1, Class A 1.916%, 12/15/14(a)(b)	6,070	6,174,244
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 0.332%, 4/20/13(b)	4,360	4,355,761
1.812%, 10/20/14(a)(b)	5,438	5,515,582
Nissan Master Owner Trust Receivables Series 2010-AA, Class A 1.416%, 1/15/15(a)(b)	8,345	8,447,285
Wheels SPV LLC Series 2009-1, Class A 1.816%, 3/15/18(a)(b)+	6,541	6,577,548

		49,609,658

Credit Cards - Floating Rate – 3.0%
Chase Issuance Trust Series 2009-A2, Class A2 1.816%, 4/15/14(b)	13,000	13,198,567
Discover Card Master Trust Series 2009-A1, Class A1 1.566%, 12/15/14(b)+	14,835	15,025,011
Series 2009-A2, Class A 1.566%, 2/17/15(b)	1,320	1,337,433
Series 2010-A1, Class A1 0.916%, 9/15/15(b)	7,206	7,249,584
MBNA Credit Card Master Note Trust Series 2006-A2, Class A2 0.326%, 6/15/15(b)	3,130	3,116,101

		39,926,696

Home Equity Loans - Floating Rate – 1.0%
BNC Mortgage Loan Trust Series 2007-2, Class M5 1.162%, 5/25/37(b)(c)	1,200	16,671
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB3, Class AF 1 2.89%, 12/25/32(b)	2,180	1,797,115

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	75

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.542%, 1/20/36(b)	$1,121	$895,304
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 0.462%, 6/25/37(a)(b)	3,370	1,503,211
Lehman XS Trust Series 2005-2, Class 1M1 0.762%, 8/25/35(b)(c)	5,000	177,362
Series 2006-1, Class 1M1 0.712%, 2/25/36(b)(c)	4,000	203,088
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.392%, 4/25/37(b)	1,901	1,656,941
Novastar Home Equity Loan Series 2007-2, Class M1 0.562%, 9/25/37(b)(c)	4,935	694,190
Option One Mortgage Loan Trust Series 2006-2, Class 2A2 0.362%, 7/25/36(b)	2,009	1,631,647
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(a)(d)	258	255,542
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.392%, 7/25/37(b)	4,185	2,929,367
Specialty Underwriting & Residential Finance Series 2005-AB2, Class M1 0.712%, 6/25/36(b)	2,000	1,095,226

		12,855,664

Other ABS - Fixed Rate – 0.8%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15	5,261	5,245,221
GE Equipment Small Ticket LLC Series 2011-1A, Class A2 0.88%, 8/21/13(a)	3,910	3,896,583
John Deere Owner Trust Series 2009-A, Class A3 2.59%, 10/15/13	1,891	1,906,413

		11,048,217

Home Equity Loans - Fixed Rate – 0.4%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	2,308	2,187,961

76	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33	$1,188	$1,046,083
Series 2005-CB4, Class AF2 4.751%, 8/25/35	160	159,976
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37	2,295	353,373
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(e)(f)	35	0
Structured Asset Securities Corp. Series 2007-RM1, Class AIO 5.00%, 5/25/47(a)(c)(g)	8,495	1,327,815

		5,075,208

Total Asset-Backed Securities (cost $219,457,468)		198,530,656

MORTGAGE PASS-THRU’S – 14.9%
Agency Fixed Rate 30-Year – 10.2%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 7/01/37-9/01/37	1,871	2,033,791
Federal National Mortgage Association Series 2007 6.50%, 10/01/37	28,444	31,708,683
Series 2008 6.00%, 5/01/38-8/01/38	36,039	39,183,065
6.50%, 12/01/28-7/01/35	18,448	20,631,105
Series 2010 6.00%, 4/01/40	28,881	31,395,760
Government National Mortgage Association Series 2008 6.50%, 9/15/38	9,064	10,226,062

		135,178,466

Agency ARMs – 4.3%
Federal Home Loan Mortgage Corp. Series 2005 2.699%, 5/01/35(d)	3,887	4,086,810
Series 2007 5.861%, 11/01/36(b)	3,221	3,405,435
6.089%, 1/01/37(b)	2,719	2,880,825
Federal National Mortgage Association 2.522%, 1/01/36(d)	1,844	1,947,535
Series 2003 2.685%, 12/01/33(d)	982	1,032,504

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	77

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2005 2.527%, 2/01/35(b)	$5,337	$5,596,127
3.097%, 10/01/35(d)	3,125	3,286,218
Series 2006 2.704%, 1/01/36(d)	9,276	9,793,550
5.507%, 5/01/36(b)	3,713	3,898,921
5.661%, 7/01/36(d)	3,077	3,234,673
5.716%, 11/01/36(b)	3,890	4,111,578
Series 2007 2.883%, 11/01/35(b)	5,226	5,501,243
5.444%, 2/01/37(b)	3,552	3,763,254
6.25%, 1/01/37(b)	1,569	1,649,083
Series 2009 3.304%, 7/01/38(d)	2,488	2,626,544

		56,814,300

Agency Fixed Rate 15-Year – 0.4%
Federal National Mortgage Association Series 1998 6.00%, 10/01/13-12/01/13	14	14,984
Series 2001 6.00%, 11/01/16	92	99,870
Series 2002 6.00%, 12/01/17	62	67,367
Series 2005 6.00%, 6/01/17-6/01/20	167	181,676
Series 2006 6.00%, 5/01/21-1/01/22	3,070	3,352,997
Series 2007 6.00%, 2/01/22	933	1,017,882

		4,734,776

Total Mortgage Pass-Thru’s (cost $188,843,202)		196,727,542

CORPORATES - INVESTMENT GRADES – 12.7%
Industrial – 9.1%
Capital Goods – 1.1%
Caterpillar, Inc. 7.00%, 12/15/13	2,067	2,376,242
General Dynamics Corp. 5.25%, 2/01/14	4,560	5,015,416
John Deere Capital Corp. 1.60%, 3/03/14	3,605	3,601,431
5.25%, 10/01/12	2,735	2,923,072

		13,916,161

78	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 1.3%
AT&T, Inc. 4.95%, 1/15/13	$2,875	$3,076,813
Cellco Partnership / Verizon Wireless Capital LLC 5.55%, 2/01/14	5,900	6,522,179
New Cingular Wireless Services, Inc. 8.125%, 5/01/12	5,160	5,593,471
Verizon Global Funding Corp. 7.375%, 9/01/12	2,142	2,342,770

		17,535,233

Consumer Cyclical - Automotive – 0.7%
American Honda Finance Corp. 2.375%, 3/18/13(a)	6,114	6,198,159
Toyota Motor Credit Corp. 1.375%, 8/12/13	3,065	3,075,075

		9,273,234

Consumer Cyclical - Entertainment – 0.3%
Walt Disney Co. (The) 4.50%, 12/15/13	3,624	3,951,490

Consumer Cyclical - Restaurants – 0.3%
McDonald’s Corp. 4.30%, 3/01/13	3,595	3,811,660

Consumer Cyclical - Retailers – 0.5%
Costco Wholesale Corp. 5.30%, 3/15/12	2,740	2,872,830
Wal-Mart Stores, Inc. 4.55%, 5/01/13	3,500	3,760,928

		6,633,758

Consumer Non-Cyclical – 2.3%
Abbott Laboratories 5.15%, 11/30/12	2,717	2,917,401
Avon Products, Inc. 5.625%, 3/01/14	2,450	2,695,492
Baxter International, Inc. 1.80%, 3/15/13	2,021	2,049,324
Bottling Group LLC 5.00%, 11/15/13	3,599	3,941,682
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13	2,844	3,076,796
Merck & Co., Inc. 5.30%, 12/01/13	2,810	3,104,949

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	79

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

PepsiCo, Inc. 4.65%, 2/15/13	$2,802	$2,997,823
Pfizer, Inc. 4.45%, 3/15/12	6,003	6,235,172
Procter & Gamble Co. (The) 1.375%, 8/01/12	3,132	3,163,308

		30,181,947

Energy – 1.1%
Apache Corp. 5.25%, 4/15/13	2,890	3,127,333
BP Capital Markets PLC 5.25%, 11/07/13	2,975	3,229,913
Chevron Corp. 3.95%, 3/03/14	3,665	3,921,451
ConocoPhillips 4.75%, 2/01/14	3,650	3,981,427

		14,260,124

Technology – 1.3%
Hewlett-Packard Co. 2.95%, 8/15/12	1,408	1,449,508
International Business Machines Corp. 2.10%, 5/06/13	6,055	6,192,897
Microsoft Corp. 0.875%, 9/27/13	3,060	3,043,868
2.95%, 6/01/14	3,045	3,181,583
Oracle Corp. 4.95%, 4/15/13	2,885	3,120,958

		16,988,814

Transportation - Services – 0.2%
United Parcel Service, Inc. 3.875%, 4/01/14	3,095	3,317,475

		119,869,896

Financial Institutions – 3.4%
Banking – 1.7%
Bank of New York Mellon Corp. (The) 4.30%, 5/15/14	1,785	1,924,653
JPMorgan Chase & Co. 3.45%, 3/01/16	3,280	3,294,704
National Australia Bank Ltd. 1.70%, 12/10/13(a)	3,130	3,117,511
Royal Bank of Canada 5.65%, 7/20/11	4,960	5,059,651
State Street Corp. 4.30%, 5/30/14	3,015	3,252,736

80	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

UnionBanCal Corp. 5.25%, 12/16/13	$5,212	$5,622,086

		22,271,341

Finance – 0.5%
General Electric Capital Corp. 1.875%, 9/16/13	6,461	6,483,484

Insurance – 1.0%
Berkshire Hathaway Finance Corp 1.50%, 1/10/14	5,705	5,704,669
Metropolitan Life Global Funding I 2.875%, 9/17/12(a)	7,700	7,873,982

		13,578,651

Other Finance – 0.2%
ORIX Corp. 5.48%, 11/22/11	3,130	3,221,071

		45,554,547

Utility – 0.2%
Electric – 0.2%
Southern Co. 4.15%, 5/15/14	2,001	2,119,987

Total Corporates - Investment Grades (cost $163,613,253)		167,544,430

AGENCIES – 5.1%
Agency Debentures – 5.1%
Bank of America Corp. – FDIC Insured 2.10%, 4/30/12	8,760	8,938,941
Citibank NA – FDIC Insured 1.875%, 5/07/12	18,659	18,971,613
Goldman Sachs Group, Inc. (The) – FDIC Insured 3.25%, 6/15/12	13,670	14,149,188
JPMorgan Chase & Co. – FDIC Insured 3.125%, 12/01/11	10,565	10,787,266
Morgan Stanley – FDIC Insured 2.25%, 3/13/12	6,000	6,113,022
Wells Fargo & Co. – FDIC Insured 3.00%, 12/09/11	7,493	7,647,993

Total Agencies (cost $65,168,343)		66,608,023

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.0%
Non-Agency Fixed Rate CMBS – 1.9%
DBUBS Mortgage Trust Series 2011-LC1A, Class A1 3.742%, 11/10/46(a)	6,480	6,613,633

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	81

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A2S 5.305%, 1/15/49	$5,950	$6,085,440
Morgan Stanley Capital I Series 2011-C1, Class A1 2.602%, 9/15/47(a)	3,125	3,170,333
NCUA Guaranteed Notes Series 2010-C1, Class A1 1.60%, 10/29/20	5,776	5,646,181
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(a)	3,125	3,162,655

		24,678,242

Non-Agency Floating Rate CMBS – 1.6%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 0.576%, 3/15/22(a)(b)	2,500	2,329,256
Commercial Mortgage Pass Through Certificates Series 2005-FL11, Class D 0.606%, 11/15/17(a)(b)	831	800,514
Series 2007-FL14, Class C 0.566%, 6/15/22(a)(b)	3,317	2,938,331
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.736%, 10/15/21(a)(b)	4,900	4,764,456
Series 2007-TFLA, Class A2 0.386%, 2/15/22(a)(b)	8,000	7,514,393
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.664%, 9/15/21(a)(b)	2,600	1,452,915
Series 2007-WHL8, Class E 0.666%, 6/15/20(a)(b)	2,725	1,883,741

		21,683,606

Agency CMBS – 1.5%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19	12,203	11,983,314
Series K009, Class A1 2.757%, 5/25/20	3,466	3,423,952

82	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series K010, Class A1 3.32%, 7/25/20	$4,020	$4,059,510

		19,466,776

Total Commercial Mortgage-Backed Securities (cost $69,309,411)		65,828,624

CMOs – 2.1%
Non-Agency Floating Rate – 1.5%
Adjustable Rate Mortgage Trust Series 2005-11, Class 5M1 0.732%, 2/25/36(b)(c)	2,290	7,756
Countrywide Alternative Loan Trust Series 2006-OA14, Class 3A1 1.142%, 11/25/46(b)	1,913	1,051,243
Homebanc Mortgage Trust Series 2005-4, Class A2 0.592%, 10/25/35(b)	2,862	2,167,932
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.74%, 2/25/42(a)(b)	3,145	3,016,234
NCUA Guaranteed Notes Series 2010-R3, Class 1A 0.823%, 12/08/20(b)	8,808	8,847,507
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.462%, 7/20/36(b)	2,767	2,263,958
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.492%, 5/25/35(b)	120	98,640
Structured Asset Mortgage Investments, Inc. Series 2004-AR5, Class 1A1 0.592%, 10/19/34(b)	630	562,603
WaMu Mortgage Pass Through Certificates Series 2006-AR4, Class 1A1B 1.232%, 5/25/46(b)	1,101	674,199
Series 2006-AR9, Class 1AB2 0.482%, 8/25/46(b)	2,363	799,340

		19,489,412

Non-Agency Fixed Rate – 0.5%
Ford Credit Auto Lease Trust Series 2010-B, Class A2 0.75%, 10/15/12(a)	6,220	6,220,883
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	763	743,300

		6,964,183

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	83

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Agency Floating Rate – 0.1%
Fannie Mae REMIC Series 2003-52, Class FV 1.26%, 5/25/31(b)	$244	$244,580
Fannie Mae Whole Loan Series 2003-W13, Class AV2 0.542%, 10/25/33(b)	161	150,377
Freddie Mac Reference REMIC Series R008, Class FK 0.666%, 7/15/23(b)	572	571,193

		966,150

Agency Fixed Rate – 0.0%
Fannie Mae REMIC Series 2006-50, Class PA 5.00%, 4/25/27	624	622,861

Total CMOs (cost $34,589,748)		28,042,606

GOVERNMENTS - SOVEREIGN AGENCIES – 0.5%
Netherlands – 0.5%
Achmea Hypotheekbank NV 0.661%, 11/03/14(a)(b) (cost $6,453,823)	6,456	6,420,724

	Shares
SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 0.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.17%(h)	8,982,215	8,982,215

	Principal Amount (000)
Certificates of Deposit – 1.0%
Royal Bank of Canada NY 2.25%, 3/15/13	$12,810	13,199,309

Total Short-Term Investments (cost $21,787,405)		22,181,524

Total Investments – 101.3% (cost $1,349,372,162)		1,334,936,381
Other assets less liabilities – (1.3)%		(16,558,232)

Net Assets – 100.0%		$1,318,378,149

84	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	1,289	June 2011	$280,923,977	$281,384,673	$460,696

Sold Contracts
U.S. T-Note 5 Yr Futures	93	June 2011	10,860,473	10,875,187	(14,714)
U.S. T-Note 10 Yr Futures	397	June 2011	47,112,595	47,261,609	(149,014)

					$296,968

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2011, the aggregate market value of these securities amounted to $147,910,967 or 11.2% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at February 28, 2011.

(c)	Illiquid security.

(d)	Variable rate coupon, rate shown as of February 28, 2011.

(e)	Fair valued.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of February 28, 2011, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$35,213	$0	0.00%

(g)	IO – Interest Only

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The market value of the collateral amounted to $31,853,556.

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
CMOs	– Collateralized Mortgage Obligations
FDIC	– Federal Deposit Insurance Corporation
FHLMC	– Federal Home Loan Mortgage Corporation
REMIC	– Real Estate Mortgage Investment Conduit

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	85

Short Duration Bond Portfolio—Portfolio of Investments

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2011 (unaudited)

	Principal Amount (000)		U.S. $ Value

CORPORATES - INVESTMENT GRADES – 29.6%
Financial Institutions – 13.3%
Banking – 6.8%
American Express Co. 7.25%, 5/20/14	U.S.$	1,900	$2,172,857
Bank of America Corp. 5.625%, 7/01/20		1,710	1,778,752
7.625%, 6/01/19		1,700	1,987,599
Series L 5.65%, 5/01/18		5,630	5,949,896
Bank of Tokyo-Mitsubishi UFJ Ltd./New York NY 7.40%, 6/15/11		170	173,175
BankAmerica Capital II Series 2 8.00%, 12/15/26		1,950	1,979,250
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17		5,410	5,796,144
Citigroup, Inc. 5.50%, 4/11/13		2,900	3,108,800
6.50%, 8/19/13		2,770	3,052,900
8.50%, 5/22/19		2,750	3,412,222
Compass Bank 5.50%, 4/01/20		4,989	4,978,548
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		2,700	2,894,905
7.50%, 2/15/19		2,855	3,365,206
JPMorgan Chase & Co. 4.40%, 7/22/20		3,955	3,861,512
Lloyds TSB Bank PLC 4.375%, 1/12/15(a)		3,820	3,850,724
M&I Marshall & Ilsley Bank 5.00%, 1/17/17		3,700	3,856,181
Macquarie Group Ltd. 4.875%, 8/10/17(a)		3,420	3,380,694
Morgan Stanley 5.45%, 1/09/17		1,615	1,702,895
5.50%, 7/24/20		5,325	5,380,630
6.60%, 4/01/12		960	1,018,123
National City Bank/Cleveland OH 6.25%, 3/15/11		4,245	4,252,662
Nationwide Building Society 6.25%, 2/25/20(a)		3,415	3,505,935
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21		2,740	2,784,511
Santander US Debt SA Unipersonal 2.991%, 10/07/13(a)		3,400	3,317,156

86	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Societe Generale 2.50%, 1/15/14(a)	U.S.$	3,380	$3,360,126
SouthTrust Corp. 5.80%, 6/15/14		3,315	3,609,455
Standard Chartered PLC 6.409%, 12/31/49(a)		4,800	4,553,530
UFJ Finance Aruba AEC 6.75%, 7/15/13		1,913	2,118,544
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,580	1,485,993
Union Bank NA 5.95%, 5/11/16		1,005	1,090,762
Wachovia Corp. 5.50%, 5/01/13		1,225	1,328,642

			95,108,329

Brokerage – 0.1%
Jefferies Group, Inc. 6.875%, 4/15/21		1,330	1,426,706

Finance – 0.9%
General Electric Capital Corp. 4.80%, 5/01/13		2,795	2,982,497
Series A 4.375%, 11/21/11		2,713	2,787,266
HSBC Finance Corp. 7.00%, 5/15/12		2,095	2,230,706
SLM Corp. Series A 5.375%, 5/15/14-5/15/14		4,650	4,802,579

			12,803,048

Insurance – 4.4%
Aetna, Inc. 6.00%, 6/15/16		1,010	1,144,566
Aflac, Inc. 3.45%, 8/15/15		555	568,086
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		1,820	2,039,725
Allstate Corp. (The) 7.45%, 5/16/19		3,420	4,113,118
Assurant, Inc. 5.625%, 2/15/14		1,028	1,089,804
CIGNA Corp. 5.125%, 6/15/20		1,155	1,210,043
Coventry Health Care, Inc. 5.95%, 3/15/17		665	690,362
6.125%, 1/15/15		260	276,870
6.30%, 8/15/14		2,060	2,200,712

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	87

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Genworth Financial, Inc. 6.515%, 5/22/18	U.S.$	4,100	$4,119,705
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		1,605	1,867,122
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		685	692,699
5.50%, 3/30/20		3,221	3,310,357
Humana, Inc. 6.30%, 8/01/18		1,514	1,636,136
6.45%, 6/01/16		285	314,496
7.20%, 6/15/18		610	695,186
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		2,683	2,851,618
Lincoln National Corp. 8.75%, 7/01/19		791	996,484
Markel Corp. 7.125%, 9/30/19		1,685	1,912,763
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		1,510	2,032,433
MetLife, Inc. 4.75%, 2/08/21		1,460	1,497,163
7.717%, 2/15/19		1,159	1,426,636
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		2,585	3,081,584
Principal Financial Group, Inc. 7.875%, 5/15/14		2,220	2,569,663
Prudential Financial, Inc. 5.15%, 1/15/13		2,545	2,702,413
6.20%, 1/15/15		265	293,725
Series D 7.375%, 6/15/19		200	237,780
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26		3,065	3,216,215
UnitedHealth Group, Inc. 5.25%, 3/15/11		4,300	4,306,510
WellPoint, Inc. 4.35%, 8/15/20		2,865	2,860,542
5.875%, 6/15/17		270	304,849
7.00%, 2/15/19		655	778,773
XL Group PLC 5.25%, 9/15/14		4,520	4,772,004

			61,810,142

Other Finance – 0.2%
ORIX Corp. 4.71%, 4/27/15		3,328	3,394,906

88	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

REITS – 0.9%
ERP Operating LP 5.25%, 9/15/14	U.S.$	3,300	$3,615,361
HCP, Inc. 6.00%, 1/30/17		3,180	3,455,763
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		2,373	2,497,773
Simon Property Group LP 4.375%, 3/01/21		3,575	3,539,336

			13,108,233

			187,651,364

Industrial – 12.8%
Basic – 2.2%
Anglo American Capital PLC 9.375%, 4/08/19(a)		1,901	2,544,795
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		2,110	2,148,062
ArcelorMittal 6.125%, 6/01/18		3,570	3,839,531
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16		3,132	3,701,877
Dow Chemical Co. (The) 7.375%, 11/01/29		200	242,066
8.55%, 5/15/19		4,115	5,217,684
International Paper Co. 5.30%, 4/01/15		2,625	2,827,855
7.50%, 8/15/21		797	952,586
Packaging Corp. of America 5.75%, 8/01/13		1,329	1,430,719
PPG Industries, Inc. 5.75%, 3/15/13		3,190	3,453,724
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18		3,260	3,774,487
Teck Resources Ltd. 6.00%, 8/15/40		205	209,286

			30,342,672

Capital Goods – 0.4%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)		299	311,138
Lafarge SA 6.15%, 7/15/11		2,204	2,242,874
Republic Services, Inc. 5.25%, 11/15/21		1,213	1,277,487
5.50%, 9/15/19		1,768	1,916,340

			5,747,839

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	89

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Communications - Media – 2.4%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	U.S.$	3,710	$4,120,727
CBS Corp. 5.75%, 4/15/20		3,655	3,886,533
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,906	2,598,985
Comcast Corp. 5.50%, 3/15/11		2,767	2,771,422
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.60%, 2/15/21		1,870	1,829,933
4.75%, 10/01/14		1,200	1,290,811
News America Holdings, Inc. 9.25%, 2/01/13		670	771,874
News America, Inc. 6.15%, 3/01/37		2,177	2,205,329
6.55%, 3/15/33		1,383	1,464,139
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		2,894	3,673,728
RR Donnelley & Sons Co. 4.95%, 4/01/14		710	736,078
Time Warner Cable, Inc. 7.50%, 4/01/14		1,325	1,530,102
Time Warner Entertainment Co. LP 8.375%, 3/15/23		2,680	3,369,497
WPP Finance UK 5.875%, 6/15/14		376	410,601
8.00%, 9/15/14		2,616	3,045,260

			33,705,019

Communications - Telecommunications – 1.4%
American Tower Corp. 5.05%, 9/01/20		2,750	2,703,233
AT&T Corp. 8.00%, 11/15/31		295	374,691
Embarq Corp. 7.082%, 6/01/16		3,780	4,301,784
Qwest Corp. 7.50%, 10/01/14		3,270	3,744,150
8.875%, 3/15/12		660	708,675
Telecom Italia Capital SA 6.175%, 6/18/14		2,510	2,671,531
6.375%, 11/15/33		375	346,495
7.175%, 6/18/19		1,450	1,570,275

90	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

United States Cellular Corp. 6.70%, 12/15/33	U.S.$	3,150	$3,070,670

			19,491,504

Consumer Cyclical - Automotive – 0.5%
Daimler Finance North America LLC 5.75%, 9/08/11		1,105	1,133,872
7.30%, 1/15/12		1,178	1,243,635
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		2,465	2,622,553
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(a)		2,530	2,646,453

			7,646,513

Consumer Cyclical - Entertainment – 0.6%
Time Warner, Inc. 4.70%, 1/15/21		1,460	1,467,486
7.625%, 4/15/31		2,810	3,320,692
Viacom, Inc. 5.625%, 9/15/19		2,895	3,169,993

			7,958,171

Consumer Cyclical - Other – 0.6%
Marriott International, Inc. Series J 5.625%, 2/15/13		4,120	4,395,088
MDC Holdings, Inc. 5.50%, 5/15/13		3,300	3,428,845

			7,823,933

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.60%, 3/15/19		1,460	1,692,489

Consumer Non-Cyclical – 1.2%
Ahold Finance USA LLC 6.875%, 5/01/29		3,105	3,409,985
Altria Group, Inc. 9.70%, 11/10/18		1,675	2,205,982
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,711	1,755,286
5.875%, 5/15/13		2,720	2,897,649
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		3,480	3,775,438
Delhaize Group SA 5.875%, 2/01/14		775	849,577
Fortune Brands, Inc. 4.875%, 12/01/13		2,016	2,135,601

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	91

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Safeway, Inc. 6.50%, 3/01/11	U.S.$	453	$453,000

			17,482,518

Energy – 1.7%
Anadarko Petroleum Corp. 5.95%, 9/15/16		3,050	3,344,786
6.45%, 9/15/36		877	883,555
Baker Hughes, Inc. 6.50%, 11/15/13		1,300	1,473,043
Canadian Natural Resources Ltd. 5.15%, 2/01/13		1,220	1,302,899
Hess Corp. 7.875%, 10/01/29		1,793	2,207,890
Marathon Petroleum Corp. 3.50%, 3/01/16(a)		448	450,191
5.125%, 3/01/21(a)		760	770,901
Nabors Industries, Inc. 9.25%, 1/15/19		2,995	3,757,284
Noble Energy, Inc. 8.25%, 3/01/19		2,858	3,601,660
Noble Holding International Ltd. 4.90%, 8/01/20		251	255,844
Valero Energy Corp. 6.125%, 2/01/20		1,635	1,763,985
Weatherford International Ltd. 5.15%, 3/15/13		1,600	1,690,358
9.625%, 3/01/19		1,540	2,017,740

			23,520,136

Other Industrial – 0.3%
Noble Group Ltd. 6.75%, 1/29/20(a)		3,341	3,541,460

Technology – 0.7%
Agilent Technologies, Inc. 5.00%, 7/15/20		505	512,900
Computer Sciences Corp. 5.50%, 3/15/13		2,290	2,446,487
Motorola, Inc. 6.50%, 9/01/25		1,800	1,866,159
7.50%, 5/15/25		290	325,392
Xerox Capital Trust I 8.00%, 2/01/27		4,410	4,487,175
Xerox Corp. 8.25%, 5/15/14		310	362,760

			10,000,873

92	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.25%, 10/01/14	U.S.$	1,695	$1,824,105
5.75%, 12/15/16		1,115	1,202,949

			3,027,054

Transportation - Services – 0.5%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		3,375	3,227,820
Con-way, Inc. 6.70%, 5/01/34		2,269	2,070,648
Ryder System, Inc. 5.85%, 11/01/16		930	1,028,772
7.20%, 9/01/15		908	1,053,560

			7,380,800

			179,360,981

Utility – 2.4%
Electric – 1.4%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)		3,175	3,269,501
Constellation Energy Group, Inc. 5.15%, 12/01/20		2,700	2,707,168
FirstEnergy Corp. Series B 6.45%, 11/15/11		58	59,974
Series C 7.375%, 11/15/31		2,291	2,497,740
FPL Group Capital, Inc. 5.625%, 9/01/11		2,855	2,925,144
Nisource Finance Corp. 6.80%, 1/15/19		3,445	3,970,311
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		1,447	1,572,613
Teco Finance, Inc. 4.00%, 3/15/16		745	757,363
5.15%, 3/15/20		915	947,461
Union Electric Co. 6.70%, 2/01/19		315	366,054

			19,073,329

Natural Gas – 0.8%
Energy Transfer Partners LP 6.70%, 7/01/18		972	1,108,129
7.50%, 7/01/38		3,329	3,880,276
EQT Corp. 8.125%, 6/01/19		1,707	2,023,754

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	93

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Williams Partners LP 5.25%, 3/15/20	U.S.$	4,178	$4,350,480

			11,362,639

Other Utility – 0.2%
Veolia Environnement SA 6.00%, 6/01/18		2,785	3,101,501

			33,537,469

Non Corporate Sectors – 1.1%
Agencies - Not Government Guaranteed – 1.1%
Gazprom Via Gaz Capital SA 6.212%, 11/22/16(a)		6,255	6,630,300
Petrobras International Finance Co. – Pifco 5.75%, 1/20/20		5,100	5,292,005
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(a)		3,055	3,727,100

			15,649,405

Total Corporates - Investment Grades (cost $389,109,646)			416,199,219

GOVERNMENTS - TREASURIES – 26.8%
Mexico – 1.0%
Mexican Bonos Series M 10 7.25%, 12/15/16	MXN	160,215	13,628,025

United States – 25.8%
U.S. Treasury Bonds 4.50%, 2/15/36	U.S.$	16,860	17,083,918
4.625%, 2/15/40		27,085	27,702,863
5.375%, 2/15/31		20,720	23,815,050
U.S. Treasury Notes 2.125%, 5/31/15-12/31/15		50,720	51,270,311
2.25%, 1/31/15		17,104	17,509,811
2.50%, 3/31/15		63,975	66,019,001
2.625%, 11/15/20		18,725	17,519,578
3.375%, 11/15/19		15,870	16,091,926
3.625%, 2/15/20		83,460	85,950,780
3.75%, 11/15/18		37,815	39,909,294

			362,872,532

Total Governments - Treasuries (cost $376,521,795)			376,500,557

94	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THRU’S – 15.2%
Agency Fixed Rate 30-Year – 14.2%
Federal Home Loan Mortgage Corp. Gold 6.50%, TBA	U.S.$	4,610	$5,143,751
Series 2006 4.50%, 5/01/36		103	105,459
Series 2007 5.50%, 7/01/35		3,154	3,390,986
Series 2008 6.50%, 5/01/35		3,615	4,055,711
Federal National Mortgage Association 4.00%, 1/01/41		3,123	3,083,371
5.50%, 1/01/35-5/01/38		8,975	9,625,704
5.50%, 6/01/38		17,385	18,618,344
6.00%, 5/01/31-10/01/37		773	840,583
6.00%, 3/01/38-7/01/39		32,263	35,072,235
6.50%, 6/01/39		2,282	2,554,007
Series 2003 5.00%, 11/01/33		9,481	9,991,211
5.50%, 4/01/33-7/01/33		11,118	11,961,902
Series 2004 5.50%, 4/01/34		437	470,405
5.50%, 5/01/34-11/01/34		8,532	9,175,040
Series 2005 4.50%, 8/01/35-9/01/35		11,115	11,440,479
4.50%, 9/01/35-10/01/35		2,260	2,322,984
5.50%, 2/01/35		2,193	2,357,977
6.00%, 4/01/35		7,249	7,968,210
Series 2006 5.00%, 1/01/36		9	9,918
5.00%, 2/01/36		11,582	12,187,270
Series 2007 4.50%, 9/01/35-8/01/37		9,437	9,721,990
5.50%, 8/01/37		16,173	17,390,551
Series 2008 6.00%, 3/01/37-5/01/38		18,401	20,062,674
Series 2010 6.00%, 4/01/40		2,194	2,385,341

			199,936,103

Agency ARMs – 1.0%
Federal Home Loan Mortgage Corp. Series 2007 5.997%, 2/01/37(b)		1,867	1,971,827
Series 2009 2.709%, 4/01/36(c)		4,717	4,956,939

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	95

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Federal National Mortgage Association Series 2003 2.685%, 12/01/33(c)	U.S.$	1,363	$1,432,749
Series 2006 2.315%, 2/01/36(c)		1,418	1,479,147
5.477%, 3/01/36(c)		999	1,034,322
Series 2007 2.836%, 3/01/34(c)		2,627	2,757,172

			13,632,156

Total Mortgage Pass-Thru’s (cost $203,799,900)			213,568,259

AGENCIES – 10.4%
Agency Debentures – 10.4%
Federal Farm Credit Bank 0.284%, 10/12/12(b)		8,500	8,500,705
0.312%, 4/26/13(b)		78,125	78,145,234
0.322%, 6/26/13(b)		16,400	16,405,199
Federal National Mortgage Association 0.282%, 11/23/12(b)		11,645	11,645,007
0.293%, 10/18/12(b)		3,400	3,400,003
6.25%, 5/15/29		12,375	14,835,509
6.625%, 11/15/30		10,490	13,168,066

Total Agencies (cost $145,455,439)			146,099,723

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.1%
Non-Agency Fixed Rate CMBS – 8.6%
Banc of America Commercial Mortgage, Inc. Series 2007-1, Class A4 5.451%, 1/15/49		6,845	7,294,241
Series 2007-4, Class A4 5.742%, 2/10/51		6,835	7,452,956
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class A4 5.70%, 6/13/50		6,455	6,974,517
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.099%, 12/10/49		8,585	9,431,726
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,065	3,240,974

96	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39	U.S.$	6,475	$6,924,594
Series 2006-C5, Class A3 5.311%, 12/15/39		4,500	4,772,708
Greenwich Capital Commercial Funding Corp. Series 2007-GG11, Class A4 5.736%, 12/10/49		1,470	1,575,702
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class A4 5.818%, 6/15/49		855	920,912
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.256%, 6/15/29		6,015	6,451,939
Series 2006-C6, Class A4 5.372%, 9/15/39		8,090	8,703,137
Series 2007-C1, Class A4 5.424%, 2/15/40		8,825	9,468,749
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 5.904%, 6/12/46		3,075	3,394,183
Series 2006-3, Class A4 5.414%, 7/12/46		6,885	7,332,172
Morgan Stanley Capital I Series 2007-HQ13, Class A3 5.569%, 12/15/44		8,155	8,612,865
Series 2007-IQ13, Class A4 5.364%, 3/15/44		4,035	4,211,793
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45		8,565	9,281,689
Series 2006-C28, Class A4 5.572%, 10/15/48		7,235	7,748,760
Series 2007-C32, Class A3 5.746%, 6/15/49		6,885	7,339,479

			121,133,096

Agency CMBS – 0.3%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		4,653	4,473,369

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	97

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Non-Agency Floating Rate CMBS – 0.2%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.669%, 3/06/20(a)(b)	U.S.$	1,855	$1,801,942

Total Commercial Mortgage-Backed Securities (cost $118,552,949)			127,408,407

ASSET - BACKED SECURITIES – 1.9%
Credit Cards - Floating Rate – 0.8%
Discover Card Master Trust Series 2009-A1, Class A1 1.566%, 12/15/14(b)+		11,000	11,140,891

Autos - Floating Rate – 0.4%
Wheels SPV LLC Series 2009-1, Class A 1.816%, 3/15/18(a)(b)+		6,541	6,577,548

Autos - Fixed Rate – 0.3%
Ally Auto Receivables Trust Series 2011-1, Class A3 1.38%, 1/15/15		4,555	4,567,056

Other ABS - Fixed Rate – 0.2%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		2,905	2,896,935

Home Equity Loans - Floating Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 0.532%, 5/25/37(b)(d)		3,715	579,101
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.523%, 1/20/35(b)		768	686,719
Lehman XS Trust Series 2005-4, Class 1M1 0.762%, 10/25/35(b)(d)		3,539	54,695
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.492%, 2/25/37(b)(d)		1,785	13,452

			1,333,967

98	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.01%, 12/25/32	U.S.$	510	$485,933
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		480	449,417

			935,350

Total Asset-Backed Securities (cost $35,788,120)			27,451,747

GOVERNMENTS - SOVEREIGN AGENCIES – 1.4%
Germany – 0.2%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17		2,695	3,024,898

United Kingdom – 1.2%
Royal Bank of Scotland PLC (The) 1.45%, 10/20/11(a)		10,450	10,498,603
2.625%, 5/11/12(a)		6,000	6,140,952

			16,639,555

Total Governments - Sovereign Agencies (cost $19,209,647)			19,664,453

CMOs – 0.9%
Non-Agency Fixed Rate – 0.5%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 2.72%, 2/25/36		2,817	2,045,306
Series 2006-3, Class 22A1 5.085%, 5/25/36		1,226	590,095
Series 2007-1, Class 21A1 5.265%, 1/25/47		1,906	1,155,999
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.104%, 5/25/35		2,178	2,068,201
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.528%, 5/25/36		1,596	914,709

			6,774,310

Non-Agency Floating Rate – 0.2%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.292%, 12/25/35(b)		1,045	697,979
Series 2006-OA14, Class 3A1 1.142%, 11/25/46(b)		4,332	2,380,694

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	99

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class M1 0.79%, 2/25/35(b)(d)	U.S.$	2,874	$109,809

			3,188,482

Non-Agency ARMs – 0.2%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 5.50%, 3/25/36(b)		3,037	2,288,805

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.548%, 5/28/35		392	296,904

Total CMOs (cost $21,395,423)			12,548,501

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Kazakhstan – 0.1%
KazMunayGas National Co. 7.00%, 5/05/20(a)		1,990	2,134,275

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		3,390	3,612,421

Russia – 0.4%
RSHB Capital SA for OJSC Russian Agricultural Bank 7.75%, 5/29/18(a)		5,677	6,236,185

Total Quasi-Sovereigns (cost $10,800,990)			11,982,881

CORPORATES - NON-INVESTMENT GRADES – 0.6%
Industrial – 0.6%
Basic – 0.1%
Westvaco Corp. 8.20%, 1/15/30		670	718,511

Consumer Cyclical - Other – 0.3%
Wyndham Worldwide Corp. 6.00%, 12/01/16		4,535	4,828,968

100	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Consumer Non-Cyclical – 0.2%
Universal Health Services, Inc. 7.125%, 6/30/16	U.S.$	2,345	$2,556,453

Total Corporates - Non-Investment Grades (cost $7,723,383)			8,103,932

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Poland – 0.2%
Poland Government International Bond 3.875%, 7/16/15		2,894	2,930,175
6.375%, 7/15/19		460	511,750

			3,441,925

Russia – 0.3%
Russian Foreign Bond – Eurobond 7.50%, 3/31/30(a)		3,326	3,849,637

Total Governments – Sovereign Bonds (cost $6,990,087)			7,291,562

SUPRANATIONALS – 0.4%
European Investment Bank 4.875%, 2/15/36		1,970	1,982,724
International Bank for Reconstruction & Development 9.25%, 7/15/17		2,340	3,163,083

Total Supranationals (cost $4,950,069)			5,145,807

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
United States – 0.3%
California State 7.625%, 3/01/40 (cost $3,379,249)		3,310	3,599,658

	Shares
SHORT-TERM INVESTMENTS – 4.0%
Investment Companies – 4.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.17%(e) (cost $56,955,913)		56,955,913	56,955,913

Total Investments – 101.9% (cost $1,400,632,610)			1,432,520,619
Other assets less liabilities – (1.9)%			(27,385,589)

Net Assets – 100.0%			$1,405,135,030

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	101

Intermediate Duration Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
HSBC Bank USA:
Mexican Nuevo Peso settling 4/11/11	166,993	$13,828,489	$13,748,509	$79,980

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$76,380	11/17/13	1.026%	3 Month LIBOR	$317,550

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2011, the aggregate market value of these securities amounted to $113,349,468 or 8.1% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at February 28, 2011.

(c)	Variable rate coupon, rate shown as of February 28, 2011.

(d)	Illiquid security.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The market value of the collateral amounted to $17,718,439.
Currency Abbreviations:

MXN – Mexican Nuevo Peso

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
CMOs	– Collateralized Mortgage Obligations
FHLMC	– Federal Home Loan Mortgage Corporation
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust
TBA	– To Be Announced

See notes to financial statements.

102	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

BOND INFLATION PROTECTION PORTFOLIO

Portfolio of Investments

February 28, 2011 (unaudited)

	Principal Amount (000)		U.S. $ Value

INFLATION - LINKED SECURITIES – 100.2%
United States – 100.2%
U.S. Treasury Inflation Index 0.50%, 4/15/15 (TIPS)	U.S.$	17,344	$17,990,485
1.25%, 7/15/20 (TIPS)		36,841	37,932,306
1.375%, 1/15/20 (TIPS)		39,891	41,723,889
1.625%, 1/15/15-1/15/18 (TIPS)(a)		154,518	167,147,822
1.875%, 7/15/13-7/15/19 (TIPS)		97,248	105,193,238
1.875%, 7/15/15 (TIPS)(a)		43,284	47,599,429
2.00%, 7/15/14 (TIPS)(a)		72,645	79,597,888
2.00%, 1/15/16-1/15/26 (TIPS)		30,725	33,347,894
2.125%, 1/15/19 (TIPS)(a)		25,403	28,315,982
2.375%, 1/15/17-1/15/25 (TIPS)(a)		70,870	79,772,247
3.00%, 7/15/12 (TIPS)(a)		44,948	48,063,203
3.375%, 1/15/12 (TIPS)(a)		37,936	39,764,528

Total Inflation - Linked Securities (cost $677,505,634)			726,448,911

CORPORATES - INVESTMENT GRADES – 21.2%
Industrial – 9.8%
Basic – 1.6%
Alcoa, Inc. 5.375%, 1/15/13		1,580	1,684,901
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		980	997,678
ArcelorMittal 6.125%, 6/01/18		1,570	1,688,533
Dow Chemical Co. (The) 8.55%, 5/15/19		1,370	1,737,115
International Paper Co. 9.375%, 5/15/19		1,315	1,715,569
Lubrizol Corp. 8.875%, 2/01/19		1,370	1,718,291
Xstrata Canada Financial Corp. 5.875%, 5/27/11	EUR	1,215	1,693,171

			11,235,258

Capital Goods – 0.5%
CRH Finance BV 7.375%, 5/28/14		1,100	1,675,902
Republic Services, Inc. 5.25%, 11/15/21	U.S.$	1,675	1,764,048

			3,439,950

Communications – Media – 1.6%
CBS Corp. 5.75%, 4/15/20		1,290	1,371,718

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	103

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Comcast Corp. 5.15%, 3/01/20	U.S.$	1,295	$1,350,467
News America, Inc. 6.15%, 3/01/37		1,739	1,761,630
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		1,340	1,701,035
RR Donnelley & Sons Co. 4.95%, 4/01/14		1,650	1,710,603
Time Warner Cable, Inc. 7.50%, 4/01/14		1,435	1,657,129
WPP Finance UK 5.875%, 6/15/14		1,565	1,709,017

			11,261,599

Communications - Telecommunications – 1.5%
American Tower Corp. 5.05%, 9/01/20		1,355	1,331,957
Deutsche Telekom International Finance BV 7.125%, 9/26/12	GBP	1,000	1,745,703
Embarq Corp. 7.082%, 6/01/16	U.S.$	1,510	1,718,437
Koninklijke KPN NV 5.00%, 11/13/12	EUR	1,185	1,708,128
Qwest Corp. 7.50%, 10/01/14	U.S.$	1,500	1,717,500
Telecom Italia Capital SA 6.375%, 11/15/33		1,165	1,076,444
United States Cellular Corp. 6.70%, 12/15/33		1,715	1,671,810

			10,969,979

Consumer Cyclical - Automotive – 0.4%
Daimler Finance North America LLC 7.30%, 1/15/12		1,275	1,346,039
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)		1,640	1,744,822

			3,090,861

Consumer Cyclical - Entertainment – 0.2%
Viacom, Inc. 6.25%, 4/30/16		1,495	1,715,061

Consumer Cyclical - Other – 0.2%
Carnival PLC 4.25%, 11/27/13	EUR	1,225	1,734,870

104	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Consumer Cyclical - Retailers – 0.2%
Nordstrom, Inc. 6.25%, 1/15/18	U.S.$	1,515	$1,732,672

Consumer Non-Cyclical – 1.0%
Altria Group, Inc. 9.25%, 8/06/19		1,365	1,772,954
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,610	1,651,672
Delhaize Group SA 5.875%, 2/01/14		1,515	1,660,785
Reynolds American, Inc. 7.625%, 6/01/16		1,480	1,758,583

			6,843,994

Energy – 1.7%
Anadarko Petroleum Corp. 5.95%, 9/15/16		1,500	1,644,977
Hess Corp. 8.125%, 2/15/19		1,355	1,701,755
Marathon Petroleum Corp. 3.50%, 3/01/16(b)		230	231,125
5.125%, 3/01/21(b)		390	395,594
Nabors Industries, Inc. 9.25%, 1/15/19		1,330	1,668,510
Noble Energy, Inc. 8.25%, 3/01/19		1,370	1,726,478
Valero Energy Corp. 6.875%, 4/15/12		1,525	1,617,317
Weatherford International Ltd. 5.15%, 3/15/13		1,560	1,648,099
Williams Cos., Inc. (The) 7.875%, 9/01/21		1,410	1,762,334

			12,396,189

Technology – 0.5%
Agilent Technologies, Inc. 5.00%, 7/15/20		249	252,895
Motorola, Inc. 7.50%, 5/15/25		1,540	1,727,942
Xerox Corp. 8.25%, 5/15/14		1,425	1,667,528

			3,648,365

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.75%, 12/15/16		1,615	1,742,388

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	105

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Transportation - Services – 0.2%
Ryder System, Inc. 3.15%, 3/02/15	U.S.$	909	$918,539
5.85%, 11/01/16		630	696,911

			1,615,450

			71,426,636

Financial Institutions – 8.3%
Banking – 3.9%
American Express Co. 7.25%, 5/20/14		1,490	1,703,977
Bank of America Corp. 5.625%, 7/01/20		1,710	1,778,752
Bank of Scotland PLC 5.625%, 5/23/13	EUR	1,190	1,704,338
Barclays Bank PLC 5.45%, 9/12/12	U.S.$	1,535	1,631,928
BBVA Senior Finance SAU Series G 3.625%, 5/14/12	EUR	1,200	1,667,194
Capital One Financial Corp. 7.375%, 5/23/14	U.S.$	1,445	1,665,286
Citigroup, Inc. 5.50%, 4/11/13		1,565	1,677,680
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		1,565	1,677,973
HSBC BANK PLC 01/14 FLT 1.103%, 1/17/14(b)(c)		1,725	1,722,551
JPMorgan Chase & Co. 4.40%, 7/22/20		1,745	1,703,752
M&I Marshall & Ilsley Bank 5.00%, 1/17/17		1,770	1,844,713
Macquarie Group Ltd. 7.625%, 8/13/19(b)		1,470	1,650,810
Morgan Stanley 5.50%, 7/24/20		1,670	1,687,446
National Australia Bank Ltd. 3.75%, 3/02/15(b)		1,050	1,087,635
Royal Bank of Scotland PLC (The) 3.25%, 1/11/14		1,715	1,732,987
Santander International Debt SA 5.125%, 4/11/11	EUR	1,200	1,660,845
UBS AG/Stamford CT 5.875%, 7/15/16	U.S.$	1,610	1,731,885

			28,329,752

Brokerage – 0.3%
Jefferies Group, Inc. 6.875%, 4/15/21		1,639	1,758,173

106	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Finance – 0.2%
SLM Corp. Series A 5.375%, 1/15/13	U.S.$	1,670	$1,734,071

Insurance – 3.7%
Aetna, Inc. 6.75%, 12/15/37		1,550	1,768,733
Allstate Corp. (The) 6.125%, 5/15/37		1,725	1,759,500
CIGNA Corp. 5.125%, 6/15/20		583	610,783
Genworth Financial, Inc. 6.515%, 5/22/18		1,675	1,683,050
Hartford Financial Services Group, Inc. 6.10%, 10/01/41		1,850	1,807,321
Humana, Inc. 7.20%, 6/15/18		1,520	1,732,267
Lincoln National Corp. 8.75%, 7/01/19		1,350	1,700,699
Markel Corp. 7.125%, 9/30/19		543	616,398
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14		1,585	1,693,468
Metropolitan Life Global Funding I 5.125%, 4/10/13(b)		1,545	1,654,338
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		1,410	1,680,864
Principal Financial Group, Inc. 7.875%, 5/15/14		1,445	1,672,596
Prudential Financial, Inc. Series D 7.375%, 6/15/19		1,425	1,694,185
Swiss Re Capital I LP 6.854%, 5/25/16(b)		1,815	1,796,850
UnitedHealth Group, Inc. 5.25%, 3/15/11		1,600	1,602,422
WellPoint, Inc. 4.35%, 8/15/20		685	683,934
7.00%, 2/15/19		890	1,058,181
XL Group PLC 5.25%, 9/15/14		1,590	1,678,647

			26,894,236

REITS – 0.2%
HCP, Inc. 5.375%, 2/01/21		1,167	1,192,820

			59,909,052

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	107

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Utility – 2.3%
Electric – 1.1%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(b)	U.S.$	1,355	$1,395,330
Constellation Energy Group, Inc. 5.15%, 12/01/20		1,355	1,358,598
Nisource Finance Corp. 6.15%, 3/01/13		1,530	1,658,870
Ohio Power Co. Series F 5.50%, 2/15/13		350	374,785
PPL Energy Supply LLC 6.50%, 5/01/18		1,550	1,716,475
Teco Finance, Inc. 4.00%, 3/15/16		1,680	1,707,878

			8,211,936

Natural Gas – 1.2%
DCP Midstream LLC 9.75%, 3/15/19(b)		1,290	1,670,016
Enterprise Products Operating LLC Series G 5.60%, 10/15/14		1,525	1,690,996
EQT Corp. 8.125%, 6/01/19		1,385	1,642,003
Spectra Energy Capital LLC 8.00%, 10/01/19		1,395	1,687,261
Williams Partners LP 3.80%, 2/15/15		1,660	1,722,529

			8,412,805

			16,624,741

Non Corporate Sectors – 0.8%
Agencies - Not Government Guaranteed – 0.8%
Gazprom Via Gaz Capital SA 6.212%, 11/22/16(b)		2,760	2,925,600
Petrobras International Finance Co. – Pifco 5.75%, 1/20/20		2,805	2,910,603

			5,836,203

Total Corporates - Investment Grades (cost $150,521,947)			153,796,632

GOVERNMENTS - SOVEREIGN AGENCIES – 7.2%
Australia – 0.4%
Suncorp-Metway Ltd. 1.803%, 7/16/12(b)(c)		2,600	2,648,503

108	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Netherlands – 1.9%
NIBC Bank NV 3.125%, 2/17/12	EUR	5,050	$7,069,083
SNS Bank NV 2.875%, 1/30/12		5,090	7,113,865

			14,182,948

United Kingdom – 1.3%
Lloyds TSB Bank PLC 2.75%, 3/16/12	GBP	1,465	2,418,366
Skipton Building Society 2.00%, 4/05/12		1,485	2,433,145
West Bromwich Building Society 2.00%, 4/05/12		1,490	2,447,662
Yorkshire Building Society 2.00%, 3/30/12		1,490	2,438,831

			9,738,004

United States – 3.6%
Goldman Sachs Group, Inc. (The) – FDIC Insured 3.50%, 12/08/11	EUR	18,510	25,948,979

Total Governments - Sovereign Agencies (cost $49,557,857)			52,518,434

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.8%
Non-Agency Fixed Rate CMBS – 5.4%
Banc of America Commercial Mortgage, Inc. Series 2007-4, Class A4 5.742%, 2/10/51	U.S.$	3,275	3,571,094
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class A4 5.70%, 6/13/50		1,390	1,501,871
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.099%, 12/10/49		3,445	3,784,775
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,350	3,542,337
Series 2007-C9, Class A4 5.815%, 12/10/49		4,250	4,643,243

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	109

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39	U.S.$	3,455	$3,690,988
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		3,925	4,293,890
Series 2007-C1, Class A4 5.716%, 2/15/51		3,375	3,568,424
LB-UBS Commercial Mortgage Trust Series 2006-C4, Class A4
5.883%, 6/15/38		3,220	3,547,307
Series 2007-C1, Class A4 5.424%, 2/15/40		3,335	3,578,275
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		3,265	3,477,058

			39,199,262

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19		3,258	3,199,042

Total Commercial Mortgage-Backed Securities (cost $39,952,969)			42,398,304

SUPRANATIONALS – 1.9%
European Bank for Reconstruction & Development Series G 9.25%, 9/10/12	BRL	5,675	3,407,797
European Investment Bank 0.603%, 3/05/12(c)	U.S.$	3,500	3,512,299
Inter-American Development Bank 0.502%, 3/16/11(c)		6,610	6,610,601

Total Supranationals (cost $13,280,548)			13,530,697

ASSET - BACKED SECURITIES – 1.2%
Credit Cards - Floating Rate – 0.5%
American Express Credit Account Master Trust Series 2007-8, Class A 0.566%, 5/15/15(c)		3,676	3,680,816

110	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Autos - Fixed Rate – 0.5%
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14	U.S.$	3,120	$3,229,209

Other ABS - Fixed Rate – 0.2%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		1,467	1,462,804

Total Asset-Backed Securities (cost $8,347,731)			8,372,829

GOVERNMENTS - TREASURIES – 0.9%
Mexico – 0.9%
Mexican Bonos Series M 10 7.25%, 12/15/16 (cost $6,815,346)	MXN	80,365	6,835,916

CORPORATES - NON-INVESTMENT GRADES – 0.8%
Industrial – 0.8%
Basic – 0.1%
United States Steel Corp. 6.65%, 6/01/37	U.S.$	815	$723,313

Capital Goods – 0.1%
Case New Holland, Inc. 7.875%, 12/01/17(b)		618	690,615

Communications - Media – 0.2%
Ziggo Bond Co. BV 8.00%, 5/15/18(b)	EUR	760	1,124,797

Consumer Non-Cyclical – 0.3%
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(b)	U.S.$	715	691,763
Universal Health Services, Inc. 7.125%, 6/30/16		1,485	1,618,905

			2,310,668

Energy – 0.1%
Chesapeake Energy Corp. 6.125%, 2/15/21		707	721,140

Total Corporates - Non-Investment Grades (cost $5,438,308)			5,570,533

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	111

Bond Inflation Protection Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

QUASI - SOVEREIGNS – 0.7%
Quasi - Sovereign Bonds – 0.7%
Russia – 0.7%
RSHB Capital SA for OJSC Russian Agricultural Bank 7.75%, 5/29/18(b) (cost $4,943,244)	U.S.$	4,365	$4,794,952

GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Poland – 0.1%
Poland Government International Bond 3.875%, 7/16/15 (cost $774,956)		777	786,713

EMERGING MARKETS - CORPORATE BONDS – 0.1%
Industrial – 0.1%
Energy – 0.1%
Ecopetrol SA 7.625%, 7/23/19 (cost $659,240)		590	682,925

	Shares
SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.17%(d) (cost $1,321,471)		1,321,471	1,321,471

Total Investments – 140.3% (cost $959,119,251)			1,017,058,317
Other assets less liabilities – (40.3)%			(292,101,340)

Net Assets – 100.0%			$724,956,977

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
German Euro Bobl Futures	62	March 2011	$10,177,963	$10,025,556	$(152,407)

112	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2011	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Japan Government Bonds 10 Yr Futures	8	March 2011	$13,675,383	$13,646,109	$29,274
U.S. T-Note 5 Yr Futures	643	June 2011	75,089,077	75,190,812	(101,735)
U.S. T-Note 10 Yr Futures	41	June 2011	4,865,532	4,880,922	(15,390)

					$(240,258)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Barclays Bank PLC Wholesale:
Norwegian Krone settling 4/15/11	21,203	$3,702,554	$3,777,351	$74,797
BNP Paribas SA:
Euro settling 3/07/11	146	199,658	201,926	2,268
Citibank N.A.:
Brazilian Real settling 3/02/11	5,928	3,568,937	3,562,931	(6,006)
Credit Suisse London Branch (GFX):
Norwegian Krone settling 4/15/11	20,320	3,466,394	3,620,067	153,673
South Korean Won settling 4/18/11	10,025,843	8,881,073	8,859,734	(21,339)
Goldman Sachs International:
Brazilian Real settling 3/02/11	5,928	3,568,507	3,562,931	(5,576)
HSBC Bank USA:
Euro settling 3/07/11	158	215,869	217,760	1,891
Morgan Stanley and Co. Inc:
Swedish Krona settling 4/15/11	25,171	3,877,827	3,965,732	87,905
Standard Chartered Bank:
Indonesian Rupiah settling 3/25/11(1)	32,447,175	3,532,627	3,674,999	142,372
State Street Bank and Trust Co.:
Great British Pound settling 4/04/11	392	636,363	637,669	1,306
New Zealand Dollar settling 4/08/11	4,692	3,507,809	3,520,816	13,007

Sale Contracts:
Barclays Bank PLC Wholesale:
Japanese Yen settling 3/24/11	883,095	10,612,088	10,796,559	(184,471)
Citibank N.A.:
Brazilian Real settling 3/02/11	5,928	3,568,507	3,562,931	5,576

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	113

Bond Inflation Protection Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2011	Unrealized Appreciation/ (Depreciation)
Brazilian Real settling 4/04/11	5,928	$3,546,518	$3,543,126	$3,392
Credit Suisse London Branch (GFX):
Canadian Dollar settling 3/25/11	6,803	6,849,738	6,998,975	(149,237)
Goldman Sachs International:
Brazilian Real settling 3/02/11	5,928	3,520,402	3,562,931	(42,529)
Royal Bank of Scotland PLC:
Great British Pound settling 4/04/11	7,592	12,102,490	12,337,933	(235,443)
Mexican Nuevo Peso settling 4/11/11	39,868	3,281,349	3,282,330	(981)
UBS AG:
Euro settling 3/07/11	5,253	7,195,514	7,247,827	(52,313)
Euro settling 3/07/11	43,101	57,623,450	59,473,495	(1,850,045)

(1)	Contract represents non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$50,940	11/17/13	1.059%	3 Month LIBOR	$162,187

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES (see Note C)

Swap Counterparty & Index	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at February 28, 2011	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America: CDX –NAHYS14V1– 5 Year Index, 6/20/15*	5.00%	3.52%	$19,880	$1,295,602	$103,454	$1,192,148
Bank of America: CDX – NAIGS14V1 – 5 Year Index, 6/20/15*	1.00	0.74	52,860	677,413	295,550	381,863

*	Termination date

114	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at February 28, 2011
Bank of America	0.17%	3/04/11	$24,920,044
Bank of America	0.18%	12/30/11	37,138,093
Barclays Bank	0.17%	3/04/11	2,956,404
Barclays Bank	0.17%	3/08/11	88,839,812
Barclays Bank	0.17%	3/18/11	87,363,788
Barclays Bank	0.19%	3/08/11	21,526,704
Barclays Bank	0.23%	12/30/11	2,445,843
Barclays Bank	0.24%	12/30/11	24,789,810

			$289,980,498

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $296,752,473.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2011, the aggregate market value of these securities amounted to $27,906,165 or 3.8% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at February 28, 2011.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL	– Brazilian Real
EUR	– Euro
GBP	– Great British Pound
MXN	– Mexican Nuevo Peso

Glossary:

ABS	– Asset-Backed Securities
CMBS	– Commercial Mortgage-Backed Securities
FDIC	– Federal Deposit Insurance Corporation
FHLMC	– Federal Home Loan Mortgage Corporation
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust
TBA	– To Be Announced
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	115

Bond Inflation Protection Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2011 (unaudited)

	Principal Amount (000)		U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 75.2%
Industrial – 59.9%
Basic – 6.9%
AK Steel Corp. 7.625%, 5/15/20	U.S.$	1,043	$1,063,860
Aleris International, Inc. 7.625%, 2/15/18(a)		1,100	1,119,250
Algoma Acquisition Corp. 9.875%, 6/15/15(a)		1,050	956,812
Appleton Papers, Inc. 10.50%, 6/15/15(a)		435	450,225
Arch Western Finance LLC 6.75%, 7/01/13		696	702,960
Basell Finance Co. BV 8.10%, 3/15/27(a)		569	642,970
Boise Paper Holdings LLC / Boise Finance Co. 9.00%, 11/01/17		267	297,705
Celanese US Holdings LLC 6.625%, 10/15/18(a)		172	179,740
Consol Energy, Inc. 8.25%, 4/01/20(a)		525	578,813
Domtar Corp. Series GLOB 7.125%, 8/15/15		626	688,600
Drummond Co., Inc. 7.375%, 2/15/16		530	548,550
Evraz Group SA 8.25%, 11/10/15(a)		394	429,460
8.875%, 4/24/13(a)		200	217,750
9.50%, 4/24/18(a)		720	826,200
FMG Resources August 2006 Pty Ltd. 7.00%, 11/01/15(a)		425	440,938
Georgia-Pacific LLC 7.125%, 1/15/17(a)		595	632,188
8.25%, 5/01/16(a)		375	422,813
Graphic Packaging International, Inc. 7.875%, 10/01/18		500	537,500
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC 4.813%, 11/15/14(b)		279	269,584
Huntsman International LLC 5.50%, 6/30/16		400	395,000
8.625%, 3/15/21(a)		241	267,510
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		1,725	1,742,250
Kerling PLC 10.625%, 2/01/17(a)	EUR	885	1,386,125

116	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

KRATON Polymers LLC/KRATON Polymers Capital Corp. 6.75%, 3/01/19(a)	U.S.$	101	$103,020
Lecta SA 5.093%, 2/15/14(a)(b)	EUR	484	649,529
Lyondell Chemical Co. 11.00%, 5/01/18	U.S.$	715	820,462
MacDermid, Inc. 9.50%, 4/15/17(a)		675	718,875
Nalco Co. 6.625%, 1/15/19(a)		291	300,821
NewMarket Corp. 7.125%, 12/15/16		615	641,137
NewPage Corp. 10.00%, 5/01/12		397	262,020
11.375%, 12/31/14		750	748,125
Norske Skogindustrier ASA 6.125%, 10/15/15(a)		661	588,290
Nova Chemicals Corp. 8.625%, 11/01/19		501	553,605
Novelis, Inc. 8.75%, 12/15/20(a)		1,976	2,178,540
Omnova Solutions, Inc. 7.875%, 11/01/18(a)		809	830,236
Peabody Energy Corp. 7.375%, 11/01/16		545	615,850
Polymer Group, Inc. 7.75%, 2/01/19(a)		1,300	1,353,625
Polypore International, Inc. 7.50%, 11/15/17(a)		380	393,300
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(a)		501	534,818
Rhodia SA 3.748%, 10/15/13(a)(b)	EUR	419	575,962
6.875%, 9/15/20(a)	U.S.$	406	415,643
Severstal OAO Via Steel Capital SA 9.25%, 4/19/14(a)		1,438	1,621,345
Solutia, Inc. 7.875%, 3/15/20		268	294,800
Steel Dynamics, Inc. 7.75%, 4/15/16		2,230	2,369,375
TPC Group LLC 8.25%, 10/01/17(a)		747	794,621
United States Steel Corp. 7.00%, 2/01/18		825	860,062
7.375%, 4/01/20		370	391,275
Vedanta Resources PLC 8.75%, 1/15/14(a)		1,400	1,491,000

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	117

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Verso Paper Holdings LLC / Verso Paper, Inc. 8.75%, 2/01/19(a)	U.S.$	360	$376,200
Series B 11.375%, 8/01/16		900	956,250
Weyerhaeuser Co. 7.375%, 3/15/32		685	744,849

			36,980,438

Capital Goods – 5.1%
Alliant Techsystems, Inc. 6.875%, 9/15/20		320	330,800
Ardagh Packaging Finance PLC 7.375%, 10/15/17(a)		320	340,800
BE Aerospace, Inc. 6.875%, 10/01/20		333	347,153
Berry Plastics Corp. 9.75%, 1/15/21(a)		1,300	1,303,250
Bombardier, Inc. 7.50%, 3/15/18(a)		624	670,800
Building Materials Corp. of America 7.00%, 2/15/20(a)		689	726,034
7.50%, 3/15/20(a)		499	520,831
CNH America LLC 7.25%, 1/15/16		935	1,021,487
CPI International Acquisition, Inc. 8.00%, 2/15/18(a)		529	532,968
Grohe Holding GMBH 8.625%, 10/01/14(a)	EUR	834	1,186,843
Manitowoc Co., Inc. (The) 8.50%, 11/01/20	U.S.$	700	761,250
Masco Corp. 6.125%, 10/03/16		160	163,724
7.125%, 3/15/20		1,500	1,562,208
Mohawk Industries, Inc. 6.875%, 1/15/16		1,377	1,476,832
Nordenia Holdings AG 9.75%, 7/15/17(a)	EUR	517	796,906
Owens-Brockway Glass Container, Inc. 6.75%, 12/01/14	U.S.$	1,780	1,822,275
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)		1,180	1,233,100
Ply Gem Industries, Inc. 8.25%, 2/15/18(a)		1,100	1,126,125
Pregis Corp. 5.998%, 4/15/13(b)	EUR	500	669,276
RBS Global, Inc. / Rexnord LLC 11.75%, 8/01/16	U.S.$	365	395,113

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High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 7.125%, 4/15/19(a)	U.S.$	712	$729,800
7.75%, 10/15/16(a)		118	125,670
8.25%, 2/15/21(a)		1,850	1,854,625
9.00%, 4/15/19(a)		638	665,115
RSC Equipment Rental Inc/RSC Holdings III LLC 8.25%, 2/01/21(a)		750	793,125
10.25%, 11/15/19		500	570,000
Smurfit Kappa Acquisitions 7.75%, 11/15/19(a)	EUR	1,000	1,476,546
Terex Corp. 8.00%, 11/15/17	U.S.$	536	561,460
TransDigm, Inc. 7.75%, 12/15/18(a)		1,200	1,293,000
United Rentals North America, Inc. 8.375%, 9/15/20		825	873,469
USG Corp. 6.30%, 11/15/16		1,115	1,056,462

			26,987,047

Communications - Media – 7.7%
Allbritton Communications Co. 8.00%, 5/15/18		1,410	1,476,975
Cablevision Systems Corp. 8.00%, 4/15/20		1,750	1,907,500
CCH II LLC / CCH II Capital Corp. 13.50%, 11/30/16		1,000	1,211,250
CCO Holdings LLC / CCO Holdings Capital Corp. 7.00%, 1/15/19		1,625	1,653,438
7.00%, 1/15/19(a)		625	634,375
7.875%, 4/30/18		664	708,820
8.125%, 4/30/20		219	236,246
Cengage Learning Acquisitions, Inc. 10.50%, 1/15/15(a)		850	881,875
Central European Media Enterprises Ltd. 11.625%, 9/15/16(a)	EUR	650	946,301
Cequel Communications Holdings I LLC and Cequel Capital Corp. 8.625%, 11/15/17(a)	U.S.$	1,015	1,073,363
CET 21 spol sro 9.00%, 11/01/17(a)	EUR	66	97,907
Charter Communications Operating LLC / Charter Communications Operating Capital 8.00%, 4/30/12(a)	U.S.$	800	842,000

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	119

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Citadel Broadcasting Corp. 7.75%, 12/15/18(a)	U.S.$	220	$235,950
Clear Channel Communications, Inc. 5.75%, 1/15/13		391	383,180
10.75%, 8/01/16		1,635	1,594,125
Clear Channel Worldwide Holdings, Inc. 9.25%, 12/15/17		35	38,850
Series B 9.25%, 12/15/17		1,440	1,602,000
Columbus International, Inc. 11.50%, 11/20/14(a)		1,128	1,291,560
CSC Holdings LLC 6.75%, 4/15/12		73	76,011
7.625%, 7/15/18		535	588,500
7.875%, 2/15/18		640	713,600
Dex One Corp. 12.00%, 1/29/17(c)		338	233,398
DISH DBS Corp. 6.625%, 10/01/14		970	1,028,200
7.125%, 2/01/16		650	693,875
Intelsat Jackson Holdings SA 7.25%, 10/15/20(a)		1,100	1,130,250
11.25%, 6/15/16		612	654,840
Intelsat Luxembourg SA 11.25%, 2/04/17		1,725	1,908,281
11.50%, 2/04/17(c)		873	969,182
Lamar Media Corp. 6.625%, 8/15/15		1,440	1,476,000
Liberty Media LLC 5.70%, 5/15/13		545	568,163
LIN Television Corp. 6.50%, 5/15/13		725	728,625
Local TV Finance LLC 9.25%, 6/15/15(a)(c)		525	509,250
New York Times Co. (The) 6.625%, 12/15/16(a)		500	508,750
Nielsen Finance LLC / Nielsen Finance Co. 7.75%, 10/15/18(a)		360	389,250
Quebecor Media, Inc. 7.75%, 3/15/16		2,455	2,553,200
Rainbow National Services LLC 8.75%, 9/01/12(a)		1,224	1,228,590
10.375%, 9/01/14(a)		473	492,511
Sinclair Television Group, Inc. 8.375%, 10/15/18(a)		600	634,500
9.25%, 11/01/17(a)		160	180,800

120	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Univision Communications, Inc. 8.50%, 5/15/21(a)	U.S.$	470	$489,975
9.75%, 3/15/15(a)(c)		406	426,123
12.00%, 7/01/14(a)		650	708,500
UPCB Finance III Ltd. 6.625%, 7/01/20(a)		385	383,556
Valassis Communications, Inc. 6.625%, 2/01/21(a)		500	493,750
WMG Holdings Corp. 9.50%, 12/15/14		2,096	2,111,720
XM Satellite Radio, Inc. 7.625%, 11/01/18(a)		975	1,033,500
Ziggo Bond Co. BV 8.00%, 5/15/18(a)	EUR	800	1,183,997

			40,912,612

Communications - Telecommunications – 4.9%
Cincinnati Bell, Inc. 8.75%, 3/15/18	U.S.$	750	719,063
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/01/15(a)		1,200	1,308,000
Cricket Communications, Inc. 7.75%, 5/15/16-10/15/20		1,060	1,094,950
Crown Castle International Corp. 7.125%, 11/01/19		1,000	1,063,750
Digicel Group Ltd. 10.50%, 4/15/18(a)		1,083	1,234,620
Fairpoint Communications, Inc. Series 1 13.125%, 4/02/18(d)		1,966	9,830
Frontier Communications Corp. 6.25%, 1/15/13		851	903,124
9.00%, 8/15/31		545	573,613
Level 3 Financing, Inc. 8.75%, 2/15/17		685	673,013
9.25%, 11/01/14		1,200	1,239,000
MetroPCS Wireless, Inc. 7.875%, 9/01/18		1,950	2,059,687
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)		1,558	1,635,900
PAETEC Holdings Corp. 9.875%, 12/01/18(a)		1,045	1,125,987
Qwest Communications International, Inc. 7.50%, 2/15/14		350	355,250
Sprint Capital Corp. 6.875%, 11/15/28		1,315	1,185,144
8.75%, 3/15/32		1,180	1,227,200

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	121

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Sprint Nextel Corp. 6.00%, 12/01/16	U.S.$	1,000	$997,500
Sunrise Communications Holdings SA 8.50%, 12/31/18(a)	EUR	350	524,036
tw telecom holdings, Inc 8.00%, 3/01/18	U.S.$	1,039	1,114,327
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 8.375%, 4/30/13(a)		1,560	1,688,700
Wind Acquisition Finance SA 7.25%, 2/15/18(a)		2,600	2,704,000
Windstream Corp. 7.875%, 11/01/17		675	733,219
8.125%, 9/01/18		900	963,000
8.625%, 8/01/16		1,070	1,131,525

			26,264,438

Consumer Cyclical - Automotive – 3.6%
Affinia Group, Inc. 9.00%, 11/30/14(a)		305	311,100
9.00%, 11/30/14		545	555,900
Allison Transmission, Inc. 11.00%, 11/01/15(a)		560	609,000
ArvinMeritor, Inc. 8.125%, 9/15/15		500	536,250
Cooper-Standard Automotive, Inc. 8.50%, 5/01/18		625	675,000
Dana Holding Corp. 6.50%, 2/15/19		140	141,400
6.75%, 2/15/21		111	112,388
Exide Technologies 8.625%, 2/01/18(a)		268	285,755
Ford Motor Co. 7.45%, 7/16/31		1,000	1,088,447
Ford Motor Credit Co. LLC 3.053%, 1/13/12(b)		2,785	2,813,379
7.00%, 10/01/13		2,734	2,969,047
8.00%, 12/15/16		2,665	3,018,550
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		1,464	1,573,800
8.75%, 8/15/20		857	944,842
Keystone Automotive Operations, Inc. 9.75%, 11/01/13(e)		1,436	574,400
Lear Corp. 7.875%, 3/15/18		150	165,375
8.125%, 3/15/20		250	280,000

122	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Navistar International Corp. 8.25%, 11/01/21	U.S.$	1,010	$1,118,575
Tenneco, Inc. 6.875%, 12/15/20(a)		330	342,375
Tower Automotive Holdings USA LLC / TA Holdings Finance, Inc. 10.625%, 9/01/17(a)		746	835,520
Uncle Acquisition 2010 Corp. 8.625%, 2/15/19(a)		402	428,130

			19,379,233

Consumer Cyclical - Entertainment – 0.8%
AMC Entertainment Holdings, Inc. 9.75%, 12/01/20(a)		425	455,812
ClubCorp Club Operations, Inc. 10.00%, 12/01/18(a)		775	783,719
Greektown Holdings LLC 10.75%, 12/01/13(d) (e)		525	0
NAI Entertainment Holdings LLC 8.25%, 12/15/17(a)		930	999,750
Pinnacle Entertainment, Inc. 7.50%, 6/15/15		600	609,000
8.75%, 5/15/20		625	666,406
Regal Entertainment Group 9.125%, 8/15/18		770	823,900

			4,338,587

Consumer Cyclical - Other – 6.1%
Beazer Homes USA, Inc. 12.00%, 10/15/17		425	494,063
Boyd Gaming Corp. 7.125%, 2/01/16		900	861,750
9.125%, 12/01/18(a)		525	551,250
Broder Brothers Co. 12.00%, 10/15/13(c)(f)		354	345,600
Caesars Entertainment Operating Co., Inc 10.00%, 12/15/18		1,700	1,598,000
10.75%, 2/01/16		1,016	1,003,300
11.25%, 6/01/17		1,100	1,248,500
Chukchansi Economic Development Authority 8.00%, 11/15/13(a)		540	405,000
CityCenter Holdings LLC / CityCenter Finance Corp. 7.625%, 1/15/16(a)		1,111	1,158,217

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	123

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

DR Horton, Inc. 6.50%, 4/15/16	U.S.$	1,180	$1,233,100
Host Hotels & Resorts LP 6.875%, 11/01/14		385	398,475
Series Q 6.75%, 6/01/16		935	970,062
Isle of Capri Casinos, Inc. 7.00%, 3/01/14		620	614,575
K Hovnanian Enterprises, Inc. 6.25%, 1/15/16		655	520,725
10.625%, 10/15/16		500	541,875
KB Home 6.375%, 8/15/11		125	126,875
Lennar Corp. Series B 6.50%, 4/15/16		2,500	2,493,750
Levi Strauss & Co. 8.875%, 4/01/16		742	776,318
M/I Homes, Inc. 8.625%, 11/15/18(a)		540	549,450
Marina District Finance Co., Inc. 9.50%, 10/15/15(a)		255	265,838
9.875%, 8/15/18(a)		745	776,663
MCE Finance Ltd. 10.25%, 5/15/18		460	529,000
MGM Resorts International 6.625%, 7/15/15		1,222	1,160,900
7.625%, 1/15/17		1,610	1,543,587
NCL Corp. Ltd. 9.50%, 11/15/18(a)		800	866,000
11.75%, 11/15/16		500	590,625
Quiksilver, Inc. 6.875%, 4/15/15		650	645,125
Realogy Corp. Class A 11.00%, 4/15/18(a)		570	592,800
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13		2,385	2,557,912
Seminole Indian Tribe of Florida 6.535%, 10/01/20(a)		94	92,592
7.75%, 10/01/17(a)		531	563,524
Standard Pacific Corp. 8.375%, 5/15/18(a)		500	530,000
10.75%, 9/15/16		555	652,125
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13		2,065	2,199,225
7.875%, 5/01/12		539	567,298

124	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Station Casinos, Inc. 6.625%, 3/15/18(d)	U.S.$	3,610	$361
William Lyon Homes, Inc. 10.75%, 4/01/13		847	724,185
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		1,900	2,009,250

			32,757,895

Consumer Cyclical - Restaurants – 0.5%
Burger King Corp. 9.875%, 10/15/18		640	683,200
CKE Restaurants, Inc. 11.375%, 7/15/18		750	841,875
Dunkin Finance Corp. 9.625%, 12/01/18(a)		384	388,800
Landry’s Restaurants, Inc. Series 144 11.625%, 12/01/15(a)		455	493,675

			2,407,550

Consumer Cyclical - Retailers – 2.7%
Asbury Automotive Group, Inc. 7.625%, 3/15/17		77	78,925
8.375%, 11/15/20(a)		357	374,850
AutoNation, Inc. 6.75%, 4/15/18		120	124,800
Bon-Ton Department Stores, Inc. (The) 10.25%, 3/15/14		1,195	1,226,369
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19(a)		121	122,210
Giraffe Acquisition Corp. 9.125%, 12/01/18(a)		1,100	1,127,500
JC Penney Corp., Inc. 7.40%, 4/01/37		525	504,000
Limited Brands, Inc. 5.25%, 11/01/14		328	343,170
6.90%, 7/15/17		1,645	1,764,262
Macy’s Retail Holdings, Inc. 5.75%, 7/15/14		960	1,024,800
5.90%, 12/01/16		1,495	1,595,912
Michaels Stores, Inc. 7.75%, 11/01/18(a)		500	516,250
11.375%, 11/01/16		565	617,263
Neiman Marcus Group, Inc. (The) 9.00%, 10/15/15(c)		619	648,519
Penske Automotive Group, Inc. 7.75%, 12/15/16		250	258,125

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	125

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Rite Aid Corp. 6.875%, 8/15/13	U.S.$	580	$566,950
8.00%, 8/15/20		1,000	1,081,250
9.50%, 6/15/17		445	409,400
Toys R US – Delaware, Inc. 7.375%, 9/01/16(a)		805	848,269
Toys R US, Inc. 7.375%, 10/15/18		900	902,250
YCC Holdings LLC / Yankee Finance, Inc. 10.25%, 2/15/16(a)		130	133,900

			14,268,974

Consumer Non-Cyclical – 7.0%
ACCO Brands Corp. 7.625%, 8/15/15		1,000	1,018,750
10.625%, 3/15/15		760	858,800
Alere, Inc. 8.625%, 10/01/18		800	848,000
AMGH Merger Sub, Inc. 9.25%, 11/01/18(a)		720	775,800
ARAMARK Corp. 8.50%, 2/01/15		1,710	1,786,950
Aurora Diagnostics Holdings / Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18(a)		775	800,187
Bakkavor Finance 2 PLC 8.25%, 2/15/18(a)	GBP	500	800,632
Bausch & Lomb, Inc. 9.875%, 11/01/15	U.S.$	390	422,175
Biomet, Inc. 11.625%, 10/15/17		520	586,300
BioScrip, Inc. 10.25%, 10/01/15		500	527,500
Blue Merger Sub, Inc. 7.625%, 2/15/19(a)		255	257,550
Care UK Health & Social Care PLC 9.75%, 8/01/17(a)	GBP	525	923,877
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(c)	U.S.$	1,320	1,356,645
CHS/Community Health Systems, Inc. 8.875%, 7/15/15		891	944,460
ConvaTec Healthcare E SA 10.50%, 12/15/18(a)		521	556,167
Del Monte Corp. 6.75%, 2/15/15		395	400,925
DJO Finance LLC / DJO Finance Corp. 10.875%, 11/15/14		520	570,050

126	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Dole Food Co., Inc. 8.00%, 10/01/16(a)	U.S.$	500	$533,750
Elan Finance PLC / Elan Finance Corp. 8.75%, 10/15/16(a)		500	526,250
Elizabeth Arden, Inc. 7.375%, 3/15/21(a)		445	467,250
Gentiva Health Services, Inc. 11.50%, 9/01/18		425	478,656
Giant Funding Corp. 8.25%, 2/01/18(a)		700	719,250
HCA Holdings, Inc. 7.75%, 5/15/21(a)		700	736,750
HCA, Inc. 6.375%, 1/15/15		3,348	3,456,810
6.50%, 2/15/16		1,520	1,561,800
9.625%, 11/15/16(c)		2,803	3,041,255
Healthsouth Corp. 10.75%, 6/15/16		480	513,600
IASIS Healthcare LLC / IASIS Capital Corp. 8.75%, 6/15/14		424	435,130
Jarden Corp. 7.50%, 1/15/20		280	295,400
Mylan, Inc./PA 7.625%, 7/15/17(a)		125	137,344
7.875%, 7/15/20(a)		750	838,125
NBTY, Inc. 9.00%, 10/01/18(a)		250	271,250
New Albertsons, Inc. 7.45%, 8/01/29		1,220	972,950
Picard Bondco SA 9.00%, 10/01/18(a)	EUR	575	858,933
Pilgrim’s Pride Corp. 7.875%, 12/15/18(a)	U.S.$	950	933,375
R&R Ice Cream PLC 8.375%, 11/15/17(a)	EUR	600	863,159
Select Medical Corp. 6.237%, 9/15/15(b)	U.S.$	500	485,000
7.625%, 2/01/15		1,015	1,031,494
Stater Bros Holdings, Inc. 7.375%, 11/15/18(a)		275	286,687
SUPERVALU, Inc. 8.00%, 5/01/16		1,205	1,198,975
Tenet Healthcare Corp. 8.875%, 7/01/19		900	1,023,750
Universal Hospital Services, Inc. 3.834%, 6/01/15(b)		895	859,200

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	127

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II Inc. 7.75%, 2/01/19(a)	U.S.$	600	$610,500
Visant Corp. 10.00%, 10/01/17		550	595,375
Voyager Learning Exchange 8.375%, 12/01/14(d)(e)(g)		982	1

			37,166,787

Energy – 6.0%
Antero Resources Finance Corp. 9.375%, 12/01/17		495	534,600
ATP Oil & Gas Corp. 11.875%, 5/01/15		635	647,700
Basic Energy Services, Inc. 7.75%, 2/15/19(a)		500	518,750
Bluewater Holding BV 3.303%, 7/17/14(a)(b)		600	480,000
Calfrac Holdings LP 7.50%, 12/01/20(a)		289	296,225
Chaparral Energy, Inc. 8.25%, 9/01/21(a)		300	305,250
8.875%, 2/01/17		900	949,500
Chesapeake Energy Corp. 6.50%, 8/15/17		2,350	2,520,375
6.625%, 8/15/20		500	525,000
Cie Generale de Geophysique-Veritas 7.50%, 5/15/15		167	172,845
7.75%, 5/15/17		195	206,213
Citgo Petroleum Corp. 11.50%, 7/01/17(a)		891	1,024,650
Complete Production Services, Inc. 8.00%, 12/15/16		1,325	1,401,187
Continental Resources, Inc./OK 7.125%, 4/01/21		150	159,750
Deepsea Metro I 11.00%, 12/09/15		200	204,155
Denbury Resources, Inc. 6.375%, 8/15/21		1,202	1,214,020
8.25%, 2/15/20		95	105,688
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19(a)		900	909,000
9.25%, 12/15/17(a)		800	860,000
Expro Finance Luxembourg SCA 8.50%, 12/15/16(a)		114	117,135
Forest Oil Corp. 7.25%, 6/15/19		1,915	1,982,025

128	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Hercules Offshore, Inc. 10.50%, 10/15/17(a)	U.S.$	604	$599,470
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)		1,425	1,482,000
McJunkin Red Man Corp. 9.50%, 12/15/16(a)		1,000	990,000
Newfield Exploration Co. 7.125%, 5/15/18		1,135	1,211,612
Offshore Group Investments Ltd. 11.50%, 8/01/15(a)		1,100	1,232,000
OPTI Canada, Inc. 8.25%, 12/15/14		1,588	865,460
Parker Drilling Co. 9.125%, 4/01/18		520	559,000
Petrohawk Energy Corp. 7.25%, 8/15/18(a)		500	517,500
7.25%, 8/15/18		800	828,000
PHI, Inc. 8.625%, 10/15/18		400	419,000
Pioneer Natural Resources Co. 5.875%, 7/15/16		995	1,038,512
Plains Exploration & Production Co. 7.00%, 3/15/17		847	882,998
7.75%, 6/15/15		1,089	1,143,450
Range Resources Corp. 7.50%, 5/15/16		940	982,300
SandRidge Energy, Inc. 8.75%, 1/15/20		775	837,000
Southwestern Energy Co. 7.50%, 2/01/18		1,025	1,165,938
Tesoro Corp. 6.25%, 11/01/12		680	715,700
6.50%, 6/01/17		1,460	1,503,800

			32,107,808

Other Industrial – 1.7%
Briggs & Stratton Corp. 6.875%, 12/15/20		152	160,360
Brightstar Corp. 9.50%, 12/01/16(a)		650	695,500
Exova Ltd. 10.50%, 10/15/18(a)	GBP	500	815,995
Interline Brands, Inc. 7.00%, 11/15/18	U.S.$	704	730,400
KUKA AG 8.75%, 11/15/17(a)	EUR	711	1,054,667
Liberty Tire Recycling 11.00%, 10/01/16(a)	U.S.$	1,100	1,226,500

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	129

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Mueller Water Products, Inc. 8.75%, 9/01/20	U.S.$	322	$356,615
Neenah Foundry Co. 15.00%, 7/29/15(e)		315	311,848
New Enterprise Stone & Lime Co. 11.00%, 9/01/18(a)		950	971,375
Pipe Holdings PLC 9.50%, 11/01/15(a)	GBP	439	752,911
Sensus USA, Inc. 8.625%, 12/15/13	U.S.$	655	664,825
Yioula Glassworks SA 9.00%, 12/01/15(f)	EUR	900	1,068,081

			8,809,077

Services – 1.5%
Mobile Mini, Inc. 7.875%, 12/01/20(a)	U.S.$	309	329,085
Realogy Corp. 12.375%, 4/15/15		305	308,050
Service Corp. International/US 6.75%, 4/01/16		2,000	2,125,000
ServiceMaster Co. (The) 10.75%, 7/15/15(a)(c)		835	897,625
Ticketmaster Entertainment LLC / Ticketmaster Noteco, Inc. 10.75%, 8/01/16		940	1,031,650
Travelport LLC 9.875%, 9/01/14		1,635	1,596,169
West Corp. 7.875%, 1/15/19(a)		1,750	1,795,937
8.625%, 10/01/18(a)		133	140,980

			8,224,496

Technology – 3.4%
Advanced Micro Devices, Inc. 7.75%, 8/01/20		121	126,445
8.125%, 12/15/17		202	215,130
Alcatel-Lucent USA, Inc. 6.45%, 3/15/29		1,260	1,096,200
Amkor Technology, Inc. 9.25%, 6/01/16		260	275,600
Aspect Software, Inc. 10.625%, 5/15/17(a)		500	532,500
Buccaneer Merger Sub, Inc. 9.125%, 1/15/19(a)		250	270,000
CDW LLC / CDW Finance Corp. 8.00%, 12/15/18(a)		671	721,325
11.50%, 10/12/15(c)		500	542,500

130	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Ceridian Corp. 11.25%, 11/15/15	U.S.$	450	$471,375
CommScope, Inc. 8.25%, 1/15/19(a)		1,500	1,556,250
DCP LLC/DCP Corp. 10.75%, 8/15/15(a)		680	659,600
Eastman Kodak Co. 7.25%, 11/15/13		251	242,843
First Data Corp. 9.875%, 9/24/15		831	839,310
11.25%, 3/31/16		1,100	1,061,500
Freescale Semiconductor, Inc. 8.875%, 12/15/14		1,380	1,443,825
10.125%, 12/15/16		1,200	1,296,000
Interactive Data Corp. 10.25%, 8/01/18(a)		750	840,000
Iron Mountain, Inc. 6.625%, 1/01/16		1,360	1,366,800
NXP BV / NXP Funding LLC 3.053%, 10/15/13(b)		1,000	995,000
9.50%, 10/15/15		920	982,100
Sanmina-SCI Corp. 8.125%, 3/01/16		500	515,000
Seagate Technology HDD Holdings 6.375%, 10/01/11		503	514,317
Serena Software, Inc. 10.375%, 3/15/16		875	918,750
SunGard Data Systems, Inc. 7.625%, 11/15/20(a)		800	826,000

			18,308,370

Transportation - Airlines – 0.8%
Air Canada 12.00%, 2/01/16(a)		500	538,750
AMR Corp. 9.00%, 8/01/12		1,570	1,609,250
Continental Airlines 2003-ERJ1 Pass Through Trust Series RJ03 7.875%, 7/02/18		444	445,789
Continental Airlines, Inc. 8.75%, 12/01/11		1,330	1,371,562
Delta Air Lines, Inc. 9.50%, 9/15/14(a)		391	426,190

			4,391,541

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	131

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Transportation - Railroads – 0.1%
Florida East Coast Railway Corp. 8.125%, 2/01/17(a)	U.S.$	164	$171,380
Kansas City Southern Railway 13.00%, 12/15/13		311	371,645

			543,025

Transportation - Services – 1.1%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 7.75%, 5/15/16		1,660	1,730,550
Hapag-Lloyd AG 9.75%, 10/15/17(a)		500	548,750
Hertz Corp. (The) 6.75%, 4/15/19(a)		636	648,720
7.375%, 1/15/21(a)		1,775	1,854,875
8.875%, 1/01/14		421	432,051
Swift Services Holdings, Inc. 10.00%, 11/15/18(a)		413	452,235

			5,667,181

			319,515,058

Financial Institutions – 8.9%
Banking – 2.1%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	980	1,041,310
HBOS Capital Funding LP 6.071%, 6/30/14(a)		U.S.$ 1,325	1,185,875
HT1 Funding GMBH 6.352%, 6/30/17	EUR	825	899,382
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	1,750	1,650,250
Regions Bank/Birmingham AL 6.45%, 6/26/37		600	549,780
Royal Bank of Scotland Group PLC 6.99%, 10/05/17(a)(d)		2,715	2,334,900
Swedbank AB 5.75%, 3/17/16	GBP	850	1,291,984
Telenet Finance III Luxembourg S.C.A. 6.625%, 2/15/21(a)	EUR	1,000	1,380,709
UT2 Funding PLC 5.321%, 6/30/16		634	778,651

			11,112,841

Brokerage – 0.6%
E*Trade Financial Corp. 7.375%, 9/15/13	U.S.$	995	997,487

132	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(d)	U.S.$	5,500	$1,423,125
Nuveen Investments, Inc. 10.50%, 11/15/15		900	920,250

			3,340,862

Finance – 4.2%
AGFC Capital Trust I 6.00%, 1/15/67(a)		2,245	1,347,000
Ally Financial, Inc. 6.75%, 12/01/14		760	822,458
6.875%, 9/15/11		1,935	1,978,537
8.00%, 11/01/31		1,332	1,525,140
Series 8 6.75%, 12/01/14		1,657	1,772,990
Capmark Financial Group, Inc. 5.875%, 5/10/12(d)		1,666	781,892
CIT Group, Inc. 7.00%, 5/01/13-5/01/17		6,252	6,312,207
International Lease Finance Corp. 6.375%, 3/25/13		1,715	1,787,888
iStar Financial, Inc. Series B 5.125%, 4/01/11		850	850,531
5.70%, 3/01/14		1,100	1,056,000
Residential Capital LLC 9.625%, 5/15/15		2,195	2,216,950
Springleaf Finance Corp. 6.90%, 12/15/17		1,930	1,732,175

			22,183,768

Insurance – 1.4%
Genworth Financial, Inc. 6.15%, 11/15/66		1,445	1,136,131
Hartford Financial Services Group, Inc. 8.125%, 6/15/38		1,000	1,105,000
ING Capital Funding Trust III Series 9 3.903%, 3/31/11(b)		1,294	1,241,632
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		495	495,000
MBIA Insurance Corp. 14.00%, 1/15/33(a)		2,385	1,502,550
Stoneheath RE 6.868%, 10/15/11		250	221,250
XL Group PLC Series E 6.50%, 4/15/17		2,100	1,942,500

			7,644,063

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	133

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Other Finance – 0.4%
FTI Consulting, Inc. 6.75%, 10/01/20(a)	U.S.$	500	$500,000
Icahn Enterprises LP / Icahn Enterprises Finance Corp. 8.00%, 1/15/18		750	776,250
iPayment, Inc. 9.75%, 5/15/14		675	669,094

			1,945,344

REITS – 0.2%
Developers Diversified Realty Corp. 7.875%, 9/01/20		1,000	1,170,932
Sabra Health Care LP/Sabra Capital Corp. 8.125%, 11/01/18(a)		174	183,570

			1,354,502

			47,581,380

Utility – 6.4%
Electric – 4.8%
AES Corp. (The) 7.75%, 3/01/14		1,430	1,555,125
8.00%, 10/15/17		1,240	1,345,400
Calpine Corp. 7.25%, 10/15/17(a)		2,250	2,356,875
7.875%, 1/15/23(a)		500	513,750
CMS Energy Corp. 6.25%, 2/01/20		1,000	1,051,210
Dynegy Holdings, Inc. 7.75%, 6/01/19		1,960	1,416,100
8.375%, 5/01/16		780	625,950
Dynegy Roseton / Danskammer Pass Through Trust Series B 7.67%, 11/08/16		1,222	1,188,395
Edison Mission Energy 7.00%, 5/15/17		2,090	1,698,125
7.50%, 6/15/13		360	360,450
7.75%, 6/15/16		295	264,025
Energy Future Holdings Corp. 10.25%, 1/15/20(a)		448	466,526
10.875%, 11/01/17		304	252,320
Series P 5.55%, 11/15/14		957	634,013
Series Q 6.50%, 11/15/24		3,106	1,452,055
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, 12/01/20		792	826,731

134	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

GenOn Energy, Inc. 7.875%, 6/15/17	U.S.$	840	$842,100
9.50%, 10/15/18(a)		650	680,875
9.875%, 10/15/20(a)		1,265	1,331,412
Homer City Funding LLC 8.137%, 10/01/19		77	74,161
8.734%, 10/01/26		140	128,219
Mirant Americas Generation LLC 8.50%, 10/01/21		725	764,875
NRG Energy, Inc. 7.375%, 2/01/16-1/15/17		2,955	3,093,769
8.25%, 9/01/20(a)		975	1,026,187
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		800	786,000
Texas Competitive Electric Holdings Co. LLC Series A 10.25%, 11/01/15		1,401	788,062

			25,522,710

Natural Gas – 1.6%
El Paso Corp. Series G 7.375%, 12/15/12		385	409,939
7.75%, 1/15/32		855	905,271
El Paso Pipeline Partners Operating Co. LLC 6.50%, 4/01/20		550	606,882
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,620	1,747,575
Inergy LP/Inergy Finance Corp. 6.875%, 8/01/21(a)		1,000	1,022,500
Kinder Morgan Finance Co. ULC 5.70%, 1/05/16		1,765	1,840,012
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. 6.50%, 8/15/21		1,600	1,598,000
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 6.875%, 2/01/21(a)		330	326,700

			8,456,879

			33,979,589

Total Corporates - Non-Investment Grades (cost $366,049,541)			401,076,028

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	135

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

CORPORATES - INVESTMENT GRADES – 9.0%
Financial Institutions – 5.5%
Banking – 3.5%
American Express Co. 6.80%, 9/01/66	U.S.$	900	$914,940
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(a)		1,400	882,000
Barclays Bank PLC 4.75%, 3/15/20	EUR	520	509,478
5.926%, 12/15/16(a)	U.S.$	1,300	1,199,250
BBVA International Preferred SA Unipersonal 5.919%, 4/18/17		400	324,534
Series E 8.50%, 10/21/14	EUR	750	1,060,836
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17	U.S.$	435	466,049
Capital One Financial Corp. 6.75%, 9/15/17		663	765,245
Citigroup, Inc. 5.50%, 4/11/13		400	428,800
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16		1,100	1,149,500
Countrywide Financial Corp. 6.25%, 5/15/16		1,221	1,308,085
Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11		56	56,111
Credit Agricole SA 6.637%, 5/31/17(a)		1,100	981,750
Huntington BancShares, Inc. 7.00%, 12/15/20		170	186,224
Itau Unibanco Holding SA 10.50%, 11/23/15(a)	BRL	900	562,462
Merrill Lynch & Co., Inc. 5.70%, 5/02/17	U.S.$	365	379,748
National Capital Trust II 5.486%, 3/23/15(a)		647	646,645
Societe Generale 6.999%, 12/19/17	EUR	700	934,571
UBS AG/Jersey 4.28%, 4/15/15		820	1,007,087
Unicredito Italiano Capital Trust III 4.028%, 10/27/15		1,300	1,385,815
Wachovia Bank NA 6.75%, 5/25/17	AUD	2,050	1,888,761

136	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Zions Bancorporation 7.75%, 9/23/14	U.S.$	1,480	$1,609,109

			18,647,000

Finance – 0.2%
SLM Corp. 5.125%, 8/27/12		255	264,619
8.00%, 3/25/20		525	557,156
Series A
5.00%, 10/01/13		400	413,578

			1,235,353

Insurance – 1.6%
American International Group, Inc.
6.25%, 3/15/37		1,461	1,336,815
8.175%, 5/15/58		725	795,687
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66		952	718,760
Coventry Health Care, Inc.
5.875%, 1/15/12		683	709,147
5.95%, 3/15/17		60	62,288
6.125%, 1/15/15		30	31,946
6.30%, 8/15/14		185	197,637
Crum & Forster Holdings Corp. 7.75%, 5/01/17		760	797,050
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		450	478,281
Metlife Capital Trust IV 7.875%, 12/15/37(a)		750	808,125
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		575	685,459
Suncorp Metway Insurance Ltd. Series 1 6.75%, 9/23/24	AUD	1,000	905,238
XL Capital Finance Europe PLC 6.50%, 1/15/12	U.S.$	1,000	1,045,337

			8,571,770

REITS – 0.2%
Entertainment Properties Trust 7.75%, 7/15/20(a)		842	886,205
ProLogis 6.875%, 3/15/20		72	80,153

			966,358

			29,420,481

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	137

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Industrial – 3.0%
Basic – 0.4%
Commercial Metals Co. 6.50%, 7/15/17	U.S.$	500	$514,039
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17		485	538,350
Mosaic Co. (The) 7.625%, 12/01/16(a)		875	947,187

			1,999,576

Capital Goods – 0.1%
Tyco International Finance SA 8.50%, 1/15/19		375	485,140

Communications - Media – 0.5%
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 6.375%, 6/15/15		811	836,344
Virgin Media Secured Finance PLC 6.50%, 1/15/18		1,500	1,642,500

			2,478,844

Communications - Telecommunications – 0.3%
American Tower Corp. 7.00%, 10/15/17		310	349,954
Qwest Corp. 6.875%, 9/15/33		1,240	1,235,350

			1,585,304

Consumer Cyclical - Other – 0.3%
Toll Brothers Finance Corp. 5.15%, 5/15/15		1,443	1,481,768

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.302%, 6/01/37		575	566,375

Consumer Non-Cyclical – 0.3%
Reynolds American, Inc. 7.25%, 6/01/12-6/01/12		745	817,292
Ventas Realty LP / Ventas Capital Corp. 6.75%, 4/01/17		832	882,688

			1,699,980

Energy – 0.4%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		856	884,367

138	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

TNK-BP Finance SA
7.25%, 2/02/20(a)	U.S.$	204	$222,115
7.50%, 7/18/16(a)		520	579,150
7.875%, 3/13/18(a)		680	770,984

			2,456,616

Other Industrial – 0.1%
Noble Group Ltd. 6.625%, 3/17/15(a)		650	666,250

Services – 0.2%
Expedia, Inc. 8.50%, 7/01/16		1,070	1,175,662

Technology – 0.1%
Motorola, Inc. 7.50%, 5/15/25		470	527,359

Transportation - Services – 0.2%
Aviation Capital Group 7.125%, 10/15/20(a)		920	966,364

			16,089,238

Utility – 0.5%
Electric – 0.5%
Allegheny Energy Supply Co. LLC 8.25%, 4/15/12(a)		380	405,873
KCP&L Greater Missouri Operations Co. 11.875%, 7/01/12		596	668,158
Oncor Electric Delivery Co. LLC 5.95%, 9/01/13		490	538,275
6.80%, 9/01/18		315	365,786
Sierra Pacific Power Co. Series M 6.00%, 5/15/16		440	496,629

			2,474,721

Total Corporates - Investment Grades (cost $40,299,349)			47,984,440

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.5%
Non-Agency Fixed Rate CMBS – 2.5%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.222%, 7/15/44		1,170	1,189,855
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C6, Class AJ 5.23%, 12/15/40		1,000	1,021,617

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	139

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.826%, 6/15/38	U.S.$	2,375	$2,601,692
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-C1, Class A4 5.716%, 2/15/51		1,100	1,163,042
Series 2007-CB18, Class A4 5.44%, 6/12/47		1,875	1,992,516
Series 2007-LD11, Class A4 5.818%, 6/15/49		2,000	2,154,180
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, 11/15/38		1,875	2,008,567
Morgan Stanley Capital I Series 2005-HQ6, Class AJ 5.073%, 8/13/42		1,125	1,156,351

Total Commercial Mortgage-Backed Securities (cost $11,441,903)			13,287,820

BANK LOANS – 2.1%
Industrial – 1.8%
Basic – 0.0%
Novelis, Inc. 5.25%, 12/17/16(b)		90	91,097

Capital Goods – 0.5%
Harbor Freight Tools USA, Inc. / Central Purchasing, LLC 6.50%, 12/22/17(b)		1,300	1,311,921
Hawker Beechcraft Acquisition Company LLC 10.50%, 3/26/14(b)		1,234	1,249,187

			2,561,108

Communications - Telecommunications – 0.2%
Lightsquared LP 12.00%, 10/01/14(b)		1,320	1,301,571

Consumer Cyclical - Entertainment –0.4%
ClubCorp Club Operations Inc. 6.00%, 11/30/16(b)		550	555,500
Las Vegas Sands, LLC 3.04%, 11/23/16(b)		1,588	1,577,887

			2,133,387

140	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

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	Principal Amount (000)		U.S. $ Value

Consumer Cyclical - Other – 0.0%
Great Atlantic & Pacific Tea Company, Inc., The 8.75%, 6/14/12(b)	U.S.$	50	$50,563

Other Industrial – 0.2%
Metaldyne LLC 7.75%, 10/22/16(b)		773	786,591

Services – 0.3%
Advantage Sales & Marketing Inc. 5.25%, 12/17/17(b)		225	226,179
Koosharem LLC 10.25%, 6/30/14(b)(c)		1,408	1,238,835

			1,465,014

Technology – 0.2%
EchoStar Satellite Services, LLC 6/30/19(h)		1,000	1,000,000

			9,389,331

Financial Institutions – 0.3%
Finance – 0.3%
CIT Group, Inc. 6.25%, 8/11/15(b)		821	832,086
Springleaf Funding Company (fka AGFS Funding Company) 7.25%, 4/21/15(b)		875	882,437

			1,714,523

Total Bank Loans (cost $10,762,893)			11,103,854

GOVERNMENTS - TREASURIES – 1.5%
Brazil – 0.4%
Brazilian Government International Bond 12.50%, 1/05/16	BRL	2,950	2,025,709

Greece – 0.5%
Hellenic Republic Government Bond Series 30YR 4.60%, 9/20/40	EUR	3,300	2,523,735

Mexico – 0.3%
Mexican Bonos Series MI10 9.50%, 12/18/14	MXN	20,000	1,827,070

United States – 0.3%
U.S. Treasury Notes 2.125%, 2/29/16	U.S.$	1,700	1,698,938

Total Governments - Treasuries (cost $7,525,465)			8,075,452

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	141

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 1.4%
United States – 1.4%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 2007A 5.375%, 11/15/40	U.S.$	555	$359,512
Buckeye OH Tob Stlmnt Fin Auth Series 2007A-2 5.875%, 6/01/47		605	399,899
California State (California GO) 7.60%, 11/01/40		325	353,191
7.95%, 3/01/36		700	736,456
California Statewide CDA (Thomas Jefferson Sch Law) Series 2008A 7.25%, 10/01/38		325	326,284
Cumberland Cnty PA Mun Auth (Asbury Atlantic, Inc.) 6.125%, 1/01/45		335	290,264
Illinois Finance Auth Series 2010A 8.125%, 2/15/40		575	543,064
Illinois Finance Auth (Illinois Institute of Technology) Series 06A 5.00%, 4/01/31		275	207,229
Indiana Finance Auth (Kings Daughters Hospital) 5.50%, 8/15/40		450	362,966
Kentucky Economic Development Finance Auth 6.50%, 3/01/45		335	317,513
Los Angeles CA Regl Arpts Impt Corp (American Airlines, Inc.) Series 2002C 7.50%, 12/01/24		395	395,695
Louisiana Pub Fac Auth (Ochsner Clinic Fndtn) Series 2007A 5.375%, 5/15/43		560	455,594
Mid-Bay Bridge Auth FL Series 2011A 7.25%, 10/01/40		665	664,940
Regional Transportation District (Denver Transit Partners) 6.00%, 1/15/41		800	729,928

142	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	U.S $	550	$551,908
Tobacco Settlement Financing Corp. NJ Series 2007 1A 5.00%, 6/01/41		570	341,590
Tobacco Settlement Financing Corp. VA Series 2007B1 5.00%, 6/01/47		445	255,590
Turlock CA Hlth Fac COP(Emanuel Medical Center) 5.375%, 10/15/34		550	442,579

Total Local Governments - Municipal Bonds (cost $7,492,303)			7,734,202

EMERGING MARKETS - CORPORATE BONDS – 1.4%
Financial Institutions – 0.1%
Banking – 0.1%
Banco Cruzeiro do Sul SA/Brazil 8.25%, 1/20/16(a)		500	493,212
8.875%, 9/22/20(a)		390	376,350

			869,562

Industrial – 1.3%
Capital Goods – 0.1%
Cemex SAB de CV 9.00%, 1/11/18(a)		500	517,500

Consumer Cyclical - Retailers – 0.2%
Edcon Holdings Proprietary Ltd. 6.526%, 6/15/15(a)(b)	EUR	850	1,032,203

Consumer Non-Cyclical – 0.6%
CEDC Finance Corp. International, Inc. 9.125%, 12/01/16(a)	U.S.$	1,000	1,082,500
Foodcorp Pty Ltd. 8.75%, 3/01/18(a)	EUR	282	389,146
8.875%, 6/15/12(a)		378	530,749
JBS Finance II Ltd. 8.25%, 1/29/18(a)	U.S.$	1,000	1,010,000

			3,012,395

Other Industrial – 0.3%
New Reclamation Group Pty Ltd. (The) 8.125%, 2/01/13(a)	EUR	689	836,300

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	143

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Savcio Holdings Pty Ltd. 8.00%, 2/15/13(a)	EUR	450	$600,796

			1,437,096

Transportation - Services – 0.1%
Inversiones Alsacia SA 8.00%, 8/18/18(a)	U.S.$	800	810,091

			6,809,285

Total Emerging Markets - Corporate Bonds (cost $6,825,529)			7,678,847

QUASI-SOVEREIGNS – 1.2%
Quasi-Sovereign Bonds – 1.2%
Kazakhstan – 0.5%
Kazatomprom 6.25%, 5/20/15(a)		875	941,762
KazMunayGas National Co. 8.375%, 7/02/13(a)		400	441,000
9.125%, 7/02/18(a)		950	1,149,500

			2,532,262

Russia – 0.3%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)		1,455	1,495,013

Trinidad & Tobago – 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(a)		750	915,000

Venezuela – 0.2%
Petroleos de Venezuela SA 5.25%, 4/12/17		2,250	1,305,000

Total Quasi-Sovereigns (cost $5,063,558)			6,247,275

	Shares
PREFERRED STOCKS – 0.9%
Financial Institutions – 0.9%
Banking – 0.2%
Zions Bancorporation. 9.50%		46,400	1,210,576

Finance – 0.5%
Ally Financial, Inc. 7.00% (a)		1,687	1,607,764
Citigroup Capital XII 8.50%		39,000	1,036,191

144	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-yield Portfolio—Portfolio of Investments

	Shares		U.S. $ Value

Citigroup Capital XIII 7.875% (i)		5,000	$135,600

			2,779,555

REITS – 0.2%
Sovereign Real Estate Investment Trust 12.00% (a)		624	711,360

			4,701,491

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		36,525	70,858
Federal National Mortgage Association 8.25%		54,625	106,519

			177,377

Total Preferred Stocks (cost $5,554,260)			4,878,868

	Principal Amount (000)
ASSET-BACKED SECURITIES – 0.9%
Home Equity Loans - Fixed Rate – 0.5%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35	U.S.$	737	492,733
Series 2006-15, Class A6
5.826%, 10/25/46		1,472	1,114,057
Lehman XS Trust Series 2007-6, Class 3A5 5.72%, 5/25/37		1,551	1,073,526

			2,680,316

Home Equity Loans - Floating Rate – 0.4%
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 4.764%, 2/25/37(b)		1,750	999,357
GSAA Home Equity Trust Series 2006-6, Class AF5 5.168%, 3/25/36(b)		1,581	925,164

			1,924,521

Total Asset-Backed Securities (cost $4,697,768)			4,604,837

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	145

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS - SOVEREIGNS – 0.6%
Argentina – 0.3%
Argentina Bonos 7.00%, 10/03/15	U.S.$	2,100	$1,918,000

Ukraine – 0.3%
Ukraine Government International Bond
6.75%, 11/14/17(a)		930	912,563
6.875%, 3/04/11(a)		700	700,000

			1,612,563

Total Emerging Markets - Sovereigns (cost $2,651,317)			3,530,563

CMOs – 0.4%
Non-Agency Floating Rate – 0.4%
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.792%, 8/25/47(b)		1,454	886,317
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A 1.083%, 4/25/47(b)		2,064	1,191,749

Total CMOs (cost $1,984,216)			2,078,066

EMERGING MARKETS - TREASURIES – 0.3%
Turkey – 0.3%
Turkey Government Bond 11.00%, 8/06/14 (cost $1,651,891)	TRY	2,450	1,616,732

	Shares

COMMON STOCKS – 0.1%
Broder Brothers Co.		28,873	0
Fairpoint Communications, Inc.(j)		7,175	165,025
Greektown Superholdings, Inc.(e)(g)(j)		397	29,775
Neenah Enterprises, Inc.(e)(g)		58,199	261,896

Total Common Stocks (cost $2,167,495)			456,696

WARRANTS – 0.0%
Fairpoint Communications, Inc., expiring 1/24/18(j)		12,231	0

146	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

New Koosharem Corp. expiring 1/01/49(e)(g)(j)	U.S.$	1,991	$2

Total Warrants (cost $2)			2

	Contracts (k)

OPTION PURCHASED - CALL – 0.0%
IRS USD RTR Expiration: May 2011, Exercise Price: $2.2 (j) (cost $40,500)		150,000	0

	Shares
SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, 0.17%(l) (cost $5,802,841)		5,802,841	5,802,841

Total Investments – 98.6% (cost $480,010,831)			526,156,523
Other assets less liabilities – 1.4%			7,420,553

Net Assets – 100.0%			$533,577,076

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
3MO EURIBOR Interest Rate Futures	1,570	June 2011	$111,597	$54,163	$ (57,434)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
State Street Bank and Trust Co.:
Australian Dollar settling 4/18/11	103	$101,652	$104,199	$2,547
Great British Pound settling 4/04/11	27	43,914	44,138	224

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	147

High-yield Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
State Street Bank and Trust Co.:
Euro settling 3/07/11	435	$590,836	$599,747	$(8,911)
Euro settling 3/07/11	1,025	1,392,639	1,414,924	(22,285)
Euro settling 3/07/11	1,003	1,358,058	1,383,631	(25,573)
Euro settling 3/07/11	18,448	24,542,171	25,455,592	(913,421)
Great British Pound settling 4/04/11	503	812,010	817,022	(5,012)
Great British Pound settling 4/04/11	2,228	3,551,761	3,620,347	(68,586)

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, N.A.	$38,350	12/23/17	3 Month LIBOR	2.805%	$ (154,038)
JPMorgan Chase Bank, N.A.	51,250	12/23/15	2.14%	3 Month LIBOR	125,704
Morgan Stanley	52,200	1/5/16	2.18%	3 Month LIBOR	96,075
Morgan Stanley	39,100	1/5/18	3 Month LIBOR	2.84%	(133,355)

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at February 28, 2011	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs Bank: Hellenic Republic 5.90%, 10/22/22, 6/20/15*	(0.00)%	9.643%	$4,250	$67,194	$—	$67,194
Morgan Stanley Capital Services Inc.: XL Capital LTD 5.25%, 9/15/14, 3/20/12*	(5.00)	1.03	1,260	(65,610)	44,545	(110,155)

Sale Contracts
Credit Suisse International: MGM Resorts International 5.875%, 02/27/14, 03/20/16*	5.00	6.811	1,700	(98,534)	(55,250)	(43,284)

*	Termination date

148	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-yield Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS ON INDICES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at February 28, 2011	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Capital Inc.: CDX NAIG-15V1 5 Year Index, 12/20/15*	1.00%	4.20%	$500	$(63,069)	$(71,178)	$8,109

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2011, the aggregate market value of these securities amounted to $166,521,786 or 31.2% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at February 28, 2011.

(c)	Pay-In-Kind Payments (PIK).

(d)	Security is in default and is non-income producing.

(e)	Illiquid security.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.26% of net assets as of February 28, 2011, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Broder Brothers Co. 12.00%, 10/15/13	8/31/07	$540,383	$345,600	0.06%
Yioula Glassworks SA 9.00%, 12/01/15	6/09/09	579,169	1,068,081	0.20

(g)	Fair valued.

(h)	This position or a portion of this position represents an unsettled loan purchase. At February 28, 2011, the market value and unrealized gain of these unsettled loan purchases amounted to $1,000,000 and $0, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(i)	Variable rate coupon, rate shown as of February 28, 2011.

(j)	Non-income producing security.

(k)	One contract relates to 100 shares.

(l)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar

BRL	– Brazilian Real

EUR	– Euro

GBP	– Great British Pound

MXN	– Mexican Nuevo Peso

TRY	– Turkish Lira

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	149

High-yield Portfolio—Portfolio of Investments

Glossary:

CDA	– Community Development Authority

CMBS	– Commercial Mortgage-Backed Securities

CMOs	– Collateralized Mortgage Obligations

COP	– Certificate of Participation

LIBOR	– London Interbank Offered Rates

GO	– General Obligation

MBIA	– MBIA Insurance Corporation

OJSC	– Open Joint Stock Company

REIT	– Real Estate Investment Trust

See notes to financial statements.

150	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-yield Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Financials – 24.9%
Capital Markets – 0.9%
MF Global Holdings Ltd.(a)	659,400	$5,716,998

Commercial Banks – 7.4%
Associated Banc - Corp	380,800	5,510,176
CapitalSource, Inc.	815,000	6,177,700
City National Corp.	63,900	3,764,349
Comerica, Inc.	177,300	6,896,970
Popular, Inc.(a)	1,591,066	5,170,965
Susquehanna Bancshares, Inc.	417,000	3,986,520
Umpqua Holdings Corp.	281,000	3,214,640
Webster Financial Corp.	238,800	5,535,384
Whitney Holding Corp.	363,900	5,160,102

		45,416,806

Insurance – 6.0%
Amtrust Financial Services, Inc.	201,300	3,870,999
Aspen Insurance Holdings Ltd.	221,100	6,533,505
Endurance Specialty Holdings Ltd.	148,300	7,354,197
Fidelity National Financial, Inc. – Class A	229,700	3,181,345
Platinum Underwriters Holdings Ltd.	134,000	5,587,800
Reinsurance Group of America, Inc. – Class A	92,400	5,580,036
Unum Group	189,300	5,022,129

		37,130,011

Real Estate Investment Trusts (REITs) – 7.4%
BioMed Realty Trust, Inc.	297,700	5,403,255
BRE Properties, Inc.	116,275	5,524,225
Camden Property Trust	128,400	7,597,428
CBL & Associates Properties, Inc.	204,600	3,652,110
DiamondRock Hospitality Co.(a)	585,500	6,885,480
Entertainment Properties Trust	118,900	5,667,963
Sunstone Hotel Investors, Inc.(a)	519,001	5,574,071
Tanger Factory Outlet Centers	195,600	5,212,740

		45,517,272

Real Estate Management & Development – 0.7%
Forest City Enterprises, Inc.(a)	241,600	4,566,240

Thrifts & Mortgage Finance – 2.5%
First Niagara Financial Group, Inc.	402,718	5,831,357
People’s United Financial, Inc.	281,200	3,706,216
Washington Federal, Inc.	315,250	5,601,992

		15,139,565

		153,486,892

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	151

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 17.1%
Auto Components – 3.5%
Cooper Tire & Rubber Co.	219,500	$5,149,470
Dana Holding Corp.(a)	300,400	5,671,552
Federal-Mogul Corp.(a)	228,500	4,800,785
TRW Automotive Holdings Corp.(a)	103,100	5,856,080

		21,477,887

Hotels, Restaurants & Leisure – 2.0%
Royal Caribbean Cruises Ltd.(a)	119,400	5,228,526
Wyndham Worldwide Corp.	236,600	7,400,848

		12,629,374

Household Durables – 2.0%
American Greetings Corp.	315,575	6,832,199
NVR, Inc.(a)	7,690	5,597,243

		12,429,442

Media – 2.5%
Gannett Co., Inc.	344,200	5,682,742
Interpublic Group of Cos., Inc. (The)(a)	440,800	5,818,560
Meredith Corp.	102,800	3,624,728

		15,126,030

Multiline Retail – 2.0%
Big Lots, Inc.(a)	163,700	6,716,611
Saks, Inc.(a)	439,100	5,378,975

		12,095,586

Specialty Retail – 4.1%
AnnTaylor Stores Corp.(a)	323,900	7,517,719
Foot Locker, Inc.	372,300	7,397,601
Office Depot, Inc.(a)	971,850	5,160,524
Signet Jewelers Ltd.(a)	125,824	5,519,899

		25,595,743

Textiles, Apparel & Luxury Goods – 1.0%
Jones Group, Inc. (The)	460,200	6,120,660

		105,474,722

Industrials – 11.8%
Airlines – 0.6%
Alaska Air Group, Inc.(a)	58,300	3,465,935

Building Products – 0.6%
Masco Corp.	282,200	3,835,098

Commercial Services & Supplies – 0.8%
Avery Dennison Corp.	122,300	4,882,216

Electrical Equipment – 3.0%
EnerSys(a)	107,500	3,816,250

152	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

General Cable Corp.(a)	167,000	$7,251,140
Thomas & Betts Corp.(a)	135,250	7,491,498

		18,558,888

Machinery – 3.8%
Briggs & Stratton Corp.	277,000	5,576,010
Mueller Industries, Inc.	210,100	7,139,198
Terex Corp.(a)	119,975	4,049,156
Trinity Industries, Inc.	224,200	6,983,830

		23,748,194

Professional Services – 0.6%
Kelly Services, Inc. – Class A(a)	180,400	3,792,008

Road & Rail – 0.6%
Con-way, Inc.	112,900	3,676,024

Trading Companies & Distributors – 1.8%
Aircastle Ltd.	322,300	3,893,384
WESCO International, Inc.(a)	120,800	7,032,976

		10,926,360

		72,884,723

Energy – 10.2%
Energy Equipment & Services – 3.9%
Bristow Group, Inc.(a)	121,700	5,831,864
Helix Energy Solutions Group, Inc.(a)	416,900	6,420,260
Helmerich & Payne, Inc.	112,100	7,285,379
Oil States International, Inc.(a)	65,800	4,789,582

		24,327,085

Oil, Gas & Consumable Fuels – 6.3%
Forest Oil Corp.(a)	216,300	7,676,487
Petroleum Development Corp.(a)	119,900	5,626,907
Southern Union Co.	274,100	7,817,332
Swift Energy Co.(a)	156,400	6,717,380
Teekay Corp.	209,700	7,215,777
Tesoro Corp.(a)	159,100	3,783,398

		38,837,281

		63,164,366

Utilities – 9.3%
Electric Utilities – 4.6%
NV Energy, Inc.	489,800	7,195,162
Pepco Holdings, Inc.	390,800	7,319,684
Portland General Electric Co.	297,025	6,956,325
Unisource Energy Corp.	193,700	7,062,302

		28,533,473

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	153

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Gas Utilities – 2.3%
Atmos Energy Corp.	218,700	$7,396,434
UGI Corp.	221,100	7,050,879

		14,447,313

Multi-Utilities – 2.4%
CMS Energy Corp.	376,300	7,247,538
NiSource, Inc.	391,000	7,491,560

		14,739,098

		57,719,884

Information Technology – 7.9%
Computers & Peripherals – 0.6%
NCR Corp.(a)	192,200	3,671,020

Electronic Equipment, Instruments & Components – 5.2%
Anixter International, Inc.	81,700	5,851,354
Arrow Electronics, Inc.(a)	126,700	4,966,640
AU Optronics Corp. (Sponsored ADR)(a)	614,424	5,517,527
Avnet, Inc.(a)	121,100	4,142,831
Flextronics International Ltd.(a)	676,200	5,470,458
Insight Enterprises, Inc.(a)	318,900	5,832,681

		31,781,491

IT Services – 1.7%
Amdocs Ltd.(a)	118,400	3,533,056
Convergys Corp.(a)	492,600	6,930,882

		10,463,938

Software – 0.4%
Take-Two Interactive Software, Inc.(a)	170,000	2,731,900

		48,648,349

Materials – 6.4%
Chemicals – 3.5%
Arch Chemicals, Inc.	153,200	5,507,540
Cytec Industries, Inc.	101,800	5,785,294
Huntsman Corp.	361,600	6,382,240
PolyOne Corp.(a)	272,900	3,787,852

		21,462,926

Metals & Mining – 2.9%
Commercial Metals Co.	335,200	5,587,784
Reliance Steel & Aluminum Co.	130,500	7,220,565
Steel Dynamics, Inc.	292,800	5,405,088

		18,213,437

		39,676,363

Health Care – 6.4%
Health Care Equipment & Supplies – 1.1%
Kinetic Concepts, Inc.(a)	145,900	7,144,723

154	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 4.3%
AMERIGROUP Corp.(a)	100,300	$5,752,205
Health Net, Inc.(a)	266,800	7,849,256
LifePoint Hospitals, Inc.(a)	201,678	7,861,408
Molina Healthcare, Inc.(a)	139,025	4,870,046

		26,332,915

Pharmaceuticals – 1.0%
Par Pharmaceutical Cos., Inc.(a)	197,200	6,089,536

		39,567,174

Consumer Staples – 4.8%
Beverages – 1.2%
Constellation Brands, Inc. – Class A(a)	372,294	7,565,014

Food Products – 3.6%
Bunge Ltd.	76,800	5,542,656
Dole Food Co., Inc.(a)	314,538	4,639,436
Smithfield Foods, Inc.(a)	332,100	7,688,115
Tyson Foods, Inc. – Class A	227,600	4,240,188

		22,110,395

		29,675,409

Total Common Stocks (cost $468,359,453)		610,297,882

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.17%(b) (cost $4,769,678)	4,769,678	4,769,678

Total Investments – 99.6% (cost $473,129,131)		615,067,560
Other assets less liabilities – 0.4%		2,747,984

Net Assets – 100.0%		$617,815,544

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	155

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Information Technology – 26.3%
Communications Equipment – 4.9%
ADTRAN, Inc.	135,670	$6,170,272
Aruba Networks, Inc.(a)	251,628	7,662,072
Polycom, Inc.(a)	175,700	8,398,460
Riverbed Technology, Inc.(a)	203,942	8,420,765

		30,651,569

Internet Software & Services – 1.5%
WebMD Health Corp. – Class A(a)	155,770	9,034,660

IT Services – 2.1%
Alliance Data Systems Corp.(a)	57,760	4,548,022
VeriFone Systems, Inc.(a)	179,734	8,167,113

		12,715,135

Semiconductors & Semiconductor Equipment – 8.5%
Fairchild Semiconductor International, Inc.(a)	439,120	7,732,903
Hittite Microwave Corp.(a)	88,880	5,455,454
International Rectifier Corp.(a)	244,380	7,854,373
Netlogic Microsystems, Inc.(a)	163,618	6,772,149
ON Semiconductor Corp.(a)	770,630	8,592,525
Skyworks Solutions, Inc.(a)	245,090	8,808,535
Teradyne, Inc.(a)	415,390	7,738,716

		52,954,655

Software – 9.3%
Aspen Technology, Inc.(a)	469,842	7,155,694
Concur Technologies, Inc.(a)	93,360	4,857,521
Fortinet, Inc.(a)	186,981	7,636,304
Informatica Corp.(a)	176,490	8,296,795
MICROS Systems, Inc.(a)	158,110	7,532,360
Red Hat, Inc.(a)	165,790	6,843,811
SuccessFactors, Inc.(a)	206,673	7,421,628
TIBCO Software, Inc.(a)	313,460	7,717,385

		57,461,498

		162,817,517

Industrials – 23.5%
Aerospace & Defense – 1.2%
Hexcel Corp.(a)	389,285	7,221,237

Air Freight & Logistics – 2.2%
Atlas Air Worldwide Holdings, Inc.(a)	105,304	7,190,157
Expeditors International of Washington, Inc.	135,370	6,470,686

		13,660,843

156	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.9%
Simpson Manufacturing Co., Inc.	204,130	$5,905,481

Electrical Equipment – 1.6%
AMETEK, Inc.	237,310	9,955,154

Machinery – 10.1%
Actuant Corp. – Class A	305,140	8,635,462
Bucyrus International, Inc. – Class A	68,160	6,206,650
Gardner Denver, Inc.	59,990	4,387,669
IDEX Corp.	195,655	8,068,812
Joy Global, Inc.	107,965	10,513,632
Lincoln Electric Holdings, Inc.	128,800	9,193,744
Middleby Corp.(a)	92,020	8,251,433
Valmont Industries, Inc.	70,140	7,159,891

		62,417,293

Marine – 1.3%
Kirby Corp.(a)	144,948	8,021,422

Professional Services – 2.7%
Manpower, Inc.	125,790	7,987,665
Robert Half International, Inc.	274,440	8,754,636

		16,742,301

Road & Rail – 2.0%
Genesee & Wyoming, Inc. – Class A(a)	129,690	6,755,552
Knight Transportation, Inc.	301,240	5,606,076

		12,361,628

Trading Companies & Distributors – 1.5%
MSC Industrial Direct Co. – Class A	144,430	9,126,532

		145,411,891

Consumer Discretionary – 18.4%
Distributors – 1.5%
LKQ Corp.(a)	407,670	9,686,239

Hotels, Restaurants & Leisure – 5.8%
Chipotle Mexican Grill, Inc. – Class A(a)	27,950	6,847,750
Life Time Fitness, Inc.(a)	97,200	3,727,620
Orient-Express Hotels Ltd. – Class A(a)	685,980	8,657,068
Panera Bread Co. – Class A(a)	69,570	8,122,297
Wyndham Worldwide Corp.	273,080	8,541,942

		35,896,677

Household Durables – 1.5%
Tempur-Pedic International, Inc.(a)	195,670	9,184,750

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	157

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – 0.9%
NetFlix, Inc.(a)	27,150	$5,611,091

Media – 2.6%
Lamar Advertising Co.(a)	193,690	7,509,361
National CineMedia, Inc.	444,250	8,391,883

		15,901,244

Multiline Retail – 1.4%
Dollar Tree, Inc.(a)	174,280	8,769,770

Specialty Retail – 4.7%
CarMax, Inc.(a)	269,000	9,514,530
Dick’s Sporting Goods, Inc.(a)	248,930	9,245,260
Ulta Salon Cosmetics & Fragrance, Inc.(a)	248,500	10,369,905

		29,129,695

		114,179,466

Health Care – 15.5%
Biotechnology – 3.9%
Alexion Pharmaceuticals, Inc.(a)	73,640	7,090,059
Human Genome Sciences, Inc.(a)	159,040	3,980,771
InterMune, Inc.(a)	84,490	3,093,179
Ironwood Pharmaceuticals, Inc.(a)	138,069	1,688,584
Pharmasset, Inc.(a)	20,273	1,013,650
United Therapeutics Corp.(a)	110,960	7,482,033

		24,348,276

Health Care Equipment & Supplies – 3.1%
NxStage Medical, Inc.(a)	279,400	5,764,022
Sirona Dental Systems, Inc.(a)	149,790	7,558,403
Volcano Corp.(a)	235,650	6,183,456

		19,505,881

Health Care Providers & Services – 5.6%
Centene Corp.(a)	246,340	7,505,980
Healthspring, Inc.(a)	243,270	9,156,683
HMS Holdings Corp.(a)	140,115	10,587,090
Magellan Health Services, Inc.(a)	154,780	7,426,344

		34,676,097

Health Care Technology – 1.6%
SXC Health Solutions Corp.(a)	197,330	9,738,236

Life Sciences Tools & Services – 0.9%
Illumina, Inc.(a)	79,400	5,510,360

158	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 0.4%
Salix Pharmaceuticals Ltd.(a)	78,760	$2,625,858

		96,404,708

Energy – 6.3%
Energy Equipment & Services – 2.8%
FMC Technologies, Inc.(a)	73,440	6,907,032
Oceaneering International, Inc.(a)	63,100	5,277,053
Oil States International, Inc.(a)	71,410	5,197,934

		17,382,019

Oil, Gas & Consumable Fuels – 3.5%
Concho Resources, Inc.(a)	67,490	7,189,035
Range Resources Corp.	115,170	6,253,731
SM Energy Co.	113,753	8,243,680

		21,686,446

		39,068,465

Financials – 5.6%
Capital Markets – 4.3%
Affiliated Managers Group, Inc.(a)	66,630	7,112,753
Greenhill & Co., Inc.	75,330	5,410,954
Lazard Ltd. – Class A	145,910	6,420,040
Stifel Financial Corp.(a)	103,611	7,433,053

		26,376,800

Commercial Banks – 0.7%
Iberiabank Corp.	78,388	4,490,848

Thrifts & Mortgage Finance – 0.6%
BankUnited, Inc.(a)	137,231	3,890,499

		34,758,147

Consumer Staples – 1.7%
Food Products – 1.7%
Green Mountain Coffee Roasters, Inc.(a)	258,408	10,537,878

Materials – 1.5%
Chemicals – 1.5%
Solutia, Inc.(a)	410,820	9,535,132

Total Common Stocks (cost $405,194,240)		612,713,204

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	159

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.17%(b) (cost $10,352,473)	10,352,473	$10,352,473

Total Investments – 100.5% (cost $415,546,713)		623,065,677
Other assets less liabilities – (0.5)%		(2,827,364)

Net Assets – 100.0%		$620,238,313

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

160	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 64.5%
Energy – 18.7%
Coal & Consumable Fuels – 0.2%
China Shenhua Energy Co., Ltd. – Class H	227,000	$946,473
Peabody Energy Corp.	18,600	1,218,114

		2,164,587

Integrated Oil & Gas – 12.7%
BG Group PLC	205,400	5,001,614
BP PLC	1,530,300	12,336,755
Chevron Corp.	132,700	13,767,625
China Petroleum & Chemical Corp. – Class H	3,048,000	3,093,483
ConocoPhillips	98,500	7,670,195
ENI SpA	247,200	6,027,371
Exxon Mobil Corp.	296,300	25,342,539
Gazprom OAO (Sponsored ADR)	258,800	7,588,016
Hess Corp.	40,900	3,559,527
LUKOIL OAO (London) (Sponsored ADR)	75,800	5,396,202
Marathon Oil Corp.	94,300	4,677,280
Murphy Oil Corp.	13,000	955,890
PetroChina Co., Ltd. – Class H	610,000	832,405
Petroleo Brasileiro SA	25,400	497,680
Petroleo Brasileiro SA (ADR)	99,200	3,951,136
Petroleo Brasileiro SA (Sponsored ADR)	51,200	1,800,704
Rosneft Oil Co. (GDR)(a)	231,450	2,184,888
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	268,100	9,651,506
Royal Dutch Shell PLC – Class B	142,500	5,094,131
Statoil ASA	77,600	2,048,959
Suncor Energy, Inc. (Toronto)	43,800	2,058,472
Total SA	146,600	8,986,580

		132,522,958

Oil & Gas Exploration & Production – 5.8%
Afren PLC(b)	493,100	1,283,838
Alliance Oil Co., Ltd. (GDR)(b)	71,000	1,277,829
Anadarko Petroleum Corp.	31,600	2,585,828
Canadian Natural Resources Ltd.	159,300	8,022,798
Chesapeake Energy Corp.	45,900	1,634,499
Cimarex Energy Co.	6,000	696,780
CNOOC Ltd.	1,677,000	3,824,569
Devon Energy Corp.	68,100	6,227,064
EnCana Corp.	52,200	1,696,748
EOG Resources, Inc.	19,200	2,156,352
Inpex Corp.	83	583,231
Newfield Exploration Co.(b)	28,600	2,081,794
Nexen, Inc. (Toronto)	239,100	6,524,153
Noble Energy, Inc.	47,800	4,429,148
Occidental Petroleum Corp.	58,300	5,944,851

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	161

Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

OGX Petroleo e Gas Participacoes SA(b)	111,100	$1,298,771
Penn West Petroleum Ltd.	113,400	3,278,685
Talisman Energy, Inc.	71,400	1,771,863
Tatneft (Sponsored ADR)	14,200	592,850
Tullow Oil PLC	99,410	2,322,438
Woodside Petroleum Ltd.	67,100	2,922,677

		61,156,766

		195,844,311

Equity:Other – 14.9%
Diversified/Specialty – 12.9%
BioMed Realty Trust, Inc.	135,245	2,454,697
British Land Co. PLC	706,573	6,703,686
Canadian Real Estate Investment Trust	118,500	4,045,746
Cheung Kong Holdings Ltd.	296,000	4,631,838
Dexus Property Group	5,823,000	5,094,062
Digital Realty Trust, Inc.	117,700	6,923,114
Dundee Real Estate Investment Trust	75,556	2,448,930
Evergrande Real Estate Group Ltd.	7,616,000	3,609,107
Fonciere Des Regions	31,200	3,389,795
Forest City Enterprises, Inc.(b)	100,909	1,907,180
Hysan Development Co., Ltd.	997,000	4,535,869
Kerry Properties Ltd.	900,691	4,394,038
Land Securities Group PLC	307,940	3,837,869
Lend Lease Group	383,294	3,578,394
Mitsubishi Estate Co., Ltd.	541,000	11,092,131
Mitsui Fudosan Co., Ltd.	642,000	13,720,527
New World Development Ltd.	1,591,157	2,891,357
Overseas Union Enterprise Ltd.	589,000	1,335,448
Savills PLC	282,059	1,735,426
Soho China Ltd.	2,192,500	1,583,829
Sumitomo Realty & Development Co., Ltd.	206,000	5,555,487
Sun Hung Kai Properties Ltd.	973,600	15,822,578
Swire Pacific Ltd.	198,000	2,778,698
Telecity Group PLC(b)	463,179	3,587,002
Unibail-Rodamco SE	36,098	7,263,580
UOL Group Ltd.	452,000	1,585,141
Vornado Realty Trust	47,700	4,451,841
Wereldhave NV	37,000	3,758,804
Wheelock & Co., Ltd.	202,000	738,073

		135,454,247

Health Care – 1.5%
Chartwell Seniors Housing Real Estate Investment Trust	519,900	4,676,986
HCP, Inc.	73,000	2,774,000
Health Care REIT, Inc.	122,200	6,381,284
Ventas, Inc.	32,300	1,790,066

		15,622,336

162	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Triple Net – 0.5%
Entertainment Properties Trust	109,300	$5,210,331

		156,286,914

Materials – 10.9%
Aluminum – 0.2%
Alcoa, Inc.	75,000	1,263,750
Hindalco Industries Ltd.	119,400	535,357

		1,799,107

Diversified Metals & Mining – 5.4%
African Rainbow Minerals Ltd.	15,800	479,116
Anglo American PLC	90,900	4,930,755
BHP Billiton Ltd.	199,300	9,417,750
BHP Billiton PLC	151,800	6,017,255
Capstone Mining Corp.(b)	462,100	2,068,998
Dowa Holdings Co., Ltd.	168,000	1,187,393
Freeport-McMoRan Copper & Gold, Inc.	81,600	4,320,720
KGHM Polska Miedz SA	32,000	1,960,886
Lundin Mining Corp.(b)	294,300	2,317,323
Lynas Corp. Ltd.(b)	267,600	539,035
Mitsubishi Materials Corp.(b)	207,000	801,710
Mongolian Mining Corp.(b)	369,000	468,120
Rio Tinto Ltd.	35,600	3,108,434
Rio Tinto PLC	136,800	9,632,990
Sumitomo Metal Mining Co., Ltd.	88,000	1,667,099
Teck Resources Ltd.	58,600	3,241,985
Xstrata PLC	209,930	4,801,327

		56,960,896

Fertilizers & Agricultural Chemicals – 0.7%
Incitec Pivot Ltd.	320,100	1,444,262
Israel Chemicals Ltd.	29,100	484,586
K&S AG	17,300	1,337,345
Monsanto Co.	38,900	2,796,521
Mosaic Co. (The)	10,200	875,670
Yara International ASA	13,000	690,249

		7,628,633

Forest Products – 0.2%
West Fraser Timber Co., Ltd.	48,300	2,311,718

Gold – 1.6%
Barrick Gold Corp.	67,000	3,536,370
Gold Fields Ltd. (Sponsored ADR)	101,800	1,823,238
Goldcorp, Inc.	114,900	5,488,661
IAMGOLD Corp.	116,600	2,471,097
Newmont Mining Corp.	34,600	1,912,342

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	163

Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Gold Mining Ltd.(b)	451,000	$681,861
Yamana Gold, Inc.	50,900	647,023

		16,560,592

Paper Products – 0.3%
Mondi PLC	186,700	1,665,672
OJI Paper Co., Ltd.	111,000	552,563
Svenska Cellulosa AB – Class B	39,300	649,491

		2,867,726

Precious Metals & Minerals – 0.1%
Kazakhmys PLC	38,800	911,999
Northam Platinum Ltd.	94,600	673,133

		1,585,132

Steel – 2.4%
Angang Steel Co., Ltd. – Class H	644,000	892,208
APERAM(b)	2,970	122,810
ArcelorMittal (Euronext Amsterdam)	59,400	2,181,550
Gerdau SA	43,300	572,285
Hyundai Steel Co.	17,500	2,019,000
JFE Holdings, Inc.	114,000	3,610,304
Nippon Steel Corp.	359,000	1,305,612
POSCO (ADR)	18,300	1,886,364
Sumitomo Metal Industries Ltd.	230,000	584,454
United States Steel Corp.	8,000	459,920
Usinas Siderurgicas de Minas Gerais SA	60,500	975,243
Vale SA	52,300	1,769,738
Vale SA (Preference Shares)	42,600	1,269,960
Vale SA (Sponsored ADR) (Local Preference Shares)	174,900	5,241,753
Vale SA (Sponsored ADR) – Class B	58,800	2,012,724

		24,903,925

		114,617,729

Retail – 5.9%
Regional Mall – 3.3%
BR Malls Participacoes SA	399,500	3,805,791
CBL & Associates Properties, Inc.	96,287	1,718,723
General Growth Properties, Inc.	11,663	185,675
Multiplan Empreendimentos Imobiliarios SA	113,205	2,208,579
Simon Property Group, Inc.	140,302	15,438,832
Taubman Centers, Inc.	50,100	2,779,548
Westfield Group	847,696	8,451,648

		34,588,796

Shopping Center/Other Retail – 2.6%
Eurocommercial Properties N.V.	73,844	3,540,479
Kimco Realty Corp.	239,872	4,648,719
Klepierre	140,141	5,471,522

164	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Link REIT (The)	571,812	$1,773,656
RioCan Real Estate Investment Trust (New York)(a)	132,100	3,293,152
RioCan Real Estate Investment Trust (Toronto)	76,248	1,900,805
Tanger Factory Outlet Centers	58,749	1,565,661
Weingarten Realty Investors	198,637	5,138,739

		27,332,733

		61,921,529

Residential – 5.3%
Multi-Family – 4.0%
BRE Properties, Inc.	89,350	4,245,019
Camden Property Trust	80,400	4,757,268
Colonial Properties Trust	205,216	4,044,807
Equity Residential	93,500	5,152,785
Essex Property Trust, Inc.	36,904	4,567,977
GAGFAH SA	83,200	985,354
Home Properties, Inc.	51,072	3,009,162
Mid-America Apartment Communities, Inc.	43,400	2,819,698
Rossi Residencial SA	376,600	2,919,906
Stockland	1,029,185	4,004,728
UDR, Inc.	143,300	3,485,056
Wing Tai Holdings Ltd.	1,257,000	1,468,151

		41,459,911

Self Storage – 1.3%
Big Yellow Group PLC	546,760	2,870,874
Extra Space Storage, Inc.	211,967	4,186,348
Public Storage	43,717	4,907,233
U-Store-It Trust	178,900	1,833,725

		13,798,180

		55,258,091

Office – 3.6%
Office – 3.6%
Allied Properties Real Estate Investment Trust	116,200	2,658,768
Beni Stabili SpA	2,158,846	2,214,815
Boston Properties, Inc.	91,535	8,780,037
Castellum AB	184,744	2,643,057
Cominar Real Estate Investment Trust	80,093	1,819,415
Douglas Emmett, Inc.	185,548	3,479,025
Duke Realty Corp.	195,600	2,752,092
Great Portland Estates PLC	452,900	2,854,674
Hongkong Land Holdings Ltd.	569,000	3,913,271
Kilroy Realty Corp.	66,453	2,575,054
NTT Urban Development Corp.	1,489	1,551,899
Sponda Oyj	339,340	1,850,252

		37,092,359

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	165

Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Lodging – 3.0%
Lodging – 3.0%
DiamondRock Hospitality Co.(b)	292,565	$3,440,564
Great Eagle Holdings Ltd.	536,000	1,789,717
Host Hotels & Resorts, Inc.	286,600	5,273,440
Hyatt Hotels Corp.(b)	69,286	3,169,834
InnVest Real Estate Investment Trust	594,266	4,263,326
Intercontinental Hotels Group PLC	159,400	3,544,785
LaSalle Hotel Properties	155,000	4,372,550
Whitbread PLC	102,800	2,978,410
Wyndham Worldwide Corp.	85,300	2,668,184

		31,500,810

Industrials – 1.8%
Industrial Warehouse Distribution – 1.5%
AMB Property Corp.	67,713	2,463,399
Ascendas Real Estate Investment Trust	1,455,000	2,297,912
First Potomac Realty Trust	100,181	1,615,919
Global Logistic Properties Ltd.(b)	1,001,000	1,495,439
ProLogis	350,057	5,691,927
ProLogis European Properties(b)	264,700	1,827,637

		15,392,233

Mixed Office Industrial – 0.3%
Goodman Group	5,089,400	3,647,583

		19,039,816

Food Beverage & Tobacco – 0.4%
Agricultural Products – 0.4%
Archer-Daniels-Midland Co.	55,100	2,048,618
Bunge Ltd.	29,100	2,100,147

		4,148,765

Total Common Stocks (cost $571,018,104)		675,710,324

INFLATION-LINKED SECURITIES – 32.7%
United States – 32.7%
U.S. Treasury Inflation Index
0.625%, 4/15/13 (TIPS)	37,795	39,416,071
2.00%, 4/15/12 (TIPS)	82,126	85,776,666
3.00%, 7/15/12 (TIPS)	59,807	63,951,757
3.375%, 1/15/12 (TIPS)	146,405	153,462,483

Total Inflation-Linked Securities (cost $340,016,228)		342,606,977

166	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 0.0%
Equity:Other – 0.0%
Diversified/Specialty – 0.0%
Henderson Land Development Co., Ltd., expiring 6/01/11(b) (cost $0)	368,400	$26,490

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.17%(c) (cost $7,324,653)	7,324,653	7,324,653

Total Investments – 97.9% (cost $918,358,985)		1,025,668,444
Other assets less liabilities – 2.1%		21,979,916

Net Assets – 100.0%		$1,047,648,360

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Aluminum HG Futures	181	March 2011	$10,824,198	$11,654,138	$829,940
Platinum Futures	80	April 2011	7,247,222	7,236,800	(10,422)
Soybean Futures	208	May 2011	13,843,041	14,193,400	350,359
Sold Contracts
Brent Crude Oil Futures	38	April 2011	3,659,721	4,248,400	(588,679)
Gasoline RBOB Futures	17	May 2011	2,070,584	2,077,097	(6,513)
Gold 100 OZ Futures	38	April 2011	5,122,306	5,357,620	(235,314)
Live Cattle Futures	283	April 2011	12,772,687	12,780,280	(7,593)
Nickel Futures	47	March 2011	7,164,135	8,171,514	(1,007,379)

					$(675,601)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	167

Multi-Asset Real Return Portfolio—Portfolio of Investments

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note C)

Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	145,358	1-Month USD-LIBOR-BBA Plus a specified spread*	$49,451	3/15/11	Barclays Bank PLC	$1,287,811
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	147,817	1-Month USD-LIBOR-BBA Plus a specified spread*	50,288	3/15/11	Barclays Bank PLC	1,309,597
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	43,985	1-Month USD-LIBOR-BBA Plus a specified spread*	14,964	3/15/11	Barclays Bank PLC	389,689
Receive	Dow Jones-UBS Grains Subindex 3 Month Forward	83,834	1-Month USD-LIBOR-BBA Plus a specified spread*	9,858	3/15/11	Citibank, N.A.	(27,359)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	146,942	1-Month USD-LIBOR-BBA Plus a specified spread*	49,990	4/15/11	Credit Suisse International	1,301,666
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	80,974	1-Month USD-LIBOR-BBA Plus a specified spread*	27,548	4/15/11	Credit Suisse International	717,298
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	108,257	1-Month USD-LIBOR-BBA Plus a specified spread*	36,829	4/15/11	Credit Suisse International	958,981
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	339,535	1-Month USD-LIBOR-BBA Plus a specified spread*	115,511	5/16/11	Goldman Sachs International	3,006,214

							$8,943,897

168	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Portfolio of Investments

*	BBA – British Bankers’ Association

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2011, the aggregate market value of these securities amounted to $5,478,040 or 0.5% of net assets.
(b)	Non-income producing security.
(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depository Receipt
GDR	– Global Depository Receipt
REIT	– Real Estate Investment Trust
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	169

Multi-Asset Real Return Portfolio—Portfolio of Investments

VOLATILITY MANAGEMENT

PORTFOLIO OF INVESTMENTS

February 28, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 35.5%
Financials – 8.5%
Capital Markets – 0.6%
Ameriprise Financial, Inc.	850	$53,822
Bank of New York Mellon Corp. (The)	4,250	129,157
Charles Schwab Corp. (The)	3,400	64,498
Credit Suisse Group AG	4,707	217,689
Daiwa Securities Group, Inc.	7,000	37,866
Deutsche Bank AG	3,891	250,932
E*Trade Financial Corp.(a)	670	10,707
Federated Investors, Inc. – Class B	300	8,268
Franklin Resources, Inc.	500	62,810
Goldman Sachs Group, Inc. (The)	1,800	294,804
Invesco Ltd.	1,550	41,602
Investec PLC	3,115	23,932
Janus Capital Group, Inc.	600	8,058
Julius Baer Group Ltd.	788	35,346
Legg Mason, Inc.	500	18,125
Macquarie Group Ltd.	1,440	55,975
Man Group PLC	7,387	34,516
Morgan Stanley	5,200	154,336
Nomura Holdings, Inc.	14,800	93,855
Northern Trust Corp.	850	43,834
Ratos AB	707	26,382
SBI Holdings, Inc.	32	5,069
State Street Corp.	1,750	78,260
T Rowe Price Group, Inc.	900	60,282
UBS AG(a)	15,207	301,749

		2,111,874

Commercial Banks – 2.2%
Alpha Bank AE(a)	3,410	22,731
Australia & New Zealand Banking Group Ltd.	10,586	261,636
Banca Monte dei Paschi di Siena SpA(a)	24,538	32,709
Banco Bilbao Vizcaya Argentaria SA	17,575	216,656
Banco de Sabadell SA	3,491	15,144
Banco de Valencia SA	30	151
Banco Espirito Santo SA	7,004	31,744
Banco Popular Espanol SA	2,801	16,942
Banco Santander SA	32,578	401,092
Bank Hapoalim BM(a)	5,232	23,741
Bank Leumi Le-Israel BM	5,181	23,873
Bank of Cyprus Public Co., Ltd.	1,125	4,343
Bank of East Asia Ltd.	2,200	9,572
Bank of Kyoto Ltd. (The)	3,000	28,916
Bank of Yokohama Ltd. (The)	5,000	26,990
Bankinter SA	1,056	6,966

170	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Barclays PLC	47,810	$248,116
BB&T Corp.	2,350	64,860
BNP Paribas	3,960	309,059
BOC Hong Kong Holdings Ltd.	15,500	48,199
Chiba Bank Ltd. (The)	3,000	20,585
Chuo Mitsui Trust Holdings, Inc.	7,000	29,897
Comerica, Inc.	600	23,340
Commerzbank AG(a)	3,167	27,396
Commonwealth Bank of Australia	6,471	351,747
Credit Agricole SA	3,877	68,062
Danske Bank A/S(a)	1,107	25,949
DBS Group Holdings Ltd.	7,000	78,210

Dexia SA(a)	87	380
DnB NOR ASA	4,130	63,921
Erste Group Bank AG	790	41,675
Fifth Third Bancorp	3,150	45,990
First Horizon National Corp.(a)	885	10,178
Fukuoka Financial Group, Inc.	7,000	31,786
Governor & Co. of the Bank of Ireland (The)(a)	29,288	14,034
Hachijuni Bank Ltd. (The)	2,000	12,698
Hang Seng Bank Ltd.	3,200	51,064
Hiroshima Bank Ltd. (The)	2,000	9,152
Hokuhoku Financial Group, Inc.	4,000	9,228
HSBC Holdings PLC	73,165	805,777
Huntington Bancshares, Inc.	2,950	20,178
Intesa Sanpaolo SpA	32,183	108,601
Iyo Bank Ltd. (The)	1,000	9,410
Joyo Bank Ltd. (The)	6,000	28,256
KBC Groep NV(a)	573	23,963
KeyCorp	3,000	27,420
Lloyds Banking Group PLC(a)	170,670	172,354
M&T Bank Corp.	400	35,220
Marshall & Ilsley Corp.	1,800	13,986
Mitsubishi UFJ Financial Group, Inc.	53,200	295,527
Mizuho Financial Group, Inc.	83,803	172,745
Mizuho Trust & Banking Co., Ltd.(a)	15,000	16,398
National Australia Bank Ltd.	8,863	234,328
National Bank of Greece SA(a)	3,995	37,141
Natixis(a)	7,272	43,382
Nordea Bank AB	13,514	153,734
Oversea-Chinese Banking Corp. Ltd.	10,000	72,595
PNC Financial Services Group, Inc.	1,800	111,060
Regions Financial Corp.	4,300	32,852
Resona Holdings, Inc.	7,400	40,427
Royal Bank of Scotland Group PLC(a)	72,666	53,302
Shizuoka Bank Ltd. (The)	3,000	28,276
Skandinaviska Enskilda Banken AB	4,240	38,568

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	171

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Societe Generale	2,628	$184,790
Standard Chartered PLC	9,478	250,682
Sumitomo Mitsui Financial Group, Inc.	5,600	211,914
Sumitomo Trust & Banking Co., Ltd. (The)	6,000	38,230
SunTrust Banks, Inc.	1,700	51,289
Svenska Handelsbanken AB	2,045	69,079
Swedbank AB(a)	3,399	59,891
UniCredit SpA	56,374	145,039
United Overseas Bank Ltd.	5,000	71,127
US Bancorp	6,600	183,018
Wells Fargo & Co.	18,150	585,519
Westpac Banking Corp.	12,441	300,268
Yamaguchi Financial Group, Inc.	1,000	10,372
Zions Bancorporation	600	14,016

		7,459,466

Consumer Finance – 0.1%
American Express Co.	3,592	156,503
Capital One Financial Corp.	1,600	79,632
Discover Financial Services	1,850	40,238
SLM Corp.(a)	1,650	24,453

		300,826

Diversified Financial Services – 0.7%
Bank of America Corp.	34,850	498,006
Citigroup, Inc.(a)	100,420	469,966
CME Group, Inc. – Class A	250	77,820
Criteria Caixacorp SA	4,652	33,694
Deutsche Boerse AG	815	62,668
Eurazeo	295	21,913
Exor SpA	1,030	31,440
Groupe Bruxelles Lambert SA	337	30,976
Hong Kong Exchanges and Clearing Ltd.	4,300	93,539
ING Groep NV(a)	20,704	259,722
IntercontinentalExchange, Inc.(a)	250	32,050
Investor AB	1,435	33,021
JPMorgan Chase & Co.	13,500	630,315
Kinnevik Investment AB	1,317	29,536
Leucadia National Corp.	650	21,535
Moody’s Corp.	700	22,330
NASDAQ OMX Group, Inc. (The)(a)	500	14,305
NYSE Euronext	900	33,300
ORIX Corp.	440	49,554
Pargesa Holding SA	356	32,838
Resolution Ltd.	9,699	45,593
Singapore Exchange Ltd.	2,000	12,463

		2,536,584

172	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 1.0%
ACE Ltd.	1,195	$75,584
Admiral Group PLC	991	27,206
Aegon NV(a)	535	4,118
Aflac, Inc.	1,650	97,119
Ageas	12,730	40,387
AIA Group Ltd.(a)	30,000	87,635
Allianz SE	1,822	263,115
Allstate Corp. (The)	1,850	58,793
American International Group, Inc.(a)	500	18,530
AMP Ltd.	9,684	52,569
AON Corp.	1,150	60,536
Assicurazioni Generali SpA	4,879	110,412
Assurant, Inc.	350	14,221
Aviva PLC	11,722	88,975
Berkshire Hathaway, Inc.(a)	6,000	523,680
Chubb Corp.	1,050	63,714
Cincinnati Financial Corp.	550	18,727
Dai-ichi Life Insurance Co., Ltd. (The)	33	59,687
Genworth Financial, Inc. – Class A(a)	1,650	21,829
Hartford Financial Services Group, Inc.	1,500	44,400
Insurance Australia Group Ltd.	8,282	30,835
Legal & General Group PLC	20,187	39,000
Lincoln National Corp.	1,050	33,306
Loews Corp.	1,100	47,575
Mapfre SA	11,118	41,316
Marsh & McLennan Cos., Inc.	1,850	56,314
MetLife, Inc.	3,111	147,337
MS&AD Insurance Group Holdings	2,200	58,111
Muenchener Rueckversicherungs AG	788	131,750
NKSJ Holdings, Inc.(a)	6,000	45,387
Principal Financial Group, Inc.	1,100	37,686
Progressive Corp. (The)	2,250	46,867
Prudential Financial, Inc.	1,700	111,911
Prudential PLC	10,609	122,722
QBE Insurance Group Ltd.	4,325	80,122
RSA Insurance Group PLC	13,580	30,953
Sampo Oyj – Class A	1,984	61,406
SCOR SE	854	25,086
Sony Financial Holdings, Inc.	7	29,837
Standard Life PLC	7,414	28,803
Suncorp-Metway Ltd.	3,312	28,432
Swiss Reinsurance Co., Ltd.	1,472	90,213
T&D Holdings, Inc.	1,150	33,398
Tokio Marine Holdings, Inc.	3,000	98,639
Torchmark Corp.	300	19,575
Travelers Cos., Inc. (The)	1,500	89,895

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	173

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Tryg AS	450	$23,438
Unum Group	1,050	27,856
XL Group PLC	1,100	25,685
Zurich Financial Services AG	619	179,809

		3,554,501

Real Estate Investment Trusts (REITs) – 1.8%
Ascendas Real Estate Investment Trust	81,000	127,925
British Land Co. PLC	40,118	380,624
CapitaMall Trust	103,600	147,935
CFS Retail Property Trust	116,541	223,886
Corio NV	4,147	275,224
Gecina SA	966	125,233
GPT Group	93,295	296,323
Hammerson PLC	34,858	264,130
ICADE	1,051	117,842
Japan Real Estate Investment Corp.	23	237,186
Klepierre	4,993	194,942
Land Securities Group PLC	34,052	424,391
Link REIT (The)	99,500	308,630
Mirvac Group	172,998	230,100
Nippon Building Fund, Inc.	25	262,654
Plum Creek Timber Co., Inc.	550	23,078
Stockland	105,253	409,557
Unibail-Rodamco SE	4,141	833,245
Westfield Group	104,141	1,038,301
Westfield Retail Trust	134,791	366,424

		6,287,630

Real Estate Management & Development – 2.1%
Aeon Mall Co., Ltd.	4,120	109,883
CapitaLand Ltd.	141,500	364,185
CapitaMalls Asia Ltd.	84,900	115,307
China Overseas Land & Investment Ltd.	168,000	280,809
City Developments Ltd.	31,600	278,153
Daito Trust Construction Co., Ltd.	200	16,389
Daiwa House Industry Co., Ltd.	2,000	25,697
Hang Lung Group Ltd.	3,000	18,417
Hang Lung Properties Ltd.	100,500	430,550
Henderson Land Development Co., Ltd.	51,300	327,650
IMMOFINANZ AG(a)	6,501	28,708
Keppel Land Ltd.	30,500	101,477
Kerry Properties Ltd.	32,000	156,112
Mitsubishi Estate Co., Ltd.	47,440	972,663
Mitsui Fudosan Co., Ltd.	39,040	834,345
New World Development Ltd.	127,800	232,231
Nomura Real Estate Holdings, Inc.	4,380	89,181

174	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

NTT Urban Development Corp.	84	$87,548
Sino Land Co., Ltd.	124,600	228,289
Sumitomo Realty & Development Co., Ltd.	19,990	539,098
Sun Hung Kai Properties Ltd.	85,500	1,389,514
Wharf Holdings Ltd.	62,500	412,937
Wheelock & Co., Ltd.	2,000	7,308

		7,046,451

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	1,800	20,700
People’s United Financial, Inc.	1,250	16,475

		37,175

		29,334,507

Industrials – 3.5%
Aerospace & Defense – 0.4%
BAE Systems PLC	14,402	77,017
Boeing Co. (The)	2,550	183,625
Cobham PLC	10,443	38,274
European Aeronautic Defence and Space Co. NV(a)	1,281	37,055
Finmeccanica SpA	2,371	29,685
General Dynamics Corp.	1,300	98,956
Goodrich Corp.	450	38,804
Honeywell International, Inc.	2,700	156,357
ITT Corp.	650	37,655
L-3 Communications Holdings, Inc.	400	31,716
Lockheed Martin Corp.	1,050	83,118
Northrop Grumman Corp.	1,000	66,680
Precision Castparts Corp.	500	70,875
Raytheon Co.	1,250	64,012
Rockwell Collins, Inc.	550	35,442
Rolls-Royce Group PLC(a)	7,748	77,767
Singapore Technologies Engineering Ltd.	13,000	32,711
Thales SA	649	24,586
United Technologies Corp.	3,200	267,328

		1,451,663

Air Freight & Logistics – 0.2%
C.H. Robinson Worldwide, Inc.	600	43,434
Deutsche Post AG	3,536	65,017
Expeditors International of Washington, Inc.	750	35,850
FedEx Corp.	1,100	99,022
Kuehne & Nagel International AG	245	32,953
TNT NV	2,764	72,542
United Parcel Service, Inc. – Class B	3,450	254,610
Yamato Holdings Co., Ltd.	1,700	27,360

		630,788

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	175

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Airlines – 0.1%
All Nippon Airways Co., Ltd.(a)	3,000	$10,851
Cathay Pacific Airways Ltd.	4,000	9,328
Deutsche Lufthansa (REG) (a)	1,666	34,132
International Consolidated Airlines Group SA(a)	8,889	32,441
Qantas Airways Ltd.(a)	13,601	32,448
Singapore Airlines Ltd.	2,000	21,374
Southwest Airlines Co.	2,550	30,166

		170,740

Building Products – 0.1%
Asahi Glass Co., Ltd.	4,000	55,929
Assa Abloy AB	1,453	40,693
Cie de St-Gobain	1,607	95,984
Daikin Industries Ltd.	1,000	33,953
Geberit AG	191	41,194
JS Group Corp.	1,000	24,355
Masco Corp.	1,200	16,308
TOTO Ltd.	1,000	8,401

		316,817

Commercial Services & Supplies – 0.1%
Aggreko PLC	1,053	24,778
Avery Dennison Corp.	350	13,972
Brambles Ltd.	4,045	29,319
Cintas Corp.	400	11,248
Dai Nippon Printing Co., Ltd.	2,000	27,075
Edenred(a)	469	12,358
G4S PLC	6,179	26,519
Iron Mountain, Inc.	650	16,900
Pitney Bowes, Inc.	700	17,626
Republic Services, Inc. – Class A	1,050	31,091
RR Donnelley & Sons Co.	700	13,034
Secom Co., Ltd.	900	45,436
Securitas AB	79	923
Serco Group PLC	3,921	34,718
Stericycle, Inc.(a)	300	25,926
Toppan Printing Co., Ltd.	3,000	27,601
Waste Management, Inc.	1,650	61,149

		419,673

Construction & Engineering – 0.1%
ACS Actividades de Construccion y Servicios SA	399	18,305
Bouygues SA	547	25,267
Ferrovial SA	2,415	29,086
Fluor Corp.	600	42,456
Fomento de Construcciones y Contratas SA	242	7,737
Hochtief AG	500	49,325

176	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Jacobs Engineering Group, Inc.(a)	450	$22,527
JGC Corp.	1,000	22,707
Kajima Corp.	4,000	10,723
Leighton Holdings Ltd.	815	25,846
Obayashi Corp.	2,000	8,997
Quanta Services, Inc.(a)	700	15,967
Shimizu Corp.	7,000	30,100
Skanska AB	1,000	20,543
Vinci SA	1,822	109,585

		439,171

Electrical Equipment – 0.3%
ABB Ltd. (REG)(a)	9,247	226,421
Alstom SA	464	27,690
Bekaert SA	160	17,357
Emerson Electric Co.	2,600	155,116
First Solar, Inc.(a)	200	29,478
Furukawa Electric Co., Ltd.	2,000	8,541
GS Yuasa Corp.	1,000	7,250
Legrand SA	1,711	71,821
Mitsubishi Electric Corp.	8,000	95,060
Nidec Corp.	500	46,639
Rockwell Automation, Inc.	500	43,865
Roper Industries, Inc.	350	29,445
Schneider Electric SA	1,004	166,296
Sumitomo Electric Industries Ltd.	3,200	46,959
Vestas Wind Systems A/S(a)	1,139	39,119

		1,011,057

Industrial Conglomerates – 0.6%
3M Co.	2,500	230,575
Delek Group Ltd.	2	477
Fraser and Neave Ltd.	2,000	8,855
General Electric Co.	36,800	769,856
Hankyu Hanshin Holdings, Inc.	5,000	24,144
Hutchison Whampoa Ltd.	9,000	106,289
Keppel Corp. Ltd.	5,000	44,431
Koninklijke Philips Electronics NV	4,120	134,629
Orkla ASA	3,785	34,487
SembCorp Industries Ltd.	3,000	11,282
Siemens AG	3,438	464,834
Smiths Group PLC	1,491	32,412
Textron, Inc.	950	25,735
Tyco International Ltd.	1,673	75,854

		1,963,860

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	177

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Warehouse Distribution – 0.3%
AMB Property Corp.	6,920	$251,750
DCT Industrial Trust, Inc.	8,660	48,669
EastGroup Properties, Inc.	1,080	49,172
First Industrial Realty Trust, Inc.(a)	2,550	28,586
First Potomac Realty Trust	2,000	32,260
Global Logistic Properties Ltd.(a)	74,200	110,851
Mapletree Logistics Trust	74,800	53,134
ProLogis	25,350	412,191
ProLogis European Properties(a)	5,850	40,392
Segro PLC	30,140	157,795
Warehouses De Pauw SCA	390	20,829

		1,205,629

Machinery – 0.7%
Alfa Laval AB	1,562	31,911
Amada Co., Ltd.	1,000	9,010
Atlas Copco AB	1,516	34,461
Atlas Copco AB – Class A	2,919	73,391
Caterpillar, Inc.	2,200	226,446
Cummins, Inc.	700	70,784
Danaher Corp.	1,850	93,610
Deere & Co.	1,500	135,225
Dover Corp.	650	41,763
Eaton Corp.	600	66,468
Fanuc Corp.	800	124,967
Fiat Industrial SpA(a)	3,629	50,679
Flowserve Corp.	200	24,994
Hexagon AB	1,337	29,525
Hino Motors Ltd.	2,000	11,108
Hitachi Construction Machinery Co., Ltd.	1,200	30,129
IHI Corp.	4,000	10,525
Illinois Tool Works, Inc.	1,725	93,323
Ingersoll-Rand PLC	1,105	50,057
Japan Steel Works Ltd. (The)	1,000	10,476
Joy Global, Inc.	359	34,959
Kawasaki Heavy Industries Ltd.	10,000	40,468
Komatsu Ltd.	4,000	122,715
Kone Oyj	549	29,963
Kubota Corp.	5,000	51,540
Kurita Water Industries Ltd.	1,000	28,454
Makita Corp.	300	12,702
MAN SE	273	34,793
Metso Oyj	538	27,830
Mitsubishi Heavy Industries Ltd.	13,000	55,353
NGK Insulators Ltd.	1,000	18,307
NTN Corp.	1,000	5,384

178	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

PACCAR, Inc.	1,250	$62,663
Pall Corp.	400	21,744
Parker Hannifin Corp.	550	49,049
Sandvik AB	4,213	80,859
Scania AB	1,009	22,504
Schindler Holding AG	322	36,520
SembCorp Marine Ltd.	7,000	29,608
SKF AB	1,285	35,865
SMC Corp.	200	34,330
Snap-On, Inc.	200	11,486
Sumitomo Heavy Industries Ltd.	4,000	28,218
THK Co., Ltd.	400	10,579
Vallourec SA	260	26,992
Volvo AB—Class B(a)	6,034	104,435
Wartsila Oyj	406	31,218
Weir Group PLC (The)	868	24,197
Zardoya Otis SA	1,413	22,018

		2,313,605

Marine – 0.0%
AP Moller – Maersk A/S (“A” Line of Shares)	5	48,153
AP Moller – Maersk A/S (“B” Line of Shares)	4	39,656
Kawasaki Kisen Kaisha Ltd.	2,000	8,753
Mitsui OSK Lines Ltd.	5,000	33,247
Nippon Yusen KK	6,000	26,537
Orient Overseas International Ltd.	500	4,061

		160,407

Mixed Office Industrial – 0.1%
Goodman Group	262,040	187,804
ING Industrial Fund	106,620	57,692

		245,496

Professional Services – 0.1%
Adecco SA	448	30,208
Bureau Veritas SA	607	46,873
Capita Group PLC (The)	2,071	24,425
Dun & Bradstreet Corp.	200	16,160
Equifax, Inc.	400	14,300
Experian PLC	2,795	35,445
Intertek Group PLC	1,297	38,026
Robert Half International, Inc.	500	15,950
SGS SA	13	22,644

		244,031

Road & Rail – 0.2%
Central Japan Railway Co.	6	53,776
CSX Corp.	1,300	97,058
East Japan Railway Co.	1,400	97,621
Keihin Electric Express Railway Co., Ltd.	1,000	8,267

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	179

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Keio Corp.	4,000	$26,772
Kintetsu Corp.	7,000	22,129
MTR Corp.	9,000	33,407
Nippon Express Co., Ltd.	7,000	30,253
Norfolk Southern Corp.	1,250	81,975
Odakyu Electric Railway Co., Ltd.	3,000	27,975
QR National Ltd.(a)	7,202	23,465
Ryder System, Inc.	150	7,175
Tobu Railway Co., Ltd.	2,000	9,743
Tokyu Corp.	5,000	23,223
Union Pacific Corp.	1,700	162,197
West Japan Railway Co.	7	29,080

		734,116

Trading Companies & Distributors – 0.2%
Fastenal Co.	500	31,065
ITOCHU Corp.	6,000	62,394
Marubeni Corp.	7,000	53,729
Mitsubishi Corp.	5,700	158,587
Mitsui & Co., Ltd.	7,300	133,444
Noble Group Ltd.	21,181	34,359
Sumitomo Corp.	4,700	69,829
Toyota Tsusho Corp.	600	11,393
Wolseley PLC(a)	1,073	37,360
WW Grainger, Inc.	200	26,642

		618,802

Transportation Infrastructure – 0.0%
Abertis Infraestructuras SA	1,041	20,950
Aeroports de Paris	505	44,769
Atlantia SpA	1,286	29,474
Auckland International Airport Ltd.	343	574
Transurban Group	5,712	31,165

		126,932

		12,052,787

Information Technology – 2.9%
Communications Equipment – 0.4%
Alcatel-lucent(a)	7,334	36,259
Cisco Systems, Inc.(a)	19,150	355,424
F5 Networks, Inc.(a)	300	35,403
Harris Corp.	450	20,997
JDS Uniphase Corp.(a)	750	18,502
Juniper Networks, Inc.(a)	1,800	79,200
Motorola Mobility Holdings, Inc.(a)	981	29,626
Motorola Solutions, Inc.(a)	1,128	43,586
Nokia Oyj	15,648	134,912
QUALCOMM, Inc.	5,600	333,648

180	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Telefonaktiebolaget LM Ericsson – Class B	12,584	$161,629
Tellabs, Inc.	1,250	6,738

		1,255,924

Computers & Peripherals – 0.6%
Apple, Inc.(a)	3,200	1,130,272
Dell, Inc.(a)	5,800	91,814
EMC Corp.(a)	7,100	193,191
Fujitsu Ltd.	8,000	54,250
Hewlett-Packard Co.	7,850	342,495
Lexmark International, Inc. – Class A(a)	250	9,383
Logitech International SA(a)	147	2,794
NEC Corp.	11,000	30,378
NetApp, Inc.(a)	1,250	64,575
SanDisk Corp.(a)	800	39,680
Toshiba Corp.	17,000	111,708
Western Digital Corp.(a)	800	24,464

		2,095,004

Electronic Equipment & Instruments & Components – 0.2%
Amphenol Corp. – Class A	600	34,488
Corning, Inc.	5,400	124,524
FLIR Systems, Inc.	550	17,765
Foxconn International Holdings Ltd.(a)	21,000	14,955
Fujifilm Holdings Corp.	1,900	66,895
Hamamatsu Photonics KK	300	11,572
Hirose Electric Co. Ltd.	100	11,466
Hitachi High-Technologies Corp.	400	9,328
Hitachi Ltd.	19,000	115,642
Hoya Corp.	1,800	43,189
Ibiden Co., Ltd.	200	6,937
Jabil Circuit, Inc.	650	13,929
Keyence Corp.	200	54,750
Kyocera Corp.	700	73,077
Molex, Inc.	450	12,569
Murata Manufacturing Co., Ltd.	800	59,639
Nippon Electric Glass Co., Ltd.	1,000	16,775
Omron Corp.	800	22,307
TDK Corp.	500	33,845

		743,652

Internet Software & Services – 0.2%
Akamai Technologies, Inc.(a)	600	22,518
eBay, Inc.(a)	3,950	132,345
Google, Inc. – Class A(a)	877	537,952
Monster Worldwide, Inc.(a)	400	6,860
United Internet AG	166	2,880
VeriSign, Inc.	600	21,174

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	181

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Yahoo! Japan Corp.	61	$22,997
Yahoo!, Inc.(a)	4,500	73,800

		820,526

IT Services – 0.4%
Amadeus IT Holding SA(a)	829	16,156
Automatic Data Processing, Inc.	1,700	85,000
Cap Gemini SA	502	29,350
Cognizant Technology Solutions Corp. – Class A(a)	1,050	80,713
Computer Sciences Corp.	550	26,472
Computershare Ltd.	2,690	26,417
Fidelity National Information Services, Inc.	900	29,151
Fiserv, Inc.(a)	500	31,635
International Business Machines Corp.	4,300	696,084
Mastercard, Inc. – Class A	350	84,196
Nomura Research Institute Ltd.	1,300	30,512
NTT Data Corp.	8	28,591
Paychex, Inc.	1,100	36,993
SAIC, Inc.(a)	1,000	16,340
Teradata Corp.(a)	550	26,301
Total System Services, Inc.	550	9,763
Visa, Inc. – Class A	1,702	124,331
Western Union Co. (The) – Class W	2,250	49,477

		1,427,482

Office Electronics – 0.1%
Brother Industries Ltd.	700	11,056
Canon, Inc.	4,700	227,289
Konica Minolta Holdings, Inc.	2,000	18,529
Ricoh Co., Ltd.	3,000	40,029
Xerox Corp.	4,750	51,062

		347,965

Semiconductors & Semiconductor Equipment – 0.4%
Advanced Micro Devices, Inc.(a)	1,950	17,960
Advantest Corp.	200	4,171
Altera Corp.	1,050	43,953
Analog Devices, Inc.	1,000	39,880
Applied Materials, Inc.	4,600	75,578
ARM Holdings PLC	4,000	39,969
ASML Holding NV	1,802	78,488
Broadcom Corp. – Class A	1,550	63,891
Elpida Memory, Inc.(a)	400	6,036
Infineon Technologies AG	3,835	42,129
Intel Corp.	19,250	413,297
KLA-Tencor Corp.	550	26,851
Linear Technology Corp.	750	25,920

182	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

LSI Corp.(a)	2,100	$13,209
MEMC Electronic Materials, Inc.(a)	750	10,178
Microchip Technology, Inc.	650	23,992
Micron Technology, Inc.(a)	2,950	32,833
National Semiconductor Corp.	800	12,400
Novellus Systems, Inc.(a)	300	11,988
NVIDIA Corp.(a)	2,000	45,320
Rohm Co., Ltd.	400	28,269
STMicroelectronics NV	2,898	37,231
Sumco Corp.(a)	1,500	27,583
Teradyne, Inc.(a)	600	11,178
Texas Instruments, Inc.	4,050	144,220
Tokyo Electron Ltd.	700	46,046
Xilinx, Inc.	900	29,925

		1,352,495

Software – 0.6%
Adobe Systems, Inc.(a)	1,750	60,375
Autodesk, Inc.(a)	800	33,640
Autonomy Corp. PLC(a)	942	25,173
BMC Software, Inc.(a)	600	29,700
CA, Inc.	1,300	32,214
Citrix Systems, Inc.(a)	650	45,604
Compuware Corp.(a)	750	8,445
Dassault Systemes SA	685	52,464
Electronic Arts, Inc.(a)	1,100	20,680
Intuit, Inc.(a)	950	49,951
Konami Corp.	500	10,570
McAfee, Inc.(a)	550	26,373
Microsoft Corp.	26,000	691,080
Nintendo Co., Ltd.	400	117,634
Novell, Inc.(a)	1,200	7,056
Oracle Corp.	13,350	439,215
Oracle Corp. Japan	300	14,166
Red Hat, Inc.(a)	650	26,832
Sage Group PLC (The)	7,385	34,131
Salesforce.com, Inc.(a)	400	52,908
SAP AG	3,586	216,697
Square Enix Holdings Co., Ltd.	200	3,734
Symantec Corp.(a)	2,650	47,779
Trend Micro, Inc.	400	12,499

		2,058,920

		10,101,968

Energy – 2.7%
Energy Equipment & Services – 0.4%
Baker Hughes, Inc.	1,500	106,575
Cameron International Corp.(a)	850	50,260

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	183

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Diamond Offshore Drilling, Inc.	250	$19,558
FMC Technologies, Inc.(a)	400	37,620
Fugro NV	457	38,443
Halliburton Co.	3,150	147,861
Helmerich & Payne, Inc.	350	22,747
Nabors Industries Ltd.(a)	950	27,047
National Oilwell Varco, Inc.	1,450	115,376
Noble Corp.	893	39,926
Petrofac Ltd.	951	21,533
Rowan Cos., Inc.(a)	400	17,068
Saipem SpA	758	38,293
Schlumberger Ltd.	4,742	442,998
Seadrill Ltd.	785	29,984
Subsea 7 SA	1,136	29,264
Technip SA	343	33,898
Tenaris SA	2,373	53,615
Transocean Ltd.(a)	1,317	108,542
WorleyParsons Ltd.	2,351	72,715

		1,453,323

Oil, Gas & Consumable Fuels – 2.3%
Anadarko Petroleum Corp.	1,700	139,111
Apache Corp.	1,350	168,237
BG Group PLC	14,129	344,050
BP PLC	78,510	632,921
Cabot Oil & Gas Corp.	350	15,981
Chesapeake Energy Corp.	2,250	80,123
Chevron Corp.	6,950	721,062
ConocoPhillips	5,100	397,137
Consol Energy, Inc.	800	40,568
Denbury Resources, Inc.(a)	1,350	32,711
Devon Energy Corp.	1,500	137,160
El Paso Corp.	2,400	44,640
ENI SpA	10,879	265,258
EOG Resources, Inc.	900	101,079
EQT Corp.	500	24,650
Exxon Mobil Corp.	17,463	1,493,610
Galp Energia SGPS SA	1,473	30,651
Hess Corp.	1,050	91,381
Idemitsu Kosan Co., Ltd.	100	11,825
Inpex Corp.	9	63,242
JX Holdings, Inc.	9,000	63,400
Marathon Oil Corp.	2,450	121,520
Massey Energy Co.	350	22,166
Murphy Oil Corp.	650	47,795
Newfield Exploration Co.(a)	450	32,756
Noble Energy, Inc.	600	55,596
Occidental Petroleum Corp.	2,800	285,516

184	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

OMV AG	455	$19,335
Origin Energy Ltd.	3,680	62,769
Peabody Energy Corp.	950	62,216
Pioneer Natural Resources Co.	400	40,936
QEP Resources, Inc.	618	24,442
Range Resources Corp.	550	29,865
Repsol YPF SA	3,061	102,755
Royal Dutch Shell PLC – Class A	14,816	532,973
Royal Dutch Shell PLC – Class B	11,265	402,704
Santos Ltd.	2,162	31,663
Southwestern Energy Co.(a)	1,200	47,376
Spectra Energy Corp.	2,200	58,850
Statoil ASA	4,663	123,122
Sunoco, Inc.	400	16,744
Tesoro Corp.(a)	450	10,701
TonenGeneral Sekiyu KK	3,000	35,427
Total SA	8,832	541,402
Tullow Oil PLC	3,706	86,580
Valero Energy Corp.	1,950	54,951
Williams Cos., Inc. (The)	2,000	60,720
Woodside Petroleum Ltd.	2,273	99,005

		7,908,682

		9,362,005

Consumer Discretionary – 2.6%
Auto Components – 0.1%
Aisin Seiki Co., Ltd.	800	30,640
Bridgestone Corp.	2,700	55,519
Cie Generale des Etablissements Michelin – Class B	728	59,337
Continental AG(a)	339	28,724
Denso Corp.	2,000	75,137
Goodyear Tire & Rubber Co. (The)(a)	800	11,344
Johnson Controls, Inc.	2,300	93,840
NGK Spark Plug Co., Ltd.	1,000	14,982
Nokian Renkaat Oyj	624	25,335
Stanley Electric Co., Ltd.	400	7,367
Toyota Boshoku Corp.	700	11,696
Toyota Industries Corp.	700	24,280

		438,201

Automobiles – 0.6%
Bayerische Motoren Werke AG	1,384	112,440
Daihatsu Motor Co., Ltd.	1,000	15,816
Daimler AG(a)	3,769	266,352
Fiat SpA	3,629	33,701
Ford Motor Co.(a)	12,920	194,446
Fuji Heavy Industries Ltd.	4,000	34,468

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	185

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Harley-Davidson, Inc.	800	$32,656
Honda Motor Co., Ltd.	6,900	301,131
Isuzu Motors Ltd.	3,000	13,566
Mazda Motor Corp.	10,000	25,898
Mitsubishi Motors Corp.(a)	16,000	22,774
Nissan Motor Co., Ltd.	10,400	106,861
Peugeot SA(a)	718	28,758
Porsche Automobil Holding SE (Preference Shares)	289	23,024
Renault SA(a)	587	35,996
Suzuki Motor Corp.	1,400	33,276
Toyota Motor Corp.	11,000	514,001
Volkswagen AG	282	42,898
Volkswagen AG (Preference Shares)	711	120,909
Yamaha Motor Co., Ltd.(a)	1,800	32,017

		1,990,988

Distributors – 0.0%
Genuine Parts Co.	550	28,979
Jardine Cycle & Carriage Ltd.	1,000	26,615
Li & Fung Ltd.	10,000	60,842

		116,436

Diversified Consumer Services – 0.0%
Apollo Group, Inc. – Class A(a)	450	20,367
Benesse Holdings, Inc.	600	27,265
DeVry, Inc.	200	10,850
H&R Block, Inc.	1,050	15,950

		74,432

Hotels, Restaurants & Leisure – 0.3%
Carnival Corp.	1,500	64,005
Carnival PLC	612	27,359
Compass Group PLC	7,861	70,734
Crown Ltd.	3,417	29,176
Darden Restaurants, Inc.	450	21,209
Genting Singapore PLC(a)	25,000	37,645
International Game Technology	1,000	16,460
Marriott International, Inc. – Class A	1,000	39,210
McDonald’s Corp.	3,650	276,232
OPAP SA	1,548	32,321
Oriental Land Co., Ltd.	200	20,024
Sands China Ltd.(a)	18,000	42,788
Sky City Entertainment Group Ltd.	1,522	3,738
Sodexo	418	28,767
Starbucks Corp.	2,550	84,099
Starwood Hotels & Resorts Worldwide, Inc.	650	39,715
TABCORP Holdings Ltd.	6,058	47,064
Wynn Macau Ltd.	16,000	43,238

186	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Wynn Resorts Ltd.	250	$30,733
Yum! Brands, Inc.	1,600	80,528

		1,035,045

Household Durables – 0.2%
DR Horton, Inc.	950	11,248
Electrolux AB	609	15,272
Fortune Brands, Inc.	550	34,023
Harman International Industries, Inc.	250	12,160
Leggett & Platt, Inc.	500	11,530
Lennar Corp. – Class A	500	10,080
Newell Rubbermaid, Inc.	1,000	19,340
Panasonic Corp.	8,200	110,765
Pulte Group, Inc.(a)	1,150	7,935
Rinnai Corp.	200	12,296
Sekisui Chemical Co., Ltd.	1,000	7,902
Sekisui House Ltd.	2,000	20,750
Sharp Corp.	4,000	43,579
Sony Corp.	4,200	154,638
Stanley Black & Decker, Inc.	600	45,498
Whirlpool Corp.	250	20,625

		537,641

Internet & Catalog Retail – 0.1%
Amazon.com, Inc.(a)	1,250	216,612
Dena Co., Ltd.	939	36,444
Expedia, Inc.	650	12,909
NetFlix, Inc.(a)	150	31,001
priceline.com, Inc.(a)	200	90,776
Rakuten, Inc.	30	26,663

		414,405

Leisure Equipment & Products – 0.1%
Hasbro, Inc.	450	20,205
Mattel, Inc.	1,200	30,072
Nikon Corp.	1,300	30,539
Sankyo Co., Ltd.	200	11,328
Sega Sammy Holdings, Inc.	700	15,973
Shimano, Inc.	200	9,960

		118,077

Media – 0.6%
British Sky Broadcasting Group PLC	5,044	64,532
Cablevision Systems Corp.	800	29,480
CBS Corp. – Class B	2,350	56,071
Comcast Corp. – Class A	9,600	247,296
Dentsu, Inc.	1,100	35,118
DIRECTV – Class A(a)	2,900	133,313
Discovery Communications, Inc. – Class A(a)	950	40,955

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	187

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Eutelsat Communications	1,123	$44,817
Fuji Media Holdings, Inc.	5	8,449
Gannett Co., Inc.	800	13,208
Interpublic Group of Cos., Inc. (The)(a)	1,650	21,780
McGraw-Hill Cos., Inc. (The)	1,050	40,614
Modern Times Group AB	353	23,624
News Corp. – Class A	7,850	136,354
Omnicom Group, Inc.	1,050	53,445
Pearson PLC	3,391	57,837
Publicis Groupe SA	877	50,025
Reed Elsevier NV	4,977	65,651
Reed Elsevier PLC	3,309	29,545
Scripps Networks Interactive, Inc. – Class A	300	15,582
SES SA (FDR)	1,731	44,569
Singapore Press Holdings Ltd.	1,000	3,053
Time Warner Cable, Inc. – Class A	1,250	90,225
Time Warner, Inc.	3,850	147,070
Viacom, Inc. – Class B	2,100	93,786
Vivendi SA	5,137	146,409
Walt Disney Co. (The)	6,550	286,497
Washington Post Co. (The) – Class B	50	21,655
WPP PLC	5,248	72,225

		2,073,185

Multiline Retail – 0.1%
Big Lots, Inc.(a)	250	10,258
Family Dollar Stores, Inc.	450	22,536
Isetan Mitsukoshi Holdings Ltd.	2,300	27,865
JC Penney Co., Inc.	800	27,968
Kohl’s Corp.(a)	1,000	53,890
Macy’s, Inc.	1,450	34,655
Marks & Spencer Group PLC	4,790	26,970
Next PLC	1,569	50,398
Nordstrom, Inc.	600	27,156
PPR	190	28,826
Sears Holdings Corp.(a)	150	12,497
Target Corp.	2,450	128,747

		451,766

Specialty Retail – 0.3%
Abercrombie & Fitch Co. – Class A	300	17,211
AutoNation, Inc.(a)	200	6,728
AutoZone, Inc.(a)	100	25,795
Bed Bath & Beyond, Inc.(a)	900	43,335
Best Buy Co., Inc.	1,100	35,464
CarMax, Inc.(a)	773	27,341
Esprit Holdings Ltd.	4,000	19,687

188	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Fast Retailing Co., Ltd.	200	$31,401
GameStop Corp. – Class A(a)	500	9,975
Gap, Inc. (The)	1,500	33,795
Hennes & Mauritz AB – Class B	4,272	139,585
Home Depot, Inc.	5,650	211,705
Inditex SA	912	66,092
Kingfisher PLC	7,188	29,720
Limited Brands, Inc.	900	28,818
Lowe’s Cos., Inc.	4,750	124,307
Nitori Holdings Co., Ltd.	350	30,989
O’Reilly Automotive, Inc.(a)	500	27,790
RadioShack Corp.	350	5,180
Ross Stores, Inc.	400	28,816
Shimamura Co., Ltd.	100	9,687
Staples, Inc.	2,500	53,250
Tiffany & Co.	450	27,698
TJX Cos., Inc.	1,350	67,324
Urban Outfitters, Inc.(a)	450	17,271
Yamada Denki Co., Ltd.	340	25,972

		1,144,936

Textiles, Apparel & Luxury Goods – 0.2%
Adidas AG	874	56,128
Burberry Group PLC	2,317	45,157
Christian Dior SA	238	34,305
Cie Financiere Richemont SA	2,181	124,805
Coach, Inc.	1,000	54,920
Luxottica Group SpA	932	28,954
LVMH Moet Hennessy Louis Vuitton SA	1,023	161,339
NIKE, Inc. – Class B	1,350	120,190
Pandora A/S(a)	235	13,701
Polo Ralph Lauren Corp. – Class A	250	31,678
Swatch Group AG (The) (SWX Exchange)	144	61,338
VF Corp.	300	28,701

		761,216

		9,156,328

Consumer Staples – 2.5%
Beverages – 0.5%
Anheuser-Busch InBev NV	3,017	168,493
Asahi Breweries Ltd.	1,600	30,929
Brown-Forman Corp. – Class B	350	24,203
Carlsberg A/S	534	56,718
Coca Cola Hellenic Bottling Co. SA	672	18,291
Coca-Cola Amatil Ltd.	2,530	30,606
Coca-Cola Co. (The)	8,050	514,556
Coca-Cola Enterprises, Inc.	1,150	30,245
Constellation Brands, Inc. – Class A(a)	600	12,192

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	189

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Diageo PLC	10,468	$204,655
Dr Pepper Snapple Group, Inc.	750	27,045
Foster’s Group Ltd.	5,254	30,628
Heineken NV	995	51,314
Kirin Holdings Co., Ltd.	3,000	42,953
Molson Coors Brewing Co. – Class B	550	25,152
PepsiCo, Inc.	5,500	348,810
Pernod-Ricard SA	827	76,195
SABMiller PLC	3,969	133,708

		1,826,693

Food & Staples Retailing – 0.6%
Aeon Co., Ltd.	2,500	31,543
Carrefour SA	2,504	122,974
Colruyt SA	451	22,665
Costco Wholesale Corp.	1,500	112,185
CVS Caremark Corp.	4,700	155,382
Delhaize Group SA	310	23,946
FamilyMart Co., Ltd.	500	18,937
J Sainsbury PLC	910	5,622
Jeronimo Martins SGPS SA	227	3,638
Kesko Oyj	31	1,335
Koninklijke Ahold NV	4,980	66,890
Kroger Co. (The)	2,200	50,380
Lawson, Inc.	600	29,545
Metro AG	437	32,017
Safeway, Inc.	1,250	27,275
Seven & I Holdings Co., Ltd.	3,100	86,531
SUPERVALU, Inc.	700	6,041
Sysco Corp.	2,000	55,580
Tesco PLC	33,518	220,155
Wal-Mart Stores, Inc.	6,753	351,021
Walgreen Co.	3,200	138,688
Wesfarmers Ltd.	4,200	141,670
Wesfarmers Ltd. (Partially Protected Shares)	1,163	39,668
Whole Foods Market, Inc.	500	29,280
Woolworths Ltd.	5,184	142,221

		1,915,189

Food Products – 0.7%
Ajinomoto Co., Inc.	3,000	34,559
Archer-Daniels-Midland Co.	2,200	81,796
Aryzta AG	558	26,082
Associated British Foods PLC	1,500	23,573
Campbell Soup Co.	650	21,879
ConAgra Foods, Inc.	1,500	34,740
Danone	2,437	152,744
Dean Foods Co.(a)	600	6,336
General Mills, Inc.	2,200	81,708

190	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Golden Agri-Resources Ltd.	44,000	$22,569
Hershey Co. (The)	550	28,776
HJ Heinz Co.	1,100	55,242
Hormel Foods Corp.	500	13,700
JM Smucker Co. (The)	400	27,536
Kellogg Co.	900	48,204
Kerry Group PLC	712	25,948
Kraft Foods, Inc. – Class A	6,000	191,040
Lindt & Spruengli AG	1	31,318
McCormick & Co., Inc.	450	21,443
Mead Johnson Nutrition Co. – Class A	700	41,895
MEIJI Holdings Co., Ltd.	600	28,291
Nestle SA	13,790	780,776
Nissin Foods Holdings Co., Ltd.	400	14,379
Parmalat SpA	9,597	29,424
Sara Lee Corp.	2,200	37,664
Tyson Foods, Inc. – Class A	1,000	18,630
Unilever NV	6,807	205,312
Unilever PLC	5,363	159,006
Wilmar International Ltd.	8,000	32,034
Yakult Honsha Co., Ltd.	900	25,472

		2,302,076

Household Products – 0.3%
Clorox Co.	500	33,880
Colgate-Palmolive Co.	1,700	133,484
Henkel AG & Co. KGaA	915	46,718
Henkel AG & Co. KGaA (Preference Shares)	626	37,718
Kimberly-Clark Corp.	1,400	92,260
Procter & Gamble Co. (The)	9,700	611,585
Reckitt Benckiser Group PLC	2,575	132,756
Unicharm Corp.	300	11,615

		1,100,016

Personal Products – 0.1%
Avon Products, Inc.	1,450	40,325
Beiersdorf AG	454	27,253
Estee Lauder Cos., Inc. (The) – Class A	400	37,764
Kao Corp.	2,300	62,125
L’Oreal SA	1,002	116,585
Shiseido Co., Ltd.	1,400	28,571

		312,623

Tobacco – 0.3%
Altria Group, Inc.	7,200	182,664
British American Tobacco PLC	8,344	334,294
Imperial Tobacco Group PLC	4,255	136,544
Japan Tobacco, Inc.	19	78,596
Lorillard, Inc.	500	38,385

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	191

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Philip Morris International, Inc.	6,250	$392,375
Reynolds American, Inc.	1,150	39,468
Swedish Match AB	501	15,827

		1,218,153

		8,674,750

Health Care – 2.4%
Biotechnology – 0.2%
Actelion Ltd.(a)	892	49,503
Amgen, Inc.(a)	3,250	166,822
Biogen Idec, Inc.(a)	850	58,140
Celgene Corp.(a)	1,600	84,960
Cephalon, Inc.(a)	250	14,078
CSL Ltd.	2,404	87,332
Genzyme Corp.(a)	900	67,905
Gilead Sciences, Inc.(a)	2,800	109,144

		637,884

Health Care Equipment & Supplies – 0.3%
Baxter International, Inc.	2,000	106,300
Becton Dickinson and Co.	800	64,000
Boston Scientific Corp.(a)	5,250	37,590
CareFusion Corp.(a)	750	20,490
Cie Generale d’Optique Essilor International SA	840	60,029
CR Bard, Inc.	350	34,216
DENTSPLY International, Inc.	500	18,685
Fresenius SE	873	79,803
Getinge AB	1,073	26,207
Intuitive Surgical, Inc.(a)	150	49,193
Medtronic, Inc.	3,700	147,704
Olympus Corp.	900	26,455
Smith & Nephew PLC	2,561	29,665
Sonova Holding AG	15	1,994
St Jude Medical, Inc.(a)	1,200	57,456
Stryker Corp.	1,200	75,912
Synthes, Inc.	191	26,222
Terumo Corp.	700	38,441
Varian Medical Systems, Inc.(a)	400	27,712
Zimmer Holdings, Inc.(a)	700	43,638

		971,712

Health Care Providers & Services – 0.3%
Aetna, Inc.	1,350	50,436
AmerisourceBergen Corp. – Class A	950	36,015
Cardinal Health, Inc.	1,200	49,968
CIGNA Corp.	950	39,966
Coventry Health Care, Inc.(a)	500	15,100

192	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

DaVita, Inc.(a)	350	$27,780
Express Scripts, Inc. – Class A(a)	1,800	101,196
Fresenius Medical Care AG & Co. KGaA	508	33,691
Humana, Inc.(a)	600	39,006
Laboratory Corp. of America Holdings(a)	350	31,546
McKesson Corp.	900	71,352
Medco Health Solutions, Inc.(a)	1,450	89,378
Patterson Cos., Inc.	300	10,014
Quest Diagnostics, Inc.	550	31,213
Sonic Healthcare Ltd.	2,147	24,751
Tenet Healthcare Corp.(a)	1,650	11,847
UnitedHealth Group, Inc.	3,800	161,804
WellPoint, Inc.(a)	1,350	89,734

		914,797

Health Care Technology – 0.0%
Cerner Corp.(a)	250	25,113

Life Sciences Tools & Services – 0.1%
Agilent Technologies, Inc.(a)	1,200	50,496
Life Technologies Corp.(a)	650	34,690
PerkinElmer, Inc.	400	10,600
Thermo Fisher Scientific, Inc.(a)	1,350	75,357
Waters Corp.(a)	300	24,915

		196,058

Pharmaceuticals – 1.5%
Abbott Laboratories	5,350	257,335
Allergan, Inc.	1,050	77,878
Astellas Pharma, Inc.	1,900	74,710
AstraZeneca PLC	6,025	294,817
Bayer AG	3,455	268,486
Bristol-Myers Squibb Co.	5,900	152,279
Chugai Pharmaceutical Co., Ltd.	1,500	28,906
Daiichi Sankyo Co., Ltd.	2,800	60,134
Dainippon Sumitomo Pharma Co., Ltd.	1,000	9,724
Eisai Co., Ltd.	1,100	41,208
Elan Corp. PLC(a)	4,431	28,470
Eli Lilly & Co.	3,500	120,960
Forest Laboratories, Inc.(a)	950	30,780
GlaxoSmithKline PLC	21,697	416,504
Hisamitsu Pharmaceutical Co., Inc.	500	20,223
Hospira, Inc.(a)	600	31,710
Johnson & Johnson	9,500	583,680
Merck & Co., Inc.	10,650	346,870
Mitsubishi Tanabe Pharma Corp.	1,000	16,953
Mylan, Inc.(a)	1,500	34,305
Novartis AG	8,817	495,486
Novo Nordisk A/S – Class B	1,820	229,397
Ono Pharmaceutical Co., Ltd.	600	31,415

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	193

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Pfizer, Inc.	27,650	$531,986
Roche Holding AG	2,936	442,873
Sanofi-Aventis SA	4,382	303,006
Shionogi & Co., Ltd.	1,200	22,799
Shire PLC	2,349	66,524
Taisho Pharmaceutical Co., Ltd.	1,000	21,912
Takeda Pharmaceutical Co., Ltd.	3,100	154,442
Teva Pharmaceutical Industries Ltd.	3,835	192,620
UCB SA	10	372
Watson Pharmaceuticals, Inc.(a)	450	25,196

		5,413,960

		8,159,524

Equity:Other – 2.0%
Diversified/Specialty – 1.3%
Affine SA	100	2,681
Alexandria Real Estate Equities, Inc.	2,260	181,252
Allgreen Properties Ltd.	32,100	26,353
American Assets Trust, Inc.(a)	1,300	28,028
Artis Real Estate Investment Trust	3,100	43,969
Azrieli Group(a)	1,400	38,443
BioMed Realty Trust, Inc.	5,250	95,287
CA Immobilien Anlagen AG(a)	3,540	60,890
Campus Crest Communities, Inc.	1,200	17,184
Canadian Real Estate Investment Trust	2,700	92,182
CapLease, Inc.	2,300	12,351
CB Richard Ellis Group, Inc. – Class A(a)	1,000	25,040
Cheung Kong Holdings Ltd.	6,000	93,889
Cofinimmo	570	79,504
Corrections Corp. of America(a)	4,520	112,277
Country Garden Holdings Co.	140,500	56,054
Cousins Properties, Inc.	4,214	35,735
Daejan Holdings PLC	200	9,412
Dexus Property Group	199,080	174,159
DIC Asset AG	1,200	17,154
Digital Realty Trust, Inc.	3,660	215,281
Dundee Real Estate Investment Trust	1,700	55,101
DuPont Fabros Technology, Inc.	2,390	58,364
Eurobank Properties Real Estate Investment Co.	820	7,480
F&C Commercial Property Trust Ltd.	20,800	34,355
FKP Property Group	36,190	32,096
Fonciere Des Regions	970	105,388
Forest City Enterprises, Inc.(a)	5,560	105,084
Franklin Street Properties Corp.	3,220	48,397
H&R Real Estate Investment Trust	5,900	129,714
Helical Bar PLC	4,770	21,756
Hopson Development Holdings Ltd.(a)	29,500	32,794

194	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Hysan Development Co., Ltd.	32,500	$147,859
ING UK Real Estate Income Trust Ltd.	14,200	11,707
Inmobiliaria Colonial SA(a)	139,400	15,199
Investors Real Estate Trust	3,110	28,985
Invista Foundation Property	14,700	9,182
IRP Property Investments Ltd.	3,410	4,543
ISIS Property Ltd.	2,280	3,796
Kenedix Realty Investment Corp. – Class A	10	47,399
Kiwi Income Property Trust	40,000	30,172
Klovern AB	4,890	25,478
Kungsleden AB	5,600	54,824
Lamda Development SA(a)	500	2,656
Lexington Realty Trust	5,480	51,896
London & Stamford Property PLC	22,400	45,700
Minerva PLC(a)	6,670	10,843
Morguard Real Estate Investment Trust	1,700	24,672
Mucklow (A & J) Group PLC	1,000	4,877
New World China Land Ltd.	73,800	28,173
Nieuwe Steen Investments Funds NV	1,750	35,958
Premier Investment Corp.	5	24,350
Quintain Estates & Development PLC(a)	21,370	14,980
Shui On Land Ltd.	108,400	51,392
Singapore Land Ltd.	7,000	39,993
Soho China Ltd.	86,000	62,125
ST Modwen Properties PLC	6,200	16,701
Standard Life Investment Property Income Trust PLC	4,700	4,985
Suntec Real Estate Investment Trust	90,000	104,978
Swire Pacific Ltd.	3,000	42,101
TAG Immobilien AG(a)	2,420	23,543
Tokyu Land Corp.	15,870	91,271
Tokyu REIT, Inc.	5	34,366
Top REIT, Inc.	7	45,356
UK Commercial Property Trust Ltd.	14,800	18,574
Unite Group PLC(a)	6,580	21,444
United Urban Investment Corp.	48	62,835
Vornado Realty Trust	8,070	753,174
Washington Real Estate Investment Trust	2,590	80,912
Wereldhave Belgium NV	50	4,934
Wereldhave NV	870	88,383
Weyerhaeuser Co.	1,842	44,963
Wihlborgs Fastigheter AB	1,560	45,059
Winthrop Realty Trust	800	9,760

		4,317,752

Health Care – 0.6%
Chartwell Seniors Housing Real Estate Investment Trust	5,800	52,177

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	195

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Extendicare Real Estate Investment Trust	3,300	$34,238
HCP, Inc.	16,460	625,480
Health Care REIT, Inc.	6,470	337,864
Healthcare Realty Trust, Inc.	2,550	59,415
LTC Properties, Inc.	1,000	29,220
Medical Properties Trust, Inc.	4,580	53,723
National Health Investors, Inc.	1,200	57,024
National Healthcare Corp.	420	19,992
Nationwide Health Properties, Inc.	5,200	222,248
Omega Healthcare Investors, Inc.	3,990	95,640
Primary Health Properties PLC	2,540	13,647
Senior Housing Properties Trust	5,830	143,068
Universal Health Realty Income Trust	460	18,294
Ventas, Inc.	7,000	387,940

		2,149,970

Triple Net – 0.1%
Agree Realty Corp.	400	10,212
Entertainment Properties Trust	1,910	91,050
Getty Realty Corp.	900	26,478
National Retail Properties, Inc.	3,470	89,144
Realty Income Corp.	4,720	169,778

		386,662

		6,854,384

Materials – 1.9%
Chemicals – 0.7%
Air Liquide SA	1,182	153,028
Air Products & Chemicals, Inc.	750	69,000
Airgas, Inc.	250	15,645
Akzo Nobel NV	1,204	81,842
Asahi Kasei Corp.	5,000	34,673
BASF SE	3,838	320,012
CF Industries Holdings, Inc.	250	35,320
Daicel Chemical Industries Ltd.	1,000	6,875
Dow Chemical Co. (The)	4,000	148,640
Eastman Chemical Co.	250	23,353
Ecolab, Inc.	800	38,912
EI du Pont de Nemours & Co.	3,150	172,840
FMC Corp.	250	19,360
Givaudan SA	29	28,919
Hitachi Chemical Co., Ltd.	1,400	32,541
Incitec Pivot Ltd.	9,134	41,212
International Flavors & Fragrances, Inc.	250	14,238
Israel Chemicals Ltd.	1,823	30,357
Israel Corp. Ltd. (The)(a)	25	29,649
JSR Corp.	1,500	32,261
K&S AG	15	1,160

196	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Kansai Paint Co., Ltd.	1,000	$9,526
Kuraray Co., Ltd.	1,500	21,304
Lanxess AG	343	25,558
Linde AG	706	107,898
Makhteshim-Agan Industries Ltd.(a)	319	1,593
Mitsubishi Chemical Holdings Corp.	5,500	40,336
Mitsubishi Gas Chemical Co., Inc.	1,000	7,755
Mitsui Chemicals, Inc.	9,000	33,800
Monsanto Co.	1,850	132,997
Nitto Denko Corp.	700	42,448
Novozymes A/S	202	28,233
Orica Ltd.	1,047	27,675
PPG Industries, Inc.	550	48,609
Praxair, Inc.	1,050	104,349
Sherwin-Williams Co. (The)	300	24,636
Shin-Etsu Chemical Co., Ltd.	1,700	98,285
Showa Denko KK	4,000	8,819
Sigma-Aldrich Corp.	400	25,556
Sika AG	1	2,143
Solvay SA	253	29,671
Sumitomo Chemical Co., Ltd.	7,000	37,887
Syngenta AG	395	132,685
Taiyo Nippon Sanso Corp.	3,000	26,823
Toray Industries, Inc.	6,000	45,545
Ube Industries Ltd.	3,000	9,747
Umicore SA	530	26,722
Wacker Chemie AG	219	40,425
Yara International ASA	733	38,919

		2,509,781

Construction Materials – 0.1%
CRH PLC (London)	2,957	68,102
Fletcher Building Ltd.	4,230	28,071
HeidelbergCement AG	941	66,089
Holcim Ltd.	1,025	75,308
Lafarge SA	838	50,907
Vulcan Materials Co.	450	20,632

		309,109

Containers & Packaging – 0.0%
Amcor Ltd.	391	2,772
Ball Corp.	600	21,660
Bemis Co., Inc.	350	11,498
Owens-Illinois, Inc.(a)	550	16,769
Sealed Air Corp.	550	15,136
Toyo Seikan Kaisha Ltd.	1,600	29,442

		97,277

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	197

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 1.0%
AK Steel Holding Corp.	350	$5,593
Alcoa, Inc.	3,500	58,975
Allegheny Technologies, Inc.	350	23,478
Alumina Ltd.	19,342	47,386
Anglo American PLC	5,510	298,883
Antofagasta PLC	1,780	40,765
ArcelorMittal (Euronext Amsterdam)	3,587	131,738
BHP Billiton Ltd.	14,024	662,692
BHP Billiton PLC	9,222	365,554
Boliden AB	1,951	41,718
Cliffs Natural Resources, Inc.	500	48,535
Eramet	52	18,797
Eurasian Natural Resources Corp. PLC	2,481	38,926
Fortescue Metals Group Ltd.(a)	8,833	60,283
Freeport-McMoRan Copper & Gold, Inc.	3,250	172,087
Fresnillo PLC	1,708	44,315
JFE Holdings, Inc.	1,900	60,172
Kazakhmys PLC	928	21,813
Kobe Steel Ltd.	10,000	27,370
Newcrest Mining Ltd.	3,194	123,449
Newmont Mining Corp.	1,700	93,959
Nippon Steel Corp.	21,000	76,373
Norsk Hydro ASA	4,164	34,354
Nucor Corp.	1,100	52,756
Outokumpu Oyj	1,228	22,046
OZ Minerals Ltd.	24,439	40,661
Randgold Resources Ltd.(a)	278	22,513
Rio Tinto Ltd.	1,821	159,002
Rio Tinto PLC	6,057	426,513
SSAB AB – Class A	1,547	24,317
Sumitomo Metal Industries Ltd.	14,000	35,575
Sumitomo Metal Mining Co., Ltd.	2,000	37,889
ThyssenKrupp AG	819	34,179
Titanium Metals Corp.(a)	300	5,697
United States Steel Corp.	500	28,745
Voestalpine AG	727	33,615
Xstrata PLC	8,597	196,623

		3,617,346

Paper & Forest Products – 0.1%
International Paper Co.	1,500	41,670
MeadWestvaco Corp.	550	16,143
Nippon Paper Group, Inc.	1,000	27,505
OJI Paper Co., Ltd.	6,000	29,868
Stora Enso Oyj	2,992	33,705
Svenska Cellulosa AB – Class B	1,716	28,359
UPM-Kymmene Oyj	1,790	35,546

		212,796

		6,746,309

198	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Retail – 1.4%
Regional Mall – 0.7%
Alexander’s, Inc.	140	$55,402
CBL & Associates Properties, Inc.	5,690	101,567
General Growth Properties, Inc.	19,500	310,440
Glimcher Realty Trust	4,080	37,536
Macerich Co. (The)	5,370	271,937
Pennsylvania Real Estate Investment Trust	2,210	31,912
Simon Property Group, Inc.	13,070	1,438,223
Taubman Centers, Inc.	1,750	97,090

		2,344,107

Shopping Center/Other Retail – 0.7%
Acadia Realty Trust	1,660	32,868
Bunnings Warehouse Property Trust	17,560	31,624
Calloway Real Estate Investment Trust	4,000	102,064
Capital & Counties Properties PLC	25,580	62,210
Capital Shopping Centres Group	26,480	170,225
Cedar Shopping Centers, Inc.	2,550	15,453
Charter Hall Retail REIT	12,576	41,196
Citycon Oyj	7,580	33,472
Crombie Real Estate Investment Trust	1,400	18,834
Deutsche Euroshop AG	2,115	79,839
Developers Diversified Realty Corp.	10,470	149,721
Development Securities PLC	5,070	16,979
Equity One, Inc.	2,030	38,854
Eurocommercial Properties N.V.	1,590	76,233
Federal Realty Investment Trust	2,530	212,975
First Capital Realty, Inc.	2,680	44,880
Immobiliare Grande Distribuzione	4,900	10,278
Inland Real Estate Corp.	3,500	32,970
Japan Retail Fund Investment Corp.	64	110,156
Kimco Realty Corp.	18,180	352,328
Kite Realty Group Trust	2,600	14,664
Mercialys SA	1,890	71,850
Primaris Retail Real Estate Investment Trust	2,800	58,793
Ramco-Gershenson Properties Trust	1,530	20,670
Regency Centers Corp.	3,420	154,755
RioCan Real Estate Investment Trust (Toronto)	10,300	256,771
Saul Centers, Inc.	590	27,140
Shaftesbury PLC	9,260	71,772
Tanger Factory Outlet Centers	3,340	89,011
Urstadt Biddle Properties, Inc.	800	15,512
Vastned Retail NV	810	57,813
Weingarten Realty Investors	4,970	128,574

		2,600,484

		4,944,591

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	199

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Office – 1.3%
Office – 1.3%
Allied Properties Real Estate Investment Trust	1,700	$38,898
Allreal Holding AG	330	51,040
Alstria Office REIT-AG	1,320	20,219
Befimmo SCA Sicafi	670	55,963
Beni Stabili SpA	39,400	40,421
Boston Properties, Inc.	6,250	599,500
Brandywine Realty Trust	5,400	66,420
Brookfield Properties Corp.	15,500	271,854
CapitaCommercial Trust	86,700	94,135
Castellum AB	7,060	101,005
Champion REIT	103,700	59,691
Charter Hall Office REIT	20,313	66,186
CLS Holdings PLC(a)	1,020	10,115
Cominar Real Estate Investment Trust	2,600	59,062
Commonwealth Property Office Fund	96,290	84,127
CommonWealth REIT	2,930	84,120
Corporate Office Properties Trust	2,750	98,643
Derwent London PLC	4,200	115,912
Douglas Emmett, Inc.	3,790	71,063
Duke Realty Corp.	10,360	145,765
Fabege AB	6,640	71,880
Government Properties Income Trust	1,220	33,147
Great Portland Estates PLC	12,780	80,554
Highwoods Properties, Inc.	2,930	99,415
Hongkong Land Holdings Ltd.	69,000	474,544
Hufvudstaden AB – Class A	6,080	71,307
ING Office Fund	112,230	70,034
Intervest Offices	250	8,260
Japan Prime Realty Investment Corp.	29	80,831
Kilroy Realty Corp.	2,120	82,150
Liberty Property Trust	4,630	156,355
Mack-Cali Realty Corp.	3,220	109,287
Mori Trust Sogo Reit, Inc.	4	41,959
Nomura Real Estate Office Fund, Inc.	13	88,297
Norwegian Property ASA(a)	20,500	36,564
Orix JREIT, Inc.	10	57,687
Parkway Properties, Inc.	900	14,589
Piedmont Office Realty Trust, Inc.	2,900	58,000
PS Business Parks, Inc.	790	49,802
PSP Swiss Property AG(a)	1,830	145,980
SL Green Realty Corp.	3,180	240,821
Societe de la Tour Eiffel	220	19,222
Societe Immobiliere de Location pour l’Industrie et le Commerce	590	76,198
Sponda Oyj	11,410	62,213

200	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Swiss Prime Site AG(a)	1,680	$124,139
Technopolis PLC	2,560	13,942
Tokyo Tatemono Co., Ltd.	12,860	60,706
Vastned Offices/Industrial NV	700	11,785
Workspace Group PLC	47,540	18,548
Zueblin Immobilien Holding AG(a)	1,790	7,804

		4,600,159

Residential – 1.2%
Manufactured Homes – 0.0%
Equity Lifestyle Properties, Inc.	1,240	71,970
Sun Communities, Inc.	790	27,318

		99,288

Multi-Family – 0.9%
Agile Property Holdings Ltd.	57,600	73,097
Apartment Investment & Management Co. – Class A	5,190	133,123
Associated Estates Realty Corp.	1,600	26,000
AvalonBay Communities, Inc.	3,850	465,965
Boardwalk Real Estate Investment Trust	2,000	94,056
BRE Properties, Inc.	2,670	126,852
Camden Property Trust	2,800	165,676
Canadian Apartment Properties REIT	3,200	63,931
China Resources Land Ltd.	88,600	144,671
Colonia Real Estate AG(a)	1,230	9,665
Colonial Properties Trust	3,100	61,101
Conwert Immobilien Invest SE	3,380	56,402
Deutsche Wohnen AG(a)	3,400	51,071
Equity Residential	12,650	697,141
Essex Property Trust, Inc.	1,330	164,627
GAGFAH SA	3,700	43,820
Grainger PLC	12,880	21,178
Home Properties, Inc.	1,550	91,326
Killam Properties, Inc.	1,800	19,435
KWG Property Holding Ltd.	48,000	31,150
Mid-America Apartment Communities, Inc.	1,430	92,907
Northern Property Real Estate Investment Trust	1,100	31,702
Patrizia Immobilien AG(a)	1,000	8,114
Post Properties, Inc.	2,050	79,950
Shenzhen Investment Ltd.	108,800	33,935
Shimao Property Holdings Ltd.	57,700	79,116
UDR, Inc.	7,480	181,914
Wing Tai Holdings Ltd.	24,200	28,265
Yanlord Land Group Ltd.	23,500	25,218

		3,101,408

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	201

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Self Storage – 0.3%
Big Yellow Group PLC	5,450	$28,616
Extra Space Storage, Inc.	3,600	71,100
Public Storage	5,770	647,683
Safestore Holdings PLC	7,640	17,885
Sovran Self Storage, Inc.	1,180	45,784
U-Store-It Trust	3,780	38,745

		849,813

Student Housing – 0.0%
American Campus Communities, Inc.	2,720	90,902
Education Realty Trust, Inc.	2,930	24,173

		115,075

		4,165,584

Telecommunication Services – 1.1%
Diversified Telecommunication Services – 0.8%
AT&T, Inc.	20,400	578,952
Belgacom SA	767	28,771
Bezeq Israeli Telecommunication Corp. Ltd.	9,677	26,258
BT Group PLC	32,400	96,235
CenturyLink, Inc.	1,050	43,239
Deutsche Telekom AG	11,846	159,416
Elisa Oyj	1,060	24,216
France Telecom SA	7,747	171,432
Frontier Communications Corp.	3,396	28,832
Hellenic Telecommunications Organization SA	713	7,314
Koninklijke KPN NV	6,761	109,461
Nippon Telegraph & Telephone Corp.	2,000	97,836
PCCW Ltd.	16,000	6,970
Portugal Telecom SGPS SA	1,580	18,432
Qwest Communications International, Inc.	6,000	40,920
Singapore Telecommunications Ltd.	33,000	76,836
Swisscom AG	105	46,359
Tele2 AB – Class B	968	22,102
Telecom Italia SpA (ordinary shares)	39,139	61,105
Telecom Italia SpA (savings shares)	14,099	18,661
Telefonica SA	16,058	408,262
Telekom Austria AG	684	9,768
Telenor ASA	3,467	57,519
TeliaSonera AB	9,382	78,949
Telstra Corp. Ltd.	19,034	54,198
Verizon Communications, Inc.	9,750	359,970
Windstream Corp.	1,650	20,691

		2,652,704

202	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 0.3%
American Tower Corp. – Class A(a)	1,400	$75,544
KDDI Corp.	12	77,929
MetroPCS Communications, Inc.(a)	900	12,960
Millicom International Cellular SA	366	32,083
Mobistar SA	10	639
NTT DoCoMo, Inc.	64	120,229
Softbank Corp.	3,200	131,565
Sprint Nextel Corp.(a)	10,300	45,011
StarHub Ltd.	1,000	2,063
Vodafone Group PLC	220,086	624,844

		1,122,867

		3,775,571

Utilities – 1.1%
Electric Utilities – 0.6%
Acciona SA	310	30,178
American Electric Power Co., Inc.	1,650	59,037
Chubu Electric Power Co., Inc.	2,700	71,265
Chugoku Electric Power Co., Inc. (The)	1,200	25,741
CLP Holdings Ltd.	8,000	65,161
Contact Energy Ltd.(a)	901	4,175
Duke Energy Corp.	4,550	81,854
E.ON AG	7,525	247,157
EDF SA	1,102	49,137
Edison International	1,100	40,832
EDP – Energias de Portugal SA	4,658	17,671
Enel SpA	27,505	163,910
Entergy Corp.	650	46,280
Exelon Corp.	2,300	96,048
FirstEnergy Corp.	1,416	54,233
Fortum Oyj	1,927	59,675
Hokkaido Electric Power Co., Inc.	100	2,148
Hokuriku Electric Power Co.	1,100	27,735
Hongkong Electric Holdings Ltd.	6,000	39,176
Iberdrola SA	16,866	147,156
Kansai Electric Power Co., Inc. (The)	3,200	84,041
Kyushu Electric Power Co., Inc.	1,600	37,172
NextEra Energy, Inc.	1,450	80,431
Northeast Utilities	600	20,424
Pepco Holdings, Inc.	750	14,048
Pinnacle West Capital Corp.	350	14,780
PPL Corp.	1,650	41,959
Progress Energy, Inc.	1,000	45,710
Red Electrica Corp. SA	368	19,777
Scottish & Southern Energy PLC	3,857	77,679
Shikoku Electric Power Co., Inc.	700	21,187

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	203

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Southern Co.	2,900	$110,519
Terna Rete Elettrica Nazionale SpA	7,340	33,858
Tohoku Electric Power Co., Inc.	1,800	41,936
Tokyo Electric Power Co., Inc. (The)	5,900	152,721
Verbund AG	658	25,198

		2,150,009

Gas Utilities – 0.1%
Enagas	209	4,476
Gas Natural SDG SA	1,654	28,260
Hong Kong & China Gas Co., Ltd.	18,000	40,570
Nicor, Inc.	150	7,911
Oneok, Inc.	350	22,599
Osaka Gas Co., Ltd.	8,000	30,465
Snam Rete Gas SpA	5,586	30,564
Tokyo Gas Co., Ltd.	11,000	49,176

		214,021

Independent Power Producers & Energy Traders – 0.0%
AES Corp. (The)(a)	2,250	27,832
Constellation Energy Group, Inc.	700	21,749
EDP Renovaveis SA(a)	4,478	26,885
Electric Power Development Co., Ltd.	200	6,319
Iberdrola Renovables SA	1,621	6,083
International Power PLC	5,295	28,786
NRG Energy, Inc.(a)	850	16,991

		134,645

Multi-Utilities – 0.4%
AGL Energy Ltd.	1,906	28,276
Ameren Corp.	800	22,368
CenterPoint Energy, Inc.	1,450	22,997
Centrica PLC	21,500	118,892
CMS Energy Corp.	800	15,408
Consolidated Edison, Inc.	1,000	49,980
Dominion Resources, Inc.	2,000	91,260
DTE Energy Co.	600	28,248
GDF Suez	5,197	210,793
Integrys Energy Group, Inc.	250	12,243
National Grid PLC	14,467	134,435
NiSource, Inc.	950	18,202
PG&E Corp.	1,350	62,181
Public Service Enterprise Group, Inc.	1,750	57,225
RWE AG	1,750	118,342
SCANA Corp.	400	16,192
Sempra Energy	850	45,245
Suez Environnement Co.	2,173	47,086
TECO Energy, Inc.	700	12,677

204	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

United Utilities Group PLC	4,104	$39,515
Veolia Environnement	828	27,243
Wisconsin Energy Corp.	400	23,680
Xcel Energy, Inc.	1,550	37,107

		1,239,595

Water Utilities – 0.0%
Severn Trent PLC	63	1,524

		3,739,794

Lodging – 0.4%
Lodging – 0.4%
Ashford Hospitality Trust, Inc.(a)	2,110	21,754
CDL Hospitality Trusts	29,500	45,101
DiamondRock Hospitality Co.(a)	6,320	74,323
FelCor Lodging Trust, Inc.(a)	3,990	30,204
Hersha Hospitality Trust	6,990	45,924
Hospitality Properties Trust	5,110	117,530
Host Hotels & Resorts, Inc.	29,610	544,824
InnVest Real Estate Investment Trust	3,700	26,544
Intercontinental Hotels Group PLC	2,079	46,234
LaSalle Hotel Properties	2,950	83,220
Orient-Express Hotels Ltd. – Class A(a)	4,130	52,121
Strategic Hotels & Resorts, Inc.(a)	6,200	40,300
Sunstone Hotel Investors, Inc.(a)	4,880	52,411
Whitbread PLC	1,438	41,663
Wyndham Worldwide Corp.	600	18,768

		1,240,921

Total Common Stocks (cost $106,076,753)		122,909,182

RIGHTS – 0.0%
Financials – 0.0%
Real Estate Management & Development – 0.0%
Bunnings Warehouse Property Trust(a)	3,628	222
IMMOFINANZ AG(a)	6,501	28,707
Wharf Holdings Ltd.(a)	6,250	11,676

		40,605

Telecommunication Services – 0.0%
Diversified Telecommunication Services – 0.0%
TeliaSonera AB(a)	9,382	463

Total Rights (cost $436)		41,068

SHORT-TERM INVESTMENTS – 60.2%
Investment Companies – 59.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.17%(b)	207,440,623	207,440,623

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	205

Volatility Management—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

U.S. Treasuries – 0.4%
U.S. Treasury Bill Zero Coupon, 4/28/11	$1,500	$1,499,555

Total Short-Term Investments (cost $208,940,178)		208,940,178

Total Investments – 95.7% (cost $315,017,367)		331,890,428
Other assets less liabilities – 4.3%		14,909,647

Net Assets – 100.0%		$346,800,075

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
ASX SPI 200 Index Futures	3	March 2011	$365,465	$368,519	$3,054
Euro STOXX 50 Futures	30	March 2011	1,175,014	1,247,337	72,323
FTSE 100 Index Futures	7	March 2011	667,194	679,757	12,563
Hang Seng Index Futures	1	March 2011	146,847	149,576	2,729
MSCI EAFE Mini Index Futures	310	March 2011	25,263,645	27,250,550	1,986,905
OMX 30 Index Futures	12	March 2011	215,244	214,143	(1,101)
Russell 2000 Mini Index Futures	132	March 2011	10,212,437	10,862,280	649,843
S&P 500 E Mini Index Futures	2,027	March 2011	125,321,392	134,400,235	9,078,843
S&P Midcap 400 E Mini Index Futures	247	March 2011	22,136,523	23,857,730	1,721,207
Topix Index Futures	6	March 2011	657,796	697,512	39,716

					$13,566,082

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Calyon:
Euro settling 3/15/11	5,404	$7,230,822	$7,456,035	$225,213
Credit Suisse London Branch (GFX):
Euro settling 3/15/11	2,575	3,508,412	3,552,793	44,381
Euro settling 3/15/11	2,779	3,805,813	3,834,257	28,444
State Street Bank and Trust Co.:
Australian Dollar settling 3/15/11	375	367,429	381,196	13,767

206	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2011	Unrealized Appreciation/ (Depreciation)
Great British Pound settling 3/15/11	492	$767,185	$799,736	$32,551
Japanese Yen settling 3/15/11	66,386	788,995	811,579	22,584
Swiss Franc settling 3/15/11	352	363,659	378,903	15,244

Sale Contracts:
Royal Bank of Scotland PLC:
Euro settling 3/15/11	21,350	29,109,444	29,457,135	(347,691)
UBS AG:
Euro settling 6/15/11	591	806,721	814,342	(7,621)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note C)

Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	MSCI Daily TR Gross EAFE	3,007	1-Month USD-LIBOR-BBA Plus a specified spread*	$16,447	4/15/11	Citibank	$172,035
Receive	Russell 2000 Total Return index	1,138	1-Month USD-LIBOR-BBA Less a specified spread*	4,172	5/16/11	Citibank	19,273
Receive	Russell 2000 Total Return index	398	1-Month USD-LIBOR-BBA Less a specified spread*	1,459	4/18/11	Morgan Stanley Capital Services	6,774
Receive	Russell 2000 Total Return index	591	1-Month USD-LIBOR-BBA Less a specified spread*	2,167	6/15/11	Morgan Stanley Capital Services	9,976

							$208,058

*	BBA – British Bankers’ Association

(a)	Non-income producing security.
(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

FDR	– Fiduciary Depositary Receipt
LIBOR	– London Interbank Offered Rates
REG	– Registered Shares
REIT	– Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	207

Volatility Management—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

February 28, 2011 (unaudited)

	U.S. Value		U.S. Large Cap Growth		International Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,863,722,167, $1,757,909,012 and $1,046,995,767, respectively)	$2,268,669,835		$2,307,452,525		$1,189,425,297
Affiliated issuers (cost $36,476,008, $20,738,048 and $8,099,845, respectively)	36,476,008		20,738,048		8,099,845
Cash(a)	– 0	–	– 0	–	276,802
Foreign currencies, at value (cost $0, $0 and $7,054,511, respectively)	– 0	–	– 0	–	7,119,887
Receivable for investment securities sold and foreign currency transactions	31,591,574		24,172,863		4,835,990
Dividends receivable	6,012,949		3,136,411		3,616,434
Receivable for shares of beneficial interest sold	92,575		27,884		46,473
Unrealized appreciation of forward currency exchange contracts	– 0	–	– 0	–	10,663,785
Receivable for variation margin on futures contracts	– 0	–	– 0	–	94,105

Total assets	2,342,842,941		2,355,527,731		1,224,178,618

Liabilities
Payable for investment securities purchased and foreign currency transactions	8,059,556		28,857,753		2,376,157
Payable for shares of beneficial interest redeemed	751,398		2,285,536		183,064
Unrealized depreciation of forward currency exchange contracts	– 0	–	– 0	–	8,300,023
Accrued expenses	79,946		82,863		76,150

Total liabilities	8,890,900		31,226,152		10,935,394

Net Assets	$2,333,952,041		$2,324,301,579		$1,213,243,224

Composition of Net Assets
Paid-in capital	$2,723,310,909		$2,128,716,661		$1,457,272,469
Undistributed net investment income	7,889,516		6,068,080		4,938,069
Accumulated net realized loss on investment and foreign currency transactions	(802,196,052)		(360,026,675)		(394,433,542)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	404,947,668		549,543,513		145,466,228

Net Assets	$2,333,952,041		$2,324,301,579		$1,213,243,224

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	256,427,735		194,314,205		140,479,554

Net Asset Value	$9.10		$11.96		$8.64

(a)	An amount of $276,802 has been segregated to collateralize margin requirements for open futures contracts outstanding at February 28, 2011 for the International Value Portfolio.

See notes to financial statements.

208	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	International Growth		Short Duration Bond		Intermediate Duration Bond
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,009,539,757, $1,340,389,947 and $1,343,676,697, respectively)	$1,135,398,217		$1,325,954,166		$1,375,564,706
Affiliated issuers (cost $8,460,708, $8,982,215 and $56,955,913, respectively)	8,460,708		8,982,215		56,955,913
Cash(a)	– 0	–	610,115		225,915
Foreign currencies, at value (cost $7,676,239, $0 and $0, respectively)	7,707,531		– 0	–	– 0	–
Unrealized appreciation of forward currency exchange contracts	17,129,725		– 0	–	79,980
Receivable for investment securities sold and foreign currency transactions	15,556,826		88,073,165		5,678
Dividends and interest receivable	1,713,083		5,434,731		11,370,402
Receivable for shares of beneficial interest sold	232,626		164,820		121,289
Receivable for variation margin on futures contracts	– 0	–	200,970		– 0	–
Unrealized appreciation on interest rate swap contracts	– 0	–	– 0	–	317,550
Other asset (see Note F)	– 0	–	– 0	–	798,168

Total assets	1,186,198,716		1,429,420,182		1,445,439,601

Liabilities
Due to custodian	– 0	–	83,405		– 0	–
Payable for investment securities purchased	16,620,713		82,175,391		22,788,877
Unrealized depreciation of forward currency exchange contracts	14,564,980		– 0	–	– 0	–
Payable for shares of beneficial interest redeemed	113,027		303,953		551,505
TALF loan payable	– 0	–	28,406,603		16,226,603
Interest expense payable	– 0	–	13,791		7,878
Collateral received on swap contracts	– 0	–	– 0	–	670,000
Accrued expenses	60,995		58,890		59,708

Total liabilities	31,359,715		111,042,033		40,304,571

Net Assets	$1,154,839,001		$1,318,378,149		$1,405,135,030

Composition of Net Assets
Paid-in capital	$1,399,309,243		$1,380,282,337		$1,366,288,748
Undistributed/(distributions in excess of) net investment income	(1,287,468)		4,235,173		3,806,442
Accumulated net realized gain (loss) on investment and foreign currency transactions	(371,752,975)		(52,000,548)		2,288,519
Net unrealized appreciation / (depreciation) on investments and foreign currency denominated assets and liabilities and other assets	128,570,201		(14,138,813)		32,751,321

Net Assets	$1,154,839,001		$1,318,378,149		$1,405,135,030

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	127,757,378		137,715,104		133,093,413

Net Asset Value	$9.04		$9.57		$10.56

(a)	An amount equivalent to $610,115 has been segregated to collateralize margin requirements for open futures contracts outstanding at February 28, 2011 for the Short Duration Bond Portfolio.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	209

Statement of Assets & Liabilities

	Bond Inflation Protection		High-Yield		Small-Mid Cap Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $957,797,780, $474,207,990 and $468,359,453, respectively)	$1,015,736,846		$520,353,682		$610,297,882
Affiliated issuers (cost $1,321,471, $5,802,841 and $4,769,678, respectively)	1,321,471		5,802,841		4,769,678
Cash(a)	851,510		68,817		– 0	–
Foreign currencies, at value (cost $0, $192,921 and $0, respectively)	– 0	–	195,765		– 0	–
Interest and dividends receivable	5,248,660		9,756,005		391,277
Unrealized appreciation on credit default swap contracts	1,574,011		75,303		– 0	–
Receivable for investment securities sold	1,136,877		2,719,150		9,123,179
Unrealized appreciation of forward currency exchange contracts	486,187		2,771		– 0	–
Premium paid on credit default swap contracts	399,004		– 0	–	– 0	–
Unrealized appreciation on interest rate swap contracts	162,187		221,779		– 0	–
Receivable for shares of beneficial interest sold	38,594		– 0	–	12,569

Total assets	1,026,955,347		539,196,113		624,594,585

Liabilities
Payable reverse repurchase agreements	289,980,498		– 0	–	– 0	–
Payable for investment securities purchased	7,760,470		3,900,967		5,784,356
Unrealized depreciation of forward currency exchange contracts	2,547,940		1,043,788		– 0	–
Payable for shares of beneficial interest redeemed	995,171		97,404		941,539
Collateral received on swap contracts	520,000		– 0	–	– 0	–
Payable for variation margin on futures contracts	128,400		– 0	–	– 0	–
Unrealized depreciation on interest rate swap contracts	– 0	–	287,393		– 0	–
Unrealized depreciation on credit default swap contracts	– 0	–	153,439		– 0	–
Premium received on credit default swap contracts	– 0	–	81,883		– 0	–
Accrued expenses	65,891		54,163		53,146

Total liabilities	301,998,370		5,619,037		6,779,041

Net Assets	$724,956,977		$533,577,076		$617,815,544

Composition of Net Assets
Paid-in capital	$659,373,614		$540,066,653		$523,148,725
Undistributed net investment income	9,273,262		2,734,746		3,923,950
Accumulated net realized loss on investment and foreign currency transactions	(1,099,437)		(54,152,351)		(51,195,560)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	57,409,538		44,928,028		141,938,429

Net Assets	$724,956,977		$533,577,076		$617,815,544

Shares of beneficial interest outstanding — unlimited shares authorized, without par value	67,016,297		51,697,597		50,185,783

Net Asset Value	$10.82		$10.32		$12.31

(a)	Amounts of $851,510 and $53,959 have been segregated to collateralize margin requirements for open futures contracts outstanding at February 28, 2011 for the Bond Inflation Protection Portfolio and High-Yield Portfolio, respectively.

See notes to financial statements.

210	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Small-Mid Cap Growth		Multi-Asset Real Return*		Volatility Management
Assets
Investments in securities, at value
Unaffiliated issuers (cost $405,194,240, $911,034,332 and $107,576,744, respectively)	$612,713,204		$1,018,343,791		$124,449,805
Affiliated issuers (cost $10,352,473, $7,324,653 and $207,440,623, respectively)	10,352,473		7,324,653		207,440,623
Cash(a)	– 0	–	7,886,457		13,861,801
Foreign currencies, at value (cost $0, $1,934,219 and $219,158, respectively)	– 0	–	1,950,698		221,464
Receivable for investment securities sold	2,903,915		7,789,638		41,780
Dividends and interest receivable	72,743		2,900,767		255,747
Receivable for shares of beneficial interest sold	832		1,040		– 0	–
Unrealized appreciation on total return swap contracts	– 0	–	8,971,256		208,058
Deferred offering expenses	– 0	–	29,624		15,700
Receivable for variation margin on futures contracts	– 0	–	405		1,133,849
Unrealized appreciation of forward currency exchange contracts	– 0	–	– 0	–	382,184
Receivable due from Adviser	– 0	–	– 0	–	17,093

Total assets	626,043,167		1,055,198,329		348,028,104

Liabilities
Payable for investment securities purchased	3,669,812		2,112,589		47,415
Payable for shares of beneficial interest redeemed	2,078,020		2,875,687		726,649
Collateral received on swap contracts	– 0	–	2,420,000		– 0	–
Offering expenses payable	– 0	–	35,000		16,889
Unrealized depreciation on total return swap contracts	– 0	–	27,359		– 0	–
Unrealized depreciation of forward currency exchange contracts	– 0	–	– 0	–	355,312
Accrued expenses	57,022		79,334		81,764

Total liabilities	5,804,854		7,549,969		1,228,029

Net Assets	$620,238,313		$1,047,648,360		$346,800,075

Composition of Net Assets
Paid-in capital	$384,967,309		$1,213,798,401		$304,511,115
Undistributed/(distributions in excess of) net investment income	1,201,224		(55,728,005)		(278,201)
Accumulated net realized gain (loss) on investment and foreign currency transactions	26,550,816		(226,009,241)		11,889,044
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	207,518,964		115,587,205		30,678,117

Net Assets	$620,238,313		$1,047,648,360		$346,800,075

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	35,294,629		108,257,785		31,361,483

Net Asset Value	$17.57		$9.68		$11.06

(a)	Amounts of $2,873,203 and $13,861,702 have been segregated to collateralize margin requirements for open futures contracts outstanding at February 28, 2011 for the Multi-Asset Real Return Portfolio and Volatility Management Portfolio, respectively.

*	Consolidated.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	211

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2011 (unaudited)

	U.S. Value		U.S. Large Cap Growth		International Value
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $21,524, $51,699 and $774,632, respectively)	$23,285,671		$12,580,034		$10,629,423
Affiliated issuers	31,009		2,034		11,261
Interest	– 0	–	– 0	–	3,008

Total income	23,316,680		12,582,068		10,643,692

Expenses
Custodian	83,037		106,040		126,075
Audit	19,147		18,799		18,892
Legal	18,480		22,305		17,585
Printing	7,378		7,459		5,879
Trustees’ fees	2,332		2,170		2,192
Registration fees	828		1,050		1,864
Miscellaneous	8,002		11,916		20,203

Total expenses	139,204		169,739		192,690

Net investment income	23,177,476		12,412,329		10,451,002

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions	96,616,248		176,256,946		34,449,225
Futures contracts	– 0	–	– 0	–	254,582
Foreign currency transactions	1,049		1,743		3,428,835
Net change in unrealized appreciation/depreciation of:
Investments	418,740,601		454,002,998		215,009,467
Futures contracts	– 0	–	– 0	–	868,105
Foreign currency denominated assets and liabilities	– 0	–	– 0	–	114,194

Net gain on investment and foreign currency transactions	515,357,898		630,261,687		254,124,408

Net Increase in Net Assets from Operations	$538,535,374		$642,674,016		$264,575,410

See notes to financial statements.

212	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

	International Growth		Short Duration Bond			Intermediate Duration Bond
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $269,047, $0 and $0, respectively)	$7,422,579		$	– 0	–	$	– 0	–
Affiliated issuers	6,538			20,881			80,631
Interest	541			15,199,733			28,089,863

Total income	7,429,658			15,220,614			28,170,494

Expenses
Custodian	142,420			90,319			101,928
Audit	20,130			21,358			20,843
Legal	18,478			15,747			17,552
Printing	5,720			5,967			5,093
Trustees’ fees	2,312			2,353			2,176
Registration fees	– 0	–		3,982			1,033
Miscellaneous	26,164			6,697			3,930

Total expenses before interest expense	215,224			146,423			152,555
Interest expense	– 0	–		185,840			109,429

Total expenses	215,224			332,263			261,984

Net investment income	7,214,434			14,888,351			27,908,510

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	61,108,365	(a)		(4,018,106)			6,643,484
Futures contracts	(202,405)			(17,044)			– 0 –
Swap contracts	– 0	–		– 0	–		55,509
Foreign currency transactions	(6,085,712)			– 0	–		(287,853)
Net change in unrealized appreciation/depreciation of:
Investments	78,225,555	(b)		4,319,325			(30,413,201)
Futures contracts	31,086			392,269			– 0 –
Swap contracts	– 0	–		– 0	–		317,550
Foreign currency denominated assets and liabilities and other assets	4,569,131			– 0	–		545,762

Net gain (loss) on investment and foreign currency transactions	137,646,020			676,444			(23,138,749)

Net Increase in Net Assets from Operations	$144,860,454			$15,564,795			$4,769,761

(a)	Net of foreign capital gains taxes of $267,791.

(b)	Net of decrease in accrued foreign capital gains taxes of $430,113.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	213

Statement of Operations

	Bond Inflation Protection		High-Yield		Small-Mid Cap Value
Investment Income
Interest	$14,014,269		$22,429,802		$	– 0	–
Dividends
Unaffiliated issuers	– 0	–	173,658			4,371,472
Affiliated issuers	3,904		3,308			7,726

Total income	14,018,173		22,606,768			4,379,198

Expenses
Custodian	72,698		81,812			55,347
Legal	24,448		16,652			17,298
Audit	20,815		30,046			18,483
Printing	4,877		4,338			4,984
Registration fees	2,212		543			– 0	–
Trustees’ fees	2,172		2,172			2,275
Miscellaneous	5,920		2,353			673

Total expenses	133,142		137,916			99,060
Interest expense	313,985		– 0	–		– 0	–

Total expenses	447,127		137,916			99,060

Net investment income	13,571,046		22,468,852			4,280,138

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	2,516,907		11,486,344			38,877,755
Futures contracts	456,537		– 0	–		– 0	–
Swap contracts	912,526		(31,125)			– 0	–
Foreign currency transactions	(3,319,317)		(1,078,399)			– 0	–
Net change in unrealized appreciation/depreciation of:
Investments	11,885,240		18,602,493			133,186,565
Futures contracts	(105,738)		(57,434)			– 0	–
Swap contracts	3,209,666		(108,796)			– 0	–
Foreign currency denominated assets and liabilities	(993,460)		(1,005,594)			– 0	–

Net gain on investment and foreign currency transactions	14,562,361		27,807,489			172,064,320

Net Increase in Net Assets from Operations	$28,133,407		$50,276,341			$176,344,458

See notes to financial statements.

214	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

	Small-Mid Cap Growth		Multi-Asset Real Return*		Volatility Management
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $0, $655,517 and $47,823, respectively)	$1,508,873		$12,271,080		$1,379,488
Affiliated issuers	4,745		7,151		27,430
Interest	– 0	–	73,087		85,836

Total income	1,513,618		12,351,318		1,492,754

Expenses
Custodian	65,811		112,306		128,260
Legal	20,545		22,631		17,606
Audit	18,233		13,593		19,932
Printing	4,914		5,534		5,533
Trustees’ fees	2,467		2,361		2,046
Registration fees	1,026		– 0 –		1,152
Amortization of offering expense	– 0	–	5,376		57,994
Transfer agency	0		1,848		– 0	–
Miscellaneous	2,912		21,954		40,800

Total expenses	115,908		185,603		273,323
Less: expenses waived and reimbursed by the Adviser (see Note B)	– 0	–	– 0	–	(25,579)

Net expenses	115,908		185,603		247,744

Net investment income	1,397,710		12,165,715		1,245,010

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	98,189,803		216,010,795		2,171,313
Futures contracts	– 0	–	(1,205,693)		23,497,522
Swap contracts	– 0	–	7,916,431		5,421,686
Foreign currency transactions	– 0	–	6,741,279		55,592
Net change in unrealized appreciation/depreciation of: Investments	137,410,757		(46,980,336)		17,920,267
Futures contracts	– 0	–	(675,601)		20,541,010
Swap contracts	– 0	–	8,943,897		563,173
Foreign currency denominated assets and liabilities	– 0	–	(3,609,082)		30,772

Net gain on investment and foreign currency transactions	235,600,560		187,141,690		70,201,335

Net Increase in Net Assets from Operations	$236,998,270		$199,307,405		$71,446,345

*	Consolidated.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	215

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	U.S. Value
	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$23,177,476	$45,262,410
Net realized gain (loss) on investment transactions	96,617,297	(18,410,399)
Net change in unrealized appreciation/depreciation of investments	418,740,601	29,326,629

Net increase in net assets from operations	538,535,374	56,178,640
Dividends to Shareholders from
Net investment income	(23,922,204)	(46,431,849)
Transactions in Shares of Beneficial Interest
Net decrease	(118,489,094)	(163,382,517)

Total increase (decrease)	396,124,076	(153,635,726)
Net Assets
Beginning of period	1,937,827,965	2,091,463,691

End of period (including undistributed net investment income of $7,889,516 and $8,634,244, respectively)	$2,333,952,041	$1,937,827,965

See notes to financial statements.

216	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	U.S. Large Cap Growth
	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$12,412,329	$24,279,434
Net realized gain on investment and foreign currency transactions	176,258,689	131,410,475
Net change in unrealized appreciation/depreciation of investments	454,002,998	(182,394,282)

Net increase (decrease) in net assets from operations	642,674,016	(26,704,373)
Dividends to Shareholders from
Net investment income	(10,497,617)	(24,398,886)
Transactions in Shares of Beneficial Interest
Net decrease	(231,495,340)	(103,143,634)

Total increase (decrease)	400,681,059	(154,246,893)
Net Assets
Beginning of period	1,923,620,520	2,077,867,413

End of period (including undistributed net investment income of $6,068,080 and $4,153,368, respectively)	$2,324,301,579	$1,923,620,520

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	217

Statement of Changes in Net Assets

	International Value
	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,451,002	$30,035,342
Net realized gain (loss) on investment and foreign currency transactions	38,132,642	(24,955,677)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	215,991,766	(53,326,816)

Net increase (decrease) in net assets from operations	264,575,410	(48,247,151)
Dividends to Shareholders from
Net investment income	(16,410,875)	(26,785,904)
Transactions in Shares of Beneficial Interest
Net decrease	(47,994,012)	(39,246,088)

Total increase (decrease)	200,170,523	(114,279,143)
Net Assets
Beginning of period	1,013,072,701	1,127,351,844

End of period (including undistributed net investment income of $4,938,069 and $10,897,942, respectively)	$1,213,243,224	$1,013,072,701

See notes to financial statements.

218	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	International Growth
	Six Months Ended February 28, 2011 (unaudited)		Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,214,434		$25,266,124
Net realized gain on investment and foreign currency transactions	54,820,248		90,079,372
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	82,825,772		(64,066,383)
Contributions from Adviser (see Note B)	– 0	–	2,055

Net increase in net assets from operations	144,860,454		51,281,168
Dividends to Shareholders from
Net investment income	(35,308,481)		(37,417,914)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	8,037,874		(54,395,322)

Total increase (decrease)	117,589,847		(40,532,068)
Net Assets
Beginning of period	1,037,249,154		1,077,781,222

End of period (including distributions in excess of net investment income of ($1,287,468) and undistributed net investment income of $26,806,579, respectively)	$1,154,839,001		$1,037,249,154

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	219

Statement of Changes in Net Assets

	Short Duration Bond
	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$14,888,351	$31,831,659
Net realized loss on investment transactions	(4,035,150)	(7,448,381)
Net change in unrealized appreciation/depreciation of investments	4,711,594	48,207,366

Net increase in net assets from operations	15,564,795	72,590,644
Dividends to Shareholders from
Net investment income	(13,557,200)	(34,462,838)
Transactions in Shares of Beneficial Interest
Net increase	98,359,533	72,283,238

Total increase	100,367,128	110,411,044
Net Assets
Beginning of period	1,218,011,021	1,107,599,977

End of period (including undistributed net investment income of $4,235,173 and $2,904,022, respectively)	$1,318,378,149	$1,218,011,021

See notes to financial statements.

220	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Intermediate Duration Bond
	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$27,908,510	$59,815,935
Net realized gain on investment and foreign currency transactions	6,411,140	22,137,463
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	(29,549,889)	82,778,260

Net increase in net assets from operations	4,769,761	164,731,658
Dividends and Distributions to Shareholders from
Net investment income	(29,798,323)	(59,461,645)
Net realized gain on investment transactions	(3,197,066)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	79,937,913	(32,598,755)

Total increase	51,712,285	72,671,258
Net Assets
Beginning of period	1,353,422,745	1,280,751,487

End of period (including undistributed net investment income of $3,806,442 and $5,696,255, respectively)	$1,405,135,030	$1,353,422,745

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	221

Statement of Changes in Net Assets

	Bond Inflation Protection
	Six Months Ended February 28, 2011 (unaudited)		Year Ended August 31, 2010
Increase in Net Assets from Operations
Net investment income	$13,571,046		$21,078,246
Net realized gain on investment and foreign currency transactions	566,653		3,018,898
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	13,995,708		32,239,025
Contributions from Adviser (see Note B)	– 0	–	40,508

Net increase in net assets from operations	28,133,407		56,376,677
Dividends to Shareholders from
Net investment income	(19,696,303)		(7,815,952)
Transactions in Shares of Beneficial Interest
Net increase	48,755,958		32,882,470

Total increase	57,193,062		81,443,195
Net Assets
Beginning of period	667,763,915		586,320,720

End of period (including undistributed net investment income of $9,273,262 and $15,398,519, respectively)	$724,956,977		$667,763,915

See notes to financial statements.

222	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	High-Yield
	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010
Increase in Net Assets from Operations
Net investment income	$22,468,852	$46,330,382
Net realized gain on investment and foreign currency transactions	10,376,820	3,463,256
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	17,430,669	68,605,158

Net increase in net assets from operations	50,276,341	118,398,796
Dividends to Shareholders from
Net investment income	(26,412,437)	(45,864,332)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	21,962,452	(48,183,282)

Total increase	45,826,356	24,351,182
Net Assets
Beginning of period	487,750,720	463,399,538

End of period (including undistributed net investment income of $2,734,746 and $6,678,331, respectively)	$533,577,076	$487,750,720

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	223

Statement of Changes in Net Assets

	Small-Mid Cap Value
	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010
Increase in Net Assets from Operations
Net investment income	$4,280,138	$6,913,721
Net realized gain on investment transactions	38,877,755	56,197,199
Net change in unrealized appreciation/depreciation of investments	133,186,565	22,264,911

Net increase in net assets from operations	176,344,458	85,375,831
Dividends to Shareholders from
Net investment income	(1,765,509)	(7,444,369)
Transactions in Shares of Beneficial Interest
Net decrease	(57,288,458)	(130,550,929)

Total increase (decrease)	117,290,491	(52,619,467)
Net Assets
Beginning of period	500,525,053	553,144,520

End of period (including undistributed net investment income of $3,923,950 and $1,409,321, respectively)	$617,815,544	$500,525,053

See notes to financial statements.

224	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Small-Mid Cap Growth
	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,397,710	$2,660,730
Net realized gain on investment transactions	98,189,803	94,435,638
Net change in unrealized appreciation/depreciation of investments	137,410,757	(5,407,109)

Net increase in net assets from operations	236,998,270	91,689,259
Dividends to Shareholders from
Net investment income	(768,254)	(2,538,112)
Transactions in Shares of Beneficial Interest
Net decrease	(136,584,815)	(116,837,117)

Total increase (decrease)	99,645,201	(27,685,970)
Net Assets
Beginning of period	520,593,112	548,279,082

End of period (including undistributed net investment income of $1,201,224 and $571,768, respectively)	$620,238,313	$520,593,112

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	225

Statement of Changes in Net Assets

	Multi-Asset Real Return
	Six Months Ended February 28, 2011 (unaudited)*	Year Ended August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$12,165,715	$34,365,588
Net realized gain on investment and foreign currency transactions	229,462,812	52,640,919
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(42,321,122)	54,981,466

Net increase in net assets from operations	199,307,405	141,987,973
Dividends to Shareholders from
Net investment income	(76,523,004)	(26,734,353)
Transactions in Shares of Beneficial Interest
Net decrease	(178,364)	(184,748,328)

Total increase (decrease)	122,606,037	(69,494,708)
Net Assets
Beginning of period	925,042,323	994,537,031

End of period (including distributions in excess of net investment income of ($55,728,005) and undistributed net investment income of $8,629,284, respectively)	$1,047,648,360	$925,042,323

*	Consolidated.

See notes to financial statements.

226	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Volatility Management
	Six Months Ended February 28, 2011 (unaudited)	April 16, 2010(a) to August 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,245,010	$1,072,668
Net realized gain (loss) on investment and foreign currency transactions	31,146,113	(6,453,115)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	39,055,222	(8,377,105)

Net increase (decrease) in net assets from operations	71,446,345	(13,757,552)
Dividends and Distributions to Shareholders from
Net investment income	(2,676,402)	– 0	–
Net realized gain on investment transactions	(12,752,268)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(5,469,925)	310,009,877

Total increase	50,547,750	296,252,325
Net Assets
Beginning of period	296,252,325	– 0	–

End of period (including distributions in excess of net investment income of ($278,201) and undistributed net investment income of $1,153,191, respectively)	$346,800,075	$296,252,325

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	227

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Six Months Ended February 28, 2010 (unaudited)

	Bond Inflation Protection
Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$12,575,467
Interest expense paid	(313,985)
Operating expenses paid	(153,318)

Net increase in cash from operating activities		$12,108,164
Investing Activities:
Purchases of long-term investments	(153,773,566)
Proceeds from disposition of long-term investments	77,876,945
Proceeds from disposition of short-term investments, net	2,816,646
Proceeds from swap contracts	1,490,229
Proceeds from futures	1,416,870
Variation margin received on futures contracts	576,037

Net decrease in cash from investing activities		(69,596,839)
Financing Activities:
Redemptions of beneficial interest, net	29,648,508
Effect of exchange rate on cash	(3,480,015)
Increase in reverse repurchase agreements	32,040,257

Net increase in cash from financing activities		58,208,750

Net increase in cash		720,075
Cash at beginning of period		131,435

Cash at end of period		$851,510

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$28,133,407
Adjustments:
Decrease in interest and dividends receivable	$49,049
Net accretion of bond discount and amortization of bond premium	1,997,164
Inflation Index Adjustment	(3,488,919)
Decrease in accrued expenses	(20,176)
Net realized gain on investment and foreign currency transactions	(566,653)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(13,995,708)

Total adjustments		(16,025,243)

Net increase in cash from operating activities		$12,108,164

See notes to financial statements.

228	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

February 28, 2011 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Pooling Portfolios (the “Trust”) was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is currently comprised of twelve separate series: AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Bond Inflation Protection Portfolio, AllianceBernstein High-Yield Portfolio AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Multi-Asset Real Return Portfolio (formerly, AllianceBernstein Global Real Estate Investment Portfolio) and AllianceBernstein Volatility Management Portfolio (collectively, the “Portfolios”). As part of AllianceBernstein Multi-Asset Real Return Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). This report presents the consolidated financial statements and portfolio of investments of AllianceBernstein Multi-Asset Real Return Portfolio and the Subsidiary. The AllianceBernstein Volatility Management Portfolio commenced operations on April 16, 2010. The Subsidiary commenced operations on October 18, 2010. Each series is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (the “Adviser”). A Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	229

Notes to Financial Statements

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time (see Note A.2).

In valuing the Term Asset-Backed Loan Facility (“TALF”) transactions, the Adviser utilizes a portfolio pricing service to price the TALF loans. The methodologies utilized by the vendor to value the TALF loans takes into consideration, among other factors, the deal characteristics, historical performance, market interest rates, and the value of the underlying collateral.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

230	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The Short Duration Bond Portfolio and Intermediate Duration Bond Portfolio have elected the fair value option in valuing the TALF loan liability as permitted by U.S. GAAP regarding the fair value option for financial assets and financial liabilities. The fair value option permits a portfolio the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently. Consequently the Portfolios recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option requires that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note C.5). As of February 28, 2011, the Portfolios did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of February 28, 2011:

U.S. Value Portflolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$2,268,669,835	$—	$—	$2,268,669,835
Short-Term Investments	36,476,008	—	—	36,476,008

Total Investments in Securities	2,305,145,843	—	—	2,305,145,843
Other Financial Instruments*	—	—	—	—

Total	$2,305,145,843	$—	$—	$2,305,145,843

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	231

Notes to Financial Statements

U.S. Large Cap Growth Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$2,307,452,525	$—	$—	$2,307,452,525
Short-Term Investments	20,738,048	—	—	20,738,048

Total Investments in Securities	2,328,190,573	—	—	2,328,190,573
Other Financial Instruments*	—	—	—	—

Total	$2,328,190,573	$—	$—	$2,328,190,573

International Value Portfolio
Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$15,659,136	$271,545,941		$—	$287,205,077
Consumer Discretionary	6,855,766	158,811,412		—	165,667,178
Energy	31,687,509	107,614,411		—	139,301,920
Materials	33,678,889	90,721,154		—	124,400,043
Industrials	—	118,101,438		—	118,101,438
Telecommunication Services	—	91,353,469		—	91,353,469
Health Care	—	79,470,551		—	79,470,551
Information Technology	—	73,197,268		—	73,197,268
Consumer Staples	—	63,695,921		—	63,695,921
Utilities	—	47,032,432		—	47,032,432
Short-Term Investments	8,099,845	—		—	8,099,845

Total Investments in Securities	95,981,145	1,101,543,997	+	—	1,197,525,142
Other Financial Instruments*:
Assets
Futures Contracts	558,190	—		—	558,190	#
Forward Currency Exchange Contracts	—	10,663,785		—	10,663,785
Liabilities
Forward Currency Exchange Contracts	—	(8,300,023)		—	(8,300,023)

Total	$96,539,335	$1,103,907,759		$—	$1,200,447,094

232	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

International Growth Portfolio
Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$32,452,963	$194,404,116		$—	$226,857,079
Consumer Staples	5,793,184	175,492,763		—	181,285,947
Materials	44,340,716	134,377,988		—	178,718,704
Industrials	1,139,712	162,335,552		—	163,475,264
Consumer Discretionary	9,836,933	138,187,844		—	148,024,777
Energy	26,960,927	104,437,048		—	131,397,975
Information Technology	5,387,520	86,278,376		—	91,665,896
Health Care	—	13,972,575		—	13,972,575
Short-Term Investments	8,460,708	—		—	8,460,708

Total Investments in Securities	134,372,663	1,009,486,262	+	—	1,143,858,925
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	—	17,129,725		—	17,129,725
Liabilities
Forward Currency Exchange Contracts	—	(14,564,980)		—	(14,564,980)

Total	$134,372,663	$1,012,051,007		$—	$1,146,423,670

Short Duration Bond Portfolio
Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Governments – Treasuries	$—	$583,052,252		$—	$583,052,252
Asset-Backed Securities	—	169,551,567		28,979,089	198,530,656
Mortgage Pass-Thru’s	—	196,727,542		—	196,727,542
Corporates – Investment Grades	—	167,544,430		—	167,544,430
Agencies	—	66,608,023		—	66,608,023
Commercial Mortgage-Backed Securities	—	44,945,532		20,883,092	65,828,624
CMOs	—	1,589,011		26,453,595	28,042,606
Governments – Sovereign Agencies	—	6,420,724		—	6,420,724
Short-Term Investments
Investment Companies	8,982,215	—		—	8,982,215
Certificates of Deposit	—	13,199,309		—	13,199,309

Total Investments in Securities	8,982,215	1,249,638,390	+	76,315,776	1,334,936,381

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	233

Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*:
Assets
Futures Contracts	$460,696	$—	$—	$460,696	#
Liabilities
Futures Contracts	(163,728)	—	—	(163,728	)#
TALF Loans	—	—	(28,406,603)	(28,406,603)

Total	$9,279,183	$1,249,638,390	$47,909,173	$1,306,826,746

Intermediate Duration Bond Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Corporates – Investment Grades	$—	$416,199,219	$—	$416,199,219
Governments – Treasuries	—	376,500,557	—	376,500,557
Mortgage Pass-Thru’s	—	213,568,259	—	213,568,259
Agencies	—	146,099,723	—	146,099,723
Commercial Mortgage-Backed Securities	—	79,049,492	48,358,915	127,408,407
Asset-Backed Securities	—	22,285,495	5,166,252	27,451,747
Governments – Sovereign Agencies	—	19,664,453	—	19,664,453
CMOs	—	296,904	12,251,597	12,548,501
Quasi-Sovereigns	—	11,982,881	—	11,982,881
Corporates – Non-Investment Grades	—	8,103,932	—	8,103,932
Governments – Sovereign Bonds	—	7,291,562	—	7,291,562
Supranationals	—	5,145,807	—	5,145,807
Local Governments –Municipal Bonds	—	3,599,658	—	3,599,658
Short-Term Investments	56,955,913	—	—	56,955,913

Total Investments in Securities	56,955,913	1,309,787,942	65,776,764	1,432,520,619
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	—	79,980	—	79,980
Interest Rate Swap Contracts	—	317,550	—	317,550
Liabilities
TALF Loans	—	—	(16,226,603)	(16,226,603)

Total	$56,955,913	$1,310,185,472	$49,550,161	$1,416,691,546

234	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Bond Inflation Protection Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Inflation-Linked Securities	$—	$726,448,911	$—	$726,448,911
Corporates – Investment Grades	—	153,796,632	—	153,796,632
Governments – Sovereign Agencies	—	52,518,434	—	52,518,434
Commercial Mortgage-Backed Securities	—	33,747,064	8,651,240	42,398,304
Supranationals	—	13,530,697	—	13,530,697
Asset-Backed Securities	—	6,910,025	1,462,804	8,372,829
Governments – Treasuries	—	6,835,916	—	6,835,916
Corporates – Non-Investment Grades	—	5,570,533	—	5,570,533
Quasi-Sovereigns	—	4,794,952	—	4,794,952
Governments – Sovereign Bonds	—	786,713	—	786,713
Emerging Markets – Corporate Bonds	—	682,925	—	682,925
Short-Term Investments	1,321,471	—	—	1,321,471

Total Investments in Securities	1,321,471	1,005,622,802	10,114,044	1,017,058,317
Other Financial Instruments*:
Assets
Futures Contracts	29,274	—	—	29,274	#
Forward Currency Exchange Contracts	—	486,187	—	486,187
Interest Rate Swap Contracts	—	162,187	—	162,187
Credit Default Swap Contracts	—	1,574,011	—	1,574,011
Liabilities
Futures Contracts	(269,532)	—	—	(269,532	)#
Forward Currency Exchange Contracts	—	(2,547,940)	—	(2,547,940)

Total	$1,081,213	$1,005,297,247	$10,114,044	$1,016,492,504

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	235

Notes to Financial Statements

High-Yield Portfolio
Investments in Securities	Level 1	Level 2	Level 3		Total
Assets:
Corporates – Non-Investment Grades	$—	$400,483,227	$592,801		$401,076,028
Corporates – Investment Grades	—	47,984,440	—		47,984,440
Commercial Mortgage-Backed Securities	—	7,765,817	5,522,003		13,287,820
Bank Loans	—	—	11,103,854		11,103,854
Governments – Treasuries	—	8,075,452	—		8,075,452
Local Governments – Municipal Bonds	—	7,734,202	—		7,734,202
Emerging Markets – Corporate Bonds	—	7,289,701	389,146		7,678,847
Quasi-Sovereigns	—	6,247,275	—		6,247,275
Preferred Stocks	2,559,744	2,319,124	—		4,878,868
Asset-Backed Securities	—	—	4,604,837		4,604,837
Emerging Markets – Sovereigns	—	3,530,563	—		3,530,563
CMOs	—	—	2,078,066		2,078,066
Emerging Markets – Treasuries	—	1,616,732	—		1,616,732
Common Stocks	165,025	—	291,671		456,696
Warrants	—	—	2		2
Option Purchased – Call	—	—	– 0	–	– 0	–
Short-Term Investments	5,802,841	—	—		5,802,841

Total Investments in Securities	8,527,610	493,046,533 +	24,582,380		526,156,523
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	—	2,771	—		2,771
Interest Rate Swap Contracts	—	221,779	—		221,779
Credit Default Swap Contracts	—	75,303	—		75,303
Liabilities
Futures Contracts	(57,434)	—	—		(57,434	)#
Forward Currency Exchange Contracts	—	(1,043,788)	—		(1,043,788)
Interest Rate Swap Contracts	—	(287,393)	—		(287,393)
Credit Default Swap Contracts	—	(153,439)	—		(153,439)

Total	$8,470,176	$491,861,766	$24,582,380		$524,914,322

236	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Small-Mid Cap Value Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$610,297,882	$—	$—	$610,297,882
Short-Term Investments	4,769,678	—	—	4,769,678

Total Investments in Securities	615,067,560	—	—	615,067,560
Other Financial Instruments*	—	—	—	—

Total	$615,067,560	$—	$—	$615,067,560

Small-Mid Cap Growth Portfolio
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$612,713,204	$—	$—	$612,713,204
Short-Term Investments	10,352,473	—	—	10,352,473

Total Investments in Securities	623,065,677	—	—	623,065,677
Other Financial Instruments*	—	—	—	—

Total	$623,065,677	$—	$—	$623,065,677

Multi-Asset Real Return Portfolio
Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Energy	$116,626,234	$79,218,077		$—	$195,844,311
Equity:Other	43,064,175	113,222,739		—	156,286,914
Materials	49,854,333	64,763,396		—	114,617,729
Retail	42,684,224	19,237,305		—	61,921,529
Residential	45,928,984	9,329,107		—	55,258,091
Office	22,064,391	15,027,968		—	37,092,359
Lodging	23,187,898	8,312,912		—	31,500,810
Industrials	11,266,684	7,773,132		—	19,039,816
Food Beverage & Tobacco	4,148,765	—		—	4,148,765
Inflation-Linked Securities	—	342,606,977		—	342,606,977
Warrants	26,490	—		—	26,490
Short-Term Investments	7,324,653	—		—	7,324,653

Total Investments in Securities	366,176,831	659,491,613	+	—	1,025,668,444
Other Financial Instruments*:
Assets
Futures Contracts	1,180,299	—		—	1,180,299	#
Interest Rate Swap Contracts	—	8,971,256		—	8,971,256
Liabilities
Futures Contracts	(1,855,900)	—		—	(1,855,900	)#
Interest Rate Swap Contracts	—	(27,359)		—	(27,359)

Total	$365,501,230	$668,435,510		$—	$1,033,936,740

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	237

Notes to Financial Statements

Volatility Management Portfolio
Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$6,503,394	$22,831,113		$—	$29,334,507
Industrials	5,751,598	6,301,189		—	12,052,787
Information Technology	7,778,865	2,323,103		—	10,101,968
Energy	5,486,636	3,875,369		—	9,362,005
Consumer Discretionary	4,485,200	4,671,128		—	9,156,328
Consumer Staples	4,320,733	4,354,017		—	8,674,750
Health Care	4,454,450	3,705,074		—	8,159,524
Equity:Other	4,993,158	1,861,226		—	6,854,384
Materials	1,506,788	5,239,521		—	6,746,309
Retail	4,233,883	710,708		—	4,944,591
Office	2,466,796	2,133,363		—	4,600,159
Residential	3,590,451	575,133		—	4,165,584
Telecommunication Services	1,206,119	2,569,452		—	3,775,571
Utilities	1,357,426	2,382,368		—	3,739,794
Lodging	1,107,923	132,998		—	1,240,921
Rights	—	—		41,068	41,068
Short-Term Investments
Investment Companies	207,440,623	—		—	207,440,623
U.S. Treasury Bill	—	1,499,555		—	1,499,555

Total Investments in Securities	266,684,043	65,165,317	+	41,068	331,890,428
Other Financial Instruments*:
Assets
Futures Contracts	13,567,183	—		—	13,567,183	#
Forward Currency Exchange Contracts	—	382,184		—	382,184
Total Return Swap Contracts	—	208,058		—	208,058
Liabilities
Futures Contracts	(1,101)	—		—	(1,101	)#
Forward Currency Exchange Contracts	—	(355,312)		—	(355,312)

Total	$280,250,125	$65,400,247		$41,068	$345,691,440

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third

238	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

^	Consolidated.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

Short Duration Bond Portfolio	Asset- Backed Securities	Commercial Mortgage- Backed Securities	CMOs
Balance as of 8/31/10	$37,026,985	$18,158,640	$11,137,158
Accrued discounts/(premiums)	4,024	(13)	(6)
Realized gain (loss)	(1,600,236)	—	(2,237)
Change in unrealized appreciation/depreciation	3,954,016	3,278,361	3,154,948
Net purchases (sales)	3,729,417	(553,896)	12,314,109
Transfers in to Level 3	—	—	—
Tranfers out of Level 3	(14,135,117)	—	(150,377)

Balance as of 2/28/11	$28,979,089	$20,883,092	$26,453,595

Net change in unrealized appreciation/depreciation from investments held as of 2/28/11*	$2,356,308	$3,278,361	$3,137,142

	TALF Loans	Total
Balance as of 8/31/10	$(30,844,320)	$35,478,463
Accrued discounts/(premiums)	—	4,005
Realized gain (loss)	—	(1,602,473)
Change in unrealized appreciation/depreciation	—	10,387,325
Net purchases (sales)	2,437,717 **	17,927,347
Net transfers in to Level 3	—	—
Net transfers out of Level 3	—	(14,285,494)

Balance as of 2/28/11	$(28,406,603)	$47,909,173

Net change in unrealized appreciation/depreciation from investments held as of 2/28/11*	$—	$8,771,811

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	239

Notes to Financial Statements

Intermediate Duration Bond Portfolio	Commercial Mortgage- Backed Securities	Asset- Backed Securities	CMOs
Balance as of 8/31/10	$46,293,782	$3,076,443	$11,618,047
Accrued discounts/(premiums)	58,865	467	214
Realized gain (loss)	—	(1,925,070)	3,845
Change in unrealized appreciation/depreciation	2,006,268	3,177,727	1,745,832
Net purchases (sales)	—	836,685	(1,116,341)
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 2/28/11	$48,358,915	$5,166,252	$12,251,597

Net change in unrealized appreciation/depreciation from investments held as of 2/28/11*	$2,006,268	$1,011,808	$1,745,832

	TALF Loans	Total
Balance as of 8/31/10	$(18,664,320)	$42,323,952
Accrued discounts/(premiums)	—	59,546
Realized gain (loss)	—	(1,921,225)
Change in unrealized appreciation/depreciation	—	6,929,827
Net purchases (sales)	2,437,717 **	2,158,061
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 2/28/11	$(16,226,603)	$49,550,161

Net change in unrealized appreciation/depreciation from investments held as of 2/28/11*	$—	$4,763,908

Bond Inflation Protection Portfolio	Commercial Mortgage- Backed Securities	Asset- Backed Securities	Total
Balance as of 8/31/10	$6,992,868	$—	$6,992,868
Accrued discounts/(premiums)	631	4	635
Realized gain (loss)	—	—	—
Change in unrealized appreciation/depreciation	173,916	(4,231)	169,685
Net purchases (sales)	1,483,825	1,467,031	2,950,856
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 2/28/11	$8,651,240	$1,462,804	$10,114,044

Net change in unrealized appreciation/depreciation from investments held as of 2/28/11*	$173,916	$(4,231)	$169,685

240	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

High-Yield Portfolio	Corporates – Non-Investment Grades	Commercial Mortgage- Backed Securities	Bank Loans
Balance as of 8/31/10	$23,810,754	$4,928,247	$7,581,550
Accrued discounts/(premiums)	58,514	58,810	141,562
Realized gain (loss)	1,316,148	—	529,832
Change in unrealized appreciation/depreciation	(752,290)	534,946	(7,892)
Net purchases (sales)	(20,379,404)	—	2,858,802
Transfers in to Level 3	—	—	—
Transfers out of Level 3	(3,460,921)	—	—

Balance as of 2/28/11	$592,801	$5,522,003	$11,103,854

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/11*	$153,204	$534,946	$433,545

	Emerging Markets – Corporate Bonds	Asset- Backed Securities	CMOs
Balance as of 8/31/10	$—	$4,657,555	$3,200,554
Accrued discounts/(premiums)	—	46,790	23,307
Realized gain (loss)	—	57,028	151,102
Change in unrealized appreciation/depreciation	1,339	(196,856)	(27,739)
Net purchases (sales)	387,807	40,320	(1,269,158)
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 2/28/11	$389,146	$4,604,837	$2,078,066

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/11*	$(103,908)	$60,478	$117,036

	Common Stocks	Warrants	Option Purchased- Call***			Total
Balance as of 8/31/10	$174,635	$161,168	$	– 0	–	$44,514,463
Accrued discounts/(premiums)	—	—		—		328,983
Realized gain (loss)	—	161,549		—		2,215,659
Change in unrealized appreciation/depreciation	117,036	(115,118)		—		(446,574)
Net purchases (sales)	—	(207,597)		—		(18,569,230)
Transfers in to Level 3	—	—		—		—
Transfers out of Level 3	—	—		—		(3,460,921)

Balance as of 2/28/11	$291,671	$2	$	– 0	–	$24,582,380

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/11*	$1,339	$—	$	– 0	–	$1,196,640

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	241

Notes to Financial Statements

Volatility Management Portfolio	Rights	Total
Balance as of 8/31/10	$—	$—
Accrued discounts/(premiums)	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	40,631	40,631
Net purchases (sales)	437	437
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 2/28/11	$41,068	$41,068

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/11*	$40,631	$40,631

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

**	Represents the partial payoff of the TALF loan.

***	The Portfolio held a security with zero market value at period end.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is each Portfolios’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

242	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Multi-Asset Real Return Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

6. Expenses

Expenses of the Trust are charged to each Portfolio in proportion to each Portfolio’s respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an advisory agreement (the “Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser has agreed to bear certain expenses to the extent necessary to limit

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	243

Notes to Financial Statements

the total portfolio operating expenses to .15% of average daily net assets for the Volatility Management Portfolio. For the period ended February 28, 2011, such reimbursement amounted to $25,579.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

During the year ended August 31, 2010, the Adviser reimbursed the International Growth Portfolio and Bond Inflation Protection Portfolio in the amounts of $2,055 and $40,508, respectively, for trading losses incurred due to a trade entry error.

The Trust has entered into a distribution agreement (the “Distribution Agreement”) on behalf of each Portfolio with AllianceBernstein Investments, Inc., a wholly-owned subsidiary of the Adviser, the Portfolios’ principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolios’ shares, which are sold at the net asset value without any sales charge.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios’ shares, which are borne by the Underwriter.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent.

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the six months ended February 28, 2011 is as follows:

Portfolio	Market Value August 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 28, 2011 (000)	Dividend Income (000)
U.S. Value	$15,636	$438,594	$417,754	$36,476	$31
U.S. Large Cap Growth	9,036	89,615	77,913	20,738	2
International Value	8,377	142,796	143,073	8,100	11

244	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Portfolio	Market Value August 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 28, 2011 (000)	Dividend Income (000)
International Growth	$16,754	$174,142	$182,435	$8,461	$7
Short Duration Bond	26,879	214,511	232,408	8,982	21
Intermediate Duration Bond	115,479	296,074	354,597	56,956	81
Bond Inflation Protection	4,138	66,565	69,382	1,321	4
High-Yield	0	72,134	66,331	5,803	3
Small-Mid Cap Value	6,705	87,430	89,365	4,770	8
Small-Mid Cap Growth	7,891	99,529	97,068	10,352	5
Multi-Asset Real Return	5,549	220,925	219,149	7,325	7
Volatility Management	151,708	133,749	78,016	207,441	27

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the six months ended February 28, 2011 were as follows:

Portfolio	Total Commissions		Sanford C. Bernstein & Co. LLC			Sanford C. Bernstein Limited
U.S. Value	$1,435,699		$	– 0	–	$	– 0	–
U.S. Large Cap Growth	1,404,421			– 0	–		– 0	–
International Value	730,281			– 0	–		– 0	–
International Growth	1,122,395			– 0	–		– 0	–
Short Duration Bond	– 0	–		– 0	–		– 0	–
Intermediate Duration Bond	– 0	–		– 0	–		– 0	–
Bond Inflation Protection	– 0	–		– 0	–		– 0	–
High-Yield	3,316			– 0	–		– 0	–
Small-Mid Cap Value	492,486			– 0	–		– 0	–
Small-Mid Cap Growth	430,767			– 0	–		– 0	–
Multi-Asset Real Return	1,011,469			– 0	–		704
Volatility Management	11,888			– 0	–		– 0	–

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the six months ended February 28, 2011, were as follows:

Portfolio	Purchases	Sales
U.S. Value	$569,694,795	$695,832,963
U.S. Large Cap Growth	1,038,538,702	1,273,437,469
International Value	327,958,255	383,584,219
International Growth	500,980,561	524,368,601

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	245

Notes to Financial Statements

Portfolio	Purchases	Sales
Short Duration Bond	$151,564,234	$30,253,317
Intermediate Duration Bond	79,800,065	104,237,672
Bond Inflation Protection	75,877,896	25,411,204
High-Yield	145,872,100	139,760,657
Small-Mid Cap Value	156,016,888	210,597,748
Small-Mid Cap Growth	217,776,687	356,453,743
Multi-Asset Real Return	635,135,798	1,029,406,643
Volatility Management	33,739,416	9,960,324

Purchases and sales of U.S. government securities for the six months ended February 28, 2011, were as follows:

Portfolio	Purchases			Sales
U.S. Value	$	– 0	–	$	– 0	–
U.S. Large Cap Growth		– 0	–		– 0	–
International Value		– 0	–		– 0	–
International Growth		– 0	–		– 0	–
Short Duration Bond		387,521,303			359,017,652
Intermediate Duration Bond		647,990,711			463,817,277
Bond Inflation Protection		85,057,558			52,475,919
High-Yield		1,698,810			– 0	–
Small-Mid Cap Value		– 0	–		– 0	–
Small-Mid Cap Growth		– 0	–		– 0	–
Multi-Asset Real Return		406,455,168			65,456,981
Volatility Management		5,910,418			58,058,743

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Appreciation	(Depreciation)
U.S. Value	$433,476,268	$(28,528,600)	$404,947,668
U.S. Large Cap Growth	555,687,427	(6,143,914)	549,543,513
International Value	175,071,473	(32,641,943)	142,429,530
International Growth	146,734,335	(20,875,875)	125,858,460
Short Duration Bond	18,549,304	(32,985,085)	(14,435,781)
Intermediate Duration Bond	55,266,875	(23,378,866)	31,888,009
Bond Inflation Protection	58,628,284	(689,218)	57,939,066
High-Yield	59,644,278	(13,498,586)	46,145,692
Small-Mid Cap Value	147,998,044	(6,059,615)	141,938,429
Small-Mid Cap Growth	208,830,166	(1,311,202)	207,518,964
Multi-Asset Real Return	111,022,552	(3,713,093)	107,309,459
Volatility Management	17,920,289	(1,047,228)	16,873,061

1. Derivative Financial Instruments

Certain Portfolios may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The

246	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Portfolios may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Certain Portfolios may buy or sell futures contracts for the purpose of hedging their Portfolios against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

During the six months ended February 28, 2011, the International Growth Portfolio and International Value Portfolio held futures contracts for non-hedging purposes. Short Duration Portfolio, Bond Inflation Portfolio, Multi-Asset Real Return Portfolio and Volatility Management Portfolio held futures contracts for hedging and non-hedging purposes.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements).When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	247

Notes to Financial Statements

a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

Certain Portfolios may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

During the six months ended February 28, 2011, the International Growth Portfolio, International Value Portfolio, Bond Inflation Portfolio, Multi-Asset Real Return Portfolio and Volatility Management Portfolio held forward currency exchange contracts for hedging and non-hedging purposes. High-Yield Portfolio and Intermediate Duration Portfolio held forward currency exchange contracts for hedging purposes.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

During the six months ended February 28, 2011, the High-Yield Portfolio held purchased options for non-hedging purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio

248	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended February 28, 2011, the Portfolios had no transactions in written options.

•	Swap Agreements

Certain Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	249

Notes to Financial Statements

arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Portfolio may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended February 28, 2011, Bond Inflation Portfolio held interest rate swaps for hedging and non-hedging purposes. The High-Yield Portfolio held interest rate swaps for hedging purposes and Intermediate Duration Bond Portfolio held interest rate swaps for non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure

250	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the six months ended February 28, 2011, the High-Yield Portfolio held credit default swaps for hedging and non-hedging purposes. The Bond Inflation Portfolio held credit default swaps for non-hedging purposes.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	251

Notes to Financial Statements

deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At February 28, 2011, the Bond Inflation Protection Portfolio and High-Yield Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $72,740,000 and $2,200,000, with net unrealized appreciation/depreciation of $1,574,011 and $(35,175), respectively, and terms of less than 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended February 28, 2011, the Multi-Asset Real Return Portfolio and Volatility Management Portfolio held total return swaps for hedging and non-hedging purposes.

Documentation governing the Portfolios’ swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction. As of February 28, 2011, the High-Yield Portfolio and the Multi-Asset Real Return Portfolio had swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $440,832 and $27,359, respectively, at February 28, 2011.

252	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

At February 28, 2011, the Portfolios had entered into the following derivatives:

International Value Portfolio	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$10,663,785		Unrealized depreciation of forward currency exchange contracts	$8,300,023

Equity contracts	Receivable/Payable for variation margin on futures contracts	558,190	*

Total		$11,221,975			$8,300,023

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$3,704,389	$(22,325)

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	254,582	868,105

Total		$3,958,971	$845,780

For the six months ended February 28, 2011, the average monthly principal amount of foreign currency exchange contracts was $656,709,678, and average monthly original value of futures contracts was $6,540,506.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	253

Notes to Financial Statements

International Growth Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$17,129,725	Unrealized depreciation of forward currency exchange contracts	$14,564,980

Total		$17,129,725		$14,564,980

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(5,671,471)	$4,568,495

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(202,405)	31,086

Total		$(5,873,876)	$4,599,581

For the six months ended February 28, 2011, the average monthly principal amount of foreign currency exchange contracts was $881,069,277, and average monthly original value of futures contracts was $4,239,030.

254	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Short Duration Bond Portfolio	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures contracts	$296,968	*

Total		$296,968

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	$(17,044)	$392,269

Total		$(17,044)	$392,269

For the six months ended February 28, 2011, the average monthly original value of futures contracts was $324,626,193.

Intermediate Duration Bond Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$79,980

Interest rate contracts	Unrealized appreciation on interest rate swap contracts	317,550

Total		$397,530

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	255

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities and other assets	$(257,101)	$79,980

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	55,509	317,550

Total		$(201,592)	$397,530

For the six months ended February 28, 2011, the average monthly principal amount of foreign currency exchange contracts was $11,326,928 and average monthly notional amount of interest rate swaps was $43,645,714.

Bond Inflation Protection Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$486,187	Unrealized depreciation of forward currency exchange contracts	$2,547,940

Interest rate contracts			Receivable/Payable for variation margin on futures contracts	240,258	*

Interest rate contracts	Unrealized appreciation on interest rate swap contracts	162,187

256	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Bond Inflation Protection Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on credit default swap contracts	$1,574,011

Total		$2,222,385		$2,788,198

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$2,781,873	$ (1,041,566)

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	456,537	(105,738)

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	37,021	162,187

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	875,505	3,047,479

Total		$4,150,936	$2,062,362

For the six months ended February 28, 2011, the average monthly principal amount of foreign currency exchange contracts was $157,756,287, average monthly original value of futures contracts was $78,358,732, average monthly

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	257

Notes to Financial Statements

notional amount of interest rate swaps was $29,108,571 and average monthly notional amount of credit default swaps was $80,402,857.

High-Yield Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$2,771	Unrealized depreciation of forward currency exchange contracts	$1,043,788

Interest rate contracts			Receivable/Payable for variation margin on futures contracts	57,434	*

Interest rate contracts	Unrealized appreciation on interest rate swap contracts	221,779	Unrealized depreciation on interest rate swap contracts	287,393

Credit contracts	Unrealized appreciation on credit default swap contracts	75,303	Unrealized depreciation on credit default swap contracts	153,439

Total		$299,853		$1,542,054

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$768,932		$(1,028,613)

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	– 0	–	(57,434)

258	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$15,447		$(65,614)

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(46,572)		(43,182)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	– 0	–	(83,509)

Total		$737,807		$(1,278,352)

For the six months ended February 28, 2011, the average monthly principal amount of foreign currency exchange contracts was $29,009,100, average monthly original value of futures contracts was $15,943, average monthly notional amount of interest rate swaps was $64,485,714, average monthly notional amount of credit default swaps was $5,895,714, and average monthly cost of purchased options contracts was $40,500.

Multi-Asset Real Return Portfolio**	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Commodity contracts			Receivable/Payable for variation margin on futures contracts	$675,601	*

Equity contracts	Unrealized appreciation on total return swap contracts	$8,971,256		27,359

Total		$8,971,256		$702,960

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

**	Consolidated.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	259

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$6,121,273	$(3,693,496)

Commodity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(1,205,693)	(675,601)

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	7,916,431	8,943,897

Total		$12,832,011	$4,574,800

For the six months ended February 28, 2011, the average monthly principal amount of foreign currency exchange contracts was $196,042,041, average monthly original value of futures contracts was $18,226,239 and average monthly notional amount of total return swaps was $103,140,387.

Volatility Management Portfolio	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$382,184		Unrealized depreciation of forward currency exchange contracts	$355,312

Equity contracts	Receivable/Payable for variation margin on futures contracts	13,566,082	*

260	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Volatility Management Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Unrealized appreciation on total return swap agreements	$208,058

Total		$14,156,324		$355,312

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$	– 0	–	$381,987

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts		55,871		– 0	–

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts		23,441,651		20,541,010

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts		5,421,686		563,173

Total			$28,919,208		$21,486,170

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	261

Notes to Financial Statements

For the six months ended February 28, 2011, the average monthly principal amount of foreign currency exchange contracts was $21,768,843, average monthly original value of futures contracts was $174,852,790 and average monthly notional amount of total return swaps was $35,014,514.

2. Currency Transactions

The Portfolios may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended February 28, 2011, the Intermediate Duration Bond Portfolio earned drop income of $179,232, which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolios sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time the Portfolios enter into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended February 28, 2011, the average amount of reverse repurchase agreements outstanding for Bond Inflation Protection Portfolio was $260,984,415 and the daily weighted average interest rate was 0.24%.

262	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

5. Term Asset-Backed Securities Loan Facility

Certain Portfolios participate in the TALF program. Under the TALF program eligible borrowers may obtain a non-recourse loan from the Federal Reserve Bank of New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral is not recorded as a sale on a Portfolio’s records. The Portfolio agrees to repay the non-recourse loan amount plus accrued interest under the terms of the loan, with the principal balance being due at loan maturity. According to the terms of the TALF program, a Portfolio is not required to pledge further collateral in the event the value of the Eligible Securities transferred as collateral fell below the loan amount. The loan is prepayable in whole or in part at any time at the Portfolio’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Portfolio paid a one time administration fee based upon the amount borrowed to the FRBNY.

Borrowing under TALF, as with the extension of other types of credit, subjects a Portfolio to certain risks, including possible delays in recovery of securities posted as collateral or possible loss of rights in collateral should a Portfolio be unable to repay a loan. Additionally, there was the risk that the expense associated with the TALF loan, including interest expense, may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral was used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder was applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, the Portfolio will be required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan is measured based on a predetermined rate on the loan origination date and is reported on the statement of operations as interest expense.

For the six months ended February 28, 2011, the following Portfolios participated in the TALF program:

Portfolio	Average Borrowing	Weighted Average Interest Rate
Short Duration Bond	$29,622,885	1.23%
Intermediate Duration Bond	17,442,885	1.23

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	263

Notes to Financial Statements

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010

U.S. Value
Shares sold	3,294,483	10,261,746	$26,378,298	$78,204,655

Shares issued in reinvestment of dividends	3,016,453	6,148,691	23,922,204	46,431,849

Shares redeemed	(19,884,701)	(36,098,186)	(168,789,596)	(288,019,021)

Net decrease	(13,573,765)	(19,687,749)	$(118,489,094)	$(163,382,517)

	Shares		Amount
	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010

U.S. Large Cap Growth
Shares sold	1,512,914	11,547,049	$15,742,970	$112,180,236

Shares issued in reinvestment of dividends	1,029,929	2,526,264	10,497,617	24,398,886

Shares redeemed	(23,377,896)	(23,551,495)	(257,735,927)	(239,722,756)

Net decrease	(20,835,053)	(9,478,182)	$(231,495,340)	$(103,143,634)

	Shares		Amount
	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010

International Value
Shares sold	1,864,480	12,826,634	$14,720,920	$95,760,071

Shares issued in reinvestment of dividends	2,118,098	3,855,573	16,410,876	26,785,903

Shares redeemed	(9,794,085)	(20,777,335)	(79,125,808)	(161,792,062)

Net decrease	(5,811,507)	(4,095,128)	$(47,994,012)	$(39,246,088)

264	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010

International Growth
Shares sold	3,836,765	7,698,526	$34,736,970	$65,826,788

Shares issued in reinvestment of dividends	3,934,137	4,351,205	35,308,481	37,417,914

Shares redeemed	(6,864,215)	(18,009,127)	(62,007,577)	(157,640,024)

Net increase (decrease)	906,687	(5,959,396)	$8,037,874	$(54,395,322)

	Shares		Amount
	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010

Short Duration Bond
Shares sold	11,853,167	14,272,730	$113,252,623	$133,941,334

Shares issued in reinvestment of dividends	1,419,861	3,671,476	13,557,200	34,462,838

Shares redeemed	(2,979,490)	(10,140,430)	(28,450,290)	(96,120,934)

Net increase	10,293,538	7,803,776	$98,359,533	$72,283,238

	Shares		Amount
	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010

Intermediate Duration Bond
Shares sold	7,347,674	10,688,026	$77,630,282	$109,242,698

Shares issued in reinvestment of dividends and distributions	3,101,440	5,800,749	32,995,389	59,461,645

Shares redeemed	(2,890,881)	(19,286,792)	(30,687,758)	(201,303,098)

Net increase (decrease)	7,558,233	(2,798,017)	$79,937,913	$(32,598,755)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	265

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010

Bond Inflation Protection
Shares sold	4,926,485	7,721,772	$52,818,188	$79,305,813

Shares issued in reinvestment of dividends	1,856,390	762,532	19,696,303	7,815,953

Shares redeemed	(2,203,068)	(5,191,920)	(23,758,533)	(54,239,296)

Net increase	4,579,807	3,292,384	$48,755,958	$32,882,470

	Shares		Amount
	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010

High-Yield
Shares sold	1,669,515	1,930,971	$16,844,880	$18,387,901

Shares issued in reinvestment of dividends	2,633,187	4,884,045	26,412,437	45,864,332

Shares redeemed	(2,108,685)	(11,786,783)	(21,294,865)	(112,435,515)

Net increase (decrease)	2,194,017	(4,971,767)	$21,962,452	$(48,183,282)

	Shares		Amount
	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010

Small-Mid Cap Value
Shares sold	310,329	1,530,725	$3,333,788	$13,981,268

Shares issued in reinvestment of dividends	184,291	794,201	1,765,509	7,444,369

Shares redeemed	(5,459,530)	(15,445,924)	(62,387,755)	(151,976,566)

Net decrease	(4,964,910)	(13,120,998)	$(57,288,458)	$(130,550,929)

266	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010

Small-Mid Cap Growth
Shares sold	147,970	1,228,281	$2,289,982	$13,488,899

Shares issued in reinvestment of dividends	57,615	219,063	768,253	2,538,112

Shares redeemed	(9,130,801)	(11,079,524)	(139,643,050)	(132,864,128)

Net decrease	(8,925,216)	(9,632,180)	$(136,584,815)	$(116,837,117)

	Shares		Amount
	Six Months Ended February 28, 2011 (unaudited)*	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31, 2010

Multi-Asset Real Return
Shares sold	1,440,626	2,947,333	$13,258,858	$24,304,281

Shares issued in reinvestment of dividends	8,546,303	3,285,660	76,523,004	26,734,353

Shares redeemed	(9,608,476)	(27,906,562)	(89,960,226)	(235,786,962)

Net increase (decrease)	378,453	(21,673,569)	$(178,364)	$(184,748,328)

*	Consolidated.

	Shares			Amount
	Six Months Ended February 28, 2011 (unaudited)	April 16, 2010(a) to August 31, 2010		Six Months Ended February 28, 2011 (unaudited)	April 16, 2010(a) to August 31, 2010

Volatility Management

Shares sold	1,162,096	33,067,103		$11,815,940	$321,847,149

Shares issued in reinvestment of dividends and distributions	1,512,615	– 0	–	15,428,671	– 0	–

Shares redeemed	(3,117,362)	(1,262,969)		(32,714,536)	(11,837,272)

Net increase (decrease)	(442,651)	31,804,134		$(5,469,925)	$310,009,877

(a)	Commencement of operations.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	267

Notes to Financial Statements

NOTE E

Basis for Consolidation

The Subsidiary was incorporated on October 18, 2010. The Multi-Asset Real Return Portfolio is the sole shareholder of the Subsidiary and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of February 28, 2011, net assets of the Portfolio were approximately $1,047,648,360, of which approximately $158,655,469, or approximately 15.1%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary.

NOTE F

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

During the year ended August 31, 2009, the Intermediate Duration Bond Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LSBF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LSBF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $2,015,576. The Portfolio’s claim to these obligations subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of February 28, 2011, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $798,168 (39.60% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser.

268	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolio. For example, the value of the Portfolios’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolios’ investments denominated in foreign currencies, the Portfolios’ positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When certain Portfolios borrows money or otherwise leverages its portfolios, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolios, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolios than if the Portfolios were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Commodity Risk—Investments in commodities and commodity-linked derivative instruments by AllianceBernstein Multi-Asset Real Return, either directly or through its Subsidiary, may subject the Portfolio to greater volatility than

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	269

Notes to Financial Statements

investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2010 and August 31, 2009 were as follows:

U.S. Value	2010		2009
Distributions paid from:
Ordinary income	$46,431,849		$64,468,391
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$46,431,849		$64,468,391

U.S. Large Cap Growth	2010		2009
Distributions paid from:
Ordinary income	$24,398,886		$23,934,284
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$24,398,886		$23,934,284

International Value	2010		2009
Distributions paid from:
Ordinary income	$26,785,904		$29,492,020
Long-term capital gains	– 0	–	47,252,778

Total distributions paid	$26,785,904		$76,744,798

International Growth	2010		2009
Distributions paid from:
Ordinary income	$37,417,914		$33,227,507
Long-term capital gains	– 0	–	154,989

Total distributions paid	$37,417,914		$33,382,496

270	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Short Duration Bond	2010		2009
Distributions paid from:
Ordinary income	$34,462,838		$44,230,027
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$34,462,838		$44,230,027

Intermediate Duration Bond	2010		2009
Distributions paid from:
Ordinary income	$59,461,645		$74,748,745
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$59,461,645		$74,748,745

Bond Inflation Protection	2010		2009
Distributions paid from:
Ordinary income	$7,815,952		$38,875,317
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$7,815,952		$38,875,317

High-Yield	2010		2009
Distributions paid from:
Ordinary income	$45,864,332		$45,605,929
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$45,864,332		$45,605,929

Small-Mid Cap Value	2010		2009
Distributions paid from:
Ordinary income	$7,444,369		$16,449,359
Long-term capital gains	– 0	–	39,426,848

Total distributions paid	$7,444,369		$55,876,207

Small-Mid Cap Growth	2010		2009
Distributions paid from:
Ordinary income	$2,538,112		$2,218,697
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$2,538,112		$2,218,697

Multi-Asset Real Return	2010		2009
Distributions paid from:
Ordinary income	$26,734,353		$5,812,875
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$26,734,353		$5,812,875

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	271

Notes to Financial Statements

As of August 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains			Accumulated Capital and Other Gains (Losses)(c)	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)(b)
U.S. Value	$8,634,242	$	– 0	–	$(881,498,959)	$(31,107,327)	$(903,972,044)
U.S. Large Cap Growth	1,809,906		– 0	–	(487,255,713)	48,854,330	(436,591,477)
International Value	15,900,466		– 0	–	(404,213,262)	(103,880,986)	(492,193,782)
International Growth	24,803,960		– 0	–	(410,715,498)	31,889,316	(354,022,222)
Short Duration Bond	3,009,451		– 0	–	(48,017,681)	(18,798,120)	(63,806,350)
Intermediate Duration Bond	5,861,230		– 0	–	(573,334)	61,948,992	67,236,888
Bond Inflation Protection	12,911,829		– 0	–	(851,375)	45,085,807	57,146,261
High-Yield	6,803,140		– 0	–	(64,074,930)	27,090,473	(30,181,317)
Small-Mid Cap Value	1,364,157		– 0	–	(87,689,043)	6,412,758	(79,912,128)
Small-Mid Cap Growth	508,684		– 0	–	(60,936,184)	59,468,481	(959,019)
Multi-Asset Real Return	52,462,162		– 0	–	(437,810,241)	96,413,633	(288,934,446)
Volatility Management	1,061,706		– 0	–	(11,549,351)	(3,200,020)	(13,687,665)

(a)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, mark to market on passive foreign investment companies, mark to market on forward contracts, futures contracts, partnership investments, interest writeoffs and accruals on defaulted securities, reclassification of distributions from investments in real estate investment trusts, and swap income (loss) accruals.

(b)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to deferral of post October capital or currency losses.

(c)

Net capital loss, currency and PFIC losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. U.S. Value, International Value, Short Duration Bond and High-Yield elect to defer $43,149,495, $25,354,319, $9,271,737, and $734,109 of capital losses that are deemed to arise in the next taxable year. Short Duration Bond Portfolio deferred $1,919,030 in straddle losses. Additionally, on August 31, 2010, the Portfolios had capital loss carryovers for federal income tax purposes.

272	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

On August 31, 2010, the following Portfolios had capital loss carryovers for federal income tax purposes which will expire in the years shown below. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

	Capital Losses Expiring in 2014			Capital Losses Expiring in 2015			Capital Losses Expiring in 2016			Capital Losses Expiring in 2017		Capital Losses Expiring in 2018		Total Capital Losses
U.S. Value	$	– 0	–	$	– 0	–	$	– 0	–	$205,162,139		$633,187,325		$838,349,464
U.S. Large Cap Growth		– 0	–		– 0	–		– 0	–	308,459,282		178,796,431		487,255,713
International Value		– 0	–		– 0	–		– 0	–	53,057,306		325,801,637		378,858,943
International Growth		– 0	–		– 0	–		– 0	–	107,784,754		302,930,744		410,715,498
Short Duration Bond		529,195			3,562,331			1,756,801		19,308,695		11,669,892		36,826,914
Intermediate Duration Bond		– 0	–		– 0	–		– 0	–	573,334		– 0	–	573,334
Bond Inflation Protection		– 0	–		– 0	–		– 0	–	851,375		– 0	–	851,375
High-Yield		– 0	–		1,561,339			1,152,926		15,295,968		45,330,588		63,340,821
Small-Mid Cap Value		– 0	–		– 0	–		– 0	–	25,737,293		61,951,750		87,689,043
Small-Mid Cap Growth		– 0	–		– 0	–		1,225,905		56,608,394		3,101,885		60,936,184
Multi-Asset Real Return		– 0	–		– 0	–		– 0	–	97,002,480		340,807,761		437,810,241
Volatility Management		– 0	–		– 0	–		– 0	–	– 0	–	11,549,351		11,549,351

During the fiscal year ended August 31, 2010, Bond Inflation Protection Portfolio utilized $922,726 of capital loss carryforwards, and Intermediate Duration Bond Portfolio utilized $11,912,026 of capital loss carryforwards.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	273

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

U.S. Value
Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 7.18	$ 7.22	$ 9.27	$ 12.44	$ 11.41	$ 10.32

Income From Investment Operations
Net investment income(a)	.09	.16	.21	.31	.31	.27
Net realized and unrealized gain (loss) on investment transactions	1.92	(.03)	(2.03)	(2.75)	1.22	1.11

Net increase (decrease) in net asset value from operations	2.01	.13	(1.82)	(2.44)	1.53	1.38

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.17)	(.23)	(.31)	(.30)	(.21)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(b)	(.42)	(.20)	(.08)

Total dividends and distributions	(.09)	(.17)	(.23)	(.73)	(.50)	(.29)

Net asset value, end of period	$ 9.10	$ 7.18	$ 7.22	$ 9.27	$ 12.44	$ 11.41

Total Return
Total investment return based on net asset value(c)	28.17%	1.64%	(19.36)%	(20.55)%	13.55%	13.60%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$2,334	$1,938	$2,091	$2,521	$2,573	$1,822
Ratio to average net assets of:
Expenses	.01	%(d)(e)	.01%	.02%	.02%	.02%	.04%
Net investment income	2.12	%(d)(e)	2.09%	3.23%	2.93%	2.49%	2.48%
Portfolio turnover rate	27%	73%	59%	20%	22%	14%

See	footnote summary on page 285.

274	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

U.S. Large Cap Growth
Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.94	$ 9.25	$ 11.08	$ 12.47	$ 11.09	$ 10.73

Income From Investment Operations
Net investment income(a)	.06	.11	.11	.10	.10	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.01	(.31)	(1.83)	(1.04)	1.57	.38

Net increase (decrease) in net asset value from operations	3.07	(.20)	(1.72)	(.94)	1.67	.45

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.11)	(.11)	(.10)	(.09)	(.06)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.35)	(.20)	(.03)

Total dividends and distributions	(.05)	(.11)	(.11)	(.45)	(.29)	(.09)

Net asset value, end of period	$ 11.96	$ 8.94	$ 9.25	$ 11.08	$ 12.47	$ 11.09

Total Return
Total investment return based on net asset value(c)	34.44%	(2.23	)%*	(15.41)%	(8.06)%	15.23%	4.10%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$2,324	$1,924	$2,078	$2,532	$2,608	$1,775
Ratio to average net assets of:
Expenses	.02	%(d)(e)	.01%	.02%	.02%	.02%	.04%
Net investment income	1.12	%(d)(e)	1.13%	1.40%	.86%	.80%	.64%
Portfolio turnover rate	48%	81%	108%	93%	92%	64%

See footnote summary on page 285.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	275

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Value
Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 6.93	$ 7.50	$ 10.37	$ 14.88	$ 13.84	$ 10.89

Income From Investment Operations
Net investment income(a)	.07	.21	.23	.45	.42	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.75	(.60)	(2.55)	(3.18)	2.29	3.04
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.82	(.39)	(2.32)	(2.73)	2.71	3.42

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.18)	(.19)	(.43)	(.55)	(.26)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.36)	(1.35)	(1.12)	(.21)

Total dividends and distributions	(.11)	(.18)	(.55)	(1.78)	(1.67)	(.47)

Net asset value, end of period	$ 8.64	$ 6.93	$ 7.50	$ 10.37	$ 14.88	$ 13.84

Total Return
Total investment return based on net asset value(c)	26.51%	(5.15)%	(20.71)%	(20.92)%	20.64%	32.16%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,213	$1,013	$1,127	$1,228	$1,316	$997
Ratio to average net assets of:
Expenses	.03	%(d)(e)	.04%	.06%	.07%	.08%	.10%
Net investment income	1.83	%(d)(e)	2.70%	3.56%	3.49%	2.89%	3.09%
Portfolio turnover rate	30%	60%	56%	31%	31%	27%

See footnote summary on page 285.

276	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Growth
Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.18	$ 8.12	$ 11.27	$ 13.98	$ 12.54	$ 10.57

Income From Investment Operations
Net investment income(a)	.06	.19	.23	.38	.34	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.09	.16	(3.11)	(1.89)	1.86	1.95
Contributions from Adviser	– 0	–	.00	(b)	.00	(b)	.00	(b)	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	1.15	.35	(2.88)	(1.51)	2.20	2.18

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.29)	(.27)	(.38)	(.27)	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(b)	(.82)	(.49)	(.02)

Total dividends and distributions	(.29)	(.29)	(.27)	(1.20)	(.76)	(.21)

Net asset value, end of period	$ 9.04	$ 8.18	$ 8.12	$ 11.27	$ 13.98	$ 12.54

Total Return
Total investment return based on net asset value(c)	14.04%	4.20%	(25.32)%	(12.46)%	18.08%	20.88%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,155	$1,037	$1,078	$1,246	$1,329	$886
Ratio to average net assets of:
Expenses	.04	%(d)(e)	.03%	.05%	.06%	.07%	.11%
Net investment income	1.28	%(d)(e)	2.27%	3.19%	2.81%	2.50%	1.96%
Portfolio turnover rate	45%	119%	111%	85%	82%	105%

See	footnote summary on page 285.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	277

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Short Duration Bond
	Six Months Ended February 28, 2011 (unaudited)		Year Ended August 31,
			2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 9.56		$ 9.26	$ 9.37	$ 9.87	$ 9.93	$ 10.04

Income From Investment Operations
Net investment income(a)	.11		.25	.36	.46	.52	.47
Net realized and unrealized gain (loss) on investment transactions	– 0	–	.32	(.08)	(.49)	(.08)	(.14)

Net increase (decrease) in net asset value from operations	.11		.57	.28	(.03)	.44	.33

Less: Dividends
Dividends from net investment income	(.10)		(.27)	(.39)	(.47)	(.50)	(.44)

Net asset value, end of period	$ 9.57		$ 9.56	$ 9.26	$ 9.37	$ 9.87	$ 9.93

Total Return
Total investment return based on net asset value(c)	1.20%		6.26%	3.14%	(.40)%	4.51%	3.39%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,318		$1,218	$1,108	$1,299	$1,272	$960
Ratio to average net assets of:
Expenses	.05	%(d)(e)	.12%	.04%	.03%	.02%	.05%
Expenses, excluding interest expense and TALF administration fee	.02	%(d)(e)	.02%	.03%	.03%	.02%	.05%
Expenses, excluding interest expense	.02	%(d)(e)	.03%	.04%	.03%	.02%	.05%
Net investment income	2.38	%(d)(e)	2.64%	4.06%	4.75%	5.23%	4.69%
Portfolio turnover rate	32%		130%	153%	116%	138%	185%

See footnote summary on page 285.

278	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Intermediate Duration Bond
	Six Months Ended February 28, 2011 (unaudited)		Year Ended August 31,
			2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 10.78		$ 9.98		$ 9.70		$ 9.87		$ 9.86		$ 10.12

Income From Investment Operations
Net investment income(a)	.22		.45		.51		.50		.49		.48
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)		.80		.33		(.16)		.00	(b)	(.28)

Net increase in net asset value from operations	.04		1.25		.84		.34		.49		.20

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.45)		(.56)		(.51)		(.48)		(.46)
Distributions from net realized gain on investment transactions	(.03)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 10.56		$ 10.78		$ 9.98		$ 9.70		$ 9.87		$ 9.86

Total Return
Total investment return based on net asset value(c)	.36%		12.84%		9.26%		3.51%		5.03%		2.13%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,405		$1,353		$1,281		$1,654		$1,600		$1,076
Ratio to average net assets of:
Expenses	.04	%(d)(e)	.13%		.04%		.03%		.04%		.06%
Expenses, excluding interest expense and TALF administration fee	.02	%(d)(e)	.02%		.03%		.03%		.04%		.06%
Expenses, excluding interest expense	.02	%(d)(e)	.03%		.04%		.03%		.04%		.06%
Net investment income	4.10	%(d)(e)	4.38%		5.47%		5.01%		5.01%		4.89%
Portfolio turnover rate	44%		94%		108%		114%		236%		513%

See footnote summary on page 285.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	279

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Bond Inflation Protection
Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.70	$ 9.91	$ 10.74	$ 9.99	$ 9.91	$ 10.01

Income From Investment Operations
Net investment income(a)	.21	.34	.04	.69	.49	.57
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.23	.58	(.19)	.52	(.06)	(.36)
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.44	.92	(.15)	1.21	.43	.21

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.13)	(.68)	(.46)	(.35)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.32)	(.13)	(.68)	(.46)	(.35)	(.31)

Net asset value, end of period	$ 10.82	$ 10.70	$ 9.91	$ 10.74	$ 9.99	$ 9.91

Total Return
Total investment return based on net asset value(c)	4.12%	9.31%	(.88)%	12.45%	4.44%	2.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$724,957	$667,764	$586,321	$688,918	$643,549	$447,210
Ratio to average net assets of:
Expenses	.13	%(d)(e)	.07%	.04%	.04%	.04%	.07%
Expenses, excluding interest expense	.04	%(d)(e)	.04%	.04%	.04%	.04%	.07%
Net investment income	3.96	%(d)(e)	3.25%	.44%	6.63%	4.98%	5.83%
Portfolio turnover rate	8%	21%	20%	9%	12%	13%

See footnote summary on page 285.

280	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

High-Yield
Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 9.85	$ 8.51	$ 8.87	$ 9.89	$ 9.99	$ 10.35

Income From Investment Operations
Net investment income(a)	.44	.89	.81	.78	.77	.75
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.55	1.33	(.38)	(1.03)	(.15)	(.35)

Net increase (decrease) in net asset value from operations	.99	2.22	.43	(.25)	.62	.40

Less: Dividends and Distributions
Dividends from net investment income	(.52)	(.88)	(.79)	(.77)	(.72)	(.75)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.52)	(.88)	(.79)	(.77)	(.72)	(.76)

Net asset value, end of period	$ 10.32	$ 9.85	$ 8.51	$ 8.87	$ 9.89	$ 9.99

Total Return
Total investment return based on net asset value(c)	10.35%	27.01%	7.25%	(2.76)%	6.22%	4.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$533,577	$487,751	$463,400	$526,850	$495,833	$325,931
Ratio to average net assets of:
Expenses	.05	%(d)(e)	.05%	.06%	.05%	.06%	.09%
Net investment income	8.80	%(d)(e)	9.29%	11.13%	8.19%	7.50%	7.47%
Portfolio turnover rate	28%	34%	40%	25%	49%	64%

See footnote summary on page 285.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	281

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Value
Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 9.08	$ 8.10	$ 11.19	$ 12.79	$ 11.08	$ 10.65

Income From Investment Operations
Net investment income(a)	.08	.11	.14	.19	.24	.16
Net realized and unrealized gain (loss) on investment transactions	3.18	.99	(2.34)	(.96)	1.80	.40

Net increase (decrease) in net asset value from operations	3.26	1.10	(2.20)	(.77)	2.04	.56

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.12)	(.14)	(.18)	(.23)	(.13)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.75)	(.65)	(.10)	– 0	–

Total dividends and distributions	(.03)	(.12)	(.89)	(.83)	(.33)	(.13)

Net asset value, end of period	$ 12.31	$ 9.08	$ 8.10	$ 11.19	$ 12.79	$ 11.08

Total Return
Total investment return based on net asset value(c)	36.03%	13.56%	(16.76)%	(6.29)%	18.64%	5.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$617,816	$500,525	$553,145	$685,788	$648,401	$444,250
Ratio to average net assets of:
Expenses	.03	%(d)(e)	.04%	.04%	.04%	.04%	.07%
Net investment income	1.47	%(d)(e)	1.20%	2.00%	1.67%	1.93%	1.45%
Portfolio turnover rate	27%	54%	60%	38%	33%	42%

See footnote summary on page 285.

282	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Growth
Six Months Ended February 28, 2011 (unaudited)	Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 11.77	$ 10.18	$ 12.62	$ 14.79	$ 11.84	$ 10.99

Income From Investment Operations
Net investment income(a)	.04	.05	.04	.05	.06	.04
Net realized and unrealized gain (loss) on investment transactions	5.78	1.59	(2.44)	(.78)	3.16	.84
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	.01	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	5.82	1.64	(2.40)	(.72)	3.22	.88

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.05)	(.04)	(.06)	(.04)	(.03)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.39)	(.23)	– 0	–

Total dividends and distributions	(.02)	(.05)	(.04)	(1.45)	(.27)	(.03)

Net asset value, end of period	$ 17.57	$ 11.77	$ 10.18	$ 12.62	$ 14.79	$ 11.84

Total Return
Total investment return based on net asset value(c)	49.48	%*	16.13%	(18.97)%	(5.84)%	27.50%	8.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$620,238	$520,593	$548,279	$686,291	$668,771	$429,431
Ratio to average net assets of:
Expenses	.04	%(d)(e)	.04%	.05%	.04%	.05%	.07%
Net investment income	.47	%(d)(e)	.46%	.49%	.39%	.45%	.33%
Portfolio turnover rate	37%	91%	107%	88%	88%	83%

See footnote summary on page 285.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	283

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Multi-Asset Real Return
Six Months Ended February 28, 2011 (unaudited)**	Year Ended August 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.57	$ 7.68	$ 9.56	$ 13.90	$ 13.14	$ 10.74

Income From Investment Operations
Net investment income(a)	.11	.28	.28	.36	.27	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.74	.83	(2.11)	(2.32)	1.59	2.47

Net increase (decrease) in net asset value from operations	1.85	1.11	(1.83)	(1.96)	1.86	2.83

Less: Dividends and Distributions
Dividends from net investment income	(.74)	(.22)	(.05)	(1.33)	(.58)	(.37)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.05)	(.52)	(.06)

Total dividends and distributions	(.74)	(.22)	(.05)	(2.38)	(1.10)	(.43)

Net asset value, end of period	$ 9.68	$ 8.57	$ 7.68	$ 9.56	$ 13.90	$ 13.14

Total Return
Total investment return based on net asset value(c)	22.37%	14.68%	(19.25)%	(17.38)%	14.33%	27.18%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,047,648	$925,042	$994,537	$1,132,381	$1,203,895	$832,695
Ratio to average net assets of:
Expenses	.04	%(d)(e)	.03%	.05%	.07%	.06%	.09%
Net investment income	2.46	%(d)(e)	3.43%	4.46%	3.11%	1.90%	3.07%
Portfolio turnover rate	107%	57%	76%	46%	49%	46%

See footnote summary on page 285.

284	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Volatility Management
	Six Months Ended February 28, 2011 (unaudited)	April 16, 2010(f) to August 31, 2010

Net asset value, beginning of period	$ 9.31	$ 10.00

Income From Investment Operations
Net investment income(a)(g)	.04	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.20	(.73)

Net increase (decrease) in net asset value from operations	2.24	(.69)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	– 0	–
Distributions from net realized gain on investment transactions	(.40)	– 0	–

Total dividends and distributions	(.49)	– 0	–

Net asset value, end of period	$ 11.06	$ 9.31

Total Return
Total investment return based on net asset value(c)	24.50%	(6.90)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$346,800	$296,252
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	.15%	.15%
Expenses, before waivers/reimbursements(d)(e)	.17%	.21%
Net investment income(d)(e)(g)	.75%	1.06%
Portfolio turnover rate	33%	51%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of operations.

(g)	Net of fees and expenses waived/reimbursed by the Adviser.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Small-Mid Cap Growth Portfolio for the six months ended February 28, 2011 by 0.01% and of the U.S. Large Cap Growth Portfolio for the year ended August 31, 2010 by 0.01%.

**	Consolidated.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	285

Financial Highlights

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

The Annual Meeting of Shareholders of The AllianceBernstein Pooling Portfolios (the “Fund”) was held on November 5, 2010. At the November 5, 2010 Meeting, with respect to the first item of business, the election of Trustees for the Fund, the second item of business, the amendment of the investment advisory agreement for each Portfolio, the third item of business, the amendment of the Fund’s Declaration of Trust, and the fourth item of business, the amendment or elimination of certain fundamental policies of the Portfolio, the required number of outstanding shares were voted in favor of the proposals, and all proposals were approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

1.	The election of the Trustees, each such Trustee to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

	Voted For	Withheld Authority
John H. Dobkin	1,366,062,011	0
Michael J. Downey	1,366,062,011	0
William H. Foulk, Jr.	1,366,062,011	0
D. James Guzy	1,366,062,011	0
Nancy P. Jacklin	1,366,062,011	0
Robert M. Keith	1,366,062,011	0
Garry L. Moody	1,366,062,011	0
Marshall C. Turner, Jr.	1,366,062,011	0
Earl D. Weiner	1,366,062,011	0

2.	Approve the amendment of each Portfolio’s Investment Advisory Agreement.

2.B.	Approve the amendment to Investment Advisory Agreement regarding reimbursement of administrative expenses.

Portfolio	Voted For	Voted Against	Abstained
AllianceBernstein U.S. Value Portfolio	271,457,949	0	0
AllianceBernstein U.S. Large Cap Growth Portfolio	216,001,761	0	0
AllianceBernstein Global Real Estate Investment Portfolio	107,428,511	0	0
AllianceBernstein International Value Portfolio	146,822,104	0	0
AllianceBernstein International Growth Portfolio	126,978,192	0	0
AllianceBernstein Short Duration Bond Portfolio	127,805,294	0	0
AllianceBernstein Intermediate Duration Bond Portfolio	125,987,615	0	0

286	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Results of Shareholders Meeting

Portfolio	Voted For	Voted Against	Abstained
AllianceBernstein Bond Inflation Protection Portfolio	62,390,695	0	0
AllianceBernstein High-Yield Portfolio	50,048,111	0	0
AllianceBernstein Small-Mid Cap Value Portfolio	55,354,700	0	0
AllianceBernstein Small-Mid Cap Growth Portfolio	44,009,585	0	0

3.	Approve the amendment to the Fund’s Agreement and Declaration of Trust.

	Voted For	Voted Against	Abstained
The Fund	1,366,062,011	0	0

4.	Approve the amendment or elimination of certain fundamental policies of the Portfolio.

4.A.	Approve the amendment of the Portfolio’s fundamental policy regarding diversification.

Portfolio	Voted For	Voted Against	Abstained
AllianceBernstein U.S. Value Portfolio	271,457,949	0	0
AllianceBernstein U.S. Large Cap Growth Portfolio	216,001,761	0	0
AllianceBernstein Global Real Estate Investment Portfolio	107,428,511	0	0
AllianceBernstein International Value Portfolio	146,822,104	0	0
AllianceBernstein International Growth Portfolio	126,978,192	0	0
AllianceBernstein Short Duration Bond Portfolio	127,805,294	0	0
AllianceBernstein Intermediate Duration Bond Portfolio	125,987,615	0	0
AllianceBernstein Bond Inflation Protection Portfolio	62,390,695	0	0
AllianceBernstein High-Yield Portfolio	50,048,111	0	0
AllianceBernstein Small-Mid Cap Value Portfolio	55,354,700	0	0
AllianceBernstein Small-Mid Cap Growth Portfolio	44,009,585	0	0
AllianceBernstein Volatility Management Portfolio	31,777,489	0	0

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	287

Results of Shareholders Meeting

4.B.	Approve the amendment of the Portfolio’s fundamental policy regarding senior securities and borrowing money.

Portfolio	Voted For	Voted Against	Abstained
AllianceBernstein U.S. Value Portfolio	271,457,949	0	0
AllianceBernstein U.S. Large Cap Growth Portfolio	216,001,761	0	0
AllianceBernstein Global Real Estate Investment Portfolio	107,428,511	0	0
AllianceBernstein International Value Portfolio	146,822,104	0	0
AllianceBernstein International Growth Portfolio	126,978,192	0	0
AllianceBernstein Short Duration Bond Portfolio	127,805,294	0	0
AllianceBernstein Intermediate Duration Bond Portfolio	125,987,615	0	0
AllianceBernstein Bond Inflation Protection Portfolio	62,390,695	0	0
AllianceBernstein High-Yield Portfolio	50,048,111	0	0
AllianceBernstein Small-Mid Cap Value Portfolio	55,354,700	0	0
AllianceBernstein Small-Mid Cap Growth Portfolio	44,009,585	0	0
AllianceBernstein Volatility Management Portfolio	31,777,489	0	0

4.C.	Approve the amendment of the Portfolio’s fundamental policy regarding underwriting securities.

Portfolio	Voted For	Voted Against	Abstained
AllianceBernstein U.S. Value Portfolio	271,457,949	0	0
AllianceBernstein U.S. Large Cap Growth Portfolio	216,001,761	0	0
AllianceBernstein Global Real Estate Investment Portfolio	107,428,511	0	0
AllianceBernstein International Value Portfolio	146,822,104	0	0
AllianceBernstein International Growth Portfolio	126,978,192	0	0
AllianceBernstein Short Duration Bond Portfolio	127,805,294	0	0
AllianceBernstein Intermediate Duration Bond Portfolio	125,987,615	0	0
AllianceBernstein Bond Inflation Protection Portfolio	62,390,695	0	0
AllianceBernstein High-Yield Portfolio	50,048,111	0	0
AllianceBernstein Small-Mid Cap Value Portfolio	55,354,700	0	0
AllianceBernstein Small-Mid Cap Growth Portfolio	44,009,585	0	0
AllianceBernstein Volatility Management Portfolio	31,777,489	0	0

288	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Results of Shareholders Meeting

4.D.	Approve the amendment of the Portfolio’s fundamental policy regarding concentration.

Portfolio	Voted For	Voted Against	Abstained
AllianceBernstein U.S. Value Portfolio	271,457,949	0	0
AllianceBernstein U.S. Large Cap Growth Portfolio	216,001,761	0	0
AllianceBernstein Global Real Estate Investment Portfolio	107,428,511	0	0
AllianceBernstein International Value Portfolio	146,822,104	0	0
AllianceBernstein International Growth Portfolio	126,978,192	0	0
AllianceBernstein Short Duration Bond Portfolio	127,805,294	0	0
AllianceBernstein Intermediate Duration Bond Portfolio	125,987,615	0	0
AllianceBernstein Bond Inflation Protection Portfolio	62,390,695	0	0
AllianceBernstein High-Yield Portfolio	50,048,111	0	0
AllianceBernstein Small-Mid Cap Value Portfolio	55,354,700	0	0
AllianceBernstein Small-Mid Cap Growth Portfolio	44,009,585	0	0
AllianceBernstein Volatility Management Portfolio	31,777,489	0	0

4.E.	Approve the amendment of the Portfolio’s fundamental policy regarding investments in real estate.

Portfolio	Voted For	Voted Against	Abstained
AllianceBernstein U.S. Value Portfolio	271,457,949	0	0
AllianceBernstein U.S. Large Cap Growth Portfolio	216,001,761	0	0
AllianceBernstein Global Real Estate Investment Portfolio	107,428,511	0	0
AllianceBernstein International Value Portfolio	146,822,104	0	0
AllianceBernstein International Growth Portfolio	126,978,192	0	0
AllianceBernstein Short Duration Bond Portfolio	127,805,294	0	0
AllianceBernstein Intermediate Duration Bond Portfolio	125,987,615	0	0
AllianceBernstein Bond Inflation Protection Portfolio	62,390,695	0	0
AllianceBernstein High-Yield Portfolio	50,048,111	0	0
AllianceBernstein Small-Mid Cap Value Portfolio	55,354,700	0	0
AllianceBernstein Small-Mid Cap Growth Portfolio	44,009,585	0	0
AllianceBernstein Volatility Management Portfolio	31,777,489	0	0

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	289

Results of Shareholders Meeting

4.F.	Approve the amendment of the Portfolio’s fundamental policy regarding commodities.

Portfolio	Voted For	Voted Against	Abstained
AllianceBernstein U.S. Value Portfolio	271,457,949	0	0
AllianceBernstein U.S. Large Cap Growth Portfolio	216,001,761	0	0
AllianceBernstein Global Real Estate Investment Portfolio	107,428,511	0	0
AllianceBernstein International Value Portfolio	146,822,104	0	0
AllianceBernstein International Growth Portfolio	126,978,192	0	0
AllianceBernstein Short Duration Bond Portfolio	127,805,294	0	0
AllianceBernstein Intermediate Duration Bond Portfolio	125,987,615	0	0
AllianceBernstein Bond Inflation Protection Portfolio	62,390,695	0	0
AllianceBernstein High-Yield Portfolio	50,048,111	0	0
AllianceBernstein Small-Mid Cap Value Portfolio	55,354,700	0	0
AllianceBernstein Small-Mid Cap Growth Portfolio	44,009,585	0	0
AllianceBernstein Volatility Management Portfolio	31,777,489	0	0

4.G.	Approve the amendment of the Portfolio’s fundamental policy regarding loans.

Portfolio	Voted For	Voted Against	Abstained
AllianceBernstein U.S. Value Portfolio	271,457,949	0	0
AllianceBernstein U.S. Large Cap Growth Portfolio	216,001,761	0	0
AllianceBernstein Global Real Estate Investment Portfolio	107,428,511	0	0
AllianceBernstein International Value Portfolio	146,822,104	0	0
AllianceBernstein International Growth Portfolio	126,978,192	0	0
AllianceBernstein Short Duration Bond Portfolio	127,805,294	0	0
AllianceBernstein Intermediate Duration Bond Portfolio	125,987,615	0	0
AllianceBernstein Bond Inflation Protection Portfolio	62,390,695	0	0
AllianceBernstein High-Yield Portfolio	50,048,111	0	0
AllianceBernstein Small-Mid Cap Value Portfolio	55,354,700	0	0
AllianceBernstein Small-Mid Cap Growth Portfolio	44,009,585	0	0
AllianceBernstein Volatility Management Portfolio	31,777,489	0	0

290	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Results of Shareholders Meeting

4.H.	Approve the elimination of the Portfolio’s fundamental policy prohibiting pledging, hypothecating, mortgaging, or otherwise encumbering assets.

Portfolio	Voted For	Voted Against	Abstained
AllianceBernstein U.S. Value Portfolio	271,457,949	0	0
AllianceBernstein U.S. Large Cap Growth Portfolio	216,001,761	0	0
AllianceBernstein Global Real Estate Investment Portfolio	107,428,511	0	0
AllianceBernstein International Value Portfolio	146,822,104	0	0
AllianceBernstein International Growth Portfolio	126,978,192	0	0
AllianceBernstein Short Duration Bond Portfolio	127,805,294	0	0
AllianceBernstein Intermediate Duration Bond Portfolio	125,987,615	0	0
AllianceBernstein Bond Inflation Protection Portfolio	62,390,695	0	0
AllianceBernstein High-Yield Portfolio	50,048,111	0	0
AllianceBernstein Small-Mid Cap Value Portfolio	55,354,700	0	0
AllianceBernstein Small-Mid Cap Growth Portfolio	44,009,585	0	0
AllianceBernstein Volatility Management Portfolio	31,777,489	0	0

4.I.	Approve the elimination of the Portfolio’s fundamental policy prohibiting investments for purpose of exercising control.

Portfolio	Voted For	Voted Against	Abstained
AllianceBernstein U.S. Value Portfolio	271,457,949	0	0
AllianceBernstein U.S. Large Cap Growth Portfolio	216,001,761	0	0
AllianceBernstein Global Real Estate Investment Portfolio	107,428,511	0	0
AllianceBernstein International Value Portfolio	146,822,104	0	0
AllianceBernstein International Growth Portfolio	126,978,192	0	0
AllianceBernstein Short Duration Bond Portfolio	127,805,294	0	0
AllianceBernstein Intermediate Duration Bond Portfolio	125,987,615	0	0
AllianceBernstein Bond Inflation Protection Portfolio	62,390,695	0	0
AllianceBernstein High-Yield Portfolio	50,048,111	0	0
AllianceBernstein Small-Mid Cap Value Portfolio	55,354,700	0	0
AllianceBernstein Small-Mid Cap Growth Portfolio	44,009,585	0	0
AllianceBernstein Volatility Management Portfolio	31,777,489	0	0

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	291

Results of Shareholders Meeting

TRUSTEES

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice

President and Independent

Compliance Officer

Bruce K. Aronow, Vice President

Stephen M. Beinhacker,

Vice President

Henry S. D’Auria, Vice President

Sergey Davalchenko, Vice President

Drew W. Demakis, Vice President

Jon P. Denfeld, Vice President

Paul J. DeNoon, Vice President

Gershon M. Distenfeld,

Vice President

Joseph R. Elegante, Vice President

Sharon E. Fay, Vice President

Eric J. Franco, Vice President

Gareth Jenkins, Vice President

Shawn E. Keegan, Vice President

N. Kumar Kirpalani, Vice President

Samantha S. Lau, Vice President

Jason P. Ley, Vice President

Joshua B. Lisser, Vice President

Daniel J. Loewy, Vice President

James W. MacGregor, Vice President

Alison M. Martier, Vice President

Christopher W. Marx, Vice

President

Teresa Marziano, Vice President

Seth J. Masters, Vice President

Joel J. McKoan, Vice President

Joseph G. Paul, Vice President

Douglas J. Peebles, Vice President

John D. Phillips, Vice President

David F. Randell, Vice President

Jonathan E. Ruff, Vice President

Laurent Saltiel, Vice President

Kevin F. Simms, Vice President

Christopher M. Toub, Vice

President

Wen-Tse Tseng, Vice President

P. Scott Wallace, Vice President

Andrew J. Weiner, Vice President

Greg J. Wilensky, Vice President

David Yuen, Vice President

Vadim Zlotnikov, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and

Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

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Trustees

Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the AllianceBernstein Multi-Asset Real Return Portfolio are made by the Real Asset Strategy Team. Mr. Drew W. Demakis, Mr. Joshua B. Lisser, Ms. Teresa Marziano, Mr. Jonathan E. Ruff and Mr. Greg J. Wilensky are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein U.S. Value Portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. Christopher W. Marx, Mr. John D. Phillips and Mr. David Yuen are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Value Portfolio are made by the Small-Mid Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein International Value Portfolio are made by the International Value Senior Investment Management Team. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D’Auria and Mr. Eric J. Franco are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. Joseph R. Elegante, Mr. Jason P. Ley, Mr. David F. Randell, and Mr. P. Scott Wallace are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Growth Portfolio are made by the Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein International Growth Portfolio are made by the International Large Cap Growth Team. Mr. Sergey Davalchenko, Mr. Gareth Jenkins and Mr. Laurent Saltiel, are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Short Duration Bond Portfolio are made by the U.S. Investment Grade: Liquid Markets/Structured Products Investment Team. Mr. Jon P. Denfeld, Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Intermediate Duration Bond Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky, are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein High-Yield Portfolio are made by the Global Credit Investment Team. Mr. Gershon M. Distenfeld, Mr. Joel J. McKoan and Mr. Douglas J. Peebles are the senior most members of the team.

Mr. Greg J. Wilensky, Director of Stable Value Investments, is primarily responsible for the day-to-day management of the AllianceBernstein Bond Inflation Protection Portfolio.

The day-to-day management of, and investment decisions for, the AllianceBernstein Volatility Management Portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Mr. Seth J. Masters and Mr. Daniel J. Loewy are primarily responsible for the day-to-day management of the Portfolio.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	293

Trustees

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Portfolio

At a meeting held on November 2-4, 2010 the disinterested trustees (the “trustees”) of The AllianceBernstein Pooling Portfolios (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of each of:

•	AllianceBernstein Short Duration Bond Portfolio,

•	AllianceBernstein Intermediate Duration Bond Portfolio,

•	AllianceBernstein Bond Inflation Protection Portfolio (formerly AllianceBernstein Inflation Protected Securities Portfolio), and

•	AllianceBernstein High-Yield Portfolio (each, a “Portfolio” and collectively, the “Portfolios”).[1]

Prior to approval of the continuance of the Advisory Agreement in respect of each Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement in respect of each Portfolio wherein the Senior Officer concluded that the contractual fee (zero) for each Portfolio was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that the Portfolios are designed as investment vehicles for certain AllianceBernstein institutional clients, including registered investment companies sponsored by the Adviser (the institutional clients, including the registered investment companies, are all referred to as the “Pooling Investors”). The trustees also noted that the Advisory Agreement provides for a fee rate of zero and does not include a reimbursement provision for certain administrative expenses included in the Adviser’s advisory agreements with most of the open-end AllianceBernstein Funds. The trustees further noted that the Trust acknowledges in the Advisory Agreement that the Adviser will receive compensation for its services to the Portfolios from third parties (e.g., the Pooling Investors that are shareholders of the Portfolios). The trustees noted that the current Pooling Investors in the Portfolios are certain registered investment companies sponsored by the Adviser and an unaffiliated institutional investor.

1	This disclosure does not relate to AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Multi-Asset Real Return Portfolio (formerly AllianceBernstein Global Real Estate Investment Portfolio), AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio or AllianceBernstein Volatility Management Portfolio.

294	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Portfolio, and the overall arrangements between each Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. They also noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio (which, as noted above, pays no advisory fee to the Adviser and does not reimburse expenses to the Adviser) to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	295

assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the methodology took into account that the Adviser was indirectly compensated for its services to the Portfolios by the Pooling Investors. The trustees also noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Portfolios, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolios and that the profitability methodology attributed revenues and expenses to the Portfolios relating to the Pooling Investors. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Portfolio was not unreasonable. The trustees also considered that the Adviser bears certain costs in order to provide services to each Portfolio.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Portfolios other than the fees payable under the Advisory Agreement (none), including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients (although not for the Portfolios) on an agency basis), 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of shares of the Pooling Investors that are registered investment companies, and brokerage commissions paid by the Portfolios to brokers affiliated with the Adviser. The trustees noted that while the Adviser’s affiliated transfer agent does not receive fees for providing services to the Portfolios (although it may be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives fees for providing services to the Pooling Investors. The trustees noted that the Adviser receives fees for advisory, distribution, recordkeeping and other services provided to the institutional Pooling Investor and is compensated by the other Pooling Investors for providing advisory services to them. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for each Portfolio at each regular Board meeting during the year. At the November

296	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

2010 meeting, the trustees reviewed information prepared by Lipper showing the performance of each Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of each Portfolio as compared with an index, in each case for the 1-, 3- and 5-year periods ended July 31, 2010 and (in the case of comparisons with the index) the since inception period (May 2005 inception).

In reviewing the performance information the trustees noted that the Portfolios had a performance advantage in that the performance of virtually all of the Portfolios’ competitors was negatively affected by the fact they pay advisory fees whereas performance information for the Portfolios reflects their advisory fee of zero.

AllianceBernstein Short Duration Bond Portfolio

The trustees noted that the Portfolio was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 5-year period. The Portfolio outperformed the BofA/Merrill Lynch 1-3 Year Treasury Index (the “Index”) in the 1-year period but lagged the Index in the 3- and 5-year and the since inception periods. Based on their review, the trustees concluded that the Portfolio’s relative performance was acceptable.

AllianceBernstein Intermediate Duration Bond Portfolio

The trustees noted that the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods, and that the Portfolio outperformed the Barclays Capital U.S. Aggregate Bond Index in all periods reviewed. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein Bond Inflation Protection Portfolio

The trustees noted that the Portfolio was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period, and in the 2nd quintile of the Performance Group and the Performance Universe for the 5-year period. The Portfolio outperformed the Barclays Capital U.S. 1-10 Year TIPS Index in all periods reviewed. The trustees noted that at their February 2010 meetings they had approved modifications to the Portfolio’s investment guidelines and a name change to AllianceBernstein Bond Inflation Protection Portfolio effective March 2010. Based on their review, the trustees concluded that the Portfolio’s relative performance was satisfactory.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	297

AllianceBernstein High-Yield Portfolio

The trustees noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods, and that the Portfolio outperformed the Barclays Capital U.S. High Yield 2% Issuer Cap Index in all periods reviewed. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Portfolio to the Adviser (zero) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as a Portfolio at a common asset level. The trustees also reviewed certain information showing the fees paid to the Adviser by the Pooling Investors. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Pooling Investors for its services to the Portfolios. While the fees paid by the Pooling Investors to the Adviser vary, the trustees acknowledged that a portion of those fees may reasonably be viewed as compensating the Adviser for advisory services it provides to each Portfolio (the “implied fee”) and that the Adviser had represented to the Securities and Exchange Commission staff and to the Trust’s former counsel that the implied fee rate is the same for all the institutional investors in the Portfolios (e.g., the Pooling Investors). The trustees also noted that the Adviser had undertaken to work with the trustees to develop procedures to enable the trustees to monitor the implied fee rates for the Portfolios and provided the trustees with information concerning the fees paid by the various Pooling Investors. Based on their review, the trustees concluded that the advisory arrangements for the Portfolios, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The trustees also considered the fees the Adviser charges other clients with an investment style substantially similar to that of each of the Portfolios. For this purpose, the trustees reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedules for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolios. The trustees noted that these comparisons were of limited utility in light of the Portfolios’ unusual fee arrangement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedules reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements.

298	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The trustees also reviewed information that indicated that, in the case of AllianceBernstein Intermediate Duration Bond Portfolio, the Adviser receives a fee for sub-advising a registered investment company with an investment style similar to that of the Portfolio. The trustees noted that these comparisons were of limited utility in light of the Portfolios’ unusual fee arrangement.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides the Portfolios relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolios, and the unusual fee structure for all the Portfolios, the trustees considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total non-advisory expense ratio of each Portfolio in comparison to the non-advisory expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group, consisting of all funds in a Portfolio’s investment classification/objective. The non-advisory expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year. The trustees noted that it was likely that the non-advisory expense ratios of some funds in each Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The trustees view the non-advisory expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others.

The trustees noted that each Portfolio’s total non-advisory expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that each Portfolio’s non-advisory expense ratio was satisfactory.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolios, the trustees did not consider the extent to which the fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the Pooling Investors that are registered investment companies incorporate breakpoints.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) in respect of the following Portfolios:2

– U.S. Value Portfolio

– U.S. Large Cap Growth Portfolio

– Global Real Estate Investment Portfolio

– International Value Portfolio

– International Growth Portfolio

– Small-Mid Cap Value Portfolio

– Small-Mid Cap Growth Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer, for the Trustees of the Trust, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Trustees on May 4-6, 2010.

2	Future references to the Portfolios do not include “AllianceBernstein.” The Portfolios of the Trust that are not discussed in this evaluation are Volatility Management Portfolio and the fixed-income Pooling Portfolios: Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio and High Yield Portfolio. The fixed-income Pooling Portfolios will be considered separately at the Board meeting schedules to be held on November 2-4, 2010.

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2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The investment advisory contract also does not provide for the Adviser to be reimbursed for the cost of providing non-advisory services, which would include administration, distribution and transfer agent-related services, although the transfer agent of the Portfolios is reimbursed for out of pocket expenses. The Adviser is compensated by institutional clients of the Adviser (the “Institutional Clients”) that invest in the Pooling Portfolios. These clients include the AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies (“Retirement Strategies”),3 AllianceBernstein Blended Style Series, Inc.—U.S. Large Cap Portfolio (“U.S. Large Cap Portfolio”), The AllianceBernstein Portfolios—AllianceBernstein Wealth Strategies (“Wealth Strategies”),4 and the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”). Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.

3	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy . Future references to the Retirement Strategies do not include “AllianceBernstein.”

4	Includes AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Conservative Wealth Strategy. Future references to the Wealth Strategies do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	301

AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by the Retirement Strategy. This fee is discounted by a certain percentage depending on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	10 basis points
Assets greater than $5 billion	15 basis points

Accordingly, under the terms of the Investment Advisory Agreement, the Retirement Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies: 2025, 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%

Retirement Strategies: 2015, 2020	0.60%	0.50%	0.45%

Retirement Strategies: 2000, 2005, 2010	0.55%	0.45%	0.40%

U.S. Large Cap Portfolio and the Wealth Strategies

Large Cap Portfolio and the Wealth Strategies are charged by the Adviser an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
U.S. Large Cap Portfolio	First $2.5 billion	0.65%
	Next $2.5 billion	0.55%
	Excess of $5 billion	0.50%

Wealth Appreciation Strategy	First $2.5 billion	0.65%
	Next $2.5 billion	0.55%
	Excess of $5 billion	0.50%

Balanced Wealth Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

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Fund	Advisory Fee Based on % of Average Daily Net Assets
Conservative Wealth Strategy[5]	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. Note that shareholder servicing is provided by AllianceBernstein Investor Services (“ABIS”) and distribution by AllianceBernstein Investments, Inc. (“ABI”), both which are affiliates of the Adviser. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of February 28, 2010.

Portfolios	Total Expense Ratio[6]
Age-Based Education Strategies
Age-Based Aggressive 2008-2010	0.94%
Age-Based Aggressive 2005-2007	0.94%
Age-Based Aggressive 2002-2004	0.90%
Age-Based Aggressive 1999-2001	0.86%
Age-Based Aggressive 1996-1998	0.82%
Age-Based Aggressive 1993-1995	0.78%
Age-Based Aggressive 1990-1992	0.74%
Age-Based Aggressive 1987-1989	0.74%
Age-Based Aggressive 1984-1986	0.74%
Age-Based Aggressive Pre-1984	0.74%
Age-Based 2008-2010	0.92%
Age-Based 2005-2007	0.88%
Age-Based 2002-2004	0.84%
Age-Based 1999-2001	0.80%
Age-Based 1996-1998	0.78%

5	Effective December 31, 2009, AllianceBernstein Wealth Preservation Strategy changed its name to AllianceBernstein Conservative Wealth Strategy.

6	The total expense ratios do not include an annual distribution fee of 0.25% payable to AllianceBernstein Investments, Inc., the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	303

Portfolios	Total Expense Ratio
Age-Based 1993-1995	0.76%
Age-Based 1990-1992	0.72%
Age-Based 1987-1989	0.72%
Age-Based 1984-1986	0.72%
Age-Based Pre-1984	0.72%

Fixed Based Education Strategies
Appreciation	0.94%
Balanced	0.80%
Conservative	0.72%

The Portfolios’ net assets as of March 31, 2010 are as follows:

Portfolio	Net Assets ($MM)
U.S. Value Portfolio	$2,312.0
U.S. Large Cap Growth Portfolio	$2,295.7
Global Real Estate Investment Portfolio	$1,061.0
International Value Portfolio	$1,192.1
International Growth Portfolio	$1,183.1
Small-Mid Cap Value Portfolio	$619.8
Small-Mid Cap Growth Portfolio	$614.1

Set forth below are the most recent fiscal year end total expense ratios of the Pooling Portfolios:

Portfolio	Fiscal Year End	Total Expense Ratio
U.S. Value Portfolio	August 31	0.02%
U.S. Large Cap Growth Portfolio	August 31	0.02%
Global Real Estate Investment Portfolio	August 31	0.05%
International Value Portfolio	August 31	0.06%
International Growth Portfolio	August 31	0.05%
Small-Mid Cap Value Portfolio	August 31	0.04%
Small-Mid Cap Growth Portfolio	August 31	0.04%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the

304	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although a portion of the administrative expense of certain Institutional Clients that are investment companies are reimbursed by the Adviser to those Institutional Clients. It should be noted that those reimbursement agreements do not exist with respect to the Pooling Portfolios. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios based on March 31, 2010 net assets although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.8

7	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	305

Portfolio	Portfolio Net Assets 03/31/10 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee
U.S. Value Portfolio	$2,312.0	Diversified Value Schedule 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25m	0.262%

U.S. Large Cap Growth Portfolio	$2,295.7	U.S. Large Cap Growth Schedule 80 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25m	0.264%

Global Real Estate Investment Portfolio[9]	$1,061.0	U.S. REIT Strategy 70 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $25 million Negotiable on the balance Minimum Account Size: $25m	0.507%

International Value Portfolio	$1,192.1	International Value Schedule 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25m	0.417%

International Growth Portfolio	$1,183.1	International Large Cap Growth Schedule 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25m	0.417%

Small-Mid Cap Value Portfolio	$618.8	Small & Mid Cap Value Schedule 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25m	0.582%

9	It should be noted that the Portfolio’s investment guidelines are not as restrictive as that of the institutional strategy. The Portfolio may invest in equity securities of non-U.S. real estate investment trusts (“REITS”) and other non-U.S. real estate industry companies in contrast to the institutional strategy, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

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Portfolio	Portfolio Net Assets 03/31/10 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee
Small-Mid Cap Growth Portfolio	$614.1	SMID Cap Growth Schedule 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25m	0.583%

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of these funds, implemented in January 2004 as a result of the Assurance of Discontinuance between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds, set forth below are what would have been the effective advisory fees of the Pooling Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios March 31, 2010 net assets:

Portfolio	ABMF/AVPS Portfolio	Fee Schedule	ABMF/ AVPS Effective Fee
U.S. Value Portfolio	Value Fund AVPS Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%

U.S. Large Cap Growth Portfolio	Large Cap Growth Fund, Inc. AVPS Large Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Global Real Estate Investment Portfolio	Global Real Estate Fund, Inc. AVPS Real Estate Investment Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%

International Value Portfolio	International Value Fund, Inc. AVPS International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

International Growth Portfolio	International Growth Fund, Inc. AVPS International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	307

Portfolio	ABMF/AVPS Portfolio	Fee Schedule	ABMF/ AVPS Effective Fee
Small-Mid Cap Value Portfolio	Small/Mid Cap Value Fund AVPS Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Growth Portfolio	Small/Mid Cap Growth Fund	0.75% on first $500 million 0.65% on next $500 million 0.55% on the balance	0.731%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Portfolios. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

Portfolio	Luxembourg Fund	Fee
U.S. Large Cap Growth Portfolio	American Growth Portfolio Class A Class I	1.50% 0.70%

Global Real Estate Investment Portfolio	Global Real Estate Securities Portfolio Class A Class I	1.75% 0.95%

The Alliance Capital Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Portfolios are as follows:

Portfolio	ITM Mutual Fund	Fee[10]
International Value Portfolio	Bernstein Kokusai Strategic Value[11]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.70% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% on the balance

10

The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 1, 2010 by Reuters was ¥93.49 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

11	This ITM fund is privately placed or institutional

308	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Portfolios had the fee schedules of the sub-advisory relationships been applicable to those Portfolios based on March 31, 2010 net assets:12

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Mgmt. Fee (%)
U.S. Value Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.25% on the first $500 million 0.20% on the balance	0.211

	Client #2[13],[14]	AB Sub-Advisory Fee Schedule: 0.49% on the first $100 million 0.30% on the next $100 million 0.25% on the balance	0.263

	Client #3[13]	AB Sub-Advisory Fee Schedule: 0.23% on 1st $300 million 0.20% on the balance	0.204

	Client #4[13]	AB Sub-Advisory Fee Schedule: 0.23% on the first $300 million 0.20% on the balance	0.204

	Client #5	AB Sub-Advisory Fee Schedule: 0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% on the balance +/- Performance Fee[15]	0.144	[16]

U.S. Large Cap Growth Portfolio	Client #6	AB Sub-Advisory Fee Schedule: 0.60% on the first $1 billion 0.55% on the balance	0.572

12	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 14.

13	The fee schedule shown is for multiple sub-advised accounts of the same client and whose assets are aggregated for purposes of calculating the investment advisory fee.

14	The client is an affiliate of the Adviser.

15	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark. The performance adjustment factor can range from -50% to +50% of the base fee.

16	The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	309

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Mgmt. Fee (%)
U.S. Large Cap Growth Portfolio (continued)	Client #7	AB Sub-Advisory Fee Schedule: 0.35% on the first $50 million 0.30% on the next $100 million 0.25% on the balance	0.254

International Value Portfolio	Client #8	AB Sub-Advisory Fee Schedule: 0.65% on the first $75 million 0.50% on the next $25 million 0.40% on the next $200 million 0.35% on the next $450 million 0.30% on the balance	0.362

	Client #9 [13],[14]	AB Sub-Advisory Fee Schedule: 0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.592

	Client #10 [14]	AB Sub-Advisory Fee Schedule: 0.60% of average daily net assets	0.600

	Client #11	AB Sub-Advisory Fee Schedule: 0.765 % on 1st $10 million 0.675% on next $15 million 0.54% on next $25 million 0.45% on next $50 million 0.36% on the balance	0.375

	Client #12	AB Sub-Advisory Fee Schedule: 0.50% of average daily net assets	0.500

	Client #13	AB Sub-Advisory Fee Schedule: 0.22% on the first $1 billion 0.18% on the next $1.5 billion 0.16% on the balance +/- Performance Fee[17]	0.214	[16]

	Client #14	AB Sub-Advisory Fee Schedule: 0.60% on the first $50 million 0.40% on the next $50 million 0.30% on the next $300 million 0.25% on the balance	0.284

17

The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark. The performance adjustment factor can range from -60% to +60% of the base fee.

310	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Mgmt. Fee (%)
International Value Portfolio (continued)	Client #15[13]	AB Sub-Advisory Fee Schedule: 0.50% on 1st $100 million 0.46% on next $300 million 0.41% on the balance	0.430

	Client #16[13]	AB Sub-Advisory Fee Schedule: 0.72% on 1st $25 million 0.54% on next $25 million 0.45% on next $50 million 0.36% on the balance	0.375

	Client #17	AB Sub-Advisory Fee Schedule: 0.36% of average daily net assets	0.360

	Client #18	AB Sub-Advisory Fee Schedule: 0.35% on 1st $1 billion 0.30% on next $1 billion 0.25% on the balance	0.342

	Client #19	AB Sub-Advisory Fee Schedule: 0.35% on 1st $1 billion 0.325 % on the balance	0.346

	Client #20	AB Sub-Advisory Fee Schedule: 0.45% on the first $200 million 0.36% on the nest $300 million 0.32% thereafter	0.352

Small/Mid Cap Value Portfolio	Client #21	AB Sub-Advisory Fee Schedule: 0.50% on the first $250 million 0.45 % on the balance	0.470

	Client #22	AB Sub-Advisory Fee Schedule: 0.95% on the first $25 million 0.75% on the next $25 million 0.65% on the next $50 million 0.55% on the balance	0.582

	Client #23	AB Sub-Advisory Fee Schedule: 0.613% on the first $150 million 0.495% on the balance	0.524

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	311

While it appears that certain sub-advisory relationships are paying a lower fee than the ABMF/AVPS Funds, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the ABMF/AVPS Funds and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies, U.S. Large Cap Portfolio and the Wealth Strategies. In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a

312	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

similar investment classification/objective with institutional class shares;18 however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers.19 Lipper’s analysis included the Portfolios’ rankings20 relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).21

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same investment classification/objective as the subject Portfolio.22

With respect to International Value Portfolio and International Growth Portfolio, each of those Portfolios’ original EGs had an insufficient number of comparable peers. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded each of those Portfolios’ EGs to include peers that have a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of those Portfolios, under Lipper’s standard guidelines, each of the Portfolios’ EUs was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.23

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each

18

In considering this section, the Trustees are cautioned to remember the Jones Court discussion of fund fee comparisons, “Courts should not rely too heavily on comparisons with fees charged to mutual funds by other advisers. These comparisons are problematic because those fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 13.

19

Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

20	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

21	Note that there are limitations on expense category data because different funds categorize expenses differently.

22

Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper EG when selecting a Lipper EU. Unlike the Lipper EG, the Lipper EU allows for the same adviser to be represented by more than just one fund. In addition, multiple institutional class shares for the Portfolios’ peers are included.

23	It should be noted that the expansion such Portfolios’ EUs was not requested by the Senior Officer or the Adviser. They requested that only the EGs be expanded.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	313

fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.24

Portfolio	Expense Ratio (%)	Lipper Exp. Group Median (%)[25]	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Value Portfolio	0.019	0.054	1/12	0.114	1/37
U.S. Large Cap Growth Portfolio	0.019	0.040	2/18	0.076	3/131
Global Real Estate Investment Portfolio	0.049	0.117	1/8	0.151	1/17
International Value Portfolio[26]	0.057	0.092	1/13	0.133	14/146
International Growth Portfolio[27]	0.050	0.101	2/12	0.134	7/53
Small-Mid Cap Value Portfolio	0.043	0.115	3/19	0.088	7/45
Small-Mid Cap Growth Portfolio	0.050	0.073	3/17	0.096	13/74

Based on this analysis, the total expense ratios of the Portfolios are lower than their respective EG and EU medians.

24

To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

25	With respect to the Portfolios’ peers, the total expense ratios of those funds are net of management, transfer agent and distribution fees.

26

The Portfolio’s EG includes the Portfolio, four other International Multi-Cap Value funds (“IMLV”), five International Large Cap Core funds (“ILCC”), two International Large Cap Value fund (“ILCV”), and one International Large Cap Growth fund (“ILCG”). The Portfolio’s EU includes the Portfolio and all other institutional funds of IMLV, ILCC, ILCV and ILCG, excluding outliers.

27	The Portfolio’s EG includes the Portfolio, eight other ILCG and three International Multi-Cap Growth funds (“IMLG”). The Portfolio’s EU includes the Portfolio and all other institutional funds of ILCG and IMLG, excluding outliers.

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III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser used a weighted average of the Adviser’s profitability with respect to the Institutional Clients that are invested in the Pooling Portfolios, in addition to any Portfolio’s specific revenue or expense item, to calculate the Adviser’s profitability. The Adviser’s profitability from providing investment advisory services to each of the Pooling Portfolios decreased during calendar year 2009, relative to 2008.

The Portfolios may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., collectively “SCB”, and pay commissions during the Portfolios’ recent fiscal year. During the Portfolios’ most recently completed fiscal year, none of the Pooling Portfolios effected brokerage transactions with and paid commissions to SCB. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed on to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,28 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

28	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	315

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli29 study on advisory fees and various fund characteristics.30 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.31 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services to the Portfolios.

29	The Deli study was originally published in 2002 based on 1997 data.

30

As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones v. Harris at 14.

31

The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

316	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The information in the table below shows the 1, 3 year and since inception32 gross performance returns and rankings of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)33 for the periods ended January 31, 2010.34

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
U.S. Value Portfolio
1 year	34.99	35.87	38.04	7/12	39/63
3 year	-11.8	-10.31	-8.43	8/11	41/46
Since Inception	-2.28	-1.25	-0.25	7/10	27/32

U.S. Large Cap Growth Portfolio
1 year	33.08	34.10	36.00	12/18	118/170
3 year	-5.05	-4.35	-3.98	13/18	90/129
Since Inception	0.65	1.82	1.08	12/15	65/103

Global Real Estate Investment Portfolio
1 year	48.56	47.47	48.60	4/8	14/24
3 year	-13.27	-13.25	-14.72	5/8	6/18
Since Inception	1.95	2.26	0.45	3/3	3/7

International Value Portfolio
1 year	47.40	47.40	42.20	3/5	14/40
3 year	-12.17	-7.68	-8.01	5/5	23/24
Since Inception	2.49	2.92	4.14	4/4	13/16

International Growth Portfolio
1 year	33.01	39.47	40.66	8/9	35/40
3 year	-9.22	-5.82	-5.32	8/9	27/29
Since Inception	1.15	5.41	5.00	7/7	18/18

Small-Mid Cap Value Portfolio
1 year	57.39	47.40	44.41	2/19	4/53
3 year	-2.92	-5.03	-5.73	4/16	7/45
Since Inception	3.25	3.11	2.90	5/11	13/31

Small-Mid Cap Growth Portfolio
1 year	42.27	45.04	42.59	10/17	52/97
3 year	-3.36	-3.93	-4.30	6/16	32/79
Since Inception	4.45	2.89	2.53	6/13	14/62

32

It should be noted that the period that Lipper uses to calculate inception date performance is from the nearest month end after inception date. Note that the since inception gross performance returns calculated by Lipper for U.S. Value Portfolio and U.S. Large Cap Growth Portfolio are less than the net performance returns provided by the Adviser. Normally, gross performance returns are higher than net performance returns.

33	A Portfolio’s PG and PU may not be identical to its respective EG and EU. The criteria for including and excluding a fund in a PG or PU is somewhat different from that of an EG or EU.

34	The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	317

Set forth below are the 1, 3 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.35

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	Since Inception[36] (%)
U.S. Value Portfolio	34.97	-11.82	-2.21
Russell 1000 Value Index	31.44	-10.20	-1.02
Inception Date: May 20, 2005

U.S. Large Cap Growth Portfolio	33.06	-5.06	0.91
Russell 1000 Growth Index	37.85	-4.15	1.08
Inception Date: May 20, 2005

Global Real Estate Investment Portfolio	48.48	-13.33	1.89
FTSE EPRA/NAREIT Developed RE Index	49.57	-15.43	0.86
Inception Date: May 20, 2005

International Value Portfolio	47.32	-12.23	2.35
MSCI EAFE Net Index	39.68	-7.65	3.35
Inception Date: May 20, 2005

International Growth Portfolio	32.94	-9.27	0.94
MSCI EAFE Net Index[37]	39.68	-7.65	3.35
MSCI EAFE Growth Net Index	35.51	-6.39	3.52
Inception Date: May 20, 2005

Small-Mid Cap Value Portfolio
Russell 2500 Value Index	57.33	-2.96	3.17
Inception Date: May 20, 2005	40.69	-8.48	0.43

Small-Mid Cap Growth Portfolio
Russell 2500 Growth Index	42.20	-3.41	4.45
Inception Date: May 20, 2005	44.51	-5.47	1.99

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

35	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2010.

36	Benchmark inception performance is as of the closest month end after fund inception

37	The Portfolio’s primary benchmark since November 2008.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) with respect to the following Portfolios:2

Short Duration Bond Portfolio

Intermediate Duration Bond Portfolio

Bond Inflation Protected Securities Portfolio3

High-Yield Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2010 and discussed with the Board of Directors on November 2-4, 2010.

2	Future references to the Portfolios do not include “AllianceBernstein.”

3	On or about April 2010, the Portfolio’s name was changed from Inflation Protected Securities Portfolio. At the same time, the Portfolio’s non-fundamental investment objective and certain investment policies changed.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	319

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.             2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee.5 The Adviser is compensated by institutional clients of the Adviser (the “Institutional Clients”) that invest in the Pooling Portfolios. These clients include the AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies (“Retirement Strategies”),6 certain series of The AllianceBernstein Portfolios—AllianceBernstein Wealth Strategies (“Wealth Strategies”),7 and the Rhode Island Higher Education Savings Trust (referred to herein as

4	Jones v. Harris at 11.

5

It should be noted that in August 2010, the Trustees considered and approved the Adviser’s recommendation that the advisory agreement of the Trust with respect to each Portfolio be amended to include a provision to the Investment Advisory Agreement authorizing reimbursement to the Adviser of the administrative service expenses. A shareholder vote is required for approval because the amendment would result in a modest increase in the compensation paid to the Adviser under the Investment Advisory Agreement

6

Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy . Future references to the Retirement Strategies do not include “AllianceBernstein.”

7

Includes AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy. Does not pertain to AllianceBernstein Wealth Appreciation Strategy since the fund is not invested in any of the fixed income Pooling Portfolios. Future references to the Wealth Strategies do not include “AllianceBernstein.”

320	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

“CollegeBoundfund”). Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.

AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by each Retirement Strategy and discounted by a certain percentage dependent on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	10 basis points
Assets greater than $5 billion	15 basis points

Accordingly, under the terms of the Investment Advisory Agreement, the Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies:[8]
2025, 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%

Retirement Strategies:
2015, 2020	0.60%	0.50%	0.45%

Retirement Strategies:
2000, 2005, 2010	0.55%	0.45%	0.40%

8	October 1, 2010, due to a shift to more fixed-income investments and less in equity investments, 2025 Retirement Strategy’s advisory fee decreased from 0.65% to 0.60% on the first $2.5 billion, 0.55% to 0.50% on the next $2.5 billion and 0.50% to 45% thereafter.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	321

The AllianceBernstein Portfolios—Balanced Wealth Strategy and Conservative Wealth Strategy

The Adviser charges Balanced Wealth Strategy and Conservative Wealth Strategy an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
Balanced Wealth Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

Conservative Wealth Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. It should be noted that shareholder servicing is provided by AllianceBernstein Investor Services (“ABIS”) and distribution by AllianceBernstein Investments, Inc. (“ABI”), both which are affiliates of the Adviser. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of May 31, 2010:

Portfolios	Total Expense Ratio[9]
Age-Based Education Strategies[10]
Age-Based Aggressive 2008-2010	0.94%
Age-Based Aggressive 2005-2007	0.94%
Age-Based Aggressive 2002-2004	0.90%
Age-Based Aggressive 1999-2001	0.86%

9	The total expense ratios do not include an annual distribution fee of 0.25% payable to ABI, the program distributor, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

10	Effective September 1, 2010, the total expense ratio, which includes the blended underlying expense ratio related to the Pooling Portfolios, for all Age-Based Education Strategies held only by Rhode Island resident accounts will be capped at 0.20%.

322	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolios	Total Expense Ratio
Age-Based Aggressive 1996-1998	0.82%
Age-Based Aggressive 1993-1995	0.78%
Age-Based Aggressive 1990-1992	0.74%
Age-Based Aggressive 1987-1989	0.74%
Age-Based Aggressive 1984-1986	0.74%
Age-Based Aggressive Pre-1984	0.74%
Age-Based 2008-2010	0.92%
Age-Based 2005-2007	0.88%
Age-Based 2002-2004	0.84%
Age-Based 1999-2001	0.80%
Age-Based 1996-1998	0.78%
Age-Based 1993-1995	0.76%
Age-Based 1990-1992	0.72%
Age-Based 1987-1989	0.72%
Age-Based 1984-1986	0.72%
Age-Based Pre-1984	0.72%

Fixed Based Education Strategies
Appreciation	0.94%
Balanced	0.80%
Conservative	0.72%

The Portfolios’ net assets as of September 30, 2010 are set forth below:

Portfolio	Net Assets ($MM) 9/30/2010
Short Duration Bond Portfolio	$1,227.3
Intermediate Duration Bond Portfolio	$1,365.3
Bond Inflation Protected Securities Portfolio	$678.3
High-Yield Portfolio	$503.6

Set forth below are the most recent semi-annual total expense ratios (as of February 28, 2010) of the Portfolios. It should be noted that the fiscal year end of the Portfolios is August 31.

Portfolio	Total Expense Ratio (%)
Short Duration Bond Portfolio	0.03%
Intermediate Duration Bond Portfolio	0.02%
Bond Inflation Protected Securities Portfolio	0.03%
High-Yield Portfolio	0.05%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	323

the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional client accounts due to the greater complexities and time required for investment companies, the Adviser is reimbursed for providing such service with respect to certain Institutional Clients that are investment companies. It should be noted that those reimbursement agreements do not exist with respect to the Pooling Portfolios. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style the Portfolios.11 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios based on September 30, 2010 net assets, although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.

11	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

324	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	Portfolio Net Assets 09/30/10 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee
Short Duration Bond Portfolio[12]	$1,227.3	Low Duration 30 bp on the first $20 million 20 bp on the next $80 million 15 bp on the next $150 million 12.5 bp on the next $250 million 10 bp on the balance Minimum Account Size: $25m	0.121%

Intermediate Duration Bond Portfolio[13]	$1,365.3	U.S. Strategic Core Plus 50 bp on the first $30 million 20 bp on the balance Minimum Account Size: $25m	0.207%

Bond Inflation Protected Securities Portfolio	$678.3	U.S. Inflation-Linked Bonds (TIPS)[14] 25 bp	0.250%

High-Yield Portfolio	$503.6	High Yield 55 bp on the first $50 million 35 bp on the balance Minimum Account Size: $50m	0.370%

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of these funds, implemented in January 2004 as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds, set forth below are what

12	Compared to the low duration institutional mandates, the Portfolio has a wider opportunity set and risk budget compared to that of the institutional mandates.

13	Intermediate Duration Bond Portfolio has a similar investment style as the institutional mandate. However, the Portfolio does not permit currency exposure and investing in below investment grade debt securities. The Portfolio may hold non-U.S. denominated securities, but the currency risk associated with these securities must be hedged.

14	Only offered to Collective Investment Trusts (“CIT”).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	325

would have been the effective advisory fees of the Pooling Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios September 30, 2010 net assets:

Portfolio	ABMF/AVPS Category	Fee Schedule	Effective ABMF/ AVPS Adv. Fee
Short Duration Bond Portfolio	Low Risk Income	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

Intermediate Duration Bond Portfolio[15]	Low Risk Income	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

Bond Inflation Protected Securities Portfolio	Low Risk Income	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.500%

High-Yield Portfolio	High Income	0.50% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.500%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Several portfolios of SCB Fund have a somewhat similar investment style to certain of the Portfolios and their advisory fee schedules are set forth below. Also presented are what would have been the effective advisory fees of the Portfolios had the SCB Fund fee schedules been applicable to the Portfolios based on September 30, 2010 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee
Short Duration Bond Portfolio	Short Duration Plus Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.431%

Intermediate Duration Bond Portfolio[15]	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.487%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the

15	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter. SCB II has an expense cap of 0.45% which effectively reduces the advisory fee.

326	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as High Yield Portfolio is set forth below:

Portfolio	ITM Mutual Fund	ITM Fee
High-Yield Portfolio	High Yield Open Fund	1.00%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a similar investment style as Intermediate Duration Bond Portfolio. Also shown is what would have been the advisory fee of the Portfolio had the sub-advisory fee schedule been applicable to the Portfolio based on September 30, 2010 net assets:

Portfolio		Fee Schedule	Sub-advised Effective Fee
Intermediate Duration Bond Portfolio	Client #1	0.29% on first $100 million 0.20% thereafter	0.207%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that this is the only sub-advisory relationship and it is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears the sub-advisory relationship is paying a lower fee than the ABMF/AVPS Funds, its is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the ABMF/AVPS Funds and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment services generally required by a registered investment company

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies and the Wealth Strategies. In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	327

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers16,17 Lipper’s analysis included the Portfolios’ rankings18 relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).19

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will

16	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

17	It should be noted that the Jones Court discussion of fund fee comparisons, “Courts should not rely too heavily on comparisons with fees charged to mutual funds by other advisers. These comparisons are problematic because those fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 13.

18	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

19	Note that there are limitations on expense category data because different funds categorize expenses differently.

328	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same classification/objective as the subject Portfolio.20 The result of Lipper’s analysis is set forth below:

Portfolio	Expense Ratio (%)[21]	Lipper Exp. Group Median (%)[22]	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Short Duration Bond Portfolio	0.040	0.049	3/11	0.072	6/44
Intermediate Duration Bond Portfolio	0.040	0.058	4/15	0.068	10/107
Bond Inflation Protected Securities Portfolio	0.040	0.064	3/10	0.076	6/24
High-Yield Portfolio	0.060	0.066	6/15	0.088	32/97

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser used a weighted average of the Adviser’s profitability with respect to the Institutional Clients that are invested in the Pooling Portfolios, in addition to any Portfolio’s specific revenue or expense item, to calculate the Adviser’s profitability. With the exception of Intermediate Duration Bond Portfolio, the Adviser’s profitability from providing investment advisory services to the Pooling Portfolios increased during the calendar year 2009, relative to 2008.

20	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21	Most recently completed total expense ratio.

22	With respect to the Portfolios’ peers, the total expense ratios of those funds are net of management, transfer agent and distribution fees.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	329

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,23 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli24 study on advisory fees and various fund characteristics.25 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.26 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $484 billion as of September 30, 2010, the Adviser has the investment experience to manage the portfolio assets of the Portfolios and provide non-investment services to the Portfolios

23	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.
24	The Deli study was originally published in 2002 based on 1997 data.
25	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.
26	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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The information in the table below shows the 1, 3 and 5 year gross performance returns and rankings of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)27 for the periods ended July 31, 2010.28

Pooling Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Bond Portfolio
1 year	6.73	6.73	6.16	5/10	16/43
3 year	2.84	3.38	4.20	5/7	28/35
5 year	3.39	3.72	4.06	5/7	26/32

Intermediate Duration Bond Portfolio
1 year	12.70	10.93	11.70	6/15	41/106
3 year	8.31	7.17	7.46	4/14	21/89
5 year	6.41	5.69	5.87	3/13	15/73

Bond Inflation Protected Securities Portfolio
1 year	9.06	9.23	9.27	7/10	15/22
3 year	6.79	6.60	6.45	5/10	7/20
5 year	5.54	5.38	5.11	4/10	5/18

High-Yield Portfolio
1 year	31.08	20.93	21.66	1/15	4/95
3 year	10.42	7.89	6.70	1/14	1/74
5 year	7.96	7.20	6.43	2/11	6/58

27	The Portfolios’ EG/EU are not identical to the Portfolios’ PG/PU as the criteria for including or excluding a fund from an EG/EU is different from a PG/PU.
28	The gross performance returns of the Portfolios were provided by Lipper. The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	331

Set forth below are the 1, 3 and 5 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.29 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information are also shown.30

	Periods Ending July 31, 2010 Annualized Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe Ratio (%)
Short Duration Bond Portfolio	6.85	2.87	3.41	3.34	1.98	0.32	5
BofA Merrill Lynch 1-3 Yr. Treasury Index	2.83	4.55	4.35	4.20	1.62	1.05	5
Inception Date: May 20, 2005

Intermediate Duration Bond Portfolio	12.96	8.40	6.46	6.36	4.63	0.77	5
Barclays Capital U.S. Aggregate Bond Index	8.91	7.63	5.96	5.78	3.63	0.85	5
Inception Date: May 20, 2005

Bond Inflation Protected Securities Portfolio	9.06	6.79	5.54	5.16	6.06	0.48	5
Barclays Capital 1-10 Yr. TIPS Index	8.51	6.60	5.47	5.09	6.06	0.46	5
Inception Date: May 20, 2005

High-Yield Portfolio	31.67	10.59	8.05	8.59	13.53	0.44	5
Barclays Capital U.S. High Yield 2% Issuer Cap Index	23.69	9.40	7.63	8.41	13.25	0.41	5
Inception Date: May 20, 2005

29	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2010.

30	Volatility and Sharpe Ratio information for the Portfolios’ benchmarks was obtained through Lipper LANA, a database maintained by Lipper. Portfolio volatility and Sharpe Ratio information was estimated by the Mutual Fund Senior Officer Group using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

332	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 22, 2010

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	333

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Pooling Portfolios (referred to herein as the “Trust” or the “Pooling Portfolios”) in respect of AllianceBernstein Volatility Management Portfolio (“Volatility Portfolio” or the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).

The Portfolio seeks to reduce the volatility of its Institutional Clients’ overall portfolios and the negative impact caused by such volatility without sacrificing long-term returns by reducing each Institutional Client’s overall equity exposure when the Adviser determines that the risks in the equity markets have risen to a level that is not compensated by the potential returns offered.3 The Portfolio will not pursue an asset class-pure, relative performance driven investment strategy. Instead, the Portfolio will invest opportunistically in a wide range of instruments, including both securities and derivatives, across a wide spectrum of asset classes, chosen for their potential to moderate the perceived increased equity market risk in the blended style investor’s overall portfolio. Therefore, at times when the Adviser determines equity market risk to be normal and/or the risk appropriate to the return potential presented, the Portfolio will be predominantly invested in equities. When the Adviser determines that the risks in the equity markets have risen to a level that is not compensated by the potential returns offered, the Portfolio will respond defensively by seeking exposure to bonds or other fixed-income investments, real estate-investments, commodity-linked securities or other instruments.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

1	It should be noted that the information in the fee summary was completed on January 21, 2010.

2	Future references to the Portfolio do not include “AllianceBernstein.

3	Initially, only the AllianceBernstein Retirement Strategies (the “Retirement Strategies”) will invest in the Portfolio.

334	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAP & RATIO

Under the proposed Investment Advisory Agreement, the Portfolio is not charged an advisory fee. However, the Investment Advisory Agreement includes a provision for reimbursement to the Adviser of costs of providing administrative and accounting services. This provision is not included in the terms of the advisory agreement for other series (Pooling Portfolios) of the Trust. The Adviser is compensated by the Portfolio’s Institutional Clients. Set forth below is a discussion of the investment advisory fees charged by the Adviser to the Retirement Strategies, which will invest initially in the Portfolio:

Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by each Retirement Strategy and discounted by a certain percentage dependent on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	10 basis points
Assets greater than $5 billion	15 basis points

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	335

Accordingly, under the terms of the Investment Advisory Agreement, the Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies: 2025, 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%

Retirement Strategies: 2010, 2015, 2020	0.60%	0.50%	0.45%

Retirement Strategies: 2000, 2005	0.55%	0.45%	0.40%

The Portfolio will be responsible for its direct operating expenses. The Adviser is proposing an expense cap of 0.15% for the Portfolio for an initial period ending December 31, 2011. The Portfolio’s total expense ratio is projected to be 0.09% based on an initial estimate of the Portfolio’s net assets at $300 million. The expense limitation agreement will terminate three years after the Portfolio commences operations. During the period between the expiration of the initial period and the termination of the agreement, under the expense limitation agreement, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses, which will be paid initially by the Adviser, to the extent that the reimbursement does not cause the Portfolio’s expense ratio to exceed the expense cap.

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolio is not charged an advisory fee, its shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolio, that is not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly

336	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

than those for institutional client accounts due to the greater complexities and time required for investment companies, although a portion of the Portfolio’s administrative expenses are reimbursed by the Adviser to the Portfolio. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts that have investment styles similar to those of the Portfolio.4 With respect to the Portfolio, the Adviser has represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio. However, the Adviser has represented that it does provide volatility reducing overlay services to certain existing institutional clients although the Adviser does not receive any additional fees for providing such services.

Although the Adviser represented that there in no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio, the Portfolio will have the ability to invest a wide array of asset classes for which the Adviser does have institutional counterparts. It should be noted that in addition to investing in multiple asset classes as opposed to a single asset class, the Portfolio may employ with greater frequency the use of derivatives than its institutional counterparts. Set forth below are the institutional fee schedules of the various asset classes of which the Portfolio consist. Also shown below are what would have been the effective advisory fee of the Portfolio had the advisory

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million ($75 million for U.S. REIT), it will negotiate a fee schedule but it should be noted that there were no such institutional accounts with similar investment styles as the Portfolio, which opened in the last 3 years ending September 30, 2009. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	337

fee schedules of the institutional accounts been applicable to the Portfolio based on the initial estimate of the Portfolio’s net assets:

AB Institutional Account Category	Initial Projected Net Assets ($MIL)	Fee Schedule	Effective AB Inst. Adv. Fee
U.S. Style Blend	$300.0	80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on next $100 million 30 bp on the balance Minimum Account Size: $50m	0.433%

International Style Blend	$300.0	80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50m	0.496%

Emerging Markets Style Blend	$300.0	100 bp on 1st $50 million 80 bp on the balance Minimum Account Size: $50m	0.833%

U.S. Strategic Core Plus	$300.0	50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25m	0.230%

Global Plus Fixed Income	$300.0	50 bp on 1st $30 million 25 bp on the balance Minimum Account Size: $25m	0.275%

U.S. REITS	$300.0	70 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $25 million Negotiable on the balance Minimum Account Size: $25m	0.525%

Currency Overlay	$300.0	25 bp on 1st $100 million 20 bp on the balance Minimum Account Size: $50m	0.217%

U.S. Inflation-Linked Bonds (TIPs) (for Collective Investment Trusts “CIT”)	$300.0	25 bp	0.250%

338	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The Adviser recently entered into an investment advisory contract with the Sanford C. Bernstein Fund, Inc, Overlay Portfolios (“Overlay Portfolios”). The Overlay Portfolios have a similar investment objective and, to a lesser degree, investment style as the Portfolio.5 The advisory fee schedule of the Overlay Portfolios is set forth in the table below:

Overlay Portfolio	Advisory Fee[6]
Overlay A Portfolio Tax-Aware Overlay A Portfolio	0.90% of Average Daily Net Assets

Overlay B Portfolio Tax-Aware Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.65% of Average Daily Net Assets

The Adviser has represented that there are no offshore funds or sub-advisory relationships that the Adviser manages, which have a substantially similar investment style as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies. In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolio will not be charged an advisory fee. However, as previously mentioned, the Institutional Clients that will invest in the Pooling Portfolio will pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee will be paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolio. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolio.

5	The Overlay Portfolios are designed to be used only in conjunction with globally diversified portfolios of the Adviser’s Private Clients. When applied in a systematic way over time, the overlay strategies are designed to reduce portfolio volatility, reduce the probability of large losses and maintain returns over time. Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g. 80% equity and 20% fixed-income). The other Overlay Portfolios are intended for use in Private Client accounts that have a higher fixed income weighting (e.g. 70% fixed-income and 30% equity). Combinations of the Overlay Portfolios can be used to tailor the overlay service to suit a variety of Private Client account asset allocations.

6	The advisory fees of each Overlay Portfolio are based on the percentage of each Portfolio’s average daily net assets, not an aggregate of the assets in the Portfolios shown.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	339

Because of the Pooling Portfolio’s limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolio has zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolio, Lipper, Inc. (“Lipper”), an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolio to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolio’s peers.7 Lipper’s analysis included the Portfolio’s rankings8 relative to its respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same classification/objective as the subject Portfolio.10

Portfolio	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)[12]	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Volatility Portfolio[13]	0.090	0.119	3/9	0.111	10/22

7	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

8	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

9	Note that there are limitations on expense category data because different funds categorize expenses differently.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	The Portfolio’s total expense ratio is estimated based on an initial estimate of the Portfolio’s net assets of $300 million.

12	With respect to the Portfolio’s peers, the total expense ratios of those funds are net of management, transfer agent and distribution fees.

13	The Portfolio’s total expense ratio of 0.09% does not include offering expenses that the Adviser may recoup within the first three years after the Portfolio commences operations. See page 4 for additional information.

340	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Based on this analysis, the Portfolio’s total expense ratio is lower than the Portfolio’s EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

There is no profitability information for the Portfolio since the Portfolio has not yet commenced operations. However, the Adviser’s profitability in respect of other series of the Trust and the Retirement Strategies were provided to the Board of Trustees.

The Portfolio may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from business conducted with the Portfolio will be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	341

greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli15 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $496 billion as of December 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

There is no performance history since the Portfolio has not yet commenced operation. Because the volatility reducing overlay service is new, the Adviser does not have related portfolio performance information for accounts using such service. However, the Adviser represented that it has provided asset allocation services to clients such as managing overlays and dynamic multi-asset portfolios.

15	The Deli study, which was based on 1997 SEC reported filings, was published in 2002 by Daniel N. Deli. The results of the study with respect to fund size and family size were consistent with economies of scale being shared with shareholders, suggesting a competitive environment.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

342	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. In light of the Portfolio’s ability to invest in fixed-income investments, the Senior Officer suggested that the Board of Trustees consider discussing with the Adviser the Adviser’s view of the Portfolio as a pure equity vehicle and its impact on the advisory fees charged to the Retirement Strategies. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: February 25, 2010

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	343

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

344	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN POOLING PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

POOL-0152-0211

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

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ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Pooling Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: April 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: April 25, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: April 25, 2011

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